UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Candriam Emerging Markets Debt Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	6/1/1998	5.25%	-1.82%	0.29%	1.36%
		Excluding sales charges		10.21	-0.91	0.75	1.36
Investor Class Shares[3]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	5.34	-2.17	0.01	1.78
		Excluding sales charges		9.73	-1.26	0.48	1.78
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	6/1/1998	3.97	-2.31	-0.27	2.52
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		8.97	-1.99	-0.27	2.52
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	7.96	-2.01	-0.28	2.52
	if Redeemed Within One Year of Purchase	Excluding sales charges		8.96	-2.01	-0.28	2.52
Class I Shares	No Sales Charge		8/31/2007	10.52	-0.61	1.03	1.12

1.	Prior to February 28, 2017, the Fund's primary investment strategies were changed. Effective June 21, 2019, the Fund replaced its prior subadvisor and modified its investment objective and principal investment strategies. The performance in the graph and table prior to those dates reflects its prior subadvisor's, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[1]	8.36%	-0.19%	2.05%
Morningstar Emerging Markets Bond Category Average[2]	9.77	0.19	1.34

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
2.	The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,003.70	$ 5.81	$1,019.41	$ 5.85	1.15%
Investor Class Shares	$1,000.00	$1,001.40	$ 8.27	$1,016.94	$ 8.34	1.64%
Class B Shares	$1,000.00	$ 997.80	$12.03	$1,013.16	$12.13	2.39%
Class C Shares	$1,000.00	$ 997.80	$12.03	$1,013.16	$12.13	2.39%
Class I Shares	$1,000.00	$1,005.20	$ 4.30	$1,020.92	$ 4.33	0.85%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2023 (Unaudited)
United States	11.8%
Dominican Republic	8.6
Colombia	6.9
Romania	5.5
Chile	4.3
Mexico	4.3
Panama	4.0
Saudi Arabia	3.7
Brazil	3.4
Hungary	3.3
Venezuela	3.1
Indonesia	3.1
Turkey	2.7
Senegal	2.5
Kazakhstan	2.1
Ecuador	2.0
Peru	2.0
Ghana	1.9
Ukraine	1.7
Sri Lanka	1.6
South Africa	1.6
Tunisia	1.5%
Angola	1.5
Croatia	1.4
Egypt	1.4
Nigeria	1.2
Cote D'Ivoire	1.2
Zambia	1.2
Tajikistan	1.0
China	1.0
Republic of the Congo	0.9
United Arab Emirates	0.8
Guatemala	0.7
Mozambique	0.7
Argentina	0.7
Georgia	0.6
Montenegro	0.6
Uruguay	0.4
Other Assets, Less Liabilities	3.1
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Dominican Republic Government Bond, 4.875%-13.625%, due 1/27/25–1/30/60
2.	Romanian Government Bond, 2.125%-6.625%, due 3/7/28–2/7/34
3.	Colombia Government Bond, 4.50%-8.00%, due 1/28/26–5/15/49
4.	Panama Government Bond, 3.87%-9.375%, due 4/1/29–1/19/63
5.	Hungary Government Bond, 5.00%-7.625%, due 2/22/27–3/29/41
6.	Mexico Government Bond, 5.75%-7.75%, due 11/13/42–10/12/10
7.	Senegal Government Bond, 5.375%-6.25%, due 5/23/33–6/8/37
8.	Pertamina Persero PT, 5.625%-6.00%, due 5/3/42–5/20/43
9.	Corp. Nacional del Cobre de Chile, 5.95%-6.30%, due 1/8/34–9/8/53
10.	KazMunayGas National Co. JSC, 6.375%, due 10/24/48

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Diliana Deltcheva, CFA, Christopher Mey, CFA, and Richard Briggs, CFA, of Candriam, the Fund’s Subadvisor
How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned 10.52%, outperforming the 8.36% return of the Fund’s benchmark, the JPMorgan EMBI Global Diversified Index (the "Index"). Over the same period, Class I shares also outperformed the 9.77% return of the Morningstar Emerging Markets Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Richard Briggs, CFA, was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, inflation and interest-rate trends largely drove the performance of emerging-markets debt securities. The Fund outperformed the Index, primarily due to holdings in state-owned company Petróleos de Venezuela (“PDVSA”), and overweight positions in other distressed credits. Underweight exposures to El Salvador and Turkey, in addition to the overweight position in Argentina, detracted most from relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund held a duration2 position one year longer than the Index throughout 2023, via U.S. Treasury futures, based on a view that the Federal Reserve (the "Fed") hiking cycle was priced in and that the U.S. economy would experience disinflation and an orderly slowdown of activity. The position contributed 40 basis points (“bps”) to performance in the first quarter, detracted approximately the same amount from performance in the second quarter, and detracted a further 10 bps in the third quarter. (A basis point is one one-hundredth of a percentage point). (Contributions take weightings and total returns into account.) The year-to-date impact of the long U.S. Treasury futures position is therefore muted at 10 bps. We maintained the position given our view that the Fed had completed its hiking cycle for now, along with a baseline scenario of a soft landing of the U.S. economy in 2024 and easier monetary policy in 2025.
What was the Fund’s duration strategy during the reporting period?
The Fund held a duration position one year longer than that of the Index throughout 2023 via U.S. Treasury futures, based on a view that the Fed hiking cycle was priced in and that the U.S. economy would experience disinflation and an orderly slowdown of activity. Initially, the U.S. Treasury futures position was biased towards the 2-year and 5-year points. After the regional bank crisis in March, which led to material volatility in 2-year U.S. Treasurys, we shifted the position towards the 5-year and ten-year points, with two-thirds expressed via 5-year U.S. Treasury futures.
How was the Fund affected by shifting currency values during the reporting period?
The Fund was not affected by shifting currency values during the reporting period.
During the reporting period, which countries and/or sectors were the strongest positive contributors to the Fund’s relative performance and which countries and/or sectors were particularly weak?
The largest contribution to performance relative to the Index came from the Fund’s legacy position in Venezuelan and PDVSA bonds. Both of these holdings rallied significantly in 2023, with gains accelerating in late October after the United States materially eased sanctions against Venezuela, thereby allowing unlimited oil production and exports for a six-month period, and unconstrained secondary trading of Venezuelan and PDVSA bonds on October 18. Shortly thereafter, the main emerging-markets debt index provider, JP Morgan, announced they were placing Venezuela on watch for possible index re-inclusion in early 2024. Relative value in the distressed high-yield-rated credit space also contributed materially. The Fund’s underweight position in Egypt and overweight positions in defaulted Ghana, Ukraine, and Zambia performed well, as Ghana and Zambia approached finalization of their debt restructuring negotiations with official, bilateral and private creditors. Core overweight positions in Colombia and Romania, in addition to Mexican corporates, also contributed positively to relative returns, as credits with attractive carry and limited volatility generally performed well during 2023.
Conversely, the Fund’s overweight position in Argentina detracted from relative performance on the disappointing and surprise primaries results in August, with libertarian Javier Milei displacing the opposition coalition from the presidential contest in October 2023. The first round of presidential elections did not produce a winner on October 22nd. A contested second round is scheduled to take place on November 19th. Neither of the two presidential

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

candidates—Sergio Massa (center to center-right, Peronist alliance) and Javier Milei (independent libertarian populist)—have produced credible macroeconomic adjustment programs, and either may suffer from limited support in Congress to implement much-needed reforms to sever the country from its boom and bust growth cycles, fiscal mismanagement, sky-high inflation and default history. The Fund’s overweight position in Tunisia detracted, as the long-awaited International Monetary Fund’s Extended Fund Facility of $1.9 billion did not materialize during the reporting period due to controversial domestic politics. We expect a deal to be concluded at some point in 2024. The country has built-in foreign exchange reserve buffers in 2023, and is able to repay the 2023 and 2024 upcoming maturities. We expect markets to reflect the decline in default risks by the end of 2023. Country selection in high-yield-rated credits also detracted from relative performance. Overweight positions in safer African credits, including Ivory Coast and Senegal, disappointed, as did underweight positions in weaker credits that held up better than expected (El Salvador, Bahrain, Oman and Pakistan) as the CCC-rated3 rally in the third quarter – and on a year-to-date basis – was indiscriminate, with the 5.9% Index weight of CCC-rated credits up by 31% as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
We added to the Fund’s position in Argentina in January 2023 (1.5%) and July (0.5%), expecting that the reform-orientated opposition would manage to restore macroeconomic stability. Those expectations did not materialize, as populist Milei, with libertarian leaning and inconsistent macroeconomic adjustment views, appeared as the surprise presidential candidate during the August primaries. Immediately after the August primaries, we reduced the Fund’s exposure in Argentina to neutral (−3%), reducing the position again in October (to −0.5% versus the Index) after the first round of the presidential elections. In September and October, we fully unwound the Fund’s position in Azerbaijan (−2% to −0.59% versus the Index) as the Nagorno-Karabakh conflict flared up again, although political risk premiums in these bonds did not rise sufficiently to compensate for the elevated geopolitical risks. We added to positions in Euro-denominated bonds of Asian (Indonesia and the Philippines),
Eastern European (Hungary, Romania and Serbia) and Latin American (Chile and Peru) sovereigns to benefit from the higher spread4 offered in Euro-denominated versus U.S. dollar-denominated bonds of the same country. As of the end of the reporting period, the Fund had allocated 16.5% of assets to Euro-denominated issuers.
How did the Fund’s country and/or sector weightings change during the reporting period?
While we initially increased the Fund’s U.S. Treasury duration to reflect constructive market sentiment, we decided to close half of the Fund’s Bunds hedge (0.25 years) in hard currency , as we believed European rates were unlikely to disconnect from U.S. rates amid a U.S. slowdown. We also trimmed exposure to Oman (rich BB-rated5 credit), continued executing a relative value strategy in Africa (Mozambique versus Gabon), and reduced exposure to Ecuador (via the blue-bond-backed Eurobond buyback). In other changes, we rotated Fund exposure from Nigeria to Angola, and from U.S. dollar-denominated to Euro-denominated bonds in Romania on relative value considerations. We also reduced exposure to Paraguay (outright), Ecuador and El Salvador in favor of The United Arab Emirates (“UAE”) quasi Mubadala and Oman. During the year, we switched Fund exposure from U.S. dollar-denominated into Euro-denominated bonds in Asian (Indonesia and the Philippines), Eastern European (Hungary, Romania and Serbia) and Latin American (Chile and Peru) sovereign credits across hard currency strategies on relative value. Towards the end the reporting period, we sold holdings in Argentina and Turkey. Finally, we reduced the Fund’s exposure to high beta6 idiosyncratic credits (Argentina, Angola, Nigeria, Iraq and Venezuela).
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund maintains underweight energy exposure via investment-grade-rated credits, and overweight exposure in Angola, Ecuador, Venezuela and PDVSA; neutral exposure in Nigeria; and underweight exposure in Azerbaijan, Bahrain, Gabon, Malaysia, Qatar, Oman, Saudi Arabia and UAE.
The Fund maintains exposure to select idiosyncratic, high-yield-rated credits from countries including Ghana,
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
10	MainStay Candriam Emerging Markets Debt Fund

Mozambique, Tunisia, Ukraine and Zambia, and holds underweight exposure to high-yield credits from Turkey and The Commonwealth of Independent States (Armenia and Uzbekistan), and other distressed frontier credits (El Salvador, Ethiopia, Kenya, Mongolia, Pakistan and Suriname).
The Fund also maintains underweight positions in rich investment-grade-rated credits from countries including China, Peru, the Philippines, Saudi Arabia, Qatar, UAE and Uruguay, and holds overweight exposure to attractively valued BBB-rated7 credits from Hungary, Mexico and Romania, and BB-rated credit from Colombia, Ivory Coast and Dominican Republic.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 85.1%
Corporate Bonds 11.2%
Brazil 2.1%
MARB BondCo plc
Series Reg S
3.95%, due 1/29/31	$ 500,000	$ 367,044
Minerva Luxembourg SA
Series Reg S
8.875%, due 9/13/33 (a)	467,000	458,337
Rumo Luxembourg SARL
Series Reg S
4.20%, due 1/18/32	500,000	384,500
		1,209,881
China 1.0%
Alibaba Group Holding Ltd.
4.20%, due 12/6/47	800,000	537,583
Georgia 0.6%
Georgian Railway JSC
Series Reg S
4.00%, due 6/17/28	400,000	340,040
Kazakhstan 2.1%
KazMunayGas National Co. JSC
Series Reg S
6.375%, due 10/24/48	1,500,000	1,173,000
Peru 0.5%
Lima Metro Line 2 Finance Ltd.
Series Reg S
4.35%, due 4/5/36	306,239	260,715
Saudi Arabia 3.2%
EIG Pearl Holdings SARL
Series Reg S
4.387%, due 11/30/46	1,000,000	682,420
GACI First Investment Co.
Series Reg S
4.875%, due 2/14/35	500,000	440,625
Greensaif Pipelines Bidco SARL
Series Reg S
6.129%, due 2/23/38	250,000	232,739
Series Reg S
6.129%, due 2/23/38	500,000	465,478
		1,821,262
	Principal Amount	Value

Turkey 1.0%
WE Soda Investments Holding plc
Series Reg S
9.50%, due 10/6/28	$ 550,000	$ 548,460
Venezuela 0.7%
Petroleos de Venezuela SA
5.375%, due 4/12/27 (b)(c)(d)	3,000,000	399,000
Total Corporate Bonds (Cost $7,761,948)		6,289,941
Foreign Government Bonds 73.9%
Angola 1.5%
Angola Government Bond
Series Reg S
8.75%, due 4/14/32	800,000	621,693
Series Reg S
9.125%, due 11/26/49	300,000	210,000
		831,693
Argentina 0.7%
Argentina Government Bond
3.50%, due 7/9/41 (e)	1,400,000	365,158
Brazil 1.3%
Brazil Government Bond (a)
4.75%, due 1/14/50	300,000	200,249
8.75%, due 2/4/25	500,000	523,050
		723,299
Chile 4.3%
Chile Government Bond
3.25%, due 9/21/71	600,000	319,314
4.125%, due 7/5/34	800,000	797,131
Corp. Nacional del Cobre de Chile
Series Reg S
5.95%, due 1/8/34	1,000,000	928,894
Series Reg S
6.30%, due 9/8/53	455,000	393,203
		2,438,542
Colombia 6.9%
Colombia Government Bond
4.50%, due 1/28/26	500,000	478,078
5.00%, due 6/15/45	300,000	191,914
5.20%, due 5/15/49	300,000	191,841
6.125%, due 1/18/41	1,000,000	762,966
7.50%, due 2/2/34	500,000	467,594

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Colombia (continued)
Colombia Government Bond (continued)
8.00%, due 4/20/33	$ 987,000	$ 963,803
Ecopetrol SA
4.625%, due 11/2/31	700,000	525,198
8.875%, due 1/13/33	300,000	288,121
		3,869,515
Cote D'Ivoire 1.2%
Ivory Coast Government Bond
Series Reg S
4.875%, due 1/30/32	EUR 850,000	677,911
Croatia 1.4%
Croatia Government Bond
Series Reg S
6.00%, due 1/26/24	$ 800,000	799,600
Dominican Republic 8.6%
Dominican Republic Government Bond
Series Reg S
4.875%, due 9/23/32	300,000	242,425
Series Reg S
5.30%, due 1/21/41 (a)	500,000	363,960
Series Reg S
5.50%, due 1/27/25	500,000	491,775
Series Reg S
5.50%, due 2/22/29	300,000	273,015
Series Reg S
5.875%, due 1/30/60	1,000,000	708,987
Series Reg S
5.95%, due 1/25/27	700,000	673,486
Series Reg S
6.40%, due 6/5/49 (a)	500,000	391,695
Series Reg S
6.875%, due 1/29/26	1,200,000	1,195,364
Series Reg S
11.25%, due 9/15/35	DOP 12,350,000	214,201
Series Reg S
13.625%, due 2/3/33	14,000,000	278,904
		4,833,812
Ecuador 2.0%
Ecuador Government Bond (e)
Series Reg S
2.50%, due 7/31/40	$ 1,400,000	468,228
	Principal Amount	Value

Ecuador (continued)
Ecuador Government Bond (e) (continued)
Series Reg S
6.00%, due 7/31/30	$ 1,325,000	$ 670,283
		1,138,511
Egypt 1.4%
Egypt Government Bond
Series Reg S
8.875%, due 5/29/50	1,500,000	794,280
Ghana 1.9%
Ghana Government Bond (b)(d)
Series Reg S
7.75%, due 4/7/29	200,000	84,536
Series Reg S
7.875%, due 2/11/35	900,000	383,814
Series Reg S
8.627%, due 6/16/49	1,500,000	618,975
		1,087,325
Guatemala 0.7%
Guatemala Government Bond
Series Reg S
7.05%, due 10/4/32 (a)	400,000	390,663
Hungary 3.3%
Hungary Government Bond
Series Reg S
5.00%, due 2/22/27	EUR 700,000	745,308
Series Reg S
5.375%, due 9/12/33	600,000	611,719
7.625%, due 3/29/41	$ 500,000	511,770
		1,868,797
Indonesia 3.1%
Indonesia Government Bond
4.45%, due 4/15/70	500,000	364,591
Pertamina Persero PT
5.625%, due 5/20/43 (f)	800,000	674,151
Series Reg S
6.00%, due 5/3/42	800,000	699,788
		1,738,530
Mexico 4.3%
Comision Federal de Electricidad
Series Reg S
3.875%, due 7/26/33	500,000	362,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Mexico (continued)
Comision Federal de Electricidad (continued)
Series Reg S
4.677%, due 2/9/51	$ 700,000	$ 415,922
Mexico Government Bond
5.75%, due 10/12/10	400,000	306,703
7.75%, due 11/13/42	MXN 30,000,000	1,328,210
		2,413,261
Montenegro 0.6%
Montenegro Government Bond
Series Reg S
2.875%, due 12/16/27	EUR 350,000	314,785
Mozambique 0.7%
Mozambique Government Bond
Series Reg S
9.00%, due 9/15/31 (e)	$ 500,000	385,000
Nigeria 1.2%
Nigeria Government Bond
Series Reg S
7.625%, due 11/21/25	300,000	291,969
Series Reg S
7.875%, due 2/16/32	500,000	400,125
		692,094
Panama 4.0%
Aeropuerto Internacional de Tocumen SA
Series Reg S
5.125%, due 8/11/61	400,000	267,541
Panama Government Bond
3.87%, due 7/23/60	500,000	264,509
4.50%, due 4/1/56	400,000	242,168
4.50%, due 1/19/63	800,000	472,601
6.40%, due 2/14/35	400,000	366,762
6.875%, due 1/31/36	417,000	392,310
9.375%, due 4/1/29	200,000	221,358
		2,227,249
Peru 1.5%
Peru Government Bond
3.23%, due 7/28/21	600,000	301,941
3.60%, due 1/15/72	400,000	226,817
6.55%, due 3/14/37	300,000	302,654
		831,412
	Principal Amount	Value

Republic of the Congo 0.9%
Congo Government Bond
Series Reg S
6.00%, due 6/30/29 (e)	$ 627,000	$ 504,208
Romania 5.5%
Romanian Government Bond
Series Reg S
2.125%, due 3/7/28	EUR 600,000	550,550
Series Reg S
3.75%, due 2/7/34	1,200,000	1,001,450
Series Reg S
6.625%, due 9/27/29 (a)	1,400,000	1,523,096
		3,075,096
Saudi Arabia 0.5%
Saudi Government Bond
Series Reg S
3.45%, due 2/2/61	$ 500,000	289,876
Senegal 2.5%
Senegal Government Bond
Series Reg S
5.375%, due 6/8/37	EUR 1,358,000	917,202
Series Reg S
6.25%, due 5/23/33 (a)	$ 642,000	505,729
		1,422,931
South Africa 1.6%
South Africa Government Bond
4.30%, due 10/12/28	300,000	258,450
5.75%, due 9/30/49	250,000	162,168
5.875%, due 4/20/32	300,000	253,071
7.30%, due 4/20/52	250,000	194,417
		868,106
Sri Lanka 1.6%
Sri Lanka Government Bond (b)(d)
Series Reg S
6.20%, due 5/11/27	700,000	348,040
Series Reg S
6.825%, due 7/18/26	650,000	334,713
Series Reg S
7.55%, due 3/28/30	400,000	198,854
		881,607

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Tajikistan 1.0%
Tajiskistan Government Bond
Series Reg S
7.125%, due 9/14/27	$ 713,000	$ 576,817
Tunisia 1.5%
Tunisian Republic
Series Reg S
5.625%, due 2/17/24	EUR 300,000	295,432
Series Reg S
5.75%, due 1/30/25	$ 800,000	554,096
		849,528
Turkey 1.7%
Turkey Government Bond
5.75%, due 5/11/47	1,450,000	944,182
Ukraine 1.7%
NPC Ukrenergo
Series Reg S
6.875%, due 11/9/28 (b)(d)	1,150,000	304,693
State Agency of Roads of Ukraine
Series Reg S
6.25%, due 6/24/30 (b)(c)(d)	1,227,000	312,934
Ukraine Government Bond
Series Reg S
7.253%, due 3/15/35 (b)(c)(d)	1,300,000	324,953
		942,580
United Arab Emirates 0.8%
Finance Department Government of Sharjah
Series Reg S
4.00%, due 7/28/50	800,000	453,200
Uruguay 0.4%
Uruguay Government Bond
9.75%, due 7/20/33	UYU 8,542,218	211,705
Venezuela 2.4%
Petroleos de Venezuela SA (b)(c)(d)
Series Reg S
6.00%, due 5/16/24	$ 2,500,000	317,500
Series Reg S
6.00%, due 11/15/26	2,500,000	311,250
	Principal Amount	Value

Venezuela (continued)
Venezuela Government Bond
Series Reg S
9.25%, due 5/7/28 (b)(c)(d)	$ 4,095,000	$ 738,832
		1,367,582
Zambia 1.2%
Zambia Government Bond
Series Reg S
8.97%, due 7/30/27 (b)(d)	1,081,000	658,059
Total Foreign Government Bonds (Cost $51,899,795)		41,466,914
Total Long-Term Bonds (Cost $59,661,743)		47,756,855

	Shares

Short-Term Investments 11.8%
U.S. Treasury Debt 8.7%
U.S. Treasury Bills
5.42%, due 3/14/24 (g)	$ 5,000,000	4,901,110
Total U.S. Treasury Debt (Cost $4,901,304)		4,901,110
Unaffiliated Investment Company 3.1%
United States 3.1%
Invesco Government & Agency Portfolio, 5.357% (h)(i)	1,715,818	1,715,818
Total Short-Term Investments (Cost $6,617,122)		6,616,928
Total Investments (Cost $66,278,865)	96.9%	54,373,783
Other Assets, Less Liabilities	3.1	1,731,980
Net Assets	100.0%	$ 56,105,763

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $1,644,616. The Fund received cash collateral with a value of $1,715,818. (See Note 2(J))
(b)	Issue in default.
(c)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $2,404,469, which represented 4.3% of the Fund’s net assets. (Unaudited)
(d)	Issue in non-accrual status.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
(e)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(g)	Interest rate shown represents yield to maturity.
(h)	Current yield as of October 31, 2023.
(i)	Represents a security purchased with cash collateral received for securities on loan.
Foreign Currency Forward Contracts
As of October 31, 2023, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)[2]
USD	1,379,198	MXN	25,000,000	Barclays Capital	12/20/23	$ 3,697
Total Unrealized Appreciation						3,697
USD	8,663,483	EUR	8,200,000	JPMorgan Chase Bank N.A.	12/20/23	(33,003)
Total Unrealized Depreciation						(33,003)
Net Unrealized Depreciation						$ (29,306)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
2.	As of October 31, 2023, cash in the amount of $570,000 was on deposit with a broker or forward commission merchant for forward transactions.
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	157	December 2023	$ 16,753,998	$ 16,402,821	$ (351,177)
U.S. Treasury 10 Year Notes	45	December 2023	4,982,810	4,777,734	(205,076)
Net Unrealized Depreciation					$ (556,253)

1.	As of October 31, 2023, cash in the amount of $327,828 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.

Abbreviation(s):
DOP—Dominican Republic Peso
EUR—Euro
MXN—Mexico Peso
USD—United States Dollar
UYU—Uruguay Peso
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Debt Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 6,289,941	$ —	$ 6,289,941
Foreign Government Bonds	—	41,466,914	—	41,466,914
Total Long-Term Bonds	—	47,756,855	—	47,756,855
Short-Term Investments
Unaffiliated Investment Company	1,715,818	—	—	1,715,818
U.S. Treasury Debt	—	4,901,110	—	4,901,110
Total Short-Term Investments	1,715,818	4,901,110	—	6,616,928
Total Investments in Securities	1,715,818	52,657,965	—	54,373,783
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	3,697	—	3,697
Total Investments in Securities and Other Financial Instruments	$ 1,715,818	$ 52,661,662	$ —	$ 54,377,480
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (33,003)	$ —	$ (33,003)
Futures Contracts	(556,253)	—	—	(556,253)
Total Other Financial Instruments	$ (556,253)	$ (33,003)	$ —	$ (589,256)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $66,278,865) including securities on loan of $1,644,616	$ 54,373,783
Cash	480,053
Cash denominated in foreign currencies (identified cost $754,165)	757,432
Cash collateral on deposit at broker for futures contracts	327,828
Cash collateral on deposit at broker for forward contracts	570,000
Receivables:
Fund shares sold	2,105,307
Interest	870,379
Variation margin on futures contracts	744,256
Securities lending	1,305
Unrealized appreciation on foreign currency forward contracts	3,697
Other assets	37,348
Total assets	60,271,388
Liabilities
Cash collateral received for securities on loan	1,715,818
Payables:
Fund shares redeemed	2,313,584
Transfer agent (See Note 3)	29,768
Manager (See Note 3)	19,757
Custodian	13,651
Professional fees	12,613
NYLIFE Distributors (See Note 3)	12,050
Shareholder communication	4,456
Trustees	10
Accrued expenses	3,439
Distributions payable	7,476
Unrealized depreciation on foreign currency forward contracts	33,003
Total liabilities	4,165,625
Net assets	$ 56,105,763
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 77,920
Additional paid-in-capital	104,409,062
104,486,982
Total distributable earnings (loss)	(48,381,219)
Net assets	$ 56,105,763
Class A
Net assets applicable to outstanding shares	$43,664,637
Shares of beneficial interest outstanding	6,072,563
Net asset value per share outstanding	$ 7.19
Maximum sales charge (4.50% of offering price)	0.34
Maximum offering price per share outstanding	$ 7.53
Investor Class
Net assets applicable to outstanding shares	$ 8,436,144
Shares of beneficial interest outstanding	1,159,451
Net asset value per share outstanding	$ 7.28
Maximum sales charge (4.00% of offering price)	0.30
Maximum offering price per share outstanding	$ 7.58
Class B
Net assets applicable to outstanding shares	$ 235,037
Shares of beneficial interest outstanding	33,497
Net asset value and offering price per share outstanding	$ 7.02
Class C
Net assets applicable to outstanding shares	$ 878,119
Shares of beneficial interest outstanding	124,916
Net asset value and offering price per share outstanding	$ 7.03
Class I
Net assets applicable to outstanding shares	$ 2,891,826
Shares of beneficial interest outstanding	401,534
Net asset value and offering price per share outstanding	$ 7.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Debt Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 4,147,739
Securities lending, net	20,265
Total income	4,168,004
Expenses
Manager (See Note 3)	433,904
Transfer agent (See Note 3)	157,804
Distribution/Service—Class A (See Note 3)	119,769
Distribution/Service—Investor Class (See Note 3)	22,562
Distribution/Service—Class B (See Note 3)	3,551
Distribution/Service—Class C (See Note 3)	11,349
Professional fees	89,652
Registration	76,565
Custodian	40,376
Trustees	1,570
Shareholder communication	1,003
Miscellaneous	3,004
Total expenses before waiver/reimbursement	961,109
Expense waiver/reimbursement from Manager (See Note 3)	(196,352)
Reimbursement from prior custodian(a)	(127)
Net expenses	764,630
Net investment income (loss)	3,403,374
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(7,252,068)
Futures transactions	(456,539)
Foreign currency transactions	(87,665)
Foreign currency forward transactions	417,650
Net realized gain (loss)	(7,378,622)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	10,881,220
Futures contracts	(557,477)
Foreign currency forward contracts	(29,306)
Translation of other assets and liabilities in foreign currencies	4,146
Net change in unrealized appreciation (depreciation)	10,298,583
Net realized and unrealized gain (loss)	2,919,961
Net increase (decrease) in net assets resulting from operations	$ 6,323,335

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,403,374	$ 3,647,283
Net realized gain (loss)	(7,378,622)	(13,154,988)
Net change in unrealized appreciation (depreciation)	10,298,583	(13,895,370)
Net increase (decrease) in net assets resulting from operations	6,323,335	(23,403,075)
Distributions to shareholders:
Class A	(2,607,140)	(3,612,534)
Investor Class	(434,942)	(549,300)
Class B	(16,986)	(37,561)
Class C	(52,711)	(107,128)
Class I	(205,389)	(237,169)
	(3,317,168)	(4,543,692)
Distributions to shareholders from return of capital:
Class A	—	(277,063)
Investor Class	—	(42,129)
Class B	—	(2,881)
Class C	—	(8,216)
Class I	—	(18,190)
	—	(348,479)
Total distributions to shareholders	(3,317,168)	(4,892,171)
Capital share transactions:
Net proceeds from sales of shares	17,806,161	12,957,410
Net asset value of shares issued to shareholders in reinvestment of distributions	3,170,418	4,663,688
Cost of shares redeemed	(30,021,359)	(31,448,175)
Increase (decrease) in net assets derived from capital share transactions	(9,044,780)	(13,827,077)
Net increase (decrease) in net assets	(6,038,613)	(42,122,323)
Net Assets
Beginning of year	62,144,376	104,266,699
End of year	$ 56,105,763	$ 62,144,376
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.88	$ 9.73	$ 9.81	$ 10.46	$ 9.71
Net investment income (loss) (a)	0.41	0.38	0.36	0.47	0.49
Net realized and unrealized gain (loss)	0.29	(2.73)	0.04	(0.67)	0.76
Total from investment operations	0.70	(2.35)	0.40	(0.20)	1.25
Less distributions:
From net investment income	(0.39)	(0.46)	(0.48)	(0.45)	(0.50)
Return of capital	—	(0.04)	—	—	—
Total distributions	(0.39)	(0.50)	(0.48)	(0.45)	(0.50)
Net asset value at end of year	$ 7.19	$ 6.88	$ 9.73	$ 9.81	$ 10.46
Total investment return (b)	10.21%	(24.93)%	4.00%	(1.80)%	13.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.57%	4.53%	3.58%	4.70%	4.78%
Net expenses (c)	1.15%	1.15%	1.16%	1.17%	1.23%
Expenses (before waiver/reimbursement) (c)	1.46%	1.36%	1.31%	1.33%	1.26%
Portfolio turnover rate	133%	116%	112%	102%	102%
Net assets at end of year (in 000’s)	$ 43,665	$ 48,053	$ 81,092	$ 82,874	$ 93,472

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.96	$ 9.84	$ 9.91	$ 10.57	$ 9.80
Net investment income (loss) (a)	0.38	0.35	0.33	0.44	0.47
Net realized and unrealized gain (loss)	0.30	(2.77)	0.04	(0.68)	0.77
Total from investment operations	0.68	(2.42)	0.37	(0.24)	1.24
Less distributions:
From net investment income	(0.36)	(0.43)	(0.44)	(0.42)	(0.47)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.36)	(0.46)	(0.44)	(0.42)	(0.47)
Net asset value at end of year	$ 7.28	$ 6.96	$ 9.84	$ 9.91	$ 10.57
Total investment return (b)	9.73%	(25.27)%	3.70%	(2.20)%	12.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.09%	4.14%	3.21%	4.38%	4.50%
Net expenses (c)	1.64%	1.56%	1.53%	1.49%	1.52%
Expenses (before waiver/reimbursement) (c)	1.95%	1.78%	1.70%	1.66%	1.56%
Portfolio turnover rate	133%	116%	112%	102%	102%
Net assets at end of year (in 000's)	$ 8,436	$ 8,670	$ 12,806	$ 13,801	$ 16,024

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.72	$ 9.52	$ 9.61	$ 10.26	$ 9.52
Net investment income (loss) (a)	0.31	0.27	0.24	0.36	0.38
Net realized and unrealized gain (loss)	0.29	(2.67)	0.04	(0.66)	0.75
Total from investment operations	0.60	(2.40)	0.28	(0.30)	1.13
Less distributions:
From net investment income	(0.30)	(0.37)	(0.37)	(0.35)	(0.39)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.30)	(0.40)	(0.37)	(0.35)	(0.39)
Net asset value at end of year	$ 7.02	$ 6.72	$ 9.52	$ 9.61	$ 10.26
Total investment return (b)	8.97%	(25.85)%	2.87%	(2.91)%	12.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.34%	3.31%	2.49%	3.66%	3.76%
Net expenses (c)	2.39%	2.31%	2.28%	2.24%	2.27%
Expenses (before waiver/reimbursement) (c)	2.71%	2.52%	2.45%	2.40%	2.31%
Portfolio turnover rate	133%	116%	112%	102%	102%
Net assets at end of year (in 000’s)	$ 235	$ 426	$ 1,129	$ 1,789	$ 2,663

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.74	$ 9.54	$ 9.63	$ 10.27	$ 9.54
Net investment income (loss) (a)	0.31	0.27	0.25	0.36	0.38
Net realized and unrealized gain (loss)	0.28	(2.67)	0.03	(0.66)	0.74
Total from investment operations	0.59	(2.40)	0.28	(0.30)	1.12
Less distributions:
From net investment income	(0.30)	(0.37)	(0.37)	(0.34)	(0.39)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.30)	(0.40)	(0.37)	(0.34)	(0.39)
Net asset value at end of year	$ 7.03	$ 6.74	$ 9.54	$ 9.63	$ 10.27
Total investment return (b)	8.96%	(25.90)%	2.87%	(2.81)%	11.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.34%	3.31%	2.52%	3.68%	3.78%
Net expenses (c)	2.39%	2.31%	2.28%	2.24%	2.27%
Expenses (before waiver/reimbursement) (c)	2.70%	2.52%	2.45%	2.40%	2.31%
Portfolio turnover rate	133%	116%	112%	102%	102%
Net assets at end of year (in 000’s)	$ 878	$ 1,358	$ 3,511	$ 6,365	$ 11,150

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 6.89	$ 9.75	$ 9.82	$ 10.48	$ 9.72
Net investment income (loss) (a)	0.43	0.40	0.39	0.51	0.52
Net realized and unrealized gain (loss)	0.29	(2.74)	0.05	(0.69)	0.76
Total from investment operations	0.72	(2.34)	0.44	(0.18)	1.28
Less distributions:
From net investment income	(0.41)	(0.48)	(0.51)	(0.48)	(0.52)
Return of capital	—	(0.04)	—	—	—
Total distributions	(0.41)	(0.52)	(0.51)	(0.48)	(0.52)
Net asset value at end of year	$ 7.20	$ 6.89	$ 9.75	$ 9.82	$ 10.48
Total investment return (b)	10.52%	(24.75)%	4.42%	(1.59)%	13.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.88%	4.89%	3.86%	5.09%	4.99%
Net expenses (c)	0.85%	0.85%	0.85%	0.85%	0.94%
Expenses (before waiver/reimbursement) (c)	1.21%	1.12%	1.06%	1.07%	1.01%
Portfolio turnover rate	133%	116%	112%	102%	102%
Net assets at end of year (in 000’s)	$ 2,892	$ 3,637	$ 5,729	$ 6,687	$ 17,100

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B*	June 1, 1998
Class C	September 1, 1998
Class I	August 31, 2007

*	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either
Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to accelerate the conversion of the Fund’s Class B shares into Class A shares, or Investor Class shares, based on shareholder eligibility.  Class B shareholders of the Fund will receive Class A shares of the Fund if they hold at least $15,000 of Class B shares of the Fund on or around February 28, 2024; otherwise, Class B shareholders of the Fund will receive Investor Class shares of the relevant Fund.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation

24	MainStay Candriam Emerging Markets Debt Fund

and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
25

Notes to Financial Statements (continued)
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more

26	MainStay Candriam Emerging Markets Debt Fund

likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2023, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return
27

Notes to Financial Statements (continued)
of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Fund's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the

28	MainStay Candriam Emerging Markets Debt Fund

securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(K) High Yield and General Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.
(L) Foreign Securities Risk and Emerging Markets Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
(M) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
29

Notes to Financial Statements (continued)
(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.
The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.
Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized appreciation on foreign currency forward contracts (a)	$3,697	$3,697
Total Fair Value	$3,697	$3,697

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(556,253)	$(556,253)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(33,003)	—	(33,003)
Total Fair Value	$(33,003)	$(556,253)	$(589,256)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Transactions	$ —	$(456,539)	$(456,539)
Forward Transactions	417,650	—	417,650
Total Net Realized Gain (Loss)	$417,650	$(456,539)	$ (38,889)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(557,477)	$(557,477)
Forward Contracts	(29,306)	—	(29,306)
Total Net Change in Unrealized Appreciation (Depreciation)	$(29,306)	$(557,477)	$(586,783)

Average Notional Amount	Total
Futures Contracts Long (a)	$17,277,266
Futures Contracts Short (b)	$ (3,034,767)
Forward Contracts Short (a)	$ (7,343,253)

(a)	Positions were open eleven months during the reporting period.
(b)	Positions were open ten months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million. During the year ended October 31, 2023, the effective management fee rate was 0.70% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.15% and Class I, 0.85%. New York Life Investments will apply an

30	MainStay Candriam Emerging Markets Debt Fund

equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $433,904 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $196,352 and paid the Subadvisor fees in the amount of $118,542.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $2,744 and $505, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B shares during the year ended October 31, 2023, of $2.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$82,574	$ —
Investor Class	59,232	457
Class B	2,360	(9)
Class C	7,499	13
Class I	6,139	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
31

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$66,359,025	$331,372	$(12,316,614)	$(11,985,242)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,638,797	$(34,697,025)	$(3,332,692)	$(11,990,299)	$(48,381,219)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustment, mark to market of forwards and mark to market of futures. The other temporary differences are primarily due to interest accruals on defaulted securities.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $34,675,783, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$11,576	$23,100
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$3,317,168	$4,543,692
Return of Capital	—	348,479
Total	$3,317,168	$4,892,171
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $73,718 and $86,874, respectively.

32	MainStay Candriam Emerging Markets Debt Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,366,984	$ 17,206,042
Shares issued to shareholders in reinvestment of distributions	338,349	2,471,043
Shares redeemed	(3,672,824)	(26,808,536)
Net increase (decrease) in shares outstanding before conversion	(967,491)	(7,131,451)
Shares converted into Class A (See Note 1)	64,955	474,372
Shares converted from Class A (See Note 1)	(9,556)	(70,346)
Net increase (decrease)	(912,092)	$ (6,727,425)
Year ended October 31, 2022:
Shares sold	1,316,634	$ 10,780,850
Shares issued to shareholders in reinvestment of distributions	441,165	3,682,467
Shares redeemed	(3,131,520)	(25,516,770)
Net increase (decrease) in shares outstanding before conversion	(1,373,721)	(11,053,453)
Shares converted into Class A (See Note 1)	26,691	222,143
Shares converted from Class A (See Note 1)	(813)	(7,369)
Net increase (decrease)	(1,347,843)	$(10,838,679)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	15,228	$ 112,580
Shares issued to shareholders in reinvestment of distributions	57,992	428,581
Shares redeemed	(137,037)	(1,014,692)
Net increase (decrease) in shares outstanding before conversion	(63,817)	(473,531)
Shares converted into Investor Class (See Note 1)	24,850	183,820
Shares converted from Investor Class (See Note 1)	(47,268)	(349,057)
Net increase (decrease)	(86,235)	$ (638,768)
Year ended October 31, 2022:
Shares sold	24,505	$ 206,699
Shares issued to shareholders in reinvestment of distributions	69,037	581,267
Shares redeemed	(155,502)	(1,297,451)
Net increase (decrease) in shares outstanding before conversion	(61,960)	(509,485)
Shares converted into Investor Class (See Note 1)	21,430	177,592
Shares converted from Investor Class (See Note 1)	(15,482)	(131,527)
Net increase (decrease)	(56,012)	$ (463,420)

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	97	$ 688
Shares issued to shareholders in reinvestment of distributions	2,248	16,010
Shares redeemed	(9,253)	(66,177)
Net increase (decrease) in shares outstanding before conversion	(6,908)	(49,479)
Shares converted from Class B (See Note 1)	(22,978)	(163,994)
Net increase (decrease)	(29,886)	$ (213,473)
Year ended October 31, 2022:
Shares sold	1,003	$ 8,854
Shares issued to shareholders in reinvestment of distributions	4,123	34,222
Shares redeemed	(36,379)	(276,405)
Net increase (decrease) in shares outstanding before conversion	(31,253)	(233,329)
Shares converted from Class B (See Note 1)	(23,894)	(189,763)
Net increase (decrease)	(55,147)	$ (423,092)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	4,802	$ 34,292
Shares issued to shareholders in reinvestment of distributions	7,379	52,643
Shares redeemed	(65,225)	(465,348)
Net increase (decrease) in shares outstanding before conversion	(53,044)	(378,413)
Shares converted from Class C (See Note 1)	(23,695)	(168,134)
Net increase (decrease)	(76,739)	$ (546,547)
Year ended October 31, 2022:
Shares sold	11,855	$ 96,489
Shares issued to shareholders in reinvestment of distributions	13,736	114,445
Shares redeemed	(182,507)	(1,497,503)
Net increase (decrease) in shares outstanding before conversion	(156,916)	(1,286,569)
Shares converted from Class C (See Note 1)	(9,547)	(78,445)
Net increase (decrease)	(166,463)	$ (1,365,014)

33

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	61,692	$ 452,559
Shares issued to shareholders in reinvestment of distributions	27,637	202,141
Shares redeemed	(228,398)	(1,666,606)
Net increase (decrease) in shares outstanding before conversion	(139,069)	(1,011,906)
Shares converted into Class I (See Note 1)	12,869	93,339
Net increase (decrease)	(126,200)	$ (918,567)
Year ended October 31, 2022:
Shares sold	238,664	$ 1,864,518
Shares issued to shareholders in reinvestment of distributions	30,376	251,287
Shares redeemed	(329,923)	(2,860,046)
Net increase (decrease) in shares outstanding before conversion	(60,883)	(744,241)
Shares converted into Class I (See Note 1)	812	7,369
Net increase (decrease)	(60,071)	$ (736,872)
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay Candriam Emerging Markets Debt Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Debt Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
35

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay Candriam Emerging Markets Debt Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
38	MainStay Candriam Emerging Markets Debt Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
39

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
40	MainStay Candriam Emerging Markets Debt Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013921MS139-23	MSCEMD11-12/23
(NYLIM) NL218

MainStay Income Builder Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	1/3/1995	-1.39%	1.67%	3.07%	1.02%
		Excluding sales charges		1.66	2.82	3.65	1.02
Investor Class Shares[3]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	-1.18	1.48	2.89	1.20
		Excluding sales charges		1.35	2.63	3.47	1.20
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	12/29/1987	-4.31	1.52	2.70	1.95
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		0.63	1.86	2.70	1.95
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	-0.36	1.87	2.70	1.95
	if Redeemed Within One Year of Purchase	Excluding sales charges		0.63	1.87	2.70	1.95
Class I Shares	No Sales Charge		1/2/2004	1.89	3.08	3.91	0.77
Class R2 Shares[5]	No Sales Charge		2/27/2015	1.52	2.72	2.61	1.12
Class R3 Shares[5]	No Sales Charge		2/29/2016	1.25	2.46	3.93	1.37
Class R6 Shares	No Sales Charge		2/28/2018	1.98	3.18	2.68	0.68
SIMPLE Class Shares	No Sales Charge		8/31/2020	1.31	N/A	-0.66	1.38

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	10.48%	8.27%	7.53%
Bloomberg U.S. Aggregate Bond Index[2]	0.36	-0.06	0.88
Blended Benchmark Index[3]	6.44	5.21	5.07
Morningstar Global Allocation Category Average[4]	4.11	3.31	3.15

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the 60% MSCI World Index (net) and 40% of the Bloomberg U.S. Aggregate Bond Index, respectively.
4.	Morningstar Global Allocation Category Average funds seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$944.10	$5.05	$1,020.01	$ 5.24	1.03%
Investor Class Shares	$1,000.00	$942.40	$6.27	$1,018.75	$ 6.51	1.28%
Class B Shares	$1,000.00	$939.20	$9.92	$1,014.97	$10.31	2.03%
Class C Shares	$1,000.00	$939.10	$9.92	$1,014.97	$10.31	2.03%
Class I Shares	$1,000.00	$945.30	$3.82	$1,021.27	$ 3.97	0.78%
Class R2 Shares	$1,000.00	$943.60	$5.54	$1,019.51	$ 5.75	1.13%
Class R3 Shares	$1,000.00	$942.40	$6.76	$1,018.25	$ 7.02	1.38%
Class R6 Shares	$1,000.00	$945.80	$3.34	$1,021.78	$ 3.47	0.68%
SIMPLE Class Shares	$1,000.00	$943.10	$6.07	$1,018.95	$ 6.31	1.24%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-9.674%, due 7/20/49–10/16/63
2.	FHLMC STACR REMIC Trust, 7.421%-12.321%, due 8/25/33–1/25/50
3.	UMBS, 30 Year, 2.50%-6.50%, due 8/1/48–10/1/53
4.	Microsoft Corp.
5.	Broadcom, Inc.
6.	FHLMC, (zero coupon)-4.50%, due 1/15/41–1/25/55
7.	Analog Devices, Inc.
8.	International Business Machines Corp.
9.	Cisco Systems, Inc.
10.	UMBS Pool, 30 Year, 3.50%-6.50%, due 7/1/50–11/1/53

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Neil Moriarty III, Michael DePalma, Tom Musmanno and Shu-Yang Tan, CFA, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA,1 Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.
How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Income Builder Fund returned 1.89%, underperforming the 10.48% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the 0.36% return of the Bloomberg U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and underperformed the 6.44% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2023, Class I shares of the Fund underperformed the 4.11% return of the Morningstar Global Allocation Category Average.2
Were there any changes to the Fund during the reporting period?
Effective May 9, 2023, Michael DePalma, Tom Musmanno and Shu-Yang Tan, CFA, were added as portfolio managers of the Fund, and Stephen R. Cianci was removed. Please see the supplement dated May 9, 2023, for more information.
What factors affected relative performance in the equity portion of the Fund during the reporting period?
The last twelve months saw sentiment swing several times as investors grappled with the trajectory of interest rates and global growth. While risk appetites trended downward in late 2022, the first quarter of 2023 marked a stark reversal in sentiment, as broad market indices rose sharply on hopes of a soft-landing and disinflation traction. The first half of 2023 saw a sustained rally in U.S. equities fueled by a handful of mega-cap technology-related stocks, dubbed ‘the Magnificent 7,’ which rode a wave of enthusiasm for developments in artificial intelligence (“AI”). However, the third quarter saw sentiment reverse due to persisting macro headwinds.
The equity portion of the Fund lagged the performance of the MSCI World Index (Net), with underperformance heavily concentrated in the first half of 2023, largely due to lack of exposure to the Magnificent 7, many of which do not pay a dividend and so are outside of the Fund’s investable universe. From a factor perspective, exposure to dividend yield and low beta3 were headwinds to relative return.
During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?
The strongest contributions to the relative performance of the equity portion of the Fund from a sector perspective came from energy and health care. (Contributions take weightings and total returns into account.) In terms of countries, Germany and France made the strongest contributions. On the negative side, the sectors detracting most significantly included financials and communications services. Banks were responsible for weak relative return in financials, due to the Fund’s exposure to regional U.S. bank holdings during the banking turmoil in the first quarter of 2023. Underperformance in communication services came mostly from lack of exposure to two mega-cap interactive media and services companies with outsized returns. From a country perspective, the United States and Japan were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
Top contributors to the absolute performance of the equity portion of the Fund during the reporting period included U.S.-based semiconductor company Broadcom and France-based global energy company TotalEnergies.
Broadcom designs and manufactures digital and analog semiconductors focused on connectivity. The company also develops and maintains software for mainframe applications. Shares outperformed on solid earnings and excitement regarding Broadcom’s networking products, which are used in generative AI systems. The company’s AI-focused sales doubled compared to a year ago, supporting improved medium-term forward growth guidance. Broadcom returns cash to shareholders via an attractive dividend with a target of paying out 50% of free cash flow. The balance of cash generation is used to fund debt reduction, share repurchases and/or accretive mergers and acquisitions.
TotalEnergies explores and produces oil and gas, refines petroleum products, manufactures petrochemicals and operates gas stations. The company has also established a growing presence in electricity generation from renewable sources. Shares outperformed during the reporting period despite falling oil and

1.	Effective on or about March 31, 2024, William W. Priest will no longer serve as a portfolio manager for the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

gas prices, as the company paid a special dividend in December 2022, announced new projects and partnerships that helped offset the Russian impairments, and benefited from elevated refining margins. Management remains focused on driving cash flow growth from liquified natural gas (LNG) and integrated power, including renewables. TotalEnergies' global scale, strong balance sheet, integrated business model, capital flexibility and cost discipline allow the company to pay a sustainable dividend through commodity price cycles, and reward shareholders with buybacks using excess free cash flow.
Among the most significant detractors from the Fund’s absolute performance during the same period were regional bank Columbia Banking System and crop nutrients producer Nutrien.
With operations in Washington, Oregon, and Northern California, Columbia Banking System benefits from a local low-cost deposit franchise, a diversified loan portfolio and a well-capitalized balance sheet, which should allow it to earn mid-teens returns on equity on a mid-cycle basis. Shares declined along with banking industry peers as the failures of Silicon Valley Bank and Signature Bank caused a crisis of confidence that reverberated throughout the entire sector. Although the crisis may result in higher near-term funding costs and increased retained capital levels for the industry, we believe Columbia's low-cost deposit franchise, coupled with expense synergies from the recent merger with Umpqua Holdings, will generate continued strong earnings and support attractive, growing dividends. We also expect the company to direct excess capital toward share buybacks during periods of normal economic conditions.
Canada-based Nutrien produces crop nutrients, including potash, nitrogen and phosphate, operates an extensive retail network for the distribution of nutrients to growers in the United States, Canada, Australia and Brazil, and provides an expanding suite of value-enhancing services. Shares underperformed after Nutrien reported weaker-than-expected quarterly results and subsequently lowered its full-year guidance, largely due to falling fertilizer (primarily potash and ammonia) prices. Fundamentals remain solid for the agriculture industry, as crop prices are expected to remain elevated, incentivizing farmers to spend on crop nutrients, such as potash, to maximize yield. The company has a transparent shareholder distribution policy that includes an attractive and growing dividend, together with regular share repurchases.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
New positions initiated during the reporting period included digital services and hardware provider Dell Technologies and midstream energy firm The Williams Companies.
Dell serves the infrastructure marketplace by providing servers and data storage, as well as the consumer and commercial space with personal computing hardware and peripherals. Growth is driven by an increase in data storage, processing and computing needs, and by share capture through attractive technology and pricing. The company targets a return of 40–60% cash generation back to shareholders, which is managed through a combination of a growing dividend and periodic share repurchases. Additional cash generation is directed to slight debt reduction and tuck-in mergers and acquisitions to broaden its addressable market.
Williams provides natural gas gathering, processing, transportation and storage services; natural gas liquid (NGL) fractionation, transportation and storage; and marketing services to customers in North America. The company generates stable and strong cash flow from largely fee-based contracts. Cash flow growth is driven by a pipeline of attractive new projects and could be boosted by bolt-on acquisitions. Williams rewards its shareholders with an attractive and growing dividend.
The Fund’s most significant sales during the same period included closing its entire positions in regional bank KeyCorp as well as engineering and manufacturing firm Hubbell.
KeyCorp operates branches in 15 states in the Northeast, Midwest and Northwest United States. Although the company has a valuable, low-cost deposit franchise, we believe the slower repricing of KeyCorp’s securities portfolio relative to its peers limits the near-term ability for earnings to inflect higher with interest rates. As higher capital standards for the industry are expected to be imposed by regulators, we anticipate that KeyCorp will need to build equity by retaining a greater proportion of earnings, holding dividends flat, and deferring share repurchases for several years. We exited the Fund’s position to reallocate funds toward other companies in the sector that offer stronger potential for capital returns over the medium term.
Hubbell provides highly engineered utility solutions and electrical products for a broad range of applications, enabling utility, commercial, and industrial customers to operate critical infrastructure safely, reliably, and efficiently. The company has continued to generate robust cash flow in recent periods. However, we believe share price appreciation has constrained the company's shareholder yield potential. We exited the Fund’s position to reallocate capital toward more attractive investment opportunities.
How did sector and country weightings change in the equity portion of the Fund during the reporting period?
During the reporting period, the Fund’s most significant sector allocation changes included increases in information technology and industrials, and decreases in financials and industrials. The Fund's most significant country allocation changes during the reporting period were increases in South Korea and France, and reductions in Canada and Denmark. The Fund’s sector and country allocations are a result of our bottom-up, fundamental
10	MainStay Income Builder Fund

investment process, and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of October 31, 2023, the equity portion of the Fund’s largest sector positions on an absolute basis included information technology, health care and industrials, while the smallest sector positions were real estate and materials. Compared to the MSCI World Index (Net), the Fund’s most overweight sector allocation was to utilities, a defensive sector that is typically well-represented in the Fund. The Fund’s most significantly underweight allocations were to the information technology and consumer discretionary sectors.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Relative to the Bloomberg U.S. Aggregate Bond Index, the performance of the fixed-income portion of the Fund benefited from overweight exposure to securitized products, high-yield corporates and emerging-markets credit. Performance varied across the ratings spectrum, term structure and asset type. Generally speaking, longer-duration4 assets underperformed shorter-duration assets, lower quality outperformed higher quality within the investment-grade segment of the market, and securitized assets outperformed unsecured credit. Conversely, the Fund’s longer duration profile and underweight exposure to Treasury securities detracted from relative returns.
During the reporting period, were there any market events that materially impacted the performance or liquidity of the fixed-income portion of the Fund?
Although volatility was prevalent throughout the reporting period, there was no single event that adversely impacted the performance or liquidity of the fixed-income portion of the Fund during the reporting period.
During the reporting period, how was the performance of the fixed-income portion of the Fund materially affected by investments in derivatives?
During the reporting period, the fixed-income portion of the Fund used U.S. Treasury futures to manage its duration. The Fund’s longer duration profile versus the Bloomberg U.S. Aggregate Bond Index detracted from overall returns in a rising rate market.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
The fixed-income portion of the Fund maintained a longer duration than the Bloomberg U.S. Aggregate Bond Index throughout the reporting period. While the position was reduced in size during the reporting period, it nonetheless detracted from relative returns. As of October 31, 2023, the overall duration of the Fund was 6.3 years relative to 5.9 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, the relative performance of the fixed-income portion of the Fund benefited from exposure to securitized products, high-grade and high-yield corporates, high yield bonds and emerging-markets credit. Within the Fund’s corporate exposure, financials, utilities and midstream were among the most significant positive contributors to relative performance. The Fund’s underweight exposure to Treasury securities detracted from relative returns.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
The fixed-income portion of the Fund added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. We favor utilities exposure due to the defensive and predictable credit nature of these issuers and their ability to perform well, particularly in a recessionary environment. The Fund also added a position in Charter Communications, based on attractive valuation. As one of the largest cable and telecommunications providers in the United States, we consider Charter a core high yield holding with solid fundamentals and relatively non-cyclical operations.
We sold the Fund’s position in Howmet Aerospace for relative value reasons as valuations became full. Although Howmet is a strong high-yield credit with an improving trajectory, in our opinion, the valuation already fully reflected any potential future improvement. We also sold the Fund’s QVC holdings following a
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
11

periodic credit review of the issuer, in light of worsening earnings trends, coupled with our cautious outlook on cyclical consumer spending.
From a sector positioning perspective, we added to the Fund’s exposure to mortgage-backed securities and trimmed exposure to high-grade and high-yield corporate bonds.
How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund increased its exposure to agency mortgages and non-agency residential mortgage-backed securities. Conversely, the Fund decreased its exposure to U.S. Treasury bonds and high-grade and high-yield corporates.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Fund held overweight exposure to commercial mortgage-backed securities, asset-backed securities and residential mortgage-backed securities. As of the same date, the Fund held underweight exposure to U.S. Treasury securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 41.1%
Asset-Backed Securities 3.5%
Automobile Asset-Backed Securities 1.6%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 840,000	$ 810,132
Series 2021-3, Class D
1.34%, due 11/15/27	1,865,000	1,776,209
Series 2021-2, Class E
2.54%, due 7/13/27	910,000	865,182
Series 2020-4, Class F
5.22%, due 8/13/27	565,000	559,861
Avis Budget Rental Car Funding AESOP LLC
Series 2021-1A, Class A
1.38%, due 8/20/27 (a)	1,530,000	1,349,876
CPS Auto Receivables Trust
Series 2021-C, Class E
3.21%, due 9/15/28 (a)	375,000	347,222
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,200,000	1,123,874
Exeter Automobile Receivables Trust
Series 2021-3A, Class D
1.55%, due 6/15/27	945,000	866,067
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	855,000	766,049
Flagship Credit Auto Trust (a)
Series 2021-1, Class D
1.27%, due 3/15/27	1,220,000	1,120,373
Series 2020-3, Class D
2.50%, due 9/15/26	580,000	544,217
GLS Auto Receivables Issuer Trust (a)
Series 2021-2A, Class E
2.87%, due 5/15/28	1,480,000	1,351,161
Series 2019-4A, Class D
4.09%, due 8/17/26	1,125,000	1,102,746
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	2,070,000	1,793,160
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	1,235,000	1,175,164
		15,551,293
	Principal Amount	Value

Home Equity Asset-Backed Securities 0.0% ‡
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
4.285% (1 Month SOFR + 0.214%), due 3/25/47 (b)	$ 289,962	$ 170,402
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
5.539% (1 Month SOFR + 0.214%), due 11/25/36 (b)	471,703	145,322
		315,724
Other Asset-Backed Securities 1.9%
American Airlines Pass-Through Trust
Series 2016-2, Class AA
3.20%, due 6/15/28	473,960	417,975
Series 2016-2, Class A
3.65%, due 6/15/28	1,101,260	957,084
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	1,870,379	1,540,996
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,521,047	2,207,171
Series 2020-1, Class A1
1.69%, due 7/15/60	1,236,746	1,121,687
Series 2020-1, Class A2
1.99%, due 7/15/60	1,222,119	1,018,410
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	54,459	53,637
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	1,802,887	1,361,512
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	653,173	570,453
Series 2021-2, Class B
2.302%, due 12/17/26	1,299,578	1,142,281
Mosaic Solar Loan Trust
Series 2020-1A, Class A
2.10%, due 4/20/46 (a)	1,527,428	1,277,992
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	478,914	406,660
Series 2020-EA, Class A
1.69%, due 5/15/69	706,350	626,969

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	$ 1,585,000	$ 1,355,400
Series 2021-1, Class B1
2.41%, due 10/20/61	1,640,000	1,366,517
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,404,975	1,055,417
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	834,363	830,714
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,274,557	1,254,853
		18,565,728
Total Asset-Backed Securities (Cost $38,128,913)		34,432,745
Corporate Bonds 17.1%
Agriculture 0.1%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	1,005,000	637,322
BAT International Finance plc
4.448%, due 3/16/28 (United Kingdom)	615,000	566,647
		1,203,969
Airlines 0.6%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,166,667	1,134,523
5.75%, due 4/20/29	850,000	766,747
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	720,000	699,823
4.75%, due 10/20/28	2,125,000	1,997,461
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,395,000	1,378,089
		5,976,643
Auto Manufacturers 1.1%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	200,000	188,862
2.70%, due 8/10/26	940,000	842,556
4.125%, due 8/17/27	1,050,000	953,303
6.80%, due 5/12/28	730,000	727,914
	Principal Amount	Value

Auto Manufacturers (continued)
Ford Motor Credit Co. LLC (continued)
6.95%, due 3/6/26	$ 660,000	$ 661,139
General Motors Financial Co., Inc.
2.35%, due 1/8/31	810,000	603,122
2.70%, due 6/10/31	2,015,000	1,515,331
4.30%, due 4/6/29	1,125,000	999,622
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,935,000	1,846,219
1.85%, due 9/16/26	3,205,000	2,774,391
		11,112,459
Banks 6.2%
Banco Santander SA
5.294%, due 8/18/27 (Spain)	1,800,000	1,717,656
Bank of America Corp. (c)
2.087%, due 6/14/29	820,000	677,029
2.496%, due 2/13/31	1,600,000	1,261,119
2.572%, due 10/20/32	1,195,000	894,987
Series MM
4.30%, due 1/28/25 (d)	1,424,000	1,279,498
Barclays plc (United Kingdom) (b)(d)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,000,000	1,366,938
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	1,035,000	915,458
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (c)	1,170,000	942,481
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	1,450,000	1,143,404
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	2,090,000	1,449,359
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(d)	550,000	509,945
BPCE SA (France) (a)
2.045%, due 10/19/27 (c)	1,255,000	1,095,254
5.125%, due 1/18/28	420,000	400,291
6.714%, due 10/19/29 (c)	490,000	483,092
Citigroup, Inc.
3.668%, due 7/24/28 (c)	1,180,000	1,068,989
3.98%, due 3/20/30 (c)	2,370,000	2,096,785

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc. (continued)
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	$ 1,760,000	$ 1,370,362
6.625%, due 6/15/32	770,000	762,697
Citizens Bank NA
6.064%, due 10/24/25 (c)	555,000	530,731
Citizens Financial Group, Inc.
2.638%, due 9/30/32	1,720,000	1,141,274
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (France) (a)(b)(d)	2,340,000	1,732,084
Deutsche Bank AG (Germany)
Series E
0.962%, due 11/8/23	1,555,000	1,553,425
3.035%, due 5/28/32 (c)	600,000	446,944
6.589% (SOFR + 1.219%), due 11/16/27 (b)	1,945,000	1,867,055
First Horizon Bank
5.75%, due 5/1/30	1,555,000	1,316,084
First Horizon Corp.
4.00%, due 5/26/25	2,100,000	1,953,420
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	790,000	727,026
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (c)	1,255,000	1,114,598
1.948%, due 10/21/27 (c)	1,435,000	1,258,517
1.992%, due 1/27/32 (c)	1,165,000	854,653
6.75%, due 10/1/37	829,000	809,823
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (c)	1,350,000	1,166,375
Intesa Sanpaolo SpA
7.00%, due 11/21/25 (Italy) (a)	585,000	587,482
JPMorgan Chase & Co. (c)
2.182%, due 6/1/28	1,030,000	895,373
Series HH
4.60%, due 2/1/25 (d)	257,000	239,438
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	1,038,000	987,207
4.65%, due 3/24/26	1,690,000	1,600,515
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	870,000	755,212
	Principal Amount	Value

Banks (continued)
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(c)	$ 1,925,000	$ 1,422,625
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (Japan) (b)	795,000	676,086
Morgan Stanley (c)
2.484%, due 9/16/36	2,115,000	1,496,182
2.511%, due 10/20/32	1,530,000	1,144,385
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	3,705,000	3,277,254
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (c)	735,000	710,873
Societe Generale SA (France) (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	935,000	749,647
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	2,240,000	1,606,542
Standard Chartered plc
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25 (United Kingdom) (a)(b)	2,510,000	2,379,427
UBS Group AG (Switzerland) (a)
3.091%, due 5/14/32 (c)	1,040,000	799,921
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (b)(d)	2,350,000	1,631,496
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28 (b)	410,000	385,180
6.442%, due 8/11/28 (c)	365,000	361,199
Wells Fargo & Co. (c)
3.35%, due 3/2/33	935,000	736,188
5.557%, due 7/25/34	665,000	608,735
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (b)	1,255,000	902,718
		59,861,038
Biotechnology 0.0% ‡
Amgen, Inc.
5.75%, due 3/2/63	540,000	467,705
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.3%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	$ 1,535,000	$ 1,295,147
Huntsman International LLC
4.50%, due 5/1/29	1,862,000	1,665,437
		2,960,584
Commercial Services 0.1%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	935,000	835,803
California Institute of Technology
3.65%, due 9/1/2119	898,000	519,340
		1,355,143
Computers 0.4%
Dell International LLC
3.375%, due 12/15/41	2,090,000	1,346,368
5.30%, due 10/1/29	810,000	772,713
8.10%, due 7/15/36	1,242,000	1,347,006
		3,466,087
Diversified Financial Services 1.7%
AerCap Ireland Capital DAC
2.45%, due 10/29/26 (Ireland)	1,585,000	1,409,903
Air Lease Corp.
2.30%, due 2/1/25	1,915,000	1,817,895
4.25%, due 9/15/24	630,000	619,076
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	1,150,000	901,769
Ally Financial, Inc.
6.992%, due 6/13/29 (c)	550,000	525,715
8.00%, due 11/1/31	1,685,000	1,644,632
American Express Co.
5.625%, due 7/28/34 (c)	570,000	519,492
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,210,000	1,088,047
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	1,515,000	1,351,227
2.875%, due 2/15/25	1,830,000	1,729,734
Banco BTG Pactual SA
2.75%, due 1/11/26 (Brazil) (a)	1,050,000	966,007
Capital One Financial Corp.
6.312%, due 6/8/29 (c)	1,070,000	1,024,496
Nomura Holdings, Inc.
5.099%, due 7/3/25 (Japan)	1,845,000	1,809,541
	Principal Amount	Value

Diversified Financial Services (continued)
OneMain Finance Corp.
3.50%, due 1/15/27	$ 885,000	$ 747,825
6.125%, due 3/15/24	270,000	269,277
		16,424,636
Electric 1.9%
AEP Texas, Inc.
4.70%, due 5/15/32	1,135,000	1,007,411
Alabama Power Co.
3.00%, due 3/15/52	785,000	442,713
Arizona Public Service Co.
2.20%, due 12/15/31	1,930,000	1,426,759
Calpine Corp.
5.125%, due 3/15/28 (a)	615,000	550,383
Duke Energy Progress LLC
5.35%, due 3/15/53	535,000	455,495
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	2,265,000	2,011,528
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(d)	2,140,000	1,904,519
Entergy Louisiana LLC
4.00%, due 3/15/33	1,615,000	1,356,863
Georgia Power Co.
4.95%, due 5/17/33	310,000	282,956
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	1,655,000	1,269,177
National Rural Utilities Cooperative Finance Corp.
5.80%, due 1/15/33	1,065,000	1,030,069
Nevada Power Co.
Series GG
5.90%, due 5/1/53	530,000	482,309
Ohio Power Co.
Series R
2.90%, due 10/1/51	1,000,000	558,486
Public Service Co. of Oklahoma
5.25%, due 1/15/33	415,000	382,026
Sempra
5.50%, due 8/1/33	1,115,000	1,036,931
Southern California Edison Co.
4.00%, due 4/1/47	660,000	451,760
5.70%, due 3/1/53	795,000	691,067
Virginia Electric and Power Co.
2.95%, due 11/15/51	1,035,000	576,677
5.45%, due 4/1/53	480,000	409,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
WEC Energy Group, Inc.
7.739% (3 Month SOFR + 2.374%), due 5/15/67 (b)	$ 1,095,000	$ 951,992
Xcel Energy, Inc.
5.45%, due 8/15/33	1,110,000	1,034,254
		18,312,509
Entertainment 0.1%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32	1,340,000	1,111,014
Food 0.3%
J M Smucker Co. (The)
6.50%, due 11/15/53	370,000	348,863
JBS USA LUX SA
5.75%, due 4/1/33	1,690,000	1,492,640
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	1,180,000	1,083,332
		2,924,835
Gas 0.2%
Brooklyn Union Gas Co. (The)
6.388%, due 9/15/33 (a)	865,000	825,896
National Fuel Gas Co.
2.95%, due 3/1/31	375,000	285,061
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	845,000	605,827
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,180,000	664,133
		2,380,917
Insurance 0.7%
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	940,000	908,296
Protective Life Corp.
8.45%, due 10/15/39	1,195,000	1,339,295
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	2,420,000	2,325,322
Willis North America, Inc.
2.95%, due 9/15/29	1,735,000	1,454,674
3.875%, due 9/15/49	440,000	281,458
		6,309,045
	Principal Amount	Value

Lodging 0.3%
Las Vegas Sands Corp.
3.20%, due 8/8/24	$ 1,415,000	$ 1,376,870
Sands China Ltd.
5.375%, due 8/8/25 (Macao) (e)	1,310,000	1,267,912
		2,644,782
Media 0.1%
CCO Holdings LLC
4.75%, due 3/1/30 (a)	580,000	478,455
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,180,000	856,975
		1,335,430
Miscellaneous—Manufacturing 0.2%
Textron Financial Corp.
7.361% (3 Month SOFR + 1.997%), due 2/15/42 (a)(b)	2,720,000	2,121,683
Oil & Gas 0.1%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)(f)	745,000	577,375
Packaging & Containers 0.1%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	200,000	190,838
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	731,000	694,450
		885,288
Pharmaceuticals 0.2%
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	575,000	506,244
4.75%, due 5/9/27	1,335,000	1,212,098
		1,718,342
Pipelines 1.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,580,000	1,139,083
Columbia Pipelines Operating Co. LLC
6.544%, due 11/15/53 (a)	740,000	679,710
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,375,000	1,158,273
Enbridge, Inc.
5.70%, due 3/8/33 (Canada) (g)	1,075,000	1,005,161
Energy Transfer LP
5.35%, due 5/15/45	1,000,000	785,815
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	$ 565,000	$ 532,753
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,030,000	1,529,932
MPLX LP
2.65%, due 8/15/30	1,050,000	829,499
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	1,035,000	778,809
Venture Global LNG, Inc.
9.875%, due 2/1/32 (a)	630,000	638,813
Western Midstream Operating LP
5.25%, due 2/1/50 (e)	860,000	635,506
		9,713,354
Real Estate Investment Trusts 0.8%
American Tower Corp.
3.60%, due 1/15/28	1,025,000	921,427
Digital Realty Trust LP
4.45%, due 7/15/28	2,255,000	2,084,993
GLP Capital LP
3.35%, due 9/1/24	1,280,000	1,243,153
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,600,000	1,152,045
Starwood Property Trust, Inc. (a)
3.75%, due 12/31/24	1,120,000	1,058,400
4.375%, due 1/15/27	940,000	806,435
		7,266,453
Retail 0.1%
AutoNation, Inc.
4.75%, due 6/1/30	784,000	686,686
Nordstrom, Inc.
4.25%, due 8/1/31	985,000	721,591
		1,408,277
Software 0.1%
Fidelity National Information Services, Inc.
5.10%, due 7/15/32	655,000	604,335
Telecommunications 0.3%
Altice France SA
5.125%, due 7/15/29 (France) (a)	2,100,000	1,437,789
AT&T, Inc.
3.50%, due 9/15/53	1,344,000	791,414
	Principal Amount	Value

Telecommunications (continued)
T-Mobile USA, Inc.
2.625%, due 2/15/29	$ 715,000	$ 599,424
		2,828,627
Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP
6.05%, due 8/1/28 (a)	845,000	829,018
Total Corporate Bonds (Cost $195,526,203)		165,799,548
Foreign Government Bonds 0.3%
Chile 0.1%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	1,695,000	1,314,905
Colombia 0.2%
Colombia Government Bond
3.25%, due 4/22/32	1,780,000	1,273,459
4.50%, due 1/28/26	560,000	535,448
		1,808,907
Total Foreign Government Bonds (Cost $4,013,987)		3,123,812
Loan Assignments 0.1%
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
9.424% (1 Month SOFR + 4.00%), due 11/2/27	746,671	698,884
Second Lien Initial Term Loan
14.145% (3 Month SOFR + 8.50%), due 11/2/28	580,000	369,267
		1,068,151
Total Loan Assignments (Cost $1,313,716)		1,068,151
Mortgage-Backed Securities 16.4%
Agency (Collateralized Mortgage Obligations) 8.5%
FHLMC
REMIC, Series 5326, Class QO
(zero coupon), due 9/25/50	1,678,055	1,096,553

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	$ 2,984,480	$ 30,018
REMIC, Series 5187, Class SA
(zero coupon) (SOFR 30A + 1.80%), due 1/25/52 (b)(h)	2,277,950	1,337
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	437,478	3,994
REMIC, Series 5326
(zero coupon), due 8/25/53	519,034	361,347
REMIC, Series 5351, Class DO
(zero coupon), due 9/25/53	990,000	663,640
REMIC, Series 5315, Class OQ
(zero coupon), due 1/25/55	841,160	653,922
REMIC, Series 5328, Class JY
0.25%, due 9/25/50	1,563,410	963,059
REMIC, Series 4993, Class KS
0.615% (SOFR 30A + 5.936%), due 7/25/50 (b)(h)	3,256,106	314,821
REMIC, Series 4994, Class TS
0.665% (SOFR 30A + 5.986%), due 7/25/50 (b)(h)	1,915,479	173,222
REMIC, Series 5092, Class XA
1.00%, due 1/15/41	1,185,107	942,531
REMIC, Series 4988, Class BA
1.50%, due 6/25/50	469,599	313,122
REMIC, Series 4120, Class ZA
3.00%, due 10/15/42	827,285	692,613
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	1,602,781	284,273
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	1,826,149	284,029
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,308,793	208,107
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,402,040	218,209
REMIC, Series 5160
3.00%, due 10/25/51 (h)	1,603,304	196,918
REMIC, Series 4710, Class WZ
3.50%, due 8/15/47	1,029,620	854,966
REMIC, Series 4725, Class WZ
3.50%, due 11/15/47	1,848,956	1,528,652
REMIC, Series 5040
3.50%, due 11/25/50 (h)	1,141,381	183,401
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5304, Class UB
4.00%, due 2/25/52	$ 1,370,776	$ 1,192,055
REMIC, Series 5268, Class B
4.50%, due 10/25/52	2,137,877	1,926,420
FHLMC, Strips
Series 272
(zero coupon), due 8/15/42	1,119,831	791,890
Series 311
(zero coupon), due 8/15/43	661,282	462,938
Series 402
(zero coupon), due 9/25/53	1,191,954	886,943
Series 311, Class S1
0.515% (SOFR 30A + 5.836%), due 8/15/43 (b)(h)	1,885,970	146,760
Series 389, Class C35
2.00%, due 6/15/52 (h)	2,803,854	339,967
FNMA
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	1,330,407	553
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	9,214,275	17,132
REMIC, Series 2023-45
(zero coupon), due 10/25/53	991,736	687,444
REMIC, Series 2023-24, Class OQ
(zero coupon), due 7/25/54	1,078,864	841,869
REMIC, Series 2022-10, Class SA
0.429% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	1,891,353	171,047
REMIC, Series 2021-40, Class SI
0.515% (SOFR 30A + 5.836%), due 9/25/47 (b)(h)	2,295,073	163,986
REMIC, Series 2016-57, Class SN
0.615% (SOFR 30A + 5.936%), due 6/25/46 (b)(h)	1,860,145	137,152
REMIC, Series 2020-47, Class BD
1.50%, due 7/25/50	406,804	269,921
REMIC, Series 2020-70, Class AD
1.50%, due 10/25/50	2,138,044	1,563,123
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,318,395	208,369
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	883,612	124,807
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	3,713,555	420,332
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	$ 602,301	$ 78,286
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	1,277,437	1,045,711
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	4,954,717	764,269
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	716,189	605,153
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	3,535,009	580,917
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,509,610	1,265,753
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,342,653	465,290
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,435,385	1,170,832
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	4,073,445	379,918
REMIC, Series 427, Class C77
2.50%, due 9/25/51	3,354,155	486,787
GNMA
Series 2020-1, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 1/20/50 (b)(h)	3,234,263	11,007
Series 2023-101, Class KO
(zero coupon), due 1/20/51	2,431,026	1,520,678
Series 2021-77, Class SN
(zero coupon) (1 Month SOFR + 2.486%), due 5/20/51 (b)(h)	6,678,269	18,994
Series 2021-97, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	6,258,917	17,418
Series 2021-136, Class SB
(zero coupon) (SOFR 30A + 3.20%), due 8/20/51 (b)(h)	16,836,620	94,546
Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	3,613,990	48,386
Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (b)(h)	6,695,764	33,208
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	5,788,117	10,941
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	$ 29,876,237	$ 43,249
Series 2023-56
(zero coupon), due 7/20/52	1,529,902	1,357,164
Series 2023-66, Class OQ
(zero coupon), due 7/20/52	1,497,028	1,095,814
Series 2023-53
(zero coupon), due 4/20/53	689,532	471,186
Series 2023-80, Class SA
(zero coupon) (SOFR 30A + 5.25%), due 6/20/53 (b)(h)	6,080,153	176,996
Series 2023-60, Class ES
0.557% (SOFR 30A + 11.20%), due 4/20/53 (b)	1,612,392	1,395,240
Series 2020-34, Class SC
0.596% (1 Month SOFR + 5.936%), due 3/20/50 (b)(h)	2,452,739	217,058
Series 2020-146, Class SA
0.846% (1 Month SOFR + 6.186%), due 10/20/50 (b)(h)	2,356,078	232,879
Series 2021-179, Class SA
0.846% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	3,110,846	295,012
Series 2020-167, Class SN
0.846% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	1,042,429	96,870
Series 2020-189, Class NS
0.846% (1 Month SOFR + 6.186%), due 12/20/50 (b)(h)	3,484,559	354,924
Series 2020-189, Class SU
0.846% (1 Month SOFR + 6.186%), due 12/20/50 (b)(h)	712,053	68,864
Series 2021-57, Class SA
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	2,438,302	237,509
Series 2021-57, Class SD
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	3,349,262	323,382
Series 2021-46, Class TS
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	1,532,470	150,868
Series 2021-96, Class NS
0.846% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	4,744,155	456,234

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-96, Class SN
0.846% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	$ 2,734,411	$ 254,032
Series 2021-122, Class HS
0.846% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	2,482,062	260,864
Series 2022-137, Class S
0.846% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	2,804,156	268,673
Series 2021-96, Class JS
0.896% (1 Month SOFR + 6.236%), due 6/20/51 (b)(h)	2,200,077	181,213
Series 2020-97, Class HB
1.00%, due 7/20/50	735,876	505,354
Series 2020-146, Class YK
1.00%, due 10/20/50	1,332,276	928,828
Series 2020-166, Class CA
1.00%, due 11/20/50	1,585,920	1,088,468
Series 2023-86, Class SE
1.329% (SOFR 30A + 6.65%), due 9/20/50 (b)(h)	1,867,860	199,025
Series 2020-165, Class UD
1.50%, due 11/20/50	571,912	403,133
Series 2023-66, Class MP
1.657% (SOFR 30A + 12.30%), due 5/20/53 (b)	1,524,492	1,306,098
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	3,479,496	379,283
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	771,528	77,034
Series 2020-188
2.00%, due 12/20/50 (h)	3,644,513	367,839
Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	1,572,873	171,565
Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	2,269,511	263,069
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	3,960,370	421,227
Series 2019-159, Class P
2.50%, due 9/20/49	1,346,148	1,093,204
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	602,327	81,337
Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	1,957,840	252,178
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	$ 1,813,334	$ 234,601
Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	2,045,457	276,195
Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	4,756,939	646,649
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	1,006,099	127,872
Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (b)	3,230,083	2,390,344
Series 2021-140, Class GF
2.50% (1 Month SOFR + 0.764%), due 8/20/51 (b)	1,081,608	800,182
Series 2021-188
2.50%, due 10/20/51 (h)	3,917,447	561,455
Series 2021-177, Class CI
2.50%, due 10/20/51 (h)	2,114,395	273,979
Series 2022-83
2.50%, due 11/20/51 (h)	3,192,322	417,327
Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	2,196,302	327,863
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	3,621,457	542,318
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	381,915	56,540
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	764,345	616,308
Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,457,443	258,468
Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	3,886,852	631,691
Series 2022-189, Class AT
3.00%, due 7/20/51	2,278,845	1,855,312
Series 2022-207
3.00%, due 8/20/51 (h)	2,450,821	387,461
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	5,048,041	796,716
Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	3,742,899	568,398
Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,352,784	461,006
Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	2,791,624	430,834
Series 2022-207, Class NA
3.00%, due 1/20/52	5,141,269	4,122,080
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2022-206, Class CN
3.00%, due 2/20/52	$ 3,613,921	$ 2,924,829
Series 2019-92, Class GF
3.50% (1 Month SOFR + 0.804%), due 7/20/49 (b)	707,195	575,313
Series 2019-97, Class FG
3.50% (1 Month SOFR + 0.804%), due 8/20/49 (b)	1,475,074	1,199,705
Series 2019-110, Class FG
3.50% (1 Month SOFR + 0.764%), due 9/20/49 (b)	509,315	413,891
Series 2019-128, Class KF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (b)	774,567	628,976
Series 2019-128, Class YF
3.50% (1 Month SOFR + 0.764%), due 10/20/49 (b)	1,007,791	820,577
Series 2020-5, Class FA
3.50% (1 Month SOFR + 0.814%), due 1/20/50 (b)	1,560,585	1,267,878
Series 2023-63, Class MA
3.50%, due 5/20/50	2,092,801	1,782,873
Series 2021-125, Class AF
3.50% (SOFR 30A + 0.25%), due 7/20/51 (b)	1,538,040	1,262,787
Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	2,411,302	437,308
Series 2023-1, Class HD
3.50%, due 1/20/52	2,661,114	2,259,708
Series 2022-69, Class FA
4.50% (SOFR 30A + 0.75%), due 4/20/52 (b)	852,225	756,008
Series 2023-81, Class LA
5.00%, due 6/20/52	1,009,815	955,713
Series 2023-38, Class WT
6.768%, due 12/20/51 (i)	654,308	657,670
Series 2023-59, Class YC
6.954%, due 9/20/51 (i)	1,440,031	1,483,731
Series 2023-55, Class CG
7.496%, due 7/20/51 (i)	1,607,119	1,677,002
Series 2023-55, Class LB
7.917%, due 11/20/51 (i)	1,830,529	1,995,569
Series 2019-136, Class YS
9.674% (1 Month SOFR + 2.716%), due 11/20/49 (b)(h)	1,013,535	3,180
		82,281,526
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.1%
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
5.784% (1 Month SOFR + 0.459%), due 12/25/36 (a)(b)	$ 36,702	$ 33,460
BBCMS Mortgage Trust (a)(b)
Series 2018-TALL, Class C
6.653% (1 Month SOFR + 1.318%), due 3/15/37	665,000	533,663
Series 2018-TALL, Class D
6.981% (1 Month SOFR + 1.646%), due 3/15/37	430,000	326,579
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	1,775,000	1,570,221
BX Commercial Mortgage Trust (a)(j)
Series 2020-VIV2, Class C
3.542%, due 3/9/44	1,070,000	843,668
Series 2020-VIV3, Class B
3.544%, due 3/9/44	1,007,236	815,956
Series 2020-VIVA, Class D
3.549%, due 3/11/44	170,000	131,357
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	250,000	207,472
Series 2019-OC11, Class C
3.856%, due 12/9/41	570,000	467,802
Series 2019-OC11, Class D
3.944%, due 12/9/41 (j)	975,000	782,575
Series 2021-ARIA, Class E
7.693% (1 Month SOFR + 2.359%), due 10/15/36 (b)	1,980,000	1,851,005
Series 2022-PSB, Class B
8.283% (1 Month SOFR + 2.949%), due 8/15/39 (b)	1,275,506	1,275,448
Series 2022-PSB, Class C
9.032% (1 Month SOFR + 3.697%), due 8/15/39 (b)	341,021	340,982
BXHPP Trust
Series 2021-FILM, Class B
6.348% (1 Month SOFR + 1.014%), due 8/15/36 (a)(b)	1,280,000	1,168,047
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class A5
3.616%, due 2/10/49	560,000	522,333

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
DROP Mortgage Trust
Series 2021-FILE, Class A
6.598% (1 Month SOFR + 1.264%), due 10/15/43 (a)(b)	$ 610,000	$ 566,761
Extended Stay America Trust
Series 2021-ESH, Class D
7.698% (1 Month SOFR + 2.364%), due 7/15/38 (a)(b)	1,511,023	1,484,576
GNMA (h)(j)
Series 2021-164
0.948%, due 10/16/63	3,864,783	262,899
Series 2021-108
0.967%, due 6/16/61	5,715,980	383,604
Series 2020-168, Class IA
0.978%, due 12/16/62	2,945,498	202,489
Series 2021-47
0.992%, due 3/16/61	6,895,852	471,192
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,640,000	1,361,996
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	3,015,000	2,557,208
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2017-C34, Class A4
3.536%, due 11/15/52	700,000	631,312
Series 2016-C28, Class A4
3.544%, due 1/15/49	560,000	522,811
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	860,000	807,373
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
8.685% (SOFR 30A + 3.364%), due 10/25/49	2,525,969	2,432,292
Series 2020-01, Class M10
9.185% (SOFR 30A + 3.864%), due 3/25/50	2,020,143	1,929,371
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	2,350,000	1,840,218
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
ORL Trust (a)(b)
Series 2023-GLKS, Class C
8.985% (1 Month SOFR + 3.651%), due 10/15/28	$ 800,000	$ 796,826
Series 2023-GLKS, Class D
9.636% (1 Month SOFR + 4.301%), due 10/15/28	470,000	468,025
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	705,000	534,750
Series 2021-OVA, Class F
2.851%, due 7/15/41	785,000	510,221
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(j)	1,745,000	1,540,154
		30,174,646
Whole Loan (Collateralized Mortgage Obligations) 4.8%
CIM Trust
Series 2021-J2, Class AS
0.21%, due 4/25/51 (a)(h)(i)	41,624,006	442,646
Connecticut Avenue Securities Trust (a)(b)
Series 2022-R01, Class 1M2
7.221% (SOFR 30A + 1.90%), due 12/25/41	490,000	482,656
Series 2021-R03, Class 1B1
8.071% (SOFR 30A + 2.75%), due 12/25/41	1,120,000	1,107,646
Series 2021-R01, Class 1B1
8.421% (SOFR 30A + 3.10%), due 10/25/41	2,290,000	2,282,870
Series 2022-R02, Class 2B1
9.821% (SOFR 30A + 4.50%), due 1/25/42	1,865,000	1,901,970
Series 2022-R08, Class 1B1
10.921% (SOFR 30A + 5.60%), due 7/25/42	365,000	391,362
Series 2021-R01, Class 1B2
11.321% (SOFR 30A + 6.00%), due 10/25/41	2,070,000	2,057,062
FHLMC STACR REMIC Trust (a)(b)
Series 2021-HQA3, Class M2
7.421% (SOFR 30A + 2.10%), due 9/25/41	1,715,000	1,665,694
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2021-HQA4, Class M2
7.671% (SOFR 30A + 2.35%), due 12/25/41	$ 1,760,000	$ 1,705,000
Series 2022-DNA1, Class M2
7.821% (SOFR 30A + 2.50%), due 1/25/42	1,950,000	1,906,125
Series 2021-HQA1, Class B1
8.321% (SOFR 30A + 3.00%), due 8/25/33	3,225,000	3,178,657
Series 2021-DNA5, Class B1
8.371% (SOFR 30A + 3.05%), due 1/25/34	3,315,000	3,315,000
Series 2021-HQA2, Class B1
8.471% (SOFR 30A + 3.15%), due 12/25/33	1,445,000	1,426,938
Series 2021-HQA3, Class B1
8.671% (SOFR 30A + 3.35%), due 9/25/41	1,935,000	1,920,488
Series 2021-DNA6, Class B1
8.721% (SOFR 30A + 3.40%), due 10/25/41	1,235,000	1,241,175
Series 2022-DNA1, Class B1
8.721% (SOFR 30A + 3.40%), due 1/25/42	510,000	504,900
Series 2021-DNA7, Class B1
8.971% (SOFR 30A + 3.65%), due 11/25/41	1,655,000	1,675,897
Series 2021-HQA4, Class B1
9.071% (SOFR 30A + 3.75%), due 12/25/41	550,000	546,916
Series 2022-DNA2, Class M2
9.071% (SOFR 30A + 3.75%), due 2/25/42	2,470,000	2,503,962
Series 2020-HQA1, Class B2
10.535% (SOFR 30A + 5.214%), due 1/25/50	1,360,000	1,349,136
Series 2022-HQA3, Class M2
10.671% (SOFR 30A + 5.35%), due 8/25/42	1,530,000	1,616,008
Series 2022-DNA6, Class M2
11.071% (SOFR 30A + 5.75%), due 9/25/42	1,375,000	1,493,140
Series 2022-HQA1, Class B1
12.321% (SOFR 30A + 7.00%), due 3/25/42	1,150,000	1,237,963
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC Structured Agency Credit Risk Debt Notes
Series 2022-HQA2, Class M2
11.321% (SOFR 30A + 6.00%), due 7/25/42 (a)(b)	$ 1,505,000	$ 1,627,656
Flagstar Mortgage Trust
Series 2021-6INV, Class A18
2.50%, due 8/25/51 (a)(i)	95,813	68,195
HarborView Mortgage Loan Trust
Series 2007-3, Class 2A1A
5.848% (1 Month SOFR + 0.514%), due 5/19/47 (b)	816,951	739,742
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(i)	801,626	603,332
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.325%, due 8/25/59 (j)	2,764,135	1,510,676
Series 2019-2A, Class B6
4.832%, due 12/25/57 (i)	938,056	553,348
OBX Trust
Series 2022-NQM1, Class A1
2.305%, due 11/25/61 (a)(i)	862,490	701,519
Onslow Bay Mortgage Loan Trust
Series 2021-NQM4, Class A1
1.957%, due 10/25/61 (a)(i)	2,609,491	2,013,952
Sequoia Mortgage Trust
Series 2021-4, Class A1
0.167%, due 6/25/51 (a)(h)(j)	31,378,936	251,386
STACR Trust
Series 2018-HRP2, Class B1
9.635% (SOFR 30A + 4.314%), due 2/25/47 (a)(b)	1,900,000	2,032,335
		46,055,352
Total Mortgage-Backed Securities (Cost $170,693,060)		158,511,524
Municipal Bond 0.1%
California 0.1%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	1,815,000	1,079,864
Total Municipal Bond (Cost $1,815,000)		1,079,864

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Income Builder Fund

	Principal Amount	Value
U.S. Government & Federal Agencies 3.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.3%
UMBS Pool, 20 Year
5.00%, due 7/1/43	$ 1,892,481	$ 1,773,682
UMBS Pool, 30 Year
3.50%, due 7/1/50	1,119,008	948,611
4.50%, due 10/1/52	883,443	789,606
5.50%, due 7/1/53	1,730,845	1,642,264
6.00%, due 10/1/53	2,787,202	2,717,618
6.50%, due 7/1/53	373,157	370,993
6.50%, due 10/1/53	2,011,345	2,000,846
6.50%, due 11/1/53	2,350,000	2,337,002
		12,580,622
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.3%
UMBS, 20 Year
5.00%, due 5/1/43	2,142,252	2,008,660
UMBS, 30 Year
2.50%, due 6/1/51	3,658,361	2,827,714
3.50%, due 7/1/52	751,704	626,882
4.00%, due 8/1/48	1,526,005	1,341,870
4.00%, due 2/1/49	250,645	219,654
4.00%, due 6/1/52	881,262	762,178
4.00%, due 6/1/52	1,439,585	1,244,942
5.00%, due 11/1/52	2,935,124	2,708,103
5.00%, due 3/1/53	1,725,927	1,591,871
5.50%, due 2/1/53	445,239	422,683
5.50%, due 8/1/53	460,160	437,100
6.00%, due 3/1/53	227,535	222,309
6.00%, due 8/1/53	1,011,906	985,551
6.00%, due 9/1/53	1,178,553	1,147,790
6.00%, due 9/1/53	4,520,202	4,401,849
6.50%, due 10/1/53	975,000	971,716
		21,920,872
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0% ‡
GNMA I, Single Family, 30 Year
6.50%, due 4/15/29	6	6
6.50%, due 8/15/29	3	3
		9
Total U.S. Government & Federal Agencies (Cost $36,226,381)		34,501,503
Total Long-Term Bonds (Cost $447,717,260)		398,517,147

	Shares	Value

Common Stocks 57.1%
Aerospace & Defense 1.9%
BAE Systems plc (United Kingdom)	403,824	$ 5,418,740
General Dynamics Corp.	15,140	3,653,433
Lockheed Martin Corp.	9,872	4,488,206
RTX Corp.	56,295	4,581,850
		18,142,229
Air Freight & Logistics 1.2%
Deutsche Post AG (Germany)	140,216	5,453,807
Hyundai Glovis Co. Ltd. (Republic of Korea)	28,145	3,565,665
United Parcel Service, Inc., Class B	18,866	2,664,823
		11,684,295
Automobile Components 0.3%
Cie Generale des Etablissements Michelin SCA (France)	108,227	3,208,710
Automobiles 0.4%
Toyota Motor Corp. (Japan)	236,200	4,036,009
Banks 3.5%
Bank of America Corp.	199,166	5,246,032
BAWAG Group AG (Austria) (a)	68,427	3,036,565
Columbia Banking System, Inc.	161,467	3,176,056
JPMorgan Chase & Co.	56,621	7,873,716
PNC Financial Services Group, Inc. (The)	25,735	2,945,886
Regions Financial Corp.	177,016	2,572,043
Royal Bank of Canada (Canada)	34,820	2,781,080
Truist Financial Corp.	102,181	2,897,853
U.S. Bancorp	96,311	3,070,395
		33,599,626
Beverages 1.9%
Coca-Cola Co. (The)	76,458	4,319,113
Coca-Cola Europacific Partners plc (United Kingdom)	170,996	10,004,976
PepsiCo, Inc.	26,126	4,265,853
		18,589,942
Biotechnology 0.8%
AbbVie, Inc.	52,247	7,376,231
Capital Markets 0.9%
BlackRock, Inc.	4,815	2,948,129
Lazard Ltd., Class A	115,308	3,202,103
Schroders plc (United Kingdom)	649,362	2,914,763
		9,064,995
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Chemicals 2.4%
Air Products and Chemicals, Inc.	14,136	$ 3,992,572
Dow, Inc.	76,690	3,707,195
Linde plc	20,103	7,682,562
LyondellBasell Industries NV, Class A	46,863	4,228,917
Nutrien Ltd. (Canada)	69,712	3,743,534
		23,354,780
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	10	49
Communications Equipment 1.1%
Cisco Systems, Inc.	208,301	10,858,731
Construction & Engineering 0.3%
Vinci SA (France)	29,747	3,288,539
Consumer Staples Distribution & Retail 0.9%
Walmart, Inc.	55,605	9,086,413
Diversified Telecommunication Services 2.3%
BCE, Inc. (Canada)	85,564	3,176,373
Deutsche Telekom AG (Registered) (Germany)	398,432	8,631,869
Orange SA (France)	386,467	4,543,109
TELUS Corp. (Canada)	185,226	2,986,590
Verizon Communications, Inc.	88,489	3,108,618
		22,446,559
Electric Utilities 2.5%
American Electric Power Co., Inc.	78,465	5,927,246
Duke Energy Corp.	35,330	3,140,484
Entergy Corp.	35,532	3,396,504
Evergy, Inc.	62,928	3,092,282
NextEra Energy, Inc.	89,071	5,192,839
Pinnacle West Capital Corp.	39,921	2,961,340
		23,710,695
Electrical Equipment 1.2%
Eaton Corp. plc	28,249	5,873,250
Emerson Electric Co.	61,952	5,511,869
		11,385,119
Food Products 0.8%
Nestle SA (Registered)	36,907	3,978,564
Orkla ASA (Norway)	495,871	3,415,315
		7,393,879
	Shares	Value

Gas Utilities 0.3%
Snam SpA (Italy)	668,982	$ 3,064,990
Health Care Equipment & Supplies 0.6%
Medtronic plc	77,552	5,472,069
Health Care Providers & Services 1.2%
CVS Health Corp.	46,879	3,235,120
UnitedHealth Group, Inc.	16,459	8,814,782
		12,049,902
Hotels, Restaurants & Leisure 1.9%
McDonald's Corp.	16,501	4,326,067
Restaurant Brands International, Inc. (Canada)	128,196	8,614,771
Vail Resorts, Inc.	24,685	5,239,392
		18,180,230
Household Durables 0.3%
Garmin Ltd.	29,462	3,020,739
Industrial Conglomerates 0.8%
Honeywell International, Inc.	16,086	2,947,920
Siemens AG (Registered) (Germany)	35,403	4,680,991
		7,628,911
Insurance 2.7%
Allianz SE (Registered) (Germany)	14,742	3,445,711
AXA SA (France)	143,364	4,240,590
Manulife Financial Corp. (Canada)	272,101	4,736,627
MetLife, Inc.	105,408	6,325,534
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	10,112	4,049,764
Travelers Cos., Inc. (The)	17,340	2,903,410
		25,701,636
IT Services 1.5%
International Business Machines Corp.	76,710	11,095,334
NET One Systems Co. Ltd. (Japan)	192,100	2,909,857
		14,005,191
Leisure Products 0.3%
Hasbro, Inc.	70,189	3,169,033
Machinery 0.6%
Cummins, Inc.	28,350	6,132,105

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Income Builder Fund

	Shares	Value
Common Stocks (continued)
Media 0.9%
Comcast Corp., Class A	125,216	$ 5,170,169
Omnicom Group, Inc.	42,530	3,185,922
		8,356,091
Multi-Utilities 0.6%
NiSource, Inc.	119,769	3,013,388
WEC Energy Group, Inc.	37,467	3,049,439
		6,062,827
Oil, Gas & Consumable Fuels 2.3%
Chevron Corp.	23,720	3,456,716
Enterprise Products Partners LP	113,054	2,943,926
MPLX LP	83,695	3,016,368
TotalEnergies SE (France)	144,352	9,653,095
Williams Cos., Inc. (The)	94,106	3,237,246
		22,307,351
Personal Care Products 0.3%
Unilever plc (United Kingdom)	63,764	3,014,051
Pharmaceuticals 6.3%
Astellas Pharma, Inc. (Japan)	344,000	4,312,057
AstraZeneca plc, Sponsored ADR (United Kingdom)	137,588	8,699,689
Bayer AG (Registered) (Germany)	63,477	2,730,929
Bristol-Myers Squibb Co.	49,960	2,574,439
Eli Lilly & Co.	14,882	8,243,586
GSK plc	176,130	3,119,961
Johnson & Johnson	26,733	3,965,573
Merck & Co., Inc.	56,681	5,821,139
Novartis AG (Registered) (Switzerland)	87,568	8,138,294
Pfizer, Inc.	105,206	3,215,095
Roche Holding AG	11,464	2,947,130
Sanofi SA	84,123	7,628,204
		61,396,096
Professional Services 0.4%
Paychex, Inc.	33,496	3,719,731
Retail REITs 0.3%
Realty Income Corp.	69,348	3,285,708
Semiconductors & Semiconductor Equipment 4.7%
Analog Devices, Inc.	70,969	11,165,553
Broadcom, Inc.	15,611	13,134,627
KLA Corp.	19,152	8,995,694
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	78,054	$ 6,736,841
Texas Instruments, Inc.	38,204	5,425,350
		45,458,065
Software 1.4%
Microsoft Corp.	39,876	13,482,474
Specialized REITs 1.1%
Iron Mountain, Inc.	131,099	7,744,018
VICI Properties, Inc.	118,394	3,303,193
		11,047,211
Specialty Retail 0.7%
Best Buy Co., Inc.	45,345	3,029,953
Home Depot, Inc. (The)	14,136	4,024,378
		7,054,331
Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	61,144	10,441,561
Dell Technologies, Inc., Class C	66,536	4,451,924
NetApp, Inc.	59,872	4,357,484
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	4,669	5,817,574
		25,068,543
Tobacco 1.4%
British American Tobacco plc (United Kingdom)	100,919	3,010,125
Imperial Brands plc (United Kingdom)	142,618	3,035,272
Philip Morris International, Inc.	78,736	7,020,102
		13,065,499
Trading Companies & Distributors 0.8%
MSC Industrial Direct Co., Inc., Class A	77,206	7,315,269
Wireless Telecommunication Services 0.7%
Rogers Communications, Inc., Class B (Canada)	82,400	3,052,974
SK Telecom Co. Ltd. (Republic of Korea)	100,920	3,672,739
		6,725,713
Total Common Stocks (Cost $464,105,256)		553,010,567
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Short-Term Investments 0.2%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 5.275% (l)	1,560,327	$ 1,560,327
Unaffiliated Investment Company 0.0% ‡
Invesco Government & Agency Portfolio, 5.357% (l)(m)	24,125	24,125
Total Short-Term Investments (Cost $1,584,452)		1,584,452
Total Investments (Cost $913,406,968)	98.4%	953,112,166
Other Assets, Less Liabilities	1.6	15,897,401
Net Assets	100.0%	$ 969,009,567

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
(f)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $577,375, which represented 0.1% of the Fund’s net assets. (Unaudited)
(g)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $23,376. The Fund received cash collateral with a value of $24,125. (See Note 2(L))
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2023.
(k)	Non-income producing security.
(l)	Current yield as of October 31, 2023.
(m)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 18,110	$ 424,476	$ (441,026)	$ —	$ —	$ 1,560	$ 476	$ —	1,560
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Income Builder Fund

Foreign Currency Forward Contracts
As of October 31, 2023, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	36,000	USD	43,713	JPMorgan Chase Bank N.A.	11/7/23	$ 44
USD	5,986,501	EUR	5,385,336	JPMorgan Chase Bank N.A.	11/7/23	287,154
USD	5,737,752	EUR	5,385,336	JPMorgan Chase Bank N.A.	2/1/24	14,375
USD	46,488	GBP	36,000	JPMorgan Chase Bank N.A.	11/7/23	2,731
USD	45,436,968	JPY	6,863,607,000	JPMorgan Chase Bank N.A.	11/7/23	119,865
Total Unrealized Appreciation						424,169
AUD	23,293,000	USD	15,793,493	JPMorgan Chase Bank N.A.	11/7/23	(1,014,966)
AUD	23,293,000	USD	14,821,923	JPMorgan Chase Bank N.A.	2/1/24	(1,112)
EUR	5,385,336	USD	5,713,088	JPMorgan Chase Bank N.A.	11/7/23	(13,740)
JPY	6,863,607,000	USD	49,723,599	JPMorgan Chase Bank N.A.	11/7/23	(4,406,497)
JPY	6,863,607,000	USD	46,098,298	JPMorgan Chase Bank N.A.	2/1/24	(110,979)
USD	14,777,345	AUD	23,293,000	JPMorgan Chase Bank N.A.	11/7/23	(1,182)
USD	43,745	GBP	36,000	JPMorgan Chase Bank N.A.	2/1/24	(44)
Total Unrealized Depreciation						(5,548,520)
Net Unrealized Depreciation						$ (5,124,351)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
E-Mini Energy Select Sector Index	152	December 2023	$ 14,753,424	$ 13,622,240	$ (1,131,184)
E-Mini Health Care Select Sector Index	118	December 2023	15,888,807	14,910,480	(978,327)
E-Mini Materials Select Sector Index	195	December 2023	17,045,340	15,779,400	(1,265,940)
E-Mini Utilities Select Sector Index	170	December 2023	10,873,540	10,268,000	(605,540)
S&P 500 E-Mini Index	188	December 2023	42,088,068	39,595,150	(2,492,918)
S&P Midcap 400 E-Mini Index	20	December 2023	5,203,340	4,750,200	(453,140)
U.S. Treasury 2 Year Notes	36	December 2023	7,317,923	7,287,187	(30,736)
U.S. Treasury 10 Year Notes	114	December 2023	12,343,171	12,103,594	(239,577)
U.S. Treasury 10 Year Ultra Bonds	208	December 2023	23,554,422	22,636,250	(918,172)
U.S. Treasury Long Bonds	278	December 2023	32,583,836	30,423,625	(2,160,211)
U.S. Treasury Ultra Bonds	159	December 2023	19,993,611	17,897,437	(2,096,174)
Yen Denominated Nikkei 225 Index	778	December 2023	83,565,604	80,469,042	(3,096,562)
Total Long Contracts					(15,468,481)
Short Contracts
Euro STOXX 50 Index	(810)	December 2023	(36,728,241)	(34,882,383)	1,845,858
FTSE 100 Index	(45)	December 2023	(4,126,189)	(4,008,068)	118,121
S&P E-Mini Commercial Service Equity Index	(180)	December 2023	(15,952,140)	(15,311,250)	640,890
U.S. Treasury 5 Year Notes	(86)	December 2023	(9,066,666)	(8,984,984)	81,682
Total Short Contracts					2,686,551
Net Unrealized Depreciation					$ (12,781,930)

1.	As of October 31, 2023, cash in the amount of $15,395,059 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2023†^ (continued)
Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
REIT—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
STACR—Structured Agency Credit Risk
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Income Builder Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 34,432,745	$ —	$ 34,432,745
Corporate Bonds	—	165,799,548	—	165,799,548
Foreign Government Bonds	—	3,123,812	—	3,123,812
Loan Assignments	—	1,068,151	—	1,068,151
Mortgage-Backed Securities	—	158,511,524	—	158,511,524
Municipal Bond	—	1,079,864	—	1,079,864
U.S. Government & Federal Agencies	—	34,501,503	—	34,501,503
Total Long-Term Bonds	—	398,517,147	—	398,517,147
Common Stocks	553,010,567	—	—	553,010,567
Short-Term Investments
Affiliated Investment Company	1,560,327	—	—	1,560,327
Unaffiliated Investment Company	24,125	—	—	24,125
Total Short-Term Investments	1,584,452	—	—	1,584,452
Total Investments in Securities	554,595,019	398,517,147	—	953,112,166
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	424,169	—	424,169
Futures Contracts	2,686,551	—	—	2,686,551
Total Other Financial Instruments	2,686,551	424,169	—	3,110,720
Total Investments in Securities and Other Financial Instruments	$ 557,281,570	$ 398,941,316	$ —	$ 956,222,886
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (5,548,520)	$ —	$ (5,548,520)
Futures Contracts	(15,468,481)	—	—	(15,468,481)
Total Other Financial Instruments	$ (15,468,481)	$ (5,548,520)	$ —	$ (21,017,001)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $911,846,641) including securities on loan of $23,376	$ 951,551,839
Investment in affiliated investment companies, at value (identified cost $1,560,327)	1,560,327
Cash denominated in foreign currencies (identified cost $9,432)	9,442
Cash collateral on deposit at broker for futures contracts	15,395,059
Receivables:
Dividends and interest	4,911,097
Investment securities sold	2,556,617
Variation margin on futures contracts	1,869,799
Fund shares sold	180,534
Securities lending	2,343
Unrealized appreciation on foreign currency forward contracts	424,169
Other assets	104,387
Total assets	978,565,613
Liabilities
Cash collateral received for securities on loan	24,125
Due to custodian	348,139
Payables:
Investment securities purchased	1,239,292
Fund shares redeemed	1,134,143
Manager (See Note 3)	534,052
Transfer agent (See Note 3)	249,724
NYLIFE Distributors (See Note 3)	190,540
Shareholder communication	111,327
Custodian	36,565
Professional fees	29,931
Trustees	180
Accrued expenses	1,056
Distributions payable	108,452
Unrealized depreciation on foreign currency forward contracts	5,548,520
Total liabilities	9,556,046
Net assets	$ 969,009,567
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 575,837
Additional paid-in-capital	1,076,818,988
1,077,394,825
Total distributable earnings (loss)	(108,385,258)
Net assets	$ 969,009,567
Class A
Net assets applicable to outstanding shares	$595,904,569
Shares of beneficial interest outstanding	35,539,723
Net asset value per share outstanding	$ 16.77
Maximum sales charge (3.00% of offering price)	0.52
Maximum offering price per share outstanding	$ 17.29
Investor Class
Net assets applicable to outstanding shares	$ 56,414,755
Shares of beneficial interest outstanding	3,361,066
Net asset value per share outstanding	$ 16.78
Maximum sales charge (2.50% of offering price)	0.43
Maximum offering price per share outstanding	$ 17.21
Class B
Net assets applicable to outstanding shares	$ 4,227,390
Shares of beneficial interest outstanding	249,862
Net asset value and offering price per share outstanding	$ 16.92
Class C
Net assets applicable to outstanding shares	$ 49,577,402
Shares of beneficial interest outstanding	2,936,653
Net asset value and offering price per share outstanding	$ 16.88
Class I
Net assets applicable to outstanding shares	$255,676,533
Shares of beneficial interest outstanding	15,069,157
Net asset value and offering price per share outstanding	$ 16.97
Class R2
Net assets applicable to outstanding shares	$ 884,109
Shares of beneficial interest outstanding	52,708
Net asset value and offering price per share outstanding	$ 16.77
Class R3
Net assets applicable to outstanding shares	$ 2,482,402
Shares of beneficial interest outstanding	148,075
Net asset value and offering price per share outstanding	$ 16.76
Class R6
Net assets applicable to outstanding shares	$ 3,806,612
Shares of beneficial interest outstanding	224,299
Net asset value and offering price per share outstanding	$ 16.97
SIMPLE Class
Net assets applicable to outstanding shares	$ 35,795
Shares of beneficial interest outstanding	2,133
Net asset value and offering price per share outstanding	$ 16.78

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Income Builder Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 22,898,156
Dividends-unaffiliated (net of foreign tax withholding of $997,667)	21,345,962
Dividends-affiliated	476,182
Securities lending, net	154,093
Total income	44,874,393
Expenses
Manager (See Note 3)	7,050,575
Distribution/Service—Class A (See Note 3)	1,657,033
Distribution/Service—Investor Class (See Note 3)	154,887
Distribution/Service—Class B (See Note 3)	65,861
Distribution/Service—Class C (See Note 3)	665,448
Distribution/Service—Class R2 (See Note 3)	3,216
Distribution/Service—Class R3 (See Note 3)	12,189
Distribution/Service—SIMPLE Class (See Note 3)	179
Transfer agent (See Note 3)	1,480,092
Professional fees	172,262
Registration	143,270
Custodian	127,123
Shareholder communication	35,961
Trustees	28,932
Shareholder service (See Note 3)	3,725
Miscellaneous	47,929
Total expenses before waiver/reimbursement	11,648,682
Expense waiver/reimbursement from Manager (See Note 3)	(16,438)
Reimbursement from prior custodian(a)	(2,293)
Net expenses	11,629,951
Net investment income (loss)	33,244,442
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(25,520,313)
Futures transactions	(8,928,968)
Foreign currency transactions	(607,514)
Foreign currency forward transactions	(4,068,368)
Net realized gain (loss)	(39,125,163)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	52,283,975
Futures contracts	(12,214,433)
Foreign currency forward contracts	(3,029,184)
Translation of other assets and liabilities in foreign currencies	(472,804)
Net change in unrealized appreciation (depreciation)	36,567,554
Net realized and unrealized gain (loss)	(2,557,609)
Net increase (decrease) in net assets resulting from operations	$ 30,686,833

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 33,244,442	$ 33,092,042
Net realized gain (loss)	(39,125,163)	(82,264,026)
Net change in unrealized appreciation (depreciation)	36,567,554	(202,526,363)
Net increase (decrease) in net assets resulting from operations	30,686,833	(251,698,347)
Distributions to shareholders:
Class A	(18,746,549)	(59,730,525)
Investor Class	(1,598,498)	(5,452,199)
Class B	(118,720)	(979,036)
Class C	(1,191,343)	(8,023,824)
Class I	(9,267,066)	(35,876,071)
Class R2	(32,710)	(207,016)
Class R3	(60,772)	(151,022)
Class R6	(389,844)	(8,154,514)
SIMPLE Class	(900)	(2,491)
	(31,406,402)	(118,576,698)
Distributions to shareholders from return of capital:
Class A	—	(465,612)
Investor Class	—	(42,501)
Class B	—	(7,632)
Class C	—	(62,547)
Class I	—	(279,661)
Class R2	—	(1,614)
Class R3	—	(1,177)
Class R6	—	(63,566)
SIMPLE Class	—	(19)
	—	(924,329)
Total distributions to shareholders	(31,406,402)	(119,501,027)
Capital share transactions:
Net proceeds from sales of shares	86,579,835	167,690,377
Net asset value of shares issued to shareholders in reinvestment of distributions	29,119,425	110,787,284
Cost of shares redeemed	(390,559,146)	(328,996,310)
Increase (decrease) in net assets derived from capital share transactions	(274,859,886)	(50,518,649)
Net increase (decrease) in net assets	(275,579,455)	(421,718,023)
Net Assets
Beginning of year	1,244,589,022	1,666,307,045
End of year	$ 969,009,567	$1,244,589,022
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 16.97	$ 21.75	$ 18.61	$ 19.96	$ 18.51
Net investment income (loss) (a)	0.53	0.42	0.43	0.44	0.54
Net realized and unrealized gain (loss)	(0.23)	(3.63)	3.22	(0.61)	1.79
Total from investment operations	0.30	(3.21)	3.65	(0.17)	2.33
Less distributions:
From net investment income	(0.50)	(0.42)	(0.51)	(0.42)	(0.56)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.50)	(1.57)	(0.51)	(1.18)	(0.88)
Net asset value at end of year	$ 16.77	$ 16.97	$ 21.75	$ 18.61	$ 19.96
Total investment return (b)	1.66%	(15.75)%	19.74%	(0.90)%	13.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96%	2.24%	2.04%	2.32%	2.83%
Net expenses (c)	1.03%	1.02%	0.99%	1.02%	1.02%
Portfolio turnover rate	56%	61%	57%(d)	65%(d)	62%(d)
Net assets at end of year (in 000’s)	$ 595,905	$ 664,734	$ 818,764	$ 638,250	$ 625,049

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, and 54% for the years ended October 31, 2021, 2020 and 2019, respectively.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 16.99	$ 21.77	$ 18.62	$ 19.98	$ 18.52
Net investment income (loss) (a)	0.48	0.39	0.40	0.41	0.51
Net realized and unrealized gain (loss)	(0.23)	(3.63)	3.22	(0.62)	1.80
Total from investment operations	0.25	(3.24)	3.62	(0.21)	2.31
Less distributions:
From net investment income	(0.46)	(0.39)	(0.47)	(0.39)	(0.53)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.46)	(1.54)	(0.47)	(1.15)	(0.85)
Net asset value at end of year	$ 16.78	$ 16.99	$ 21.77	$ 18.62	$ 19.98
Total investment return (b)	1.35%	(15.89)%	19.56%	(1.11)%	12.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72%	2.05%	1.88%	2.16%	2.70%
Net expenses (c)	1.28%	1.20%	1.18%	1.17%	1.16%
Expenses (before waiver/reimbursement) (c)	1.29%	1.20%	1.18%	1.17%	1.17%
Portfolio turnover rate	56%	61%	57%(d)	65%(d)	62%(d)
Net assets at end of year (in 000's)	$ 56,415	$ 60,808	$ 77,887	$ 79,992	$ 88,050

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, and 54% for the years ended October 31, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.12	$ 21.93	$ 18.75	$ 20.11	$ 18.64
Net investment income (loss) (a)	0.36	0.25	0.24	0.27	0.37
Net realized and unrealized gain (loss)	(0.24)	(3.67)	3.25	(0.62)	1.81
Total from investment operations	0.12	(3.42)	3.49	(0.35)	2.18
Less distributions:
From net investment income	(0.32)	(0.24)	(0.31)	(0.25)	(0.39)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.32)	(1.39)	(0.31)	(1.01)	(0.71)
Net asset value at end of year	$ 16.92	$ 17.12	$ 21.93	$ 18.75	$ 20.11
Total investment return (b)	0.63%	(16.56)%	18.69%	(1.84)%	12.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%	1.28%	1.13%	1.42%	1.96%
Net expenses (c)	2.03%	1.95%	1.93%	1.92%	1.91%
Expenses (before waiver/reimbursement) (c)	2.04%	1.95%	1.93%	1.92%	1.92%
Portfolio turnover rate	56%	61%	57%(d)	65%(d)	62%(d)
Net assets at end of year (in 000’s)	$ 4,227	$ 8,591	$ 16,789	$ 19,409	$ 26,396

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, and 54% for the years ended October 31, 2021, 2020 and 2019, respectively.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.08	$ 21.88	$ 18.71	$ 20.07	$ 18.60
Net investment income (loss) (a)	0.35	0.25	0.24	0.27	0.37
Net realized and unrealized gain (loss)	(0.23)	(3.66)	3.24	(0.62)	1.81
Total from investment operations	0.12	(3.41)	3.48	(0.35)	2.18
Less distributions:
From net investment income	(0.32)	(0.24)	(0.31)	(0.25)	(0.39)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.32)	(1.39)	(0.31)	(1.01)	(0.71)
Net asset value at end of year	$ 16.88	$ 17.08	$ 21.88	$ 18.71	$ 20.07
Total investment return (b)	0.63%	(16.55)%	18.68%	(1.85)%	12.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%	1.29%	1.13%	1.42%	1.95%
Net expenses (c)	2.03%	1.95%	1.93%	1.92%	1.91%
Expenses (before waiver/reimbursement) (c)	2.04%	1.95%	1.93%	1.92%	1.92%
Portfolio turnover rate	56%	61%	57%(d)	65%(d)	62%(d)
Net assets at end of year (in 000’s)	$ 49,577	$ 76,894	$ 132,596	$ 148,220	$ 191,737

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, and 54% for the years ended October 31, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.17	$ 21.99	$ 18.80	$ 20.16	$ 18.68
Net investment income (loss) (a)	0.58	0.48	0.49	0.49	0.59
Net realized and unrealized gain (loss)	(0.23)	(3.68)	3.26	(0.62)	1.82
Total from investment operations	0.35	(3.20)	3.75	(0.13)	2.41
Less distributions:
From net investment income	(0.55)	(0.47)	(0.56)	(0.47)	(0.61)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.55)	(1.62)	(0.56)	(1.23)	(0.93)
Net asset value at end of year	$ 16.97	$ 17.17	$ 21.99	$ 18.80	$ 20.16
Total investment return (b)	1.89%	(15.55)%	20.10%	(0.69)%	13.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%	2.48%	2.30%	2.57%	3.09%
Net expenses (c)	0.78%	0.77%	0.74%	0.77%	0.77%
Portfolio turnover rate	56%	61%	57%(d)	65%(d)	62%(d)
Net assets at end of year (in 000’s)	$ 255,677	$ 339,868	$ 505,806	$ 448,922	$ 484,614

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, and 54% for the years ended October 31, 2021, 2020 and 2019, respectively.

	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 16.97	$ 21.75	$ 18.61	$ 19.95	$ 18.50
Net investment income (loss) (a)	0.51	0.41	0.41	0.42	0.52
Net realized and unrealized gain (loss)	(0.23)	(3.64)	3.22	(0.59)	1.79
Total from investment operations	0.28	(3.23)	3.63	(0.17)	2.31
Less distributions:
From net investment income	(0.48)	(0.40)	(0.49)	(0.41)	(0.54)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.48)	(1.55)	(0.49)	(1.17)	(0.86)
Net asset value at end of year	$ 16.77	$ 16.97	$ 21.75	$ 18.61	$ 19.95
Total investment return (b)	1.52%	(15.84)%	19.68%	(1.00)%	12.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84%	2.15%	1.96%	2.21%	2.77%
Net expenses (c)	1.13%	1.12%	1.09%	1.11%	1.12%
Portfolio turnover rate	56%	61%	57%(d)	65%(d)	62%(d)
Net assets at end of year (in 000’s)	$ 884	$ 1,713	$ 2,961	$ 3,044	$ 2,524

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, and 54% for the years ended October 31, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 16.97	$ 21.75	$ 18.61	$ 19.96	$ 18.51
Net investment income (loss) (a)	0.46	0.36	0.36	0.37	0.45
Net realized and unrealized gain (loss)	(0.23)	(3.64)	3.22	(0.60)	1.82
Total from investment operations	0.23	(3.28)	3.58	(0.23)	2.27
Less distributions:
From net investment income	(0.44)	(0.35)	(0.44)	(0.36)	(0.50)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.44)	(1.50)	(0.44)	(1.12)	(0.82)
Net asset value at end of year	$ 16.76	$ 16.97	$ 21.75	$ 18.61	$ 19.96
Total investment return (b)	1.25%	(16.09)%	19.39%	(1.24)%	12.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60%	1.90%	1.70%	1.97%	2.34%
Net expenses (c)	1.38%	1.37%	1.34%	1.37%	1.36%
Portfolio turnover rate	56%	61%	57%(d)	65%(d)	62%(d)
Net assets at end of year (in 000’s)	$ 2,482	$ 2,255	$ 2,088	$ 1,196	$ 590

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, and 54% for the years ended October 31, 2021, 2020 and 2019, respectively.

	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.17	$ 21.99	$ 18.80	$ 20.16	$ 18.68
Net investment income (loss) (a)	0.58	0.49	0.51	0.51	0.61
Net realized and unrealized gain (loss)	(0.22)	(3.67)	3.26	(0.62)	1.82
Total from investment operations	0.36	(3.18)	3.77	(0.11)	2.43
Less distributions:
From net investment income	(0.56)	(0.49)	(0.58)	(0.49)	(0.63)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.56)	(1.64)	(0.58)	(1.25)	(0.95)
Net asset value at end of year	$ 16.97	$ 17.17	$ 21.99	$ 18.80	$ 20.16
Total investment return (b)	1.98%	(15.48)%	20.20%	(0.60)%	13.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%	2.57%	2.38%	2.67%	3.18%
Net expenses (c)	0.69%	0.68%	0.66%	0.67%	0.67%
Portfolio turnover rate	56%	61%	57%(d)	65%(d)	62%(d)
Net assets at end of year (in 000’s)	$ 3,807	$ 89,692	$ 109,387	$ 91,551	$ 101,685

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, and 54% for the years ended October 31, 2021, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 16.99	$ 21.78	$ 18.62	$ 19.33
Net investment income (loss) (a)	0.47	0.20	0.34	0.04
Net realized and unrealized gain (loss)	(0.23)	(3.50)	3.24	(0.69)
Total from investment operations	0.24	(3.30)	3.58	(0.65)
Less distributions:
From net investment income	(0.45)	(0.34)	(0.42)	(0.06)
From net realized gain on investments	—	(1.14)	—	—
Return of capital	—	(0.01)	—	—
Total distributions	(0.45)	(1.49)	(0.42)	(0.06)
Net asset value at end of period	$ 16.78	$ 16.99	$ 21.78	$ 18.62
Total investment return (b)	1.31%	(16.10)%	19.26%	(3.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.65%	1.06%	1.61%	1.62%††
Net expenses (c)	1.32%	1.45%	1.43%	1.43%††
Portfolio turnover rate	56%	61%	57%(d)	65%(d)
Net assets at end of period (in 000’s)	$ 36	$ 34	$ 29	$ 24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56% and 62% for the years ended October 31, 2021 and 2020 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Income Builder Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	December 29, 1987
Class C	September 1, 1998
Class I	January 2, 2004
Class R2*	February 27, 2015
Class R3*	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	August 31, 2020

*	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund's investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

40	MainStay Income Builder Fund

(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes.
"Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a
41

Notes to Financial Statements (continued)
security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing

42	MainStay Income Builder Fund

service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the
43

Notes to Financial Statements (continued)
Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2023, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The

44	MainStay Income Builder Fund

Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2023, the Fund did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the
Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Fund's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
45

Notes to Financial Statements (continued)
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the year ended October 31, 2023, the Fund did not invest in Dollar Rolls.
(N) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

46	MainStay Income Builder Fund

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(O) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(P) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(Q) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can
47

Notes to Financial Statements (continued)
be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into Treasury futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund.
Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$2,604,869	$81,682	$2,686,551
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	424,169	—	—	424,169
Total Fair Value	$424,169	$2,604,869	$81,682	$3,110,720

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(10,023,611)	$(5,444,870)	$(15,468,481)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(5,548,520)	—	—	(5,548,520)
Total Fair Value	$(5,548,520)	$(10,023,611)	$(5,444,870)	$(21,017,001)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Transactions	$ —	$2,434,632	$(11,363,600)	$ (8,928,968)
Forward Transactions	(4,068,368)	—	—	(4,068,368)
Total Net Realized Gain (Loss)	$(4,068,368)	$2,434,632	$(11,363,600)	$(12,997,336)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(14,437,896)	$2,223,463	$(12,214,433)
Forward Contracts	(3,029,184)	—	—	(3,029,184)
Total Net Change in Unrealized Appreciation (Depreciation)	$(3,029,184)	$(14,437,896)	$2,223,463	$(15,243,617)

48	MainStay Income Builder Fund

Average Notional Amount	Total
Futures Contracts Long	$324,689,540
Futures Contracts Short	$ (82,308,560)
Forward Contracts Long	$ 67,852,104
Forward Contracts Short	$ (28,983,440)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Asset allocation decisions for the Fund are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2023, the effective management fee rate was 0.63%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $7,050,575 and waived fees and/or reimbursed expenses in the amount of $16,438 and paid MacKay Shields and Epoch fees of $1,599,603 and $1,968,232, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative
49

Notes to Financial Statements (continued)
support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$1,287
Class R3	2,438
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $18,749 and $2,827, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $13,181, $276 and $1,531, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$674,670	$ —
Investor Class	223,754	(7,551)
Class B	23,811	(808)
Class C	240,424	(8,079)
Class I	312,972	—
Class R2	1,321	—
Class R3	2,474	—
Class R6	615	—
SIMPLE Class	51	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$31,216	3.5%
Class R6	28,997	0.8
SIMPLE Class	24,451	68.3
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$917,416,444	$115,967,622	$(80,271,901)	$35,695,721
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,197,280	$(141,562,671)	$(108,452)	$31,088,585	$(108,385,258)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures, mark to market of forwards, partnerships and cumulative bond amortization adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(135,566)	$135,566
The reclassifications for the Fund are primarily due to return of capital.

50	MainStay Income Builder Fund

As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $141,562,671, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$68,552	$73,011
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$31,406,402	$ 66,389,313
Long-Term Capital Gains	—	52,187,385
Return of Capital	—	924,329
Total	$31,406,402	$119,501,027

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit
Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of U.S. government securities were $185,320 and $211,209, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $426,129 and $679,511, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,516,059	$ 44,732,737
Shares issued to shareholders in reinvestment of distributions	1,005,132	17,879,452
Shares redeemed	(7,406,928)	(131,321,645)
Net increase (decrease) in shares outstanding before conversion	(3,885,737)	(68,709,456)
Shares converted into Class A (See Note 1)	291,472	5,184,646
Shares converted from Class A (See Note 1)	(36,894)	(662,235)
Net increase (decrease)	(3,631,159)	$ (64,187,045)
Year ended October 31, 2022:
Shares sold	4,935,609	$ 96,706,936
Shares issued to shareholders in reinvestment of distributions	2,860,432	57,239,717
Shares redeemed	(6,544,111)	(123,051,601)
Net increase (decrease) in shares outstanding before conversion	1,251,930	30,895,052
Shares converted into Class A (See Note 1)	302,634	5,914,240
Shares converted from Class A (See Note 1)	(20,489)	(355,945)
Net increase (decrease)	1,534,075	$ 36,453,347

51

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	90,287	$ 1,616,764
Shares issued to shareholders in reinvestment of distributions	89,388	1,591,424
Shares redeemed	(311,892)	(5,555,979)
Net increase (decrease) in shares outstanding before conversion	(132,217)	(2,347,791)
Shares converted into Investor Class (See Note 1)	73,402	1,313,515
Shares converted from Investor Class (See Note 1)	(159,583)	(2,836,066)
Net increase (decrease)	(218,398)	$ (3,870,342)
Year ended October 31, 2022:
Shares sold	128,019	$ 2,468,885
Shares issued to shareholders in reinvestment of distributions	272,544	5,471,647
Shares redeemed	(291,315)	(5,532,511)
Net increase (decrease) in shares outstanding before conversion	109,248	2,408,021
Shares converted into Investor Class (See Note 1)	57,030	1,086,744
Shares converted from Investor Class (See Note 1)	(163,760)	(3,290,675)
Net increase (decrease)	2,518	$ 204,090

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	605	$ 10,870
Shares issued to shareholders in reinvestment of distributions	5,764	103,489
Shares redeemed	(138,480)	(2,470,402)
Net increase (decrease) in shares outstanding before conversion	(132,111)	(2,356,043)
Shares converted from Class B (See Note 1)	(119,904)	(2,158,112)
Net increase (decrease)	(252,015)	$ (4,514,155)
Year ended October 31, 2022:
Shares sold	10,687	$ 217,721
Shares issued to shareholders in reinvestment of distributions	38,866	794,933
Shares redeemed	(197,793)	(3,825,274)
Net increase (decrease) in shares outstanding before conversion	(148,240)	(2,812,620)
Shares converted from Class B (See Note 1)	(115,518)	(2,199,922)
Net increase (decrease)	(263,758)	$ (5,012,542)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	159,179	$ 2,846,128
Shares issued to shareholders in reinvestment of distributions	63,835	1,143,404
Shares redeemed	(1,697,231)	(30,355,059)
Net increase (decrease) in shares outstanding before conversion	(1,474,217)	(26,365,527)
Shares converted from Class C (See Note 1)	(90,561)	(1,625,127)
Net increase (decrease)	(1,564,778)	$ (27,990,654)
Year ended October 31, 2022:
Shares sold	215,648	$ 4,232,502
Shares issued to shareholders in reinvestment of distributions	380,683	7,762,048
Shares redeemed	(2,070,323)	(39,389,776)
Net increase (decrease) in shares outstanding before conversion	(1,473,992)	(27,395,226)
Shares converted from Class C (See Note 1)	(84,014)	(1,597,417)
Net increase (decrease)	(1,558,006)	$ (28,992,643)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,796,301	$ 32,376,320
Shares issued to shareholders in reinvestment of distributions	444,143	7,996,518
Shares redeemed	(7,013,152)	(125,777,077)
Net increase (decrease) in shares outstanding before conversion	(4,772,708)	(85,404,239)
Shares converted into Class I (See Note 1)	46,598	844,048
Shares converted from Class I (See Note 1)	(3,335)	(60,669)
Net increase (decrease)	(4,729,445)	$ (84,620,860)
Year ended October 31, 2022:
Shares sold	2,794,118	$ 54,209,049
Shares issued to shareholders in reinvestment of distributions	1,544,583	31,269,065
Shares redeemed	(7,570,244)	(144,284,186)
Net increase (decrease) in shares outstanding before conversion	(3,231,543)	(58,806,072)
Shares converted into Class I (See Note 1)	28,295	491,409
Shares converted from Class I (See Note 1)	(2,909)	(48,434)
Net increase (decrease)	(3,206,157)	$ (58,363,097)

52	MainStay Income Builder Fund

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,805	$ 50,119
Shares issued to shareholders in reinvestment of distributions	1,039	18,485
Shares redeemed	(52,059)	(910,048)
Net increase (decrease)	(48,215)	$ (841,444)
Year ended October 31, 2022:
Shares sold	10,493	$ 205,155
Shares issued to shareholders in reinvestment of distributions	2,953	59,140
Shares redeemed	(48,655)	(863,716)
Net increase (decrease)	(35,209)	$ (599,421)

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	43,427	$ 771,918
Shares issued to shareholders in reinvestment of distributions	3,348	59,503
Shares redeemed	(31,580)	(565,878)
Net increase (decrease)	15,195	$ 265,543
Year ended October 31, 2022:
Shares sold	40,831	$ 769,068
Shares issued to shareholders in reinvestment of distributions	7,538	150,568
Shares redeemed	(11,447)	(207,471)
Net increase (decrease)	36,922	$ 712,165

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	231,026	$ 4,169,733
Shares issued to shareholders in reinvestment of distributions	17,949	326,250
Shares redeemed	(5,248,518)	(93,598,773)
Net increase (decrease)	(4,999,543)	$ (89,102,790)
Year ended October 31, 2022:
Shares sold	461,312	$ 8,868,522
Shares issued to shareholders in reinvestment of distributions	398,256	8,037,656
Shares redeemed	(609,827)	(11,840,855)
Net increase (decrease)	249,741	$ 5,065,323

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	294	$ 5,246
Shares issued to shareholders in reinvestment of distributions	50	900
Shares redeemed	(235)	(4,285)
Net increase (decrease)	109	$ 1,861
Year ended October 31, 2022:
Shares sold	620	$ 12,539
Shares issued to shareholders in reinvestment of distributions	125	2,510
Shares redeemed	(44)	(920)
Net increase (decrease)	701	$ 14,129
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
53

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Income Builder Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, the transfer agent, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
54	MainStay Income Builder Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $16,958,910 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 30.24% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
56	MainStay Income Builder Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
57

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
58	MainStay Income Builder Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
59

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013889MS139-23	MSIB11-12/23
(NYLIM) NL216

MainStay MacKay Convertible Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	1/3/1995	-6.95%	7.45%	7.08%	0.92%
		Excluding sales charges		-1.54	8.68	7.69	0.92
Investor Class Shares[2]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	-6.68	7.23	6.88	1.11
		Excluding sales charges		-1.77	8.45	7.49	1.11
Class B Shares[3]	Maximum 5.00% CDSC	With sales charges	5/1/1986	-7.23	7.35	6.69	1.86
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-2.51	7.65	6.69	1.86
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	-3.46	7.65	6.68	1.86
	if Redeemed Within One Year of Purchase	Excluding sales charges		-2.51	7.65	6.68	1.86
Class I Shares	No Sales Charge		11/28/2008	-1.20	9.04	8.03	0.67

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[1]	-0.48%	8.73%	8.12%
Morningstar Convertibles Category Average[2]	-1.23	6.87	6.50

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The ICE BofA U.S. Convertible Index is the Fund’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock.
2.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock funds while also supplying some of the safety and yield of bond funds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$995.40	$4.73	$1,020.47	$4.79	0.94%
Investor Class Shares	$1,000.00	$994.20	$5.88	$1,019.31	$5.96	1.17%
Class B Shares	$1,000.00	$990.20	$9.68	$1,015.48	$9.80	1.93%
Class C Shares	$1,000.00	$990.20	$9.68	$1,015.48	$9.80	1.93%
Class I Shares	$1,000.00	$997.10	$3.07	$1,022.13	$3.11	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	EQT Corp., 1.75%, due 5/1/26
2.	Nice Ltd., (zero coupon), due 9/15/25
3.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
4.	Permian Resources Operating LLC, 3.25%, due 4/1/28
5.	Microchip Technology, Inc., 0.125%, due 11/15/24
6.	Helix Energy Solutions Group, Inc., 6.75%, due 2/15/26
7.	BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/27
8.	Liberty Media Corp., 2.25%-3.75%, due 8/15/27–3/15/28
9.	Oil States International, Inc., 4.75%, due 4/1/26
10.	Lantheus Holdings, Inc., 2.625%, due 12/15/27

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay Convertible Fund returned −1.20%, underperforming the −0.48% return of the Fund’s benchmark, the ICE BofA U.S. Convertible Index (the "Index"). Over the same period, Class I shares outperformed the −1.23% return of the Morningstar Convertibles Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index during a period in which there were no overriding market themes that dictated performance; relative returns were largely a function of idiosyncratic winners and losers.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Relative to the Index, the strongest positive contribution to the Fund’s performance came from overweight allocation to and favorable stock selection in the energy sector. (Contributions take weightings and total returns into account.) Underweight exposure to materials also contributed on a relative basis. Conversely, an underweight allocation to and security selection in the financials and information technology sectors undermined relative returns. Additionally, security selection in the industrial sector weakened the relative return.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The three strongest contributors to the Fund’s absolute performance included the common shares of Weatherford International and the convertible bonds of Permian Resources and Helix Energy. All three holdings are energy related. The common shares of Weatherford International were received by the Fund as part of a reorganization in 2019. The shares rose more than 120% during the reporting period as the company reported several consecutive quarterly earnings that exceeded analyst expectations. The convertible bonds of exploration and production company Permian Resources rose during the reporting period despite the price of crude oil falling slightly during the same period. Permian Resources announced and consummated several acquisitions during the reporting period that were accretive to earnings and cash flow. The convertible bonds of oil service company Helix Energy rose during the reporting period after the company reported strong earnings and raised earnings guidance for the full calendar year.
The Fund’s three worst-performing individual holdings in absolute terms were the convertible bonds and convertible preferred shares of Chart Industries, and the convertible bonds of Elevance Health and EQT. The convertible bonds and convertible preferred shares of industrial manufacturer Chart Industries declined during the reporting period after the company announced the acquisition of manufacturer Howden from private equity owners. The acquisition required Chart to assume significant additional debt and diluted the company’s core niche franchise of manufacturing equipment used to supercool natural gas for transport by ship. The convertible bonds of health insurer Elevance Health declined during the reporting period when investors became concerned that insured medical expenses would increase, as elective procedures that had been put off during the pandemic would now be performed. The convertible bonds of natural gas producer EQT fell during the reporting period as near-record warmth during the winter of 2022-23 led to decreased use of natural gas for heating and a decline in commodity prices.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in the convertible bonds of Lantheus Holdings, Rivian Automotive and TransMedics Group. We initiated the Fund’s position in Lantheus Holdings on the initial public offering of the convertible notes. The company has a fast-growing business developing and marketing medical imaging products that are relatively immune to the economic cycle. In addition, we believe the company has a strong balance sheet and generates significant free cash flow. We initiated the Fund’s position in the convertible bonds of Rivian Automotive on the initial public offering of those bonds. Although the company burned through more than $6 billion of cash last year, we believe that burn rate will slow as the company is able to spread its large, fixed costs over a rapidly growing production base. The company’s electric vehicles have been well-received by consumers, and are innovative and relatively unique. The Fund also purchased the convertible bonds of medical equipment manufacturer TransMedics Group, as the company developed a novel protocol for preserving hearts, lungs and liver for storage and transport before transplantation.
During the same period we made several notable sales. We trimmed the Fund’s two largest energy-related holdings, EQT and Pioneer Natural Resources. Both positions grew in size through appreciation since their initial purchase in 2020. As both bonds increased in price, they became very equity sensitive, with little downside protection. In addition to decreasing the position size of each holding, we also wanted to decrease the Fund’s exposure to the energy sector in general. Two very large holdings exited the

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

Fund through a maturity and a call of the bond by the issuer. The convertible preferred shares of Danaher matured in April, and the convertible bonds of health insurer Elevance Health were called by the issuer in February. Lastly, we sold the Fund’s entire holding of the convertible bonds of pay-TV provider DISH Networks, as we believe the company will have difficulty refinancing its large debt burden when some of its larger maturities come due in 2025. However, we do not anticipate much residual value for the subordinated convertible debt holders in the event that company goes through a financial restructuring.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the Fund’s sector positioning. At the margin, the Fund increased its exposure to the financials, industrials and consumer discretionary sectors, and reduced its exposure to the utilities, information technology and communication services sectors.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held overweight exposure to the energy, health care and consumer staples sectors. As of the same date, the Fund held underweight exposure to the information technology, financials, utilities, consumer discretionary and communication services sectors.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Convertible Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 0.8%
Corporate Bonds 0.8%
Biotechnology 0.5%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,975,000	$ 6,628,689
Hotels, Restaurants & Leisure 0.3%
NCL Corp. Ltd.
5.375%, due 8/1/25	4,670,000	4,938,525
Total Corporate Bonds (Cost $11,645,000)		11,567,214
Total Long-Term Bonds (Cost $11,645,000)		11,567,214
Convertible Securities 88.0%
Convertible Bonds 83.7%
Automobile Components 1.0%
Patrick Industries, Inc.
1.75%, due 12/1/28	16,362,000	15,470,271
Automobiles 2.2%
Ford Motor Co.
(zero coupon), due 3/15/26	27,838,000	25,541,365
Rivian Automotive, Inc.
4.625%, due 3/15/29 (a)	8,144,000	8,604,136
		34,145,501
Beverages 1.5%
MGP Ingredients, Inc.
1.875%, due 11/15/41	19,959,000	22,632,919
Biotechnology 5.9%
Alnylam Pharmaceuticals, Inc.
1.00%, due 9/15/27	5,460,000	4,747,674
BioMarin Pharmaceutical, Inc.
1.25%, due 5/15/27 (b)	34,659,000	33,495,949
Exact Sciences Corp.
0.375%, due 3/1/28	22,800,000	18,952,680
Halozyme Therapeutics, Inc.
1.00%, due 8/15/28	17,827,000	15,643,192
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26	9,349,000	9,063,856
Mirum Pharmaceuticals, Inc.
4.00%, due 5/1/29 (a)	6,681,000	7,804,243
		89,707,594
	Principal Amount	Value

Broadline Retail 1.2%
Etsy, Inc.
0.25%, due 6/15/28	$ 25,139,000	$ 18,577,721
Commercial Services & Supplies 1.0%
Tetra Tech, Inc.
2.25%, due 8/15/28 (a)	15,927,000	15,488,954
Communications Equipment 2.7%
Infinera Corp.
2.50%, due 3/1/27	7,050,000	5,588,642
Lumentum Holdings, Inc.
0.50%, due 12/15/26	25,385,000	20,816,203
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,679,000	14,395,172
		40,800,017
Consumer Staples Distribution & Retail 0.6%
Chefs' Warehouse, Inc. (The)
2.375%, due 12/15/28 (a)	11,305,000	8,727,460
Electric Utilities 1.7%
NRG Energy, Inc.
2.75%, due 6/1/48	23,454,000	26,315,388
Electrical Equipment 0.5%
Array Technologies, Inc.
1.00%, due 12/1/28	7,636,000	7,361,104
Electronic Equipment, Instruments & Components 0.6%
Advanced Energy Industries, Inc.
2.50%, due 9/15/28 (a)	10,404,000	9,662,919
Energy Equipment & Services 4.0%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	21,575,000	33,775,663
Oil States International, Inc.
4.75%, due 4/1/26	25,301,000	26,602,582
		60,378,245
Entertainment 3.0%
Liberty Media Corp.
2.25%, due 8/15/27 (b)	13,561,000	13,658,936
3.75%, due 3/15/28 (a)	13,850,000	15,124,200
Live Nation Entertainment, Inc.
3.125%, due 1/15/29 (a)	16,065,000	16,169,423
		44,952,559

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Financial Services 2.8%
Block, Inc.
0.125%, due 3/1/25	$ 19,416,000	$ 17,979,216
Euronet Worldwide, Inc.
0.75%, due 3/15/49	11,900,000	11,022,375
Shift4 Payments, Inc.
(zero coupon), due 12/15/25	14,428,000	12,985,200
		41,986,791
Food Products 0.9%
Post Holdings, Inc.
2.50%, due 8/15/27	14,839,000	14,148,986
Ground Transportation 0.8%
Uber Technologies, Inc.
(zero coupon), due 12/15/25 (b)	13,355,000	12,203,484
Health Care Equipment & Supplies 9.7%
CONMED Corp.
2.25%, due 6/15/27	23,095,000	21,628,467
Dexcom, Inc.
0.25%, due 11/15/25	16,375,000	15,556,250
Envista Holdings Corp.
1.75%, due 8/15/28 (a)	13,795,000	11,946,470
Haemonetics Corp.
(zero coupon), due 3/1/26	9,226,000	7,957,883
Integer Holdings Corp.
2.125%, due 2/15/28 (a)	14,032,000	15,459,858
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,670,000	7,846,350
Lantheus Holdings, Inc.
2.625%, due 12/15/27 (a)	23,906,000	26,557,744
NuVasive, Inc.
0.375%, due 3/15/25	8,085,000	7,430,115
Omnicell, Inc.
0.25%, due 9/15/25	9,388,000	8,367,055
Shockwave Medical, Inc.
1.00%, due 8/15/28 (a)	13,928,000	13,524,088
TransMedics Group, Inc.
1.50%, due 6/1/28 (a)	14,963,000	11,564,953
		147,839,233
Health Care Technology 0.6%
Teladoc Health, Inc.
1.25%, due 6/1/27	11,764,000	9,193,566
	Principal Amount	Value

Hotel & Resort REITs 0.7%
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	$ 12,566,000	$ 10,463,615
Hotels, Restaurants & Leisure 5.1%
Booking Holdings, Inc.
0.75%, due 5/1/25	10,000,000	15,288,627
Carnival Corp.
5.75%, due 12/1/27 (a)	10,297,000	12,241,997
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,208,000	7,686,544
Expedia Group, Inc.
(zero coupon), due 2/15/26	2,822,000	2,466,286
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26	3,110,000	2,680,820
NCL Corp. Ltd.
6.00%, due 5/15/24	2,849,000	3,264,954
Royal Caribbean Cruises Ltd.
6.00%, due 8/15/25	3,620,000	6,626,410
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,835,000	1,662,988
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (b)	28,521,000	24,938,050
		76,856,676
Interactive Media & Services 2.0%
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (a)	12,450,000	10,757,538
Snap, Inc.
(zero coupon), due 5/1/27	10,018,000	7,518,509
0.125%, due 3/1/28	12,073,000	8,239,822
Ziff Davis, Inc.
1.75%, due 11/1/26	5,220,000	4,721,490
		31,237,359
IT Services 2.2%
Akamai Technologies, Inc.
0.375%, due 9/1/27	16,529,000	16,884,373
MongoDB, Inc.
0.25%, due 1/15/26	7,075,000	12,078,794
Okta, Inc.
0.125%, due 9/1/25	5,611,000	5,024,651
		33,987,818
Machinery 1.5%
Chart Industries, Inc.
1.00%, due 11/15/24	7,336,000	14,807,716

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Convertible Fund

	Principal Amount	Value
Convertible Bonds (continued)
Machinery (continued)
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28	$ 8,991,000	$ 7,810,482
		22,618,198
Media 0.6%
Liberty Broadband Corp.
3.125%, due 3/31/53 (a)	9,263,000	9,234,356
Oil, Gas & Consumable Fuels 8.2%
EQT Corp.
1.75%, due 5/1/26	15,238,000	44,220,474
Northern Oil and Gas, Inc.
3.625%, due 4/15/29	6,400,000	7,571,200
Permian Resources Operating LLC
3.25%, due 4/1/28	14,317,000	35,291,161
Pioneer Natural Resources Co.
0.25%, due 5/15/25	14,549,000	37,159,210
		124,242,045
Passenger Airlines 2.2%
American Airlines Group, Inc.
6.50%, due 7/1/25	7,040,000	7,166,720
Southwest Airlines Co.
1.25%, due 5/1/25 (b)	27,566,000	26,249,723
		33,416,443
Pharmaceuticals 1.8%
Amphastar Pharmaceuticals, Inc.
2.00%, due 3/15/29 (a)	12,724,000	12,450,434
Pacira BioSciences, Inc.
0.75%, due 8/1/25	16,524,000	14,892,255
		27,342,689
Professional Services 0.4%
Parsons Corp.
0.25%, due 8/15/25	4,641,000	6,075,069
Real Estate Management & Development 1.1%
Zillow Group, Inc.
2.75%, due 5/15/25 (b)	16,626,000	16,185,930
Semiconductors & Semiconductor Equipment 5.5%
Enphase Energy, Inc.
(zero coupon), due 3/1/26	15,816,000	13,538,496
Impinj, Inc.
1.125%, due 5/15/27	4,665,000	4,320,887
	Principal Amount	Value

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.
0.125%, due 11/15/24 (b)	$ 33,300,000	$ 33,778,687
ON Semiconductor Corp.
0.50%, due 3/1/29 (a)	23,069,000	20,300,720
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25	7,790,000	6,800,670
Wolfspeed, Inc.
0.25%, due 2/15/28	8,931,000	5,577,410
1.875%, due 12/1/29 (a)	1,000	600
		84,317,470
Software 10.8%
Bentley Systems, Inc.
0.125%, due 1/15/26	3,570,000	3,400,649
BILL Holdings, Inc.
(zero coupon), due 12/1/25	4,680,000	4,451,850
Datadog, Inc.
0.125%, due 6/15/25	9,636,000	10,657,416
Dropbox, Inc.
(zero coupon), due 3/1/28	11,036,000	10,256,583
Envestnet, Inc.
2.625%, due 12/1/27 (a)	14,212,000	12,222,320
InterDigital, Inc.
2.00%, due 6/1/24	4,500,000	4,606,875
Model N, Inc.
1.875%, due 3/15/28 (a)	10,589,000	9,381,854
Nice Ltd.
(zero coupon), due 9/15/25	46,000,000	40,940,000
Palo Alto Networks, Inc.
0.375%, due 6/1/25	9,385,000	22,965,095
Q2 Holdings, Inc.
0.75%, due 6/1/26	4,395,000	3,802,692
Rapid7, Inc.
1.25%, due 3/15/29 (a)	6,025,000	5,823,163
Splunk, Inc.
1.125%, due 9/15/25	16,539,000	17,804,233
Workiva, Inc.
1.25%, due 8/15/28 (a)	7,850,000	7,139,575
Zscaler, Inc.
0.125%, due 7/1/25	8,613,000	10,533,699
		163,986,004
Specialty Retail 0.6%
Burlington Stores, Inc.
1.25%, due 12/15/27 (a)	9,505,000	8,516,480
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Technology Hardware, Storage & Peripherals 0.3%
Seagate HDD Cayman
3.50%, due 6/1/28 (a)	$ 4,610,000	$ 4,801,315
Total Convertible Bonds (Cost $1,281,241,286)		1,272,874,179

	Shares

Convertible Preferred Stocks 4.3%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (c)	12,072	12,714,230
Wells Fargo & Co.
Series L
7.50% (c)	11,552	12,202,378
		24,916,608
Electric Utilities 0.6%
NextEra Energy, Inc.
6.926%	250,000	9,385,000
Financial Services 0.9%
Apollo Global Management, Inc.
6.75% (b)	289,050	13,906,196
Independent Power and Renewable Electricity Producers 0.6%
AES Corp. (The)
6.875%	147,100	8,867,188
Machinery 0.5%
Chart Industries, Inc.
Series B
6.75%	163,900	8,057,324
Total Convertible Preferred Stocks (Cost $81,135,829)		65,132,316
Total Convertible Securities (Cost $1,362,377,115)		1,338,006,495
Common Stocks 2.9%
Energy Equipment & Services 1.7%
Weatherford International plc (d)	272,914	25,405,564
Life Sciences Tools & Services 0.9%
Danaher Corp.	73,404	14,095,036
	Shares	Value

Oil, Gas & Consumable Fuels 0.3%
Kosmos Energy Ltd. (d)	731,525	$ 5,296,241
Total Common Stocks (Cost $29,034,267)		44,796,841
Short-Term Investments 10.9%
Affiliated Investment Company 8.0%
MainStay U.S. Government Liquidity Fund, 5.275% (e)(f)	121,939,037	121,939,037
Unaffiliated Investment Companies 2.9%
Goldman Sachs Financial Square Government Fund, 5.356% (f)(g)	12,000,000	12,000,000
Invesco Government & Agency Portfolio, 5.357% (f)(g)	10,757,250	10,757,250
RBC U.S. Government Money Market Fund, 5.399% (f)(g)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, 5.358% (f)(g)	20,000,000	20,000,000
		43,757,250
Total Short-Term Investments (Cost $165,696,287)		165,696,287
Total Investments (Cost $1,568,752,669)	102.6%	1,560,066,837
Other Assets, Less Liabilities	(2.6)	(40,035,700)
Net Assets	100.0%	$ 1,520,031,137

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $42,867,913. The Fund received cash collateral with a value of $43,757,250. (See Note 2(G))
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Non-income producing security.
(e)	As of October 31, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(f)	Current yield as of October 31, 2023.
(g)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Convertible Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 90,286	$ 472,760	$ (441,107)	$ —	$ —	$ 121,939	$ 5,509	$ —	121,939
Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 11,567,214	$ —	$ 11,567,214
Total Corporate Bonds	—	11,567,214	—	11,567,214
Convertible Securities
Convertible Bonds	—	1,272,874,179	—	1,272,874,179
Convertible Preferred Stocks	65,132,316	—	—	65,132,316
Total Convertible Securities	65,132,316	1,272,874,179	—	1,338,006,495
Common Stocks	44,796,841	—	—	44,796,841
Short-Term Investments
Affiliated Investment Company	121,939,037	—	—	121,939,037
Unaffiliated Investment Companies	43,757,250	—	—	43,757,250
Total Short-Term Investments	165,696,287	—	—	165,696,287
Total Investments in Securities	$ 275,625,444	$ 1,284,441,393	$ —	$ 1,560,066,837

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $1,446,813,632) including securities on loan of $42,867,913	$1,438,127,800
Investment in affiliated investment companies, at value (identified cost $121,939,037)	121,939,037
Receivables:
Dividends and interest	5,435,413
Fund shares sold	993,731
Securities lending	125,214
Other assets	57,564
Total assets	1,566,678,759
Liabilities
Cash collateral received for securities on loan	43,757,250
Payables:
Fund shares redeemed	1,658,503
Manager (See Note 3)	667,527
Transfer agent (See Note 3)	330,692
NYLIFE Distributors (See Note 3)	178,175
Professional fees	31,446
Shareholder communication	12,389
Custodian	11,316
Accrued expenses	324
Total liabilities	46,647,622
Net assets	$1,520,031,137
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 882,571
Additional paid-in-capital	1,503,132,386
1,504,014,957
Total distributable earnings (loss)	16,016,180
Net assets	$1,520,031,137
Class A
Net assets applicable to outstanding shares	$643,975,304
Shares of beneficial interest outstanding	37,423,265
Net asset value per share outstanding	$ 17.21
Maximum sales charge (5.50% of offering price)	1.00
Maximum offering price per share outstanding	$ 18.21
Investor Class
Net assets applicable to outstanding shares	$ 39,300,988
Shares of beneficial interest outstanding	2,284,908
Net asset value per share outstanding	$ 17.20
Maximum sales charge (5.00% of offering price)	0.91
Maximum offering price per share outstanding	$ 18.11
Class B
Net assets applicable to outstanding shares	$ 2,875,552
Shares of beneficial interest outstanding	171,675
Net asset value and offering price per share outstanding	$ 16.75
Class C
Net assets applicable to outstanding shares	$ 30,340,387
Shares of beneficial interest outstanding	1,814,490
Net asset value and offering price per share outstanding	$ 16.72
Class I
Net assets applicable to outstanding shares	$803,538,906
Shares of beneficial interest outstanding	46,562,763
Net asset value and offering price per share outstanding	$ 17.26

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Convertible Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 16,282,711
Dividends-unaffiliated	7,113,968
Dividends-affiliated	5,509,025
Securities lending, net	2,735,361
Total income	31,641,065
Expenses
Manager (See Note 3)	8,851,765
Distribution/Service—Class A (See Note 3)	1,717,927
Distribution/Service—Investor Class (See Note 3)	106,118
Distribution/Service—Class B (See Note 3)	43,879
Distribution/Service—Class C (See Note 3)	354,304
Transfer agent (See Note 3)	1,968,412
Professional fees	187,173
Registration	131,579
Shareholder communication	50,073
Trustees	40,984
Custodian	33,247
Miscellaneous	47,396
Total expenses before waiver/reimbursement	13,532,857
Expense waiver/reimbursement from Manager (See Note 3)	(682,379)
Reimbursement from prior custodian(a)	(3,161)
Net expenses	12,847,317
Net investment income (loss)	18,793,748
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	37,264,047
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(77,962,200)
Net realized and unrealized gain (loss)	(40,698,153)
Net increase (decrease) in net assets resulting from operations	$(21,904,405)

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 18,793,748	$ 8,774,161
Net realized gain (loss)	37,264,047	42,015,068
Net change in unrealized appreciation (depreciation)	(77,962,200)	(273,994,065)
Net increase (decrease) in net assets resulting from operations	(21,904,405)	(223,204,836)
Distributions to shareholders:
Class A	(28,543,013)	(166,284,769)
Investor Class	(1,663,727)	(9,946,970)
Class B	(165,522)	(1,897,436)
Class C	(1,214,881)	(10,369,117)
Class I	(36,064,849)	(192,363,201)
Total distributions to shareholders	(67,651,992)	(380,861,493)
Capital share transactions:
Net proceeds from sales of shares	347,611,752	509,415,950
Net asset value of shares issued to shareholders in reinvestment of distributions	63,333,222	348,922,823
Cost of shares redeemed	(426,265,819)	(632,144,077)
Increase (decrease) in net assets derived from capital share transactions	(15,320,845)	226,194,696
Net increase (decrease) in net assets	(104,877,242)	(377,871,633)
Net Assets
Beginning of year	1,624,908,379	2,002,780,012
End of year	$1,520,031,137	$1,624,908,379
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.22	$ 25.40	$ 20.90	$ 17.81	$ 17.07
Net investment income (loss) (a)	0.18	0.07	0.05	0.06	0.12
Net realized and unrealized gain (loss)	(0.45)	(2.50)	6.01	3.47	1.60
Total from investment operations	(0.27)	(2.43)	6.06	3.53	1.72
Less distributions:
From net investment income	(0.29)	(0.26)	(0.13)	(0.13)	(0.15)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)
Total distributions	(0.74)	(4.75)	(1.56)	(0.44)	(0.98)
Net asset value at end of year	$ 17.21	$ 18.22	$ 25.40	$ 20.90	$ 17.81
Total investment return (b)	(1.54)%	(11.12)%	30.06%	20.27%	10.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	0.37%	0.19%	0.33%	0.67%
Net expenses (c)	0.94%	0.93%	0.91%	0.96%	0.98%
Portfolio turnover rate	33%	14%	49%	46%	23%
Net assets at end of year (in 000’s)	$ 643,975	$ 710,774	$ 891,433	$ 657,626	$ 545,605

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.21	$ 25.39	$ 20.90	$ 17.80	$ 17.07
Net investment income (loss) (a)	0.14	0.03	(0.00)‡	0.03	0.09
Net realized and unrealized gain (loss)	(0.45)	(2.50)	6.00	3.47	1.59
Total from investment operations	(0.31)	(2.47)	6.00	3.50	1.68
Less distributions:
From net investment income	(0.25)	(0.22)	(0.08)	(0.09)	(0.12)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)
Total distributions	(0.70)	(4.71)	(1.51)	(0.40)	(0.95)
Net asset value at end of year	$ 17.20	$ 18.21	$ 25.39	$ 20.90	$ 17.80
Total investment return (b)	(1.77)%	(11.31)%	29.77%	20.08%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.17%	(0.01)%	0.13%	0.51%
Net expenses (c)	1.18%	1.12%	1.12%	1.16%	1.15%
Expenses (before waiver/reimbursement) (c)	1.18%	1.12%	1.12%	1.16%	1.17%
Portfolio turnover rate	33%	14%	49%	46%	23%
Net assets at end of year (in 000's)	$ 39,301	$ 43,581	$ 53,738	$ 57,829	$ 59,242

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.75	$ 24.95	$ 20.67	$ 17.68	$ 16.98
Net investment income (loss) (a)	0.01	(0.11)	(0.18)	(0.11)	(0.04)
Net realized and unrealized gain (loss)	(0.44)	(2.45)	5.93	3.44	1.60
Total from investment operations	(0.43)	(2.56)	5.75	3.33	1.56
Less distributions:
From net investment income	(0.12)	(0.15)	(0.04)	(0.03)	(0.03)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)
Total distributions	(0.57)	(4.64)	(1.47)	(0.34)	(0.86)
Net asset value at end of year	$ 16.75	$ 17.75	$ 24.95	$ 20.67	$ 17.68
Total investment return (b)	(2.51)%	(11.97)%	28.79%	19.15%	9.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%	(0.59)%	(0.76)%	(0.61)%	(0.23)%
Net expenses (c)	1.93%	1.87%	1.87%	1.91%	1.90%
Expenses (before waiver/reimbursement) (c)	1.93%	1.87%	1.87%	1.91%	1.92%
Portfolio turnover rate	33%	14%	49%	46%	23%
Net assets at end of year (in 000’s)	$ 2,876	$ 6,170	$ 10,226	$ 10,454	$ 11,786

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 17.72	$ 24.92	$ 20.64	$ 17.65	$ 16.96
Net investment income (loss) (a)	0.01	(0.11)	(0.18)	(0.11)	(0.04)
Net realized and unrealized gain (loss)	(0.44)	(2.45)	5.93	3.44	1.59
Total from investment operations	(0.43)	(2.56)	5.75	3.33	1.55
Less distributions:
From net investment income	(0.12)	(0.15)	(0.04)	(0.03)	(0.03)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)
Total distributions	(0.57)	(4.64)	(1.47)	(0.34)	(0.86)
Net asset value at end of year	$ 16.72	$ 17.72	$ 24.92	$ 20.64	$ 17.65
Total investment return (b)	(2.51)%	(11.99)%	28.84%	19.18%	9.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%	(0.58)%	(0.77)%	(0.61)%	(0.23)%
Net expenses (c)	1.93%	1.87%	1.87%	1.91%	1.90%
Expenses (before waiver/reimbursement) (c)	1.93%	1.87%	1.87%	1.91%	1.92%
Portfolio turnover rate	33%	14%	49%	46%	23%
Net assets at end of year (in 000’s)	$ 30,340	$ 38,837	$ 55,754	$ 52,999	$ 60,891

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 18.27	$ 25.46	$ 20.95	$ 17.85	$ 17.11
Net investment income (loss) (a)	0.24	0.13	0.12	0.13	0.18
Net realized and unrealized gain (loss)	(0.45)	(2.51)	6.02	3.48	1.60
Total from investment operations	(0.21)	(2.38)	6.14	3.61	1.78
Less distributions:
From net investment income	(0.35)	(0.32)	(0.20)	(0.20)	(0.21)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)
Total distributions	(0.80)	(4.81)	(1.63)	(0.51)	(1.04)
Net asset value at end of year	$ 17.26	$ 18.27	$ 25.46	$ 20.95	$ 17.85
Total investment return (b)	(1.20)%	(10.84)%	30.43%	20.71%	11.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%	0.69%	0.49%	0.68%	1.04%
Net expenses (c)	0.61%	0.61%	0.61%	0.61%	0.61%
Expenses (before waiver/reimbursement) (c)	0.69%	0.68%	0.66%	0.71%	0.73%
Portfolio turnover rate	33%	14%	49%	46%	23%
Net assets at end of year (in 000’s)	$ 803,539	$ 825,546	$ 991,630	$ 852,739	$ 773,865

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	November 28, 2008
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on

22	MainStay MacKay Convertible Fund

an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
23

Notes to Financial Statements (continued)
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2023, are shown in the Portfolio of Investments.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Premium associated with the conversion feature on a convertible bond is not amortized.

24	MainStay MacKay Convertible Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible
25

Notes to Financial Statements (continued)
for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2023, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion.
Prior to February 28, 2023, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2023, the effective management fee rate was 0.55%, inclusive of a fee for fund accounting services of less than one-tenth percent of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.61% of the Fund's average net assets. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $8,851,765 and waived fees and/or reimbursed expenses in the amount of $682,379 and paid the Subadvisor fees of $4,053,989.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $75,502 and $6,165, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $5,365, $516 and $4,912, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund

26	MainStay MacKay Convertible Fund

and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$758,920	$—
Investor Class	146,038	—
Class B	15,120	—
Class C	121,910	—
Class I	926,424	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$3,177,753	0.4%
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,581,930,931	$140,651,939	$(162,516,033)	$(21,864,094)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$48,715,573	$(9,406,988)	$(1,428,310)	$(21,864,095)	$16,016,180
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative convertible bond adjustments. The other temporary differences are primarily due to defaulted bond income accruals.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(1,265,915)	$1,265,915
The reclassifications for the Fund are primarily due to equalization.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $9,406,988, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$2,578	$6,829
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$40,381,747	$ 65,835,785
Long-Term Capital Gains	27,270,245	315,025,708
Total	$67,651,992	$380,861,493
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement
27

Notes to Financial Statements (continued)
expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $486,627 and $564,589, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,423,754	$ 43,368,024
Shares issued to shareholders in reinvestment of distributions	1,580,362	27,763,616
Shares redeemed	(5,759,217)	(102,449,513)
Net increase (decrease) in shares outstanding before conversion	(1,755,101)	(31,317,873)
Shares converted into Class A (See Note 1)	292,723	5,217,744
Shares converted from Class A (See Note 1)	(120,039)	(2,134,796)
Net increase (decrease)	(1,582,417)	$ (28,234,925)
Year ended October 31, 2022:
Shares sold	3,750,826	$ 74,532,551
Shares issued to shareholders in reinvestment of distributions	8,083,712	160,959,710
Shares redeemed	(7,855,742)	(151,662,870)
Net increase (decrease) in shares outstanding before conversion	3,978,796	83,829,391
Shares converted into Class A (See Note 1)	265,425	5,163,988
Shares converted from Class A (See Note 1)	(335,288)	(5,961,835)
Net increase (decrease)	3,908,933	$ 83,031,544

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	79,210	$ 1,411,033
Shares issued to shareholders in reinvestment of distributions	94,454	1,657,134
Shares redeemed	(216,142)	(3,855,341)
Net increase (decrease) in shares outstanding before conversion	(42,478)	(787,174)
Shares converted into Investor Class (See Note 1)	52,216	943,603
Shares converted from Investor Class (See Note 1)	(117,435)	(2,079,514)
Net increase (decrease)	(107,697)	$ (1,923,085)
Year ended October 31, 2022:
Shares sold	97,525	$ 1,926,381
Shares issued to shareholders in reinvestment of distributions	497,142	9,905,355
Shares redeemed	(214,831)	(4,107,217)
Net increase (decrease) in shares outstanding before conversion	379,836	7,724,519
Shares converted into Investor Class (See Note 1)	52,537	1,002,519
Shares converted from Investor Class (See Note 1)	(156,412)	(3,098,448)
Net increase (decrease)	275,961	$ 5,628,590

28	MainStay MacKay Convertible Fund

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	712	$ 12,215
Shares issued to shareholders in reinvestment of distributions	9,324	158,942
Shares redeemed	(47,825)	(826,321)
Net increase (decrease) in shares outstanding before conversion	(37,789)	(655,164)
Shares converted from Class B (See Note 1)	(138,081)	(2,414,958)
Net increase (decrease)	(175,870)	$ (3,070,122)
Year ended October 31, 2022:
Shares sold	4,956	$ 106,694
Shares issued to shareholders in reinvestment of distributions	90,227	1,763,027
Shares redeemed	(52,530)	(974,121)
Net increase (decrease) in shares outstanding before conversion	42,653	895,600
Shares converted from Class B (See Note 1)	(105,008)	(1,946,782)
Net increase (decrease)	(62,355)	$ (1,051,182)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	270,449	$ 4,696,902
Shares issued to shareholders in reinvestment of distributions	69,055	1,175,113
Shares redeemed	(660,914)	(11,384,382)
Net increase (decrease) in shares outstanding before conversion	(321,410)	(5,512,367)
Shares converted from Class C (See Note 1)	(55,296)	(966,980)
Net increase (decrease)	(376,706)	$ (6,479,347)
Year ended October 31, 2022:
Shares sold	347,776	$ 6,600,757
Shares issued to shareholders in reinvestment of distributions	510,200	9,953,997
Shares redeemed	(847,078)	(15,740,177)
Net increase (decrease) in shares outstanding before conversion	10,898	814,577
Shares converted from Class C (See Note 1)	(57,418)	(1,065,137)
Net increase (decrease)	(46,520)	$ (250,560)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	16,680,198	$ 298,123,578
Shares issued to shareholders in reinvestment of distributions	1,847,776	32,578,417
Shares redeemed	(17,223,174)	(307,750,262)
Net increase (decrease) in shares outstanding before conversion	1,304,800	22,951,733
Shares converted into Class I (See Note 1)	119,564	2,132,701
Shares converted from Class I (See Note 1)	(39,362)	(697,800)
Net increase (decrease)	1,385,002	$ 24,386,634
Year ended October 31, 2022:
Shares sold	21,817,856	$ 426,249,567
Shares issued to shareholders in reinvestment of distributions	8,343,567	166,340,734
Shares redeemed	(24,263,729)	(459,659,692)
Net increase (decrease) in shares outstanding before conversion	5,897,694	132,930,609
Shares converted into Class I (See Note 1)	334,156	5,956,868
Shares converted from Class I (See Note 1)	(2,889)	(51,173)
Net increase (decrease)	6,228,961	$ 138,836,304
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
At a meeting held on December 6-7, 2023, the Board approved an additional breakpoint in the management fee of 0.01% at $5 billion. Effective February 28, 2024, the Fund will pay the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; 0.49% from $2 billion to $5 billion; and 0.48% in excess of $5 billion.
29

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Convertible Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
30	MainStay MacKay Convertible Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $27,270,850 as long term capital gain distributions.
For the fiscal year ended October 31, 2023, the Fund designated approximately $10,017,247 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 24.81% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay MacKay Convertible Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay MacKay Convertible Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013891MS139-23	MSC11-12/23
(NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	1/3/1995	1.53%	2.17%	3.28%	0.95%
		Excluding sales charges		6.31	3.11	3.76	0.95
Investor Class Shares[2]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	1.63	2.00	3.18	1.09
		Excluding sales charges		5.87	2.95	3.66	1.09
Class B Shares[3]	Maximum 5.00% CDSC	With sales charges	5/1/1986	0.12	1.85	2.89	1.84
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		5.12	2.17	2.89	1.84
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	4.34	2.21	2.90	1.84
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.34	2.21	2.90	1.84
Class I Shares	No Sales Charge		1/2/2004	6.57	3.35	4.03	0.70
Class R1 Shares[4]	No Sales Charge		6/29/2012	6.48	3.24	3.91	0.80
Class R2 Shares	No Sales Charge		5/1/2008	6.19	3.01	3.66	1.05
Class R3 Shares	No Sales Charge		2/29/2016	5.72	2.71	4.69	1.30
Class R6 Shares	No Sales Charge		6/17/2013	6.54	3.46	4.14	0.57
SIMPLE Class Shares	No Sales Charge		8/31/2020	6.00	N/A	1.31	1.27

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
4.	As of October 31, 2023, Class R1 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1 shares are closed to additional investments by existing shareholders. Additionally, Class R1 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[1]	5.81%	2.86%	3.77%
Morningstar High Yield Bond Category Average[2]	5.72	2.58	3.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The ICE BofA U.S. High Yield Constrained Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the ICE BofA U.S. High Yield Constrained Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the ICE BofA U.S. High Yield Constrained Index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,002.80	$4.90	$1,020.32	$4.94	0.97%
Investor Class Shares	$1,000.00	$ 999.90	$5.75	$1,019.46	$5.80	1.14%
Class B Shares	$1,000.00	$ 996.10	$9.51	$1,015.68	$9.60	1.89%
Class C Shares	$1,000.00	$ 998.10	$9.52	$1,015.68	$9.60	1.89%
Class I Shares	$1,000.00	$1,004.00	$3.64	$1,021.58	$3.67	0.72%
Class R1 Shares	$1,000.00	$1,003.50	$4.14	$1,021.07	$4.18	0.82%
Class R2 Shares	$1,000.00	$1,002.30	$5.40	$1,019.81	$5.45	1.07%
Class R3 Shares	$1,000.00	$1,001.00	$6.66	$1,018.55	$6.72	1.32%
Class R6 Shares	$1,000.00	$1,002.80	$2.83	$1,022.38	$2.85	0.56%
SIMPLE Class Shares	$1,000.00	$1,001.80	$5.85	$1,019.36	$5.90	1.16%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
‡ Less than one-tenth of percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	TransDigm, Inc., 4.625%-7.50%, due 3/15/26–12/15/30
3.	Carnival Corp., 4.00%-9.875%, due 3/1/26–8/15/29
4.	HCA, Inc., 5.375%-7.69%, due 2/1/25–11/6/33
5.	Yum! Brands, Inc., 3.625%-5.375%, due 1/15/30–4/1/32
6.	IHO Verwaltungs GmbH, 4.75%-6.375%, due 9/15/26–5/15/29
7.	Gulfport Energy Corp.
8.	Sprint Capital Corp., 6.875%, due 11/15/28
9.	VICI Properties LP, 3.875%-5.75%, due 5/1/24–2/15/29
10.	Churchill Downs, Inc., 4.75%-6.75%, due 4/1/27–5/1/31

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered byportfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned 6.57%, outperforming the 5.81% return of the Fund’s benchmark, the ICE BofA U.S. High Yield Constrained Index (the “Index”). Over the same period, Class I shares also outperformed the 5.72% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The high-yield market finished 2022 on a strong note, up over 3.7% during the fourth quarter. The market’s positive sentiment continued into 2023, rising by an additional 3.7% during the first quarter. Although the market’s recovery was stalled by concerns over a banking crisis in early March, and sentiment was mixed heading into the second quarter of 2023, quick reaction by bank regulators tempered the markets jitters. In May, Congress’s pending debt-ceiling conundrum again elevated volatility; however, this concern was pushed down the road with a short-term fix. The third quarter of 2023 closed with mixed results, due in large part to the sizeable move in Treasury yields. For the entire reporting period, high yield, in general, produced solid rates of return. Although CCC-rated2 bonds sold off at the end of the reporting period, they remained by far and away the best performers, approximately doubling the return of the overall market.
During the reporting period, the Fund's outperformance relative to the Index was driven by security selection, primarily within the energy and basic industry sectors. Security selection within lower quality CCC-rated securities was strong, and the Fund's underweight detracted as CCC's were the best performers from a credit quality perspective during the period.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
There were no market events that impacted the Fund’s liquidity during the reporting period. Performance for the high-yield corporate market was driven primarily by the move in Treasury yields and the strong performance in CCC-rated credits.
What was the Fund’s duration3 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund did maintain a lower duration than the Index throughout the reporting period, which made a modestly positive contribution to returns. (Contributions take weightings and total returns into account.) As of October 31, 2023, the Fund’s modified duration to worst4 was 3.29 years, while the modified duration to worst of the Index was 3.87 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection in and overweight exposure to the energy sector made the largest contribution to the Fund’s relative returns during the reporting period, bolstered by positions in exploration & production and gas distribution. Other positive contributors included an overweight exposure to and selection in basic industry, along with security selection in technology. The most significant detractors included selection in leisure, followed by security selection in financials and retail. Although security selection in CCC-rated credits was strong, underweight exposure detracted from returns as CCC’s were the best performing credit rating during the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in offshore oil & gas driller Transocean, electronic gaming company Light and Wonder International and industrial company Chart Industries. During the same period, we closed the Fund’s positions in Carlson Travel, packaged food provider Treehouse Foods and midstream energy company Cheniere. Cheniere had recently been upgraded to investment grade.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the Fund’s sector weightings. On the margin, we slightly increased the Fund’s exposure to the automotive, capital goods and services sectors, while trimming holdings in financials, real estate and telecommunications.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held overweight exposure relative to the Index in the energy, materials and health care sectors, and underweight exposure to the telecommunications, technology and services sectors.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 91.7%
Convertible Bonds 1.3%
Energy-Alternate Sources 0.1%
NextEra Energy Partners LP (a)
(zero coupon), due 11/15/25	$ 3,335,000	$ 2,846,423
2.50%, due 6/15/26	9,500,000	8,236,500
		11,082,923
Investment Companies 0.1%
Ares Capital Corp.
4.625%, due 3/1/24	9,585,000	9,632,925
Media 0.5%
DISH Network Corp.
2.375%, due 3/15/24	37,079,000	35,595,840
3.375%, due 8/15/26	30,780,000	15,928,650
		51,524,490
Oil & Gas 0.4%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (b)(c)	4,201,000	36,667,588
Oil & Gas Services 0.2%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (c)	18,220,551	17,662,454
Total Convertible Bonds (Cost $106,749,142)		126,570,380
Corporate Bonds 84.9%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	35,590,000	28,767,753
3.75%, due 2/15/28	19,000,000	16,828,719
4.00%, due 2/15/30	28,300,000	23,944,630
4.875%, due 1/15/29	10,000,000	9,168,600
Outfront Media Capital LLC (a)
5.00%, due 8/15/27	19,500,000	17,321,460
6.25%, due 6/15/25	15,216,000	15,006,324
		111,037,486
Aerospace & Defense 2.0%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (a)	23,280,000	21,627,256
	Principal Amount	Value

Aerospace & Defense (continued)
Rolls-Royce plc
5.75%, due 10/15/27 (a)	$ 7,000,000	$ 6,633,024
TransDigm, Inc.
4.625%, due 1/15/29	25,450,000	21,944,008
4.875%, due 5/1/29	18,920,000	16,391,974
5.50%, due 11/15/27	5,550,000	5,166,797
6.25%, due 3/15/26 (a)	84,230,000	82,247,195
6.75%, due 8/15/28 (a)	27,890,000	27,080,725
6.875%, due 12/15/30 (a)	10,650,000	10,283,214
7.50%, due 3/15/27	11,915,000	11,900,415
		203,274,608
Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	11,666,667	11,345,233
5.75%, due 4/20/29	11,500,000	10,373,630
Delta Air Lines, Inc.
4.50%, due 10/20/25 (a)	4,356,000	4,233,928
7.375%, due 1/15/26	7,000,000	7,069,650
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	14,182,500	14,010,574
		47,033,015
Auto Manufacturers 1.7%
Ford Holdings LLC
9.30%, due 3/1/30	30,695,000	32,889,079
Ford Motor Credit Co. LLC
4.271%, due 1/9/27	7,500,000	6,939,103
4.389%, due 1/8/26	2,500,000	2,369,755
5.125%, due 6/16/25	12,000,000	11,676,162
5.584%, due 3/18/24	3,660,000	3,643,245
6.80%, due 5/12/28	14,830,000	14,787,623
6.95%, due 6/10/26	8,000,000	8,020,000
7.20%, due 6/10/30	6,500,000	6,495,580
General Motors Financial Co., Inc.
4.35%, due 4/9/25	5,000,000	4,861,468
5.25%, due 3/1/26	10,000,000	9,746,061
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (a)	51,815,000	49,406,191
PM General Purchaser LLC
9.50%, due 10/1/28 (a)	16,585,000	15,589,900
		166,424,167
Auto Parts & Equipment 2.3%
Adient Global Holdings Ltd. (a)
4.875%, due 8/15/26	20,725,000	19,301,516
7.00%, due 4/15/28	3,340,000	3,287,563
8.25%, due 4/15/31	5,000,000	4,866,367

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Dealer Tire LLC
8.00%, due 2/1/28 (a)	$ 20,540,000	$ 19,265,801
IHO Verwaltungs GmbH (a)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	34,785,000	32,326,744
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	49,074,000	45,663,848
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	40,980,000	35,677,356
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (a)	38,625,000	30,725,029
Tenneco, Inc.
8.00%, due 11/17/28 (a)	23,685,000	19,007,212
ZF North America Capital, Inc. (a)
6.875%, due 4/14/28	8,000,000	7,752,384
7.125%, due 4/14/30	10,000,000	9,700,641
		227,574,461
Building Materials 1.5%
Builders FirstSource, Inc.
6.375%, due 6/15/32 (a)	10,385,000	9,505,086
Emerald Debt Merger Sub LLC
6.625%, due 12/15/30 (a)	29,000,000	27,586,250
James Hardie International Finance DAC
5.00%, due 1/15/28 (a)	32,195,000	29,716,037
Knife River Corp.
7.75%, due 5/1/31 (a)	16,630,000	16,568,025
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (a)	9,500,000	8,383,669
PGT Innovations, Inc.
4.375%, due 10/1/29 (a)	17,000,000	15,870,775
Summit Materials LLC (a)
5.25%, due 1/15/29	17,580,000	15,918,162
6.50%, due 3/15/27	22,730,000	22,104,867
		145,652,871
Chemicals 3.0%
ASP Unifrax Holdings, Inc. (a)
5.25%, due 9/30/28	24,160,000	16,318,797
7.50%, due 9/30/29	21,280,000	11,384,800
Avient Corp. (a)
5.75%, due 5/15/25	8,550,000	8,378,114
7.125%, due 8/1/30	13,745,000	13,223,948
CVR Partners LP
6.125%, due 6/15/28 (a)	6,175,000	5,449,437
	Principal Amount	Value

Chemicals (continued)
GPD Cos., Inc.
10.125%, due 4/1/26 (a)	$ 35,822,000	$ 32,262,471
Innophos Holdings, Inc.
9.375%, due 2/15/28 (a)	30,636,000	28,825,099
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (a)(c)	21,105,000	18,674,345
Mativ Holdings, Inc.
6.875%, due 10/1/26 (a)	12,500,000	11,250,000
NOVA Chemicals Corp. (a)
4.875%, due 6/1/24	9,810,000	9,640,521
5.25%, due 6/1/27	21,100,000	17,822,425
Olympus Water US Holding Corp. (a)
7.125%, due 10/1/27	7,400,000	6,813,311
9.75%, due 11/15/28	32,000,000	31,254,431
SCIH Salt Holdings, Inc. (a)
4.875%, due 5/1/28	10,000,000	8,633,772
6.625%, due 5/1/29	29,460,000	24,694,129
SCIL IV LLC
5.375%, due 11/1/26 (a)	16,000,000	14,192,416
SK Invictus Intermediate II SARL
5.00%, due 10/30/29 (a)	41,855,000	31,604,001
WR Grace Holdings LLC
7.375%, due 3/1/31 (a)	7,000,000	6,483,890
		296,905,907
Coal 0.1%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (a)	8,720,000	9,012,709
Commercial Services 2.2%
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (a)	6,075,000	5,434,476
Gartner, Inc. (a)
3.75%, due 10/1/30	19,870,000	16,446,193
4.50%, due 7/1/28	5,000,000	4,498,592
Graham Holdings Co.
5.75%, due 6/1/26 (a)	39,695,000	38,206,437
Korn Ferry
4.625%, due 12/15/27 (a)	10,685,000	9,718,749
MPH Acquisition Holdings LLC
5.75%, due 11/1/28 (a)	11,685,000	8,710,233
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (a)	34,804,000	29,844,430
Service Corp. International
3.375%, due 8/15/30	9,000,000	7,209,765
TriNet Group, Inc.
7.125%, due 8/15/31 (a)	5,000,000	4,834,100
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc.
3.75%, due 1/15/32	$ 4,790,000	$ 3,808,567
3.875%, due 2/15/31	16,675,000	13,724,429
4.875%, due 1/15/28	10,700,000	9,927,216
5.25%, due 1/15/30	2,500,000	2,282,835
Williams Scotsman, Inc. (a)
4.625%, due 8/15/28	17,860,000	15,866,377
6.125%, due 6/15/25	17,550,000	17,243,760
7.375%, due 10/1/31	11,515,000	11,326,389
WW International, Inc.
4.50%, due 4/15/29 (a)	28,565,000	17,853,125
		216,935,673
Computers 0.1%
McAfee Corp.
7.375%, due 2/15/30 (a)	18,010,000	14,407,561
Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co. (a)
4.125%, due 4/1/29	22,500,000	18,815,625
5.50%, due 6/1/28	16,505,000	15,063,536
		33,879,161
Distribution & Wholesale 0.7%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (a)	23,000,000	22,789,606
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (a)	7,855,000	6,653,465
Ritchie Bros Holdings, Inc. (a)
6.75%, due 3/15/28	13,290,000	13,023,909
7.75%, due 3/15/31	28,245,000	28,315,613
		70,782,593
Diversified Financial Services 2.1%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (a)	29,250,000	29,382,649
Aretec Escrow Issuer 2, Inc.
10.00%, due 8/15/30 (a)	10,600,000	10,719,250
Credit Acceptance Corp.
5.125%, due 12/31/24 (a)	15,215,000	14,709,943
6.625%, due 3/15/26	32,875,000	31,214,855
Enact Holdings, Inc.
6.50%, due 8/15/25 (a)	25,600,000	25,145,861
Jefferies Finance LLC
5.00%, due 8/15/28 (a)	37,570,000	29,984,091
LPL Holdings, Inc. (a)
4.00%, due 3/15/29	20,810,000	17,893,820
	Principal Amount	Value

Diversified Financial Services (continued)
LPL Holdings, Inc. (a) (continued)
4.375%, due 5/15/31	$ 11,000,000	$ 9,212,823
4.625%, due 11/15/27	15,000,000	13,716,715
Osaic Holdings, Inc.
10.75%, due 8/1/27 (a)	3,855,000	3,832,865
PennyMac Financial Services, Inc. (a)
4.25%, due 2/15/29	10,150,000	8,290,968
5.75%, due 9/15/31	7,500,000	6,115,027
Radian Group, Inc.
4.875%, due 3/15/27	3,000,000	2,784,185
StoneX Group, Inc.
8.625%, due 6/15/25 (a)	9,196,000	9,218,990
		212,222,042
Electric 2.2%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (a)	23,940,000	21,369,993
DPL, Inc.
4.125%, due 7/1/25	20,325,000	19,126,789
Keystone Power Pass-Through Holders LLC
13.00% (1.00% Cash and 12.00% PIK), due 6/1/24 (a)(b)(c)	8,864,393	5,761,856
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (a)	15,285,000	12,482,821
NextEra Energy Operating Partners LP (a)
3.875%, due 10/15/26	14,542,000	13,221,864
4.50%, due 9/15/27	5,000,000	4,476,974
NRG Energy, Inc.
6.625%, due 1/15/27	3,220,000	3,125,120
Pattern Energy Operations LP
4.50%, due 8/15/28 (a)	16,565,000	14,439,339
PG&E Corp.
5.00%, due 7/1/28	19,460,000	17,629,695
5.25%, due 7/1/30	13,000,000	11,386,713
Talen Energy Supply LLC
8.625%, due 6/1/30 (a)	44,295,000	45,008,548
TransAlta Corp.
7.75%, due 11/15/29	14,150,000	14,078,016

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Vistra Corp. (a)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 10,280,000	$ 9,354,800
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26 (b)	31,800,000	30,210,000
		221,672,528
Electrical Components & Equipment 0.1%
WESCO Distribution, Inc.
7.125%, due 6/15/25 (a)	6,665,000	6,661,128
Engineering & Construction 0.4%
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (a)	13,000,000	10,627,500
Railworks Holdings LP
8.25%, due 11/15/28 (a)	9,425,000	8,963,458
TopBuild Corp.
4.125%, due 2/15/32 (a)	6,500,000	5,142,150
Weekley Homes LLC
4.875%, due 9/15/28 (a)	21,580,000	18,531,825
		43,264,933
Entertainment 3.4%
Affinity Interactive
6.875%, due 12/15/27 (a)	13,590,000	11,077,019
Allen Media LLC
10.50%, due 2/15/28 (a)	11,130,000	5,796,561
Boyne USA, Inc.
4.75%, due 5/15/29 (a)	12,040,000	10,482,768
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (a)	19,750,000	19,060,587
CCM Merger, Inc.
6.375%, due 5/1/26 (a)	5,000,000	4,732,888
CDI Escrow Issuer, Inc.
5.75%, due 4/1/30 (a)	20,000,000	17,868,096
Churchill Downs, Inc. (a)
4.75%, due 1/15/28	53,025,000	47,485,218
5.50%, due 4/1/27	38,727,000	36,323,904
6.75%, due 5/1/31	12,800,000	11,808,000
International Game Technology plc
6.25%, due 1/15/27 (a)	25,700,000	25,047,392
Jacobs Entertainment, Inc. (a)
6.75%, due 2/15/29	25,354,000	21,550,900
6.75%, due 2/15/29	8,775,000	7,458,750
	Principal Amount	Value

Entertainment (continued)
Light & Wonder International, Inc.
7.50%, due 9/1/31 (a)	$ 17,500,000	$ 17,087,499
Live Nation Entertainment, Inc.
6.50%, due 5/15/27 (a)	41,280,000	40,274,249
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (a)	35,100,000	32,828,972
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (a)	5,000,000	4,162,500
Motion Bondco DAC
6.625%, due 11/15/27 (a)	16,100,000	14,409,500
Vail Resorts, Inc.
6.25%, due 5/15/25 (a)	10,095,000	10,032,714
		337,487,517
Food 1.0%
B&G Foods, Inc.
5.25%, due 4/1/25	9,036,000	8,673,332
8.00%, due 9/15/28 (a)	14,900,000	14,519,926
Kraft Heinz Foods Co.
6.50%, due 2/9/40	12,500,000	12,163,502
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (a)	18,956,000	17,439,520
Nathan's Famous, Inc.
6.625%, due 11/1/25 (a)	2,132,000	2,110,680
Simmons Foods, Inc.
4.625%, due 3/1/29 (a)	30,315,000	24,625,474
United Natural Foods, Inc.
6.75%, due 10/15/28 (a)	26,018,000	20,473,044
		100,005,478
Forest Products & Paper 1.1%
Glatfelter Corp.
4.75%, due 11/15/29 (a)	4,075,000	2,677,397
Mercer International, Inc.
5.125%, due 2/1/29	59,145,000	46,377,239
5.50%, due 1/15/26	6,500,000	6,045,000
12.875%, due 10/1/28 (a)	16,750,000	16,915,741
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	36,120,000	36,750,402
		108,765,779
Gas 0.3%
AmeriGas Partners LP
5.75%, due 5/20/27	11,060,000	10,164,536
5.875%, due 8/20/26	25,075,000	23,506,561
		33,671,097
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Hand & Machine Tools 0.4%
Regal Rexnord Corp. (a)
6.05%, due 2/15/26	$ 7,250,000	$ 7,131,135
6.05%, due 4/15/28	7,000,000	6,696,151
6.30%, due 2/15/30	5,000,000	4,704,927
6.40%, due 4/15/33	3,750,000	3,440,232
Werner FinCo. LP (a)
11.50%, due 6/15/28	5,500,000	5,553,515
14.50% (8.75% Cash and 5.75% PIK), due 10/15/28 (b)(c)	13,254,767	10,802,635
		38,328,595
Healthcare-Products 1.5%
Bausch & Lomb Escrow Corp.
8.375%, due 10/1/28 (a)	32,540,000	32,320,355
Garden Spinco Corp.
8.625%, due 7/20/30 (a)	15,500,000	15,992,435
Hologic, Inc. (a)
3.25%, due 2/15/29	39,100,000	32,825,209
4.625%, due 2/1/28	10,205,000	9,280,446
Teleflex, Inc.
4.25%, due 6/1/28 (a)	43,155,000	38,084,335
4.625%, due 11/15/27	3,525,000	3,225,375
Varex Imaging Corp.
7.875%, due 10/15/27 (a)	17,202,000	16,860,353
		148,588,508
Healthcare-Services 4.4%
Acadia Healthcare Co., Inc. (a)
5.00%, due 4/15/29	10,000,000	8,916,149
5.50%, due 7/1/28	10,840,000	10,007,395
Catalent Pharma Solutions, Inc. (a)
3.125%, due 2/15/29	23,500,000	18,476,875
3.50%, due 4/1/30	9,500,000	7,457,500
5.00%, due 7/15/27	13,395,000	11,953,028
CHS/Community Health Systems, Inc.
5.25%, due 5/15/30 (a)	10,500,000	7,456,617
DaVita, Inc. (a)
3.75%, due 2/15/31	18,035,000	12,963,655
4.625%, due 6/1/30	15,790,000	12,374,783
Encompass Health Corp.
4.50%, due 2/1/28	25,720,000	23,187,353
4.625%, due 4/1/31	8,200,000	6,825,977
4.75%, due 2/1/30	24,390,000	21,077,199
Fortrea Holdings, Inc.
7.50%, due 7/1/30 (a)	6,525,000	6,296,625
	Principal Amount	Value

Healthcare-Services (continued)
HCA, Inc.
5.375%, due 2/1/25	$ 26,525,000	$ 26,243,541
5.875%, due 2/15/26	20,750,000	20,567,430
7.50%, due 11/6/33	44,975,000	45,953,064
7.58%, due 9/15/25	11,020,000	11,270,296
7.69%, due 6/15/25	31,650,000	32,315,335
IQVIA, Inc. (a)
5.00%, due 10/15/26	29,113,000	27,753,930
5.00%, due 5/15/27	5,000,000	4,703,919
6.50%, due 5/15/30	10,750,000	10,427,500
LifePoint Health, Inc. (a)
5.375%, due 1/15/29	17,978,000	10,891,941
11.00%, due 10/15/30	19,900,000	18,727,446
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (a)	8,435,000	6,147,344
ModivCare, Inc.
5.875%, due 11/15/25 (a)	7,000,000	6,615,000
Molina Healthcare, Inc. (a)
3.875%, due 11/15/30	2,500,000	2,039,050
4.375%, due 6/15/28	5,000,000	4,450,083
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (a)	49,930,000	46,683,833
Tenet Healthcare Corp.
6.125%, due 6/15/30	10,100,000	9,347,756
6.75%, due 5/15/31 (a)	10,000,000	9,496,332
		440,626,956
Holding Companies-Diversified 0.8%
Benteler International AG
10.50%, due 5/15/28 (a)	42,015,000	42,318,924
Stena International SA
6.125%, due 2/1/25 (a)	34,995,000	34,295,100
		76,614,024
Home Builders 1.9%
Adams Homes, Inc.
7.50%, due 2/15/25 (a)	7,527,000	7,366,973
Ashton Woods USA LLC
6.625%, due 1/15/28 (a)	415,000	379,725
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (a)	17,360,000	15,103,531
Century Communities, Inc.
3.875%, due 8/15/29 (a)	15,245,000	12,302,099
6.75%, due 6/1/27	26,205,000	25,297,204
Installed Building Products, Inc.
5.75%, due 2/1/28 (a)	25,430,000	22,942,675

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
M/I Homes, Inc.
3.95%, due 2/15/30	$ 5,000,000	$ 3,977,300
4.95%, due 2/1/28	7,500,000	6,705,970
Meritage Homes Corp.
3.875%, due 4/15/29 (a)	17,490,000	14,693,874
5.125%, due 6/6/27	8,515,000	8,046,675
Shea Homes LP
4.75%, due 2/15/28	26,925,000	23,663,899
4.75%, due 4/1/29	7,875,000	6,647,826
STL Holding Co. LLC
7.50%, due 2/15/26 (a)	12,000,000	11,220,000
Winnebago Industries, Inc.
6.25%, due 7/15/28 (a)	30,155,000	28,355,651
		186,703,402
Household Products & Wares 0.2%
Central Garden & Pet Co.
4.125%, due 10/15/30	15,620,000	12,739,738
4.125%, due 4/30/31 (a)	14,875,000	11,833,314
		24,573,052
Housewares 0.5%
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31	25,455,000	18,936,102
4.375%, due 2/1/32	12,430,000	9,109,947
4.50%, due 10/15/29	26,000,000	20,540,000
		48,586,049
Insurance 1.0%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (a)	11,800,000	10,287,853
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	5,435,000	5,631,890
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (a)	14,850,000	14,513,778
MGIC Investment Corp.
5.25%, due 8/15/28	25,957,000	23,859,033
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	16,000,000	16,016,551
USI, Inc.
6.875%, due 5/1/25 (a)	27,670,000	27,417,096
		97,726,201
Internet 1.5%
Cars.com, Inc.
6.375%, due 11/1/28 (a)	22,300,000	19,847,000
	Principal Amount	Value

Internet (continued)
Gen Digital, Inc. (a)
6.75%, due 9/30/27	$ 10,000,000	$ 9,733,909
7.125%, due 9/30/30	8,000,000	7,782,806
Netflix, Inc.
5.75%, due 3/1/24	10,461,000	10,440,078
5.875%, due 11/15/28	28,450,000	28,460,631
Uber Technologies, Inc. (a)
6.25%, due 1/15/28	4,125,000	3,970,312
7.50%, due 5/15/25	12,075,000	12,089,987
7.50%, due 9/15/27	23,710,000	23,769,559
VeriSign, Inc.
4.75%, due 7/15/27	17,744,000	16,912,865
5.25%, due 4/1/25	21,041,000	20,791,277
		153,798,424
Investment Companies 0.6%
Compass Group Diversified Holdings LLC (a)
5.00%, due 1/15/32	8,370,000	6,581,670
5.25%, due 4/15/29	31,500,000	26,899,204
Icahn Enterprises LP
5.25%, due 5/15/27	13,130,000	11,242,563
6.25%, due 5/15/26	12,770,000	11,672,696
		56,396,133
Iron & Steel 1.5%
Allegheny Ludlum LLC
6.95%, due 12/15/25	22,688,000	22,573,993
Big River Steel LLC
6.625%, due 1/31/29 (a)	34,687,000	34,263,125
Mineral Resources Ltd. (a)
8.00%, due 11/1/27	5,000,000	4,831,450
8.125%, due 5/1/27	53,640,000	52,183,706
8.50%, due 5/1/30	9,629,000	9,218,906
9.25%, due 10/1/28	22,835,000	22,835,000
		145,906,180
Leisure Time 2.3%
Carnival Corp. (a)
4.00%, due 8/1/28	28,000,000	24,354,954
5.75%, due 3/1/27	57,175,000	51,049,384
6.00%, due 5/1/29	33,500,000	28,300,683
7.00%, due 8/15/29	7,000,000	6,863,782
7.625%, due 3/1/26	9,110,000	8,858,497
9.875%, due 8/1/27	31,843,000	33,189,959
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (a)	20,500,000	21,857,390
Royal Caribbean Cruises Ltd. (a)
5.375%, due 7/15/27	8,895,000	8,197,415
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Leisure Time (continued)
Royal Caribbean Cruises Ltd. (a) (continued)
5.50%, due 4/1/28	$ 20,000,000	$ 18,237,032
7.25%, due 1/15/30	18,215,000	17,968,628
9.25%, due 1/15/29	5,000,000	5,219,195
		224,096,919
Lodging 1.6%
Boyd Gaming Corp.
4.75%, due 12/1/27	38,570,000	35,098,511
4.75%, due 6/15/31 (a)	47,500,000	39,420,188
Hilton Domestic Operating Co., Inc.
4.00%, due 5/1/31 (a)	38,340,000	31,751,888
4.875%, due 1/15/30	35,110,000	31,519,150
5.375%, due 5/1/25 (a)	5,000,000	4,915,260
5.75%, due 5/1/28 (a)	12,500,000	11,976,065
Station Casinos LLC
4.50%, due 2/15/28 (a)	5,000,000	4,318,130
		158,999,192
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (a)	9,000,000	7,878,120
Vertiv Group Corp.
4.125%, due 11/15/28 (a)	27,920,000	24,402,214
		32,280,334
Machinery-Diversified 0.7%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (f)(g)(h)	9,200,000	—
Chart Industries, Inc.
7.50%, due 1/1/30 (a)	12,000,000	11,783,825
Maxim Crane Works Holdings Capital LLC
11.50%, due 9/1/28 (a)	14,700,000	14,345,730
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (a)	12,126,000	10,936,447
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (a)	35,910,000	32,694,160
		69,760,162
Media 5.7%
Block Communications, Inc.
4.875%, due 3/1/28 (a)	16,000,000	13,137,760
Cable One, Inc.
4.00%, due 11/15/30 (a)	37,800,000	28,161,000
	Principal Amount	Value

Media (continued)
CCO Holdings LLC
4.25%, due 2/1/31 (a)	$ 36,815,000	$ 28,649,352
4.25%, due 1/15/34 (a)	28,050,000	20,260,591
4.50%, due 8/15/30 (a)	42,430,000	34,021,872
4.50%, due 5/1/32	47,500,000	36,361,098
4.50%, due 6/1/33 (a)	14,500,000	10,816,500
4.75%, due 3/1/30 (a)	31,835,000	26,261,420
5.00%, due 2/1/28 (a)	24,000,000	21,550,494
5.125%, due 5/1/27 (a)	41,225,000	37,955,721
5.375%, due 6/1/29 (a)	13,495,000	11,811,897
CSC Holdings LLC (a)
5.50%, due 4/15/27	5,000,000	4,178,153
5.75%, due 1/15/30	23,900,000	12,503,753
6.50%, due 2/1/29	14,230,000	11,251,540
7.50%, due 4/1/28	8,900,000	5,704,259
11.25%, due 5/15/28	15,585,000	14,865,201
Diamond Sports Group LLC
6.625%, due 8/15/27 (a)(g)(i)	7,000,000	70,000
DIRECTV Financing LLC
5.875%, due 8/15/27 (a)	37,250,000	32,639,754
DISH DBS Corp.
7.75%, due 7/1/26	18,675,000	12,513,574
LCPR Senior Secured Financing DAC (a)
5.125%, due 7/15/29	19,150,000	14,914,509
6.75%, due 10/15/27	56,337,000	50,984,985
News Corp. (a)
3.875%, due 5/15/29	43,330,000	37,089,613
5.125%, due 2/15/32	11,110,000	9,594,041
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (a)	6,765,000	5,135,447
Sirius XM Radio, Inc. (a)
5.00%, due 8/1/27	7,425,000	6,807,983
5.50%, due 7/1/29	11,590,000	10,269,595
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (b)(f)(h)	20,000,000	18,048,000
Videotron Ltd.
5.375%, due 6/15/24 (a)	12,850,000	12,745,529
Virgin Media Finance plc
5.00%, due 7/15/30 (a)	25,000,000	19,654,590
Virgin Media Secured Finance plc
5.50%, due 5/15/29 (a)	5,545,000	4,910,083
VZ Secured Financing BV
5.00%, due 1/15/32 (a)	14,320,000	10,864,942
Ziggo BV
4.875%, due 1/15/30 (a)	10,500,000	8,383,184
		572,116,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Metal Fabricate & Hardware 0.3%
Advanced Drainage Systems, Inc. (a)
5.00%, due 9/30/27	$ 18,315,000	$ 17,078,738
6.375%, due 6/15/30	12,615,000	11,910,687
		28,989,425
Mining 1.4%
Century Aluminum Co.
7.50%, due 4/1/28 (a)	34,830,000	32,864,280
Compass Minerals International, Inc.
6.75%, due 12/1/27 (a)	31,535,000	29,704,393
Constellium SE
3.75%, due 4/15/29 (a)	10,000,000	8,231,914
Eldorado Gold Corp.
6.25%, due 9/1/29 (a)	8,947,000	7,671,959
First Quantum Minerals Ltd. (a)
6.875%, due 10/15/27	16,950,000	14,436,751
7.50%, due 4/1/25	10,500,000	9,847,836
8.625%, due 6/1/31	4,000,000	3,376,406
IAMGOLD Corp.
5.75%, due 10/15/28 (a)	39,275,000	30,938,096
Novelis Corp.
4.75%, due 1/30/30 (a)	7,713,000	6,544,283
		143,615,918
Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc.
5.625%, due 7/1/27 (a)	24,395,000	22,447,936
Calderys Financing LLC
11.25%, due 6/1/28 (a)	10,730,000	10,823,888
EnPro Industries, Inc.
5.75%, due 10/15/26	25,784,000	24,424,860
Gates Global LLC
6.25%, due 1/15/26 (a)	6,750,000	6,610,950
Hillenbrand, Inc.
5.75%, due 6/15/25	7,000,000	6,859,534
LSB Industries, Inc.
6.25%, due 10/15/28 (a)	16,905,000	14,996,625
Trinity Industries, Inc.
7.75%, due 7/15/28 (a)	12,725,000	12,565,937
		98,729,730
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (a)	16,952,000	14,251,716
	Principal Amount	Value

Oil & Gas 6.5%
Ascent Resources Utica Holdings LLC (a)
7.00%, due 11/1/26	$ 14,500,000	$ 14,002,488
9.00%, due 11/1/27	11,295,000	14,259,937
California Resources Corp.
7.125%, due 2/1/26 (a)	10,000,000	10,037,500
Chevron USA, Inc.
3.85%, due 1/15/28	5,560,000	5,263,341
Civitas Resources, Inc.
5.00%, due 10/15/26 (a)	5,500,000	5,146,162
Comstock Resources, Inc.
6.75%, due 3/1/29 (a)	12,120,000	11,029,470
Diamond Foreign Asset Co.
8.50%, due 10/1/30 (a)	18,250,000	17,788,355
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (a)	41,705,000	40,662,375
Gulfport Energy Corp.
8.00%, due 5/17/26	1,362,721	1,360,377
8.00%, due 5/17/26 (a)	30,637,302	30,584,606
Gulfport Energy Operating Corp. Escrow Claim Shares (f)(g)
6.00%, due 10/15/24	50,754,000	—
6.375%, due 5/15/25	24,354,000	—
6.375%, due 1/15/26	11,915,000	—
6.625%, due 5/1/23	17,072,000	—
Hilcorp Energy I LP (a)
5.75%, due 2/1/29	5,000,000	4,501,400
6.00%, due 4/15/30	8,000,000	7,102,241
6.25%, due 4/15/32	2,775,000	2,423,412
Marathon Oil Corp.
4.40%, due 7/15/27	6,825,000	6,395,484
6.80%, due 3/15/32	5,000,000	5,031,021
Matador Resources Co.
5.875%, due 9/15/26	24,545,000	23,651,412
6.875%, due 4/15/28 (a)	6,100,000	5,977,866
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (a)	9,465,000	9,041,024
Noble Finance II LLC
8.00%, due 4/15/30 (a)	7,500,000	7,495,418
Occidental Petroleum Corp.
5.55%, due 3/15/26	30,505,000	30,095,318
6.45%, due 9/15/36	6,850,000	6,653,268
6.95%, due 7/1/24	6,672,000	6,700,022
7.15%, due 5/15/28	4,000,000	4,080,000
Parkland Corp. (a)
4.50%, due 10/1/29	24,035,000	20,672,503
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Parkland Corp. (a) (continued)
4.625%, due 5/1/30	$ 13,075,000	$ 11,146,437
5.875%, due 7/15/27	14,025,000	13,428,297
Permian Resources Operating LLC (a)
5.375%, due 1/15/26	18,867,000	18,113,867
6.875%, due 4/1/27	23,400,000	22,958,676
7.75%, due 2/15/26	20,645,000	20,626,473
Rockcliff Energy II LLC
5.50%, due 10/15/29 (a)	42,725,000	38,562,880
Southwestern Energy Co.
5.375%, due 3/15/30	13,830,000	12,685,529
5.70%, due 1/23/25 (j)	3,504,000	3,461,825
Sunoco LP
6.00%, due 4/15/27	18,965,000	18,261,256
Talos Production, Inc.
12.00%, due 1/15/26	81,465,000	84,643,357
Transocean Aquila Ltd.
8.00%, due 9/30/28 (a)	5,000,000	4,926,800
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (a)	29,283,750	28,698,075
Transocean, Inc.
8.75%, due 2/15/30 (a)	38,356,250	38,243,099
Viper Energy Partners LP
5.375%, due 11/1/27 (a)	7,000,000	6,634,250
Vital Energy, Inc.
7.75%, due 7/31/29 (a)	17,830,000	16,144,284
10.125%, due 1/15/28	14,374,000	14,411,884
		642,901,989
Oil & Gas Services 1.0%
Bristow Group, Inc.
6.875%, due 3/1/28 (a)	31,500,000	29,176,875
Nine Energy Service, Inc.
13.00%, due 2/1/28	30,200,000	26,727,000
Oceaneering International, Inc.
6.00%, due 2/1/28 (a)	10,600,000	9,725,500
Weatherford International Ltd. (a)
6.50%, due 9/15/28	18,013,000	18,105,804
8.625%, due 4/30/30	15,370,000	15,531,062
		99,266,241
Packaging & Containers 0.5%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (a)(c)	11,208,936	6,525,613
	Principal Amount	Value

Packaging & Containers (continued)
Cascades USA, Inc. (a)
5.125%, due 1/15/26	$ 11,306,000	$ 10,730,812
5.375%, due 1/15/28	23,385,000	21,132,245
Owens-Brockway Glass Container, Inc.
7.25%, due 5/15/31 (a)	6,000,000	5,490,000
Sealed Air Corp.
6.125%, due 2/1/28 (a)	2,500,000	2,379,548
		46,258,218
Pharmaceuticals 3.0%
1375209 BC Ltd.
9.00%, due 1/30/28 (a)	8,000,000	7,755,087
180 Medical, Inc.
3.875%, due 10/15/29 (a)	20,670,000	17,172,162
Bausch Health Cos., Inc. (a)
7.00%, due 1/15/28	7,000,000	2,870,313
7.25%, due 5/30/29	5,000,000	1,875,000
11.00%, due 9/30/28	20,687,000	12,619,070
14.00%, due 10/15/30	1,974,000	1,063,113
BellRing Brands, Inc.
7.00%, due 3/15/30 (a)	20,880,000	20,279,700
Grifols SA
4.75%, due 10/15/28 (a)	11,595,000	9,739,800
Jazz Securities DAC
4.375%, due 1/15/29 (a)	49,390,000	42,952,928
Organon & Co. (a)
4.125%, due 4/30/28	25,000,000	21,594,003
5.125%, due 4/30/31	17,890,000	13,970,605
Owens & Minor, Inc. (a)
4.50%, due 3/31/29	24,155,000	19,380,540
6.625%, due 4/1/30	41,780,000	36,509,252
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (a)(g)(i)	53,067,000	35,985,263
Prestige Brands, Inc. (a)
3.75%, due 4/1/31	39,485,000	31,360,961
5.125%, due 1/15/28	26,650,000	24,570,500
		299,698,297
Pipelines 4.8%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,555,116
Antero Midstream Partners LP (a)
5.375%, due 6/15/29	3,500,000	3,178,168
5.75%, due 3/1/27	5,000,000	4,778,864
5.75%, due 1/15/28	8,000,000	7,499,931
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	3,500,000	2,883,571

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Crestwood Midstream Partners LP
8.00%, due 4/1/29 (a)	$ 6,500,000	$ 6,643,715
DT Midstream, Inc.
4.375%, due 6/15/31 (a)	7,255,000	6,024,985
Energy Transfer LP
4.40%, due 3/15/27	14,700,000	13,845,572
4.95%, due 5/15/28	16,000,000	15,129,301
EQM Midstream Partners LP (a)
4.75%, due 1/15/31	2,000,000	1,684,005
6.00%, due 7/1/25	4,497,000	4,397,765
6.50%, due 7/1/27	8,900,000	8,650,836
7.50%, due 6/1/27	5,000,000	4,951,899
7.50%, due 6/1/30	4,935,000	4,841,906
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (a)	31,295,000	30,417,532
Genesis Energy LP
6.25%, due 5/15/26	13,670,000	13,028,068
7.75%, due 2/1/28	26,315,000	24,778,583
8.00%, due 1/15/27	33,484,000	32,153,071
8.875%, due 4/15/30	1,340,000	1,295,386
Harvest Midstream I LP
7.50%, due 9/1/28 (a)	26,675,000	25,275,974
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	2,500,000	2,139,190
5.625%, due 2/15/26	1,000,000	968,439
Holly Energy Partners LP (a)
5.00%, due 2/1/28	9,870,000	9,136,511
6.375%, due 4/15/27	10,625,000	10,285,934
ITT Holdings LLC
6.50%, due 8/1/29 (a)	22,620,000	18,915,975
MPLX LP
4.875%, due 12/1/24	7,500,000	7,398,760
New Fortress Energy, Inc.
6.50%, due 9/30/26 (a)	12,930,000	11,581,360
NuStar Logistics LP
5.75%, due 10/1/25	3,000,000	2,903,360
6.00%, due 6/1/26	15,000,000	14,472,905
Plains All American Pipeline LP
Series B
9.736% (3 Month SOFR + 4.372%), due 11/15/71 (b)(d)(e)	45,303,000	42,571,827
Rockies Express Pipeline LLC
4.80%, due 5/15/30 (a)	10,270,000	8,633,500
Summit Midstream Holdings LLC
9.00%, due 10/15/26 (a)(j)	24,525,000	23,544,000
	Principal Amount	Value

Pipelines (continued)
Tallgrass Energy Partners LP (a)
5.50%, due 1/15/28	$ 5,000,000	$ 4,380,252
6.00%, due 3/1/27	19,000,000	17,383,016
7.50%, due 10/1/25	8,500,000	8,373,783
TransMontaigne Partners LP
6.125%, due 2/15/26	26,447,000	22,546,067
Venture Global LNG, Inc. (a)
8.125%, due 6/1/28	26,310,000	25,542,302
9.50%, due 2/1/29	19,350,000	19,658,438
Western Midstream Operating LP
4.65%, due 7/1/26	5,000,000	4,780,517
4.75%, due 8/15/28	12,000,000	11,162,807
5.25%, due 2/1/50 (j)	3,000,000	2,216,880
		482,610,071
Real Estate 0.3%
Howard Hughes Corp. (The) (a)
4.125%, due 2/1/29	4,000,000	3,210,000
4.375%, due 2/1/31	4,500,000	3,425,381
Newmark Group, Inc.
6.125%, due 11/15/23	23,409,000	23,350,478
		29,985,859
Real Estate Investment Trusts 2.3%
CTR Partnership LP
3.875%, due 6/30/28 (a)	12,425,000	10,438,682
GLP Capital LP
5.25%, due 6/1/25	10,000,000	9,753,943
5.30%, due 1/15/29	14,080,000	12,860,866
5.375%, due 4/15/26	5,620,000	5,386,219
MPT Operating Partnership LP
4.625%, due 8/1/29	15,240,000	10,551,131
5.00%, due 10/15/27	37,735,000	29,133,175
5.25%, due 8/1/26	11,000,000	9,471,144
RHP Hotel Properties LP
4.50%, due 2/15/29 (a)	8,305,000	7,069,133
4.75%, due 10/15/27	28,050,000	25,486,230
7.25%, due 7/15/28 (a)	8,660,000	8,394,646
VICI Properties LP (a)
3.875%, due 2/15/29	13,475,000	11,439,346
4.625%, due 6/15/25	13,000,000	12,486,240
5.625%, due 5/1/24	52,060,000	51,703,066
5.75%, due 2/1/27	26,800,000	25,647,966
		229,821,787
Retail 5.3%
1011778 B.C. Unlimited Liability Co. (a)
3.875%, due 1/15/28	22,685,000	20,253,111
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
1011778 B.C. Unlimited Liability Co. (a) (continued)
4.00%, due 10/15/30	$ 55,052,000	$ 45,088,816
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	23,137,000	20,500,770
4.625%, due 11/15/29 (a)	13,005,000	11,000,821
4.75%, due 3/1/30	17,525,000	14,871,697
5.00%, due 2/15/32 (a)	9,910,000	8,037,614
CEC Entertainment LLC
6.75%, due 5/1/26 (a)	19,390,000	18,108,918
Dave & Buster's, Inc.
7.625%, due 11/1/25 (a)	7,500,000	7,443,750
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (a)	16,000,000	13,771,958
Ken Garff Automotive LLC
4.875%, due 9/15/28 (a)	26,535,000	22,440,770
KFC Holding Co.
4.75%, due 6/1/27 (a)	18,287,000	17,282,129
LCM Investments Holdings II LLC (a)
4.875%, due 5/1/29	51,000,000	42,736,858
8.25%, due 8/1/31	11,300,000	10,750,558
Murphy Oil USA, Inc.
4.75%, due 9/15/29	7,500,000	6,640,266
5.625%, due 5/1/27	10,417,000	10,068,760
NMG Holding Co., Inc.
7.125%, due 4/1/26 (a)	85,205,000	79,701,958
Papa John's International, Inc.
3.875%, due 9/15/29 (a)	18,284,000	15,001,241
Patrick Industries, Inc. (a)
4.75%, due 5/1/29	5,000,000	4,057,424
7.50%, due 10/15/27	21,040,000	20,040,600
Sonic Automotive, Inc. (a)
4.625%, due 11/15/29	10,000,000	8,324,546
4.875%, due 11/15/31	10,795,000	8,596,349
Yum! Brands, Inc.
3.625%, due 3/15/31	40,870,000	33,187,351
4.625%, due 1/31/32	40,600,000	34,594,351
4.75%, due 1/15/30 (a)	32,185,000	28,651,409
5.375%, due 4/1/32	30,000,000	26,967,281
		528,119,306
Software 3.8%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (a)	13,784,000	13,194,915
Camelot Finance SA
4.50%, due 11/1/26 (a)	19,590,000	18,108,786
	Principal Amount	Value

Software (continued)
Central Parent LLC
8.00%, due 6/15/29 (a)	$ 7,500,000	$ 7,407,995
Central Parent, Inc.
7.25%, due 6/15/29 (a)	12,750,000	12,248,771
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	31,609,000	27,139,579
4.875%, due 7/1/29	63,726,000	53,745,559
Fair Isaac Corp.
5.25%, due 5/15/26 (a)	11,250,000	10,825,988
MSCI, Inc. (a)
3.25%, due 8/15/33	12,095,000	8,948,834
3.625%, due 9/1/30	26,600,000	22,010,979
3.875%, due 2/15/31	36,500,000	30,127,001
4.00%, due 11/15/29	31,330,000	26,970,080
Open Text Corp. (a)
3.875%, due 2/15/28	20,685,000	17,976,813
3.875%, due 12/1/29	13,000,000	10,631,150
6.90%, due 12/1/27	11,340,000	11,283,809
Open Text Holdings, Inc.
4.125%, due 2/15/30 (a)	31,547,000	26,139,813
PTC, Inc. (a)
3.625%, due 2/15/25	9,000,000	8,675,708
4.00%, due 2/15/28	36,369,000	32,247,581
SS&C Technologies, Inc.
5.50%, due 9/30/27 (a)	24,745,000	23,217,547
Veritas US, Inc.
7.50%, due 9/1/25 (a)	16,665,000	13,642,346
		374,543,254
Telecommunications 2.5%
Connect Finco SARL
6.75%, due 10/1/26 (a)	56,200,000	52,408,533
Frontier Communications Holdings LLC (a)
5.00%, due 5/1/28	4,000,000	3,453,562
8.625%, due 3/15/31	12,140,000	11,414,077
Hughes Satellite Systems Corp.
6.625%, due 8/1/26	7,100,000	6,017,092
Sprint Capital Corp.
6.875%, due 11/15/28	104,520,000	107,193,203
T-Mobile USA, Inc.
2.875%, due 2/15/31	7,275,000	5,793,063
4.75%, due 2/1/28	32,555,000	30,971,671
5.375%, due 4/15/27	33,000,000	32,462,800
		249,714,001
Toys, Games & Hobbies 0.2%
Mattel, Inc.
5.875%, due 12/15/27 (a)	17,165,000	16,456,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Transportation 0.9%
Forward Air Corp.
9.50%, due 10/15/31 (a)	$ 18,500,000	$ 18,037,500
RXO, Inc.
7.50%, due 11/15/27 (a)	4,000,000	3,998,920
Seaspan Corp.
5.50%, due 8/1/29 (a)	24,865,000	19,075,433
Watco Cos. LLC
6.50%, due 6/15/27 (a)	51,995,000	48,445,006
		89,556,859
Total Corporate Bonds (Cost $9,242,778,385)		8,456,290,294
Loan Assignments 5.5%
Automobile 0.3%
Dealer Tire Financial LLC
Term Loan B2
9.824% (1 Month SOFR + 4.50%), due 12/14/27 (d)	10,917,500	10,903,853
Tenneco, Inc.
First Lien Term Loan B 10.476% - 10.49%
(3 Month SOFR + 5.00%), due 11/17/28 (d)	21,550,000	17,883,138
		28,786,991
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
8.689% (1 Month SOFR + 3.25%), due 10/22/25 (d)	10,714,378	10,666,389
Capital Equipment 0.1%
DexKo Global, Inc.
First Lien 2023 Incremental Term Loan
9.64% (3 Month SOFR + 4.25%), due 10/4/28 (d)	8,000,000	7,707,504
Cargo Transport 0.2%
Forward Air Corp.-Cov-Lite
Senior Secured Term Loan B
TBD, due 9/20/30	24,000,000	23,160,000
	Principal Amount	Value

Chemicals, Plastics & Rubber 0.2%
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.939% (1 Month SOFR + 3.50%), due 5/5/28 (d)	$ 23,556,388	$ 23,546,565
Electronics 0.1%
Camelot U.S. Acquisition LLC (d)
Initial Term Loan
8.439% (1 Month SOFR + 3.00%), due 10/30/26	4,055,174	4,047,931
Amendment No. 2 Incremental Term Loan
8.439% (1 Month SOFR + 3.00%), due 10/30/26	4,122,187	4,114,092
		8,162,023
Energy (Electricity) 0.1%
Talen Energy Supply LLC (d)
Initial Term Loan B
9.876% (3 Month SOFR + 4.50%), due 5/17/30	5,950,800	5,942,124
Initial Term Loan C
9.876% (3 Month SOFR + 4.50%), due 5/17/30	4,834,286	4,827,237
		10,769,361
Finance 0.3%
Aretec Group, Inc.
Term Loan B1
9.924% (1 Month SOFR + 4.50%), due 8/9/30 (d)	15,461,250	14,995,001
RealTruck Group, Inc.
Initial Term Loan
9.189% (1 Month SOFR + 3.75%), due 1/31/28 (d)	19,120,146	18,173,106
		33,168,107
Healthcare, Education & Childcare 0.4%
Endo Luxembourg Finance Co. I SARL
2021 Term Loan
14.50% (1 Month LIBOR + 6.00%), due 3/27/28 (d)	27,200,000	18,156,000
LifePoint Health, Inc.
2023 Refinancing Term Loan
11.168% (3 Month SOFR + 5.50%), due 11/16/28 (d)	17,000,000	16,864,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Organon & Co.
Dollar Term Loan
8.45% (1 Month SOFR + 3.00%), due 6/2/28 (d)	$ 9,322,500	$ 9,275,888
		44,295,888
High Tech Industries 0.2%
Open Text Corp.
2023 Replacement Term Loan
8.174% (1 Month SOFR + 2.75%), due 1/31/30 (d)	19,917,380	19,906,704
Insurance 0.2%
USI, Inc.
2022 Incremental Term Loan
9.14% (3 Month SOFR + 3.75%), due 11/22/29 (d)	16,830,000	16,790,550
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Carnival Corp.
Initial Advance Term Loan
8.336% (1 Month SOFR + 3.00%), due 8/9/27 (d)	9,975,000	9,775,500
NASCAR Holdings LLC
Initial Term Loan
7.939% (1 Month SOFR + 2.50%), due 10/19/26 (d)	1,770,851	1,773,803
		11,549,303
Manufacturing 0.1%
Adient U.S. LLC
Term Loan B1
8.689% (1 Month SOFR + 3.25%), due 4/10/28 (d)	6,443,411	6,435,356
Media 0.4%
DIRECTV Financing LLC
Closing Date Term Loan
10.439% (1 Month SOFR + 5.00%), due 8/2/27 (d)	40,915,410	39,742,733
Oil & Gas 0.7%
GIP III Stetson I LP
Term Loan
TBD, due 10/5/28	12,500,000	12,402,350
	Principal Amount	Value

Oil & Gas (continued)
New Fortress Energy, Inc.
Initial Term Loan
10.39% (3 Month SOFR + 5.00%), due 10/30/28 (d)	$ 24,750,000	$ 22,770,000
PetroQuest Energy LLC (b)(f)
Term Loan
15.00% (12.07% PIK), due 11/8/23 (c)	23,688,589	18,240,213
2020 Term Loan
15.00% (15.00% PIK) (1 Month LIBOR + 6.50%), due 9/19/26 (c)(d)	2,448,984	2,448,984
Term Loan
15.00% (1 Month LIBOR + 6.50%), due 1/1/28 (d)	3,188,388	3,188,388
TransMontaigne Operating Co. LP
Tranche Term Loan B 8.939% - 8.941%
(1 Month SOFR + 3.50%), due 11/17/28 (d)	16,000,933	15,793,417
		74,843,352
Retail 0.9%
Great Outdoors Group LLC
Term Loan B2
9.402% (3 Month SOFR + 3.75%), due 3/6/28 (d)	93,337,265	92,462,228
Services: Business 0.3%
Dun & Bradstreet Corp. (The)
Refinancing Term Loan
8.176% (1 Month SOFR + 2.75%), due 2/6/26 (d)	10,971,001	10,955,324
GIP II Blue Holding LP
Initial Term Loan
9.939% (1 Month SOFR + 4.50%), due 9/29/28 (d)	12,586,793	12,580,890
Icon plc (d)
Lux Term Loan
7.902% (3 Month SOFR + 2.25%), due 7/3/28	2,480,735	2,481,045
U.S. Term Loan
7.902% (3 Month SOFR + 2.25%), due 7/3/28	618,077	618,154
		26,635,413

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Loan Assignments (continued)
Software 0.3%
Cloud Software Group, Inc.
First Lien Term Loan A
9.99% (3 Month SOFR + 4.50%), due 9/29/28 (d)	$ 26,848,580	$ 25,422,249
Utilities 0.5%
PG&E Corp.
Term Loan
8.439% (1 Month SOFR + 3.00%), due 6/23/25 (d)	48,042,727	47,922,621
Total Loan Assignments (Cost $557,136,592)		551,973,337
Total Long-Term Bonds (Cost $9,906,664,119)		9,134,834,011

	Shares

Common Stocks 2.2%
Consumer Staples Distribution & Retail 0.0% ‡
ASG warrant Corp. (b)(f)(k)	12,502	—
Distributors 0.0% ‡
ATD New Holdings, Inc. (k)	142,545	4,846,530
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (b)(f)(k)	38,880	389
Electrical Equipment 0.1%
Energy Technologies, Inc. (b)(f)(k)	16,724	5,652,712
Energy Equipment & Services 0.1%
Forum Energy Technologies, Inc. (k)(l)	617,274	13,438,055
Nine Energy Service, Inc. (k)	148,500	522,720
		13,960,775
Independent Power and Renewable Electricity Producers 0.3%
GenOn Energy, Inc. (h)	386,241	29,547,436
Metals & Mining 0.1%
Franco-Nevada Corp.	65,000	7,900,750
	Shares	Value

Oil, Gas & Consumable Fuels 1.6%
Chord Energy Corp.	85,742	$ 14,174,867
Gulfport Energy Corp. (k)	892,103	110,272,852
PetroQuest Energy, Inc. (b)(f)(k)	284,709	—
Talos Energy, Inc. (k)	2,074,193	32,149,992
		156,597,711
Total Common Stocks (Cost $236,743,383)		218,506,303
Preferred Stock 0.3%
Electrical Equipment 0.3%
Energy Technologies Ltd. (b)(f)(k)	37,258	28,874,950
Total Preferred Stock (Cost $35,514,837)		28,874,950
Exchange-Traded Funds 0.4%
iShares Gold Trust (k)	929,500	34,939,905
SPDR Gold Shares (k)	55,336	10,186,804
Total Exchange-Traded Funds (Cost $33,598,418)		45,126,709

	Number of Warrants

Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings, Inc. (f)(k)
Expires 11/19/26	169,236	—
Expires 11/19/28	178,143	—
		—
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (k)	36,093	643,899
Total Warrants (Cost $32,627,513)		643,899
Total Investments (Cost $10,245,148,270)	94.6%	9,427,985,872
Other Assets, Less Liabilities	5.4	534,603,383
Net Assets	100.0%	$ 9,962,589,255

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $202,467,542, which represented 2.0% of the Fund’s net assets. (Unaudited)
(c)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 5)
(i)	Issue in default.
(j)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
(k)	Non-income producing security.
(l)	As of October 31, 2023, the Fund’s ownership exceeds 5% of the outstanding shares of the company.
Abbreviation(s):
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 126,570,380	$ —	$ 126,570,380
Corporate Bonds	—	8,438,242,294	18,048,000	8,456,290,294
Loan Assignments	—	528,095,752	23,877,585	551,973,337
Total Long-Term Bonds	—	9,092,908,426	41,925,585	9,134,834,011
Common Stocks	178,459,236	34,393,966	5,653,101	218,506,303
Preferred Stock	—	—	28,874,950	28,874,950
Exchange-Traded Funds	45,126,709	—	—	45,126,709
Warrants	643,899	—	—	643,899
Total Investments in Securities	$ 224,229,844	$ 9,127,302,392	$ 76,453,636	$ 9,427,985,872

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Corporate Bond Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $10,245,148,270)	$ 9,427,985,872
Cash	487,973,172
Due from custodian	372,469
Receivables:
Interest	151,292,869
Investment securities sold	43,497,983
Fund shares sold	14,595,546
Other assets	2,257,578
Total assets	10,127,975,489
Liabilities
Payables:
Investment securities purchased	112,560,032
Fund shares redeemed	41,893,347
Manager (See Note 3)	4,591,561
Transfer agent (See Note 3)	1,754,117
NYLIFE Distributors (See Note 3)	732,717
Shareholder communication	511,698
Professional fees	148,651
Custodian	42,524
Accrued expenses	17,538
Distributions payable	3,134,049
Total liabilities	165,386,234
Net assets	$ 9,962,589,255
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 20,320,093
Additional paid-in-capital	11,270,010,175
11,290,330,268
Total distributable earnings (loss)	(1,327,741,013)
Net assets	$ 9,962,589,255
Class A
Net assets applicable to outstanding shares	$2,876,676,576
Shares of beneficial interest outstanding	586,159,003
Net asset value per share outstanding	$ 4.91
Maximum sales charge (4.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 5.14
Investor Class
Net assets applicable to outstanding shares	$ 111,540,539
Shares of beneficial interest outstanding	22,560,860
Net asset value per share outstanding	$ 4.94
Maximum sales charge (4.00% of offering price)	0.21
Maximum offering price per share outstanding	$ 5.15
Class B
Net assets applicable to outstanding shares	$ 7,690,195
Shares of beneficial interest outstanding	1,574,815
Net asset value and offering price per share outstanding	$ 4.88
Class C
Net assets applicable to outstanding shares	$ 98,728,929
Shares of beneficial interest outstanding	20,198,550
Net asset value and offering price per share outstanding	$ 4.89
Class I
Net assets applicable to outstanding shares	$3,001,067,203
Shares of beneficial interest outstanding	611,323,098
Net asset value and offering price per share outstanding	$ 4.91
Class R1
Net assets applicable to outstanding shares	$ 47,657
Shares of beneficial interest outstanding	9,731
Net asset value and offering price per share outstanding	$ 4.90
Class R2
Net assets applicable to outstanding shares	$ 6,547,701
Shares of beneficial interest outstanding	1,333,496
Net asset value and offering price per share outstanding	$ 4.91
Class R3
Net assets applicable to outstanding shares	$ 3,913,206
Shares of beneficial interest outstanding	798,190
Net asset value and offering price per share outstanding	$ 4.90
Class R6
Net assets applicable to outstanding shares	$3,856,329,974
Shares of beneficial interest outstanding	788,041,971
Net asset value and offering price per share outstanding	$ 4.89
SIMPLE Class
Net assets applicable to outstanding shares	$ 47,275
Shares of beneficial interest outstanding	9,559
Net asset value and offering price per share outstanding	$ 4.95

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 632,454,627
Dividends (net of foreign tax withholding of $32,485)	7,585,553
Other	21,897,383
Total income	661,937,563
Expenses
Manager (See Note 3)	55,263,600
Transfer agent (See Note 3)	10,468,151
Distribution/Service—Class A (See Note 3)	7,564,987
Distribution/Service—Investor Class (See Note 3)	290,639
Distribution/Service—Class B (See Note 3)	101,353
Distribution/Service—Class C (See Note 3)	1,180,886
Distribution/Service—Class R2 (See Note 3)	16,718
Distribution/Service—Class R3 (See Note 3)	19,499
Distribution/Service—SIMPLE Class (See Note 3)	210
Professional fees	797,738
Shareholder communication	276,123
Registration	268,931
Trustees	262,675
Custodian	123,113
Shareholder service (See Note 3)	10,633
Miscellaneous	248,754
Total expenses before waiver/reimbursement	76,894,010
Reimbursement from prior custodian(a)	(19,662)
Net expenses	76,874,348
Net investment income (loss)	585,063,215
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(220,955,580)
Net change in unrealized appreciation (depreciation) on investments	273,111,406
Net realized and unrealized gain (loss)	52,155,826
Net increase (decrease) in net assets resulting from operations	$ 637,219,041

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Corporate Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 585,063,215	$ 529,759,959
Net realized gain (loss)	(220,955,580)	(2,040,502)
Net change in unrealized appreciation (depreciation)	273,111,406	(1,544,808,534)
Net increase (decrease) in net assets resulting from operations	637,219,041	(1,017,089,077)
Distributions to shareholders:
Class A	(166,062,742)	(159,359,781)
Investor Class	(6,127,715)	(5,731,011)
Class B	(452,654)	(728,522)
Class C	(5,318,208)	(6,351,592)
Class I	(180,925,819)	(179,733,684)
Class R1	(2,626)	(2,576)
Class R2	(360,077)	(372,409)
Class R3	(202,281)	(154,687)
Class R6	(224,130,921)	(181,305,286)
SIMPLE Class	(2,223)	(1,390)
	(583,585,266)	(533,740,938)
Distributions to shareholders from return of capital:
Class A	—	(10,959,485)
Investor Class	—	(394,133)
Class B	—	(50,102)
Class C	—	(436,811)
Class I	—	(12,360,639)
Class R1	—	(177)
Class R2	—	(25,611)
Class R3	—	(10,638)
Class R6	—	(12,468,721)
SIMPLE Class	—	(96)
	—	(36,706,413)
Total distributions to shareholders	(583,585,266)	(570,447,351)
Capital share transactions:
Net proceeds from sales of shares	2,378,286,543	3,247,300,040
Net asset value of shares issued to shareholders in reinvestment of distributions	550,045,714	531,741,895
Cost of shares redeemed	(3,136,531,209)	(4,185,037,510)
Increase (decrease) in net assets derived from capital share transactions	(208,198,952)	(405,995,575)
Net increase (decrease) in net assets	(154,565,177)	(1,993,532,003)
Net Assets
Beginning of year	10,117,154,432	12,110,686,435
End of year	$ 9,962,589,255	$10,117,154,432
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.52
Net investment income (loss) (a)	0.28	0.24	0.25	0.29	0.29
Net realized and unrealized gain (loss)	0.03	(0.73)	0.25	(0.17)	0.12
Total from investment operations	0.31	(0.49)	0.50	0.12	0.41
Less distributions:
From net investment income	(0.28)	(0.24)	(0.25)	(0.29)	(0.29)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)
Total distributions	(0.28)	(0.26)	(0.28)	(0.32)	(0.32)
Net asset value at end of year	$ 4.91	$ 4.88	$ 5.63	$ 5.41	$ 5.61
Total investment return (b)	6.31%	(8.88)%	9.37%	2.26%	7.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.52%	4.58%	4.38%	5.35%	5.21%
Net expenses (c)	0.96%	0.95%	0.95%	0.97%	0.99%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000’s)	$ 2,876,677	$ 3,074,182	$ 3,901,512	$ 3,525,782	$ 3,405,587

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.92	$ 5.67	$ 5.45	$ 5.65	$ 5.57
Net investment income (loss) (a)	0.27	0.24	0.24	0.29	0.29
Net realized and unrealized gain (loss)	0.02	(0.73)	0.26	(0.17)	0.11
Total from investment operations	0.29	(0.49)	0.50	0.12	0.40
Less distributions:
From net investment income	(0.27)	(0.24)	(0.25)	(0.29)	(0.29)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)
Total distributions	(0.27)	(0.26)	(0.28)	(0.32)	(0.32)
Net asset value at end of year	$ 4.94	$ 4.92	$ 5.67	$ 5.45	$ 5.65
Total investment return (b)	5.87%	(8.90)%	9.25%	2.24%	7.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.35%	4.45%	4.26%	5.27%	5.15%
Net expenses (c)	1.14%	1.09%	1.08%	1.06%	1.05%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000's)	$ 111,541	$ 116,961	$ 139,214	$ 149,726	$ 162,260

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.86	$ 5.60	$ 5.38	$ 5.58	$ 5.50
Net investment income (loss) (a)	0.23	0.19	0.20	0.25	0.24
Net realized and unrealized gain (loss)	0.02	(0.72)	0.25	(0.18)	0.11
Total from investment operations	0.25	(0.53)	0.45	0.07	0.35
Less distributions:
From net investment income	(0.23)	(0.20)	(0.21)	(0.24)	(0.25)
Return of capital	—	(0.01)	(0.02)	(0.03)	(0.02)
Total distributions	(0.23)	(0.21)	(0.23)	(0.27)	(0.27)
Net asset value at end of year	$ 4.88	$ 4.86	$ 5.60	$ 5.38	$ 5.58
Total investment return (b)	5.12%	(9.61)%	8.52%	1.39%	6.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.58%	3.64%	3.56%	4.55%	4.41%
Net expenses (c)	1.89%	1.84%	1.83%	1.81%	1.80%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000’s)	$ 7,690	$ 13,032	$ 26,622	$ 45,661	$ 63,517

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.86	$ 5.60	$ 5.39	$ 5.59	$ 5.50
Net investment income (loss) (a)	0.23	0.19	0.20	0.25	0.24
Net realized and unrealized gain (loss)	0.03	(0.72)	0.24	(0.18)	0.12
Total from investment operations	0.26	(0.53)	0.44	0.07	0.36
Less distributions:
From net investment income	(0.23)	(0.20)	(0.21)	(0.24)	(0.25)
Return of capital	—	(0.01)	(0.02)	(0.03)	(0.02)
Total distributions	(0.23)	(0.21)	(0.23)	(0.27)	(0.27)
Net asset value at end of year	$ 4.89	$ 4.86	$ 5.60	$ 5.39	$ 5.59
Total investment return (b)	5.34%	(9.62)%	8.31%	1.39%	6.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.59%	3.66%	3.54%	4.54%	4.41%
Net expenses (c)	1.89%	1.84%	1.83%	1.81%	1.80%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000’s)	$ 98,729	$ 133,295	$ 214,696	$ 297,431	$ 373,760

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.53
Net investment income (loss) (a)	0.29	0.25	0.26	0.30	0.30
Net realized and unrealized gain (loss)	0.03	(0.73)	0.26	(0.17)	0.11
Total from investment operations	0.32	(0.48)	0.52	0.13	0.41
Less distributions:
From net investment income	(0.29)	(0.25)	(0.27)	(0.30)	(0.30)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)
Total distributions	(0.29)	(0.27)	(0.30)	(0.33)	(0.33)
Net asset value at end of year	$ 4.91	$ 4.88	$ 5.63	$ 5.41	$ 5.61
Total investment return (b)	6.57%	(8.65)%	9.65%	2.56%	7.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.78%	4.82%	4.62%	5.60%	5.45%
Net expenses (c)	0.71%	0.70%	0.70%	0.72%	0.74%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000’s)	$ 3,001,067	$ 3,159,577	$ 4,116,697	$ 3,509,954	$ 3,451,487

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.87	$ 5.62	$ 5.40	$ 5.60	$ 5.52
Net investment income (loss) (a)	0.28	0.25	0.25	0.30	0.30
Net realized and unrealized gain (loss)	0.03	(0.73)	0.26	(0.17)	0.11
Total from investment operations	0.31	(0.48)	0.51	0.13	0.41
Less distributions:
From net investment income	(0.28)	(0.25)	(0.26)	(0.30)	(0.30)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)
Total distributions	(0.28)	(0.27)	(0.29)	(0.33)	(0.33)
Net asset value at end of year	$ 4.90	$ 4.87	$ 5.62	$ 5.40	$ 5.60
Total investment return (b)	6.48%	(8.77)%	9.55%	2.45%	7.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.69%	4.74%	4.51%	5.52%	5.36%
Net expenses (c)	0.81%	0.80%	0.80%	0.82%	0.84%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000’s)	$ 48	$ 52	$ 62	$ 51	$ 53

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.52
Net investment income (loss) (a)	0.27	0.23	0.24	0.29	0.28
Net realized and unrealized gain (loss)	0.03	(0.73)	0.26	(0.18)	0.12
Total from investment operations	0.30	(0.50)	0.50	0.11	0.40
Less distributions:
From net investment income	(0.27)	(0.23)	(0.25)	(0.28)	(0.29)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.02)
Total distributions	(0.27)	(0.25)	(0.28)	(0.31)	(0.31)
Net asset value at end of year	$ 4.91	$ 4.88	$ 5.63	$ 5.41	$ 5.61
Total investment return (b)	6.19%	(8.98)%	9.28%	2.17%	7.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.42%	4.45%	4.28%	5.26%	5.10%
Net expenses (c)	1.06%	1.05%	1.05%	1.07%	1.09%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000’s)	$ 6,548	$ 6,949	$ 10,640	$ 13,006	$ 13,866

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.88	$ 5.62	$ 5.40	$ 5.60	$ 5.52
Net investment income (loss) (a)	0.26	0.22	0.22	0.27	0.27
Net realized and unrealized gain (loss)	0.02	(0.72)	0.26	(0.17)	0.11
Total from investment operations	0.28	(0.50)	0.48	0.10	0.38
Less distributions:
From net investment income	(0.26)	(0.22)	(0.23)	(0.27)	(0.28)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.02)
Total distributions	(0.26)	(0.24)	(0.26)	(0.30)	(0.30)
Net asset value at end of year	$ 4.90	$ 4.88	$ 5.62	$ 5.40	$ 5.60
Total investment return (b)	5.72%	(9.07)%	9.01%	1.90%	7.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.18%	4.25%	3.98%	4.96%	4.84%
Net expenses (c)	1.31%	1.30%	1.30%	1.32%	1.34%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000’s)	$ 3,913	$ 3,482	$ 3,630	$ 1,924	$ 1,281

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 4.87	$ 5.61	$ 5.40	$ 5.60	$ 5.52
Net investment income (loss) (a)	0.30	0.26	0.27	0.31	0.31
Net realized and unrealized gain (loss)	0.02	(0.72)	0.24	(0.17)	0.11
Total from investment operations	0.32	(0.46)	0.51	0.14	0.42
Less distributions:
From net investment income	(0.30)	(0.26)	(0.27)	(0.31)	(0.31)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)
Total distributions	(0.30)	(0.28)	(0.30)	(0.34)	(0.34)
Net asset value at end of year	$ 4.89	$ 4.87	$ 5.61	$ 5.40	$ 5.60
Total investment return (b)	6.54%	(8.36)%	9.64%	2.70%	7.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.93%	4.98%	4.79%	5.65%	5.60%
Net expenses (c)	0.56%	0.57%	0.57%	0.58%	0.58%
Portfolio turnover rate	20%	16%	40%	38%	30%
Net assets at end of year (in 000’s)	$ 3,856,330	$ 3,609,591	$ 3,697,586	$ 4,420,424	$ 2,180,977

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 4.92	$ 5.67	$ 5.45	$ 5.54
Net investment income (loss)	0.27(a)	0.22(a)	0.23(a)	0.04
Net realized and unrealized gain (loss)	0.02	(0.73)	0.25	(0.08)
Total from investment operations	0.29	(0.51)	0.48	(0.04)
Less distributions:
From net investment income	(0.26)	(0.22)	(0.23)	(0.05)
Return of capital	—	(0.02)	(0.03)	(0.00)‡
Total distributions	(0.26)	(0.24)	(0.26)	(0.05)
Net asset value at end of period	$ 4.95	$ 4.92	$ 5.67	$ 5.45
Total investment return (b)	6.00%	(9.14)%	8.98%	(0.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.30%	4.23%	4.00%	4.74%††
Net expenses (c)	1.21%	1.34%	1.33%	1.30%††
Portfolio turnover rate	20%	16%	40%	38%
Net assets at end of period (in 000’s)	$ 47	$ 32	$ 27	$ 25

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Corporate Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R1*	June 29, 2012
Class R2	May 1, 2008
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020

*	As of October 31, 2023, Class R1 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1 shares are closed to additional investments by existing shareholders. Additionally, Class R1 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.
Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund's investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R1 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund

33

Notes to Financial Statements (continued)
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any

34	MainStay MacKay High Yield Corporate Bond Fund

restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds  (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at
35

Notes to Financial Statements (continued)
any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

36	MainStay MacKay High Yield Corporate Bond Fund

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2023, the Fund did not hold any unfunded commitments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of October 31, 2023 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or
37

Notes to Financial Statements (continued)
instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from
$5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2023, the effective management fee rate was 0.54%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $55,263,600 and paid the Subadvisor in the amount of $27,108,365.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a

38	MainStay MacKay High Yield Corporate Bond Fund

service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 46
Class R2	6,687
Class R3	3,900
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $314,285 and $17,446, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $47,946, $387 and $4,073, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February
28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$4,648,550	$—
Investor Class	383,181	—
Class B	33,463	—
Class C	389,671	—
Class I	4,846,408	—
Class R1	71	—
Class R2	10,248	—
Class R3	6,010	—
Class R6	150,487	—
SIMPLE Class	62	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$10,387,715	0.3%
Class R1	41,160	86.4
SIMPLE Class	25,915	54.8
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$10,221,181,273	$157,661,804	$(950,857,205)	$(793,195,401)
39

Notes to Financial Statements (continued)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,073,942	$(537,451,087)	$(3,134,049)	$(793,229,819)	$(1,327,741,013)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $537,451,087, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$40,757	$496,694
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$583,585,266	$533,740,938
Return of Capital	—	36,706,413
Total	$583,585,266	$570,447,351

Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of October 31, 2023, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/23 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 9,200,000	$ 9,323,706	$ —	0.0%
GenOn Energy, Inc.
Common Stock	12/14/18	386,241	43,250,890	29,547,436	0.3
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 20,000,000	19,932,246	18,048,000	0.2
Total			$ 72,506,842	$ 47,595,436	0.5%

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
40	MainStay MacKay High Yield Corporate Bond Fund

Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $1,931,438 and $2,089,101, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	78,051,343	$ 389,132,502
Shares issued to shareholders in reinvestment of distributions	28,889,335	144,137,090
Shares redeemed	(154,751,687)	(772,065,976)
Net increase (decrease) in shares outstanding before conversion	(47,811,009)	(238,796,384)
Shares converted into Class A (See Note 1)	5,245,041	26,189,256
Shares converted from Class A (See Note 1)	(889,764)	(4,470,861)
Net increase (decrease)	(43,455,732)	$ (217,077,989)
Year ended October 31, 2022:
Shares sold	96,269,574	$ 504,848,483
Shares issued to shareholders in reinvestment of distributions	28,431,851	148,029,559
Shares redeemed	(193,311,873)	(1,015,581,405)
Net increase (decrease) in shares outstanding before conversion	(68,610,448)	(362,703,363)
Shares converted into Class A (See Note 1)	5,071,164	26,422,459
Shares converted from Class A (See Note 1)	(233,056)	(1,222,885)
Net increase (decrease)	(63,772,340)	$ (337,503,789)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,017,985	$ 5,121,893
Shares issued to shareholders in reinvestment of distributions	1,173,564	5,897,791
Shares redeemed	(2,488,238)	(12,514,376)
Net increase (decrease) in shares outstanding before conversion	(296,689)	(1,494,692)
Shares converted into Investor Class (See Note 1)	528,336	2,658,813
Shares converted from Investor Class (See Note 1)	(1,457,838)	(7,322,253)
Net increase (decrease)	(1,226,191)	$ (6,158,132)
Year ended October 31, 2022:
Shares sold	1,314,685	$ 7,006,900
Shares issued to shareholders in reinvestment of distributions	1,121,506	5,871,610
Shares redeemed	(2,565,213)	(13,569,137)
Net increase (decrease) in shares outstanding before conversion	(129,022)	(690,627)
Shares converted into Investor Class (See Note 1)	647,159	3,427,758
Shares converted from Investor Class (See Note 1)	(1,299,262)	(6,923,010)
Net increase (decrease)	(781,125)	$ (4,185,879)

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	21,680	$ 107,706
Shares issued to shareholders in reinvestment of distributions	73,983	367,385
Shares redeemed	(465,849)	(2,310,090)
Net increase (decrease) in shares outstanding before conversion	(370,186)	(1,834,999)
Shares converted from Class B (See Note 1)	(736,809)	(3,657,717)
Net increase (decrease)	(1,106,995)	$ (5,492,716)
Year ended October 31, 2022:
Shares sold	51,684	$ 276,043
Shares issued to shareholders in reinvestment of distributions	128,906	673,604
Shares redeemed	(1,235,556)	(6,393,498)
Net increase (decrease) in shares outstanding before conversion	(1,054,966)	(5,443,851)
Shares converted from Class B (See Note 1)	(1,019,213)	(5,298,623)
Net increase (decrease)	(2,074,179)	$ (10,742,474)

41

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,129,297	$ 5,594,569
Shares issued to shareholders in reinvestment of distributions	1,028,914	5,113,581
Shares redeemed	(7,525,687)	(37,352,570)
Net increase (decrease) in shares outstanding before conversion	(5,367,476)	(26,644,420)
Shares converted from Class C (See Note 1)	(1,842,802)	(9,158,313)
Net increase (decrease)	(7,210,278)	$ (35,802,733)
Year ended October 31, 2022:
Shares sold	1,972,074	$ 10,211,162
Shares issued to shareholders in reinvestment of distributions	1,235,498	6,431,044
Shares redeemed	(12,067,962)	(63,194,114)
Net increase (decrease) in shares outstanding before conversion	(8,860,390)	(46,551,908)
Shares converted from Class C (See Note 1)	(2,062,605)	(10,660,509)
Net increase (decrease)	(10,922,995)	$ (57,212,417)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	188,810,621	$ 943,198,625
Shares issued to shareholders in reinvestment of distributions	34,478,584	172,086,582
Shares redeemed	(259,550,476)	(1,292,981,127)
Net increase (decrease) in shares outstanding before conversion	(36,261,271)	(177,695,920)
Shares converted into Class I (See Note 1)	904,096	4,543,309
Shares converted from Class I (See Note 1)	(274,234)	(1,380,102)
Net increase (decrease)	(35,631,409)	$ (174,532,713)
Year ended October 31, 2022:
Shares sold	287,464,303	$ 1,510,050,594
Shares issued to shareholders in reinvestment of distributions	34,206,122	178,206,439
Shares redeemed	(406,328,774)	(2,107,290,774)
Net increase (decrease) in shares outstanding before conversion	(84,658,349)	(419,033,741)
Shares converted into Class I (See Note 1)	252,101	1,317,383
Shares converted from Class I (See Note 1)	(115,407)	(559,921)
Net increase (decrease)	(84,521,655)	$ (418,276,279)

Class R1	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,055	$ 5,252
Shares issued to shareholders in reinvestment of distributions	518	2,582
Shares redeemed	(2,614)	(12,959)
Net increase (decrease)	(1,041)	$ (5,125)
Year ended October 31, 2022:
Shares sold	2,588	$ 12,727
Shares issued to shareholders in reinvestment of distributions	531	2,753
Shares redeemed	(3,382)	(17,585)
Net increase (decrease)	(263)	$ (2,105)

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	276,469	$ 1,378,905
Shares issued to shareholders in reinvestment of distributions	50,618	252,583
Shares redeemed	(416,278)	(2,086,972)
Net increase (decrease)	(89,191)	$ (455,484)
Year ended October 31, 2022:
Shares sold	313,412	$ 1,646,320
Shares issued to shareholders in reinvestment of distributions	57,136	298,793
Shares redeemed	(831,012)	(4,462,692)
Net increase (decrease) in shares outstanding before conversion	(460,464)	(2,517,579)
Shares converted from Class R2 (See Note 1)	(7,330)	(35,801)
Net increase (decrease)	(467,794)	$ (2,553,380)

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	259,260	$ 1,296,592
Shares issued to shareholders in reinvestment of distributions	37,303	185,998
Shares redeemed	(212,168)	(1,061,437)
Net increase (decrease)	84,395	$ 421,153
Year ended October 31, 2022:
Shares sold	196,243	$ 1,015,558
Shares issued to shareholders in reinvestment of distributions	29,907	155,148
Shares redeemed	(139,286)	(714,740)
Net increase (decrease) in shares outstanding before conversion	86,864	455,966
Shares converted from Class R3 (See Note 1)	(19,036)	(93,846)
Net increase (decrease)	67,828	$ 362,120

42	MainStay MacKay High Yield Corporate Bond Fund

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	207,906,986	$ 1,032,437,690
Shares issued to shareholders in reinvestment of distributions	44,598,388	221,999,899
Shares redeemed	(204,221,976)	(1,016,145,702)
Net increase (decrease) in shares outstanding before conversion	48,283,398	238,291,887
Shares converted into Class R6 (See Note 1)	9,706	49,014
Shares converted from Class R6 (See Note 1)	(1,494,935)	(7,451,146)
Net increase (decrease)	46,798,169	$ 230,889,755
Year ended October 31, 2022:
Shares sold	234,416,558	$ 1,212,223,525
Shares issued to shareholders in reinvestment of distributions	37,129,569	192,071,459
Shares redeemed	(187,677,935)	(973,813,565)
Net increase (decrease) in shares outstanding before conversion	83,868,192	430,481,419
Shares converted into Class R6 (See Note 1)	1,001	5,033
Shares converted from Class R6 (See Note 1)	(1,230,526)	(6,378,038)
Net increase (decrease)	82,638,667	$ 424,108,414

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,520	$ 12,809
Shares issued to shareholders in reinvestment of distributions	442	2,223
Net increase (decrease)	2,962	$ 15,032
Year ended October 31, 2022:
Shares sold	1,542	$ 8,728
Shares issued to shareholders in reinvestment of distributions	285	1,486
Net increase (decrease)	1,827	$ 10,214
Note 11–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
43

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Corporate Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
44	MainStay MacKay High Yield Corporate Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $7,515,198 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 1.28% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
45

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
46	MainStay MacKay High Yield Corporate Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
47

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
48	MainStay MacKay High Yield Corporate Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
49

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013763MS139-23	MSHY11-12/23
(NYLIM) NL212

MainStay MacKay Strategic Bond Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	2/28/1997	0.56%	0.41%	1.24%	1.03%
		Excluding sales charges		5.30	1.34	1.71	1.03
Investor Class Shares[2]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	0.83	0.28	1.17	1.17
		Excluding sales charges		5.03	1.21	1.64	1.17
Class B Shares[3]	Maximum 5.00% CDSC	With sales charges	2/28/1997	-0.68	0.10	0.89	1.92
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		4.32	0.46	0.89	1.92
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	3.33	0.46	0.89	1.92
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.33	0.46	0.89	1.92
Class I Shares	No Sales Charge		1/2/2004	5.64	1.63	1.98	0.78
Class R2 Shares[4]	No Sales Charge		2/28/2014	5.19	1.23	1.42	1.13
Class R3 Shares[4]	No Sales Charge		2/29/2016	4.92	0.97	2.41	1.38
Class R6 Shares	No Sales Charge		2/28/2018	5.68	1.78	1.66	0.65

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
4.	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	0.36%	-0.06%	0.88%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[2]	4.81	1.92	1.35
Morningstar Nontraditional Bond Category Average[3]	3.58	1.41	1.57

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg U.S. Aggregate Bond Index is the Fund's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2.	The Fund has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying a deposit offered rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
3.	The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Strategic Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$989.00	$5.16	$1,020.01	$ 5.24	1.03%
Investor Class Shares	$1,000.00	$986.90	$6.21	$1,018.95	$ 6.31	1.24%
Class B Shares	$1,000.00	$984.20	$9.95	$1,015.17	$10.11	1.99%
Class C Shares	$1,000.00	$983.00	$9.95	$1,015.17	$10.11	1.99%
Class I Shares	$1,000.00	$990.70	$3.51	$1,021.68	$ 3.57	0.70%
Class R2 Shares	$1,000.00	$987.30	$5.66	$1,019.51	$ 5.75	1.13%
Class R3 Shares	$1,000.00	$985.90	$6.96	$1,018.20	$ 7.07	1.39%
Class R6 Shares	$1,000.00	$989.80	$3.26	$1,021.93	$ 3.31	0.65%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	FHLMC STACR REMIC Trust, 6.821%-11.571%, due 8/25/33–1/25/51
2.	GNMA, (zero coupon)-9.674%, due 8/20/49–10/16/63
3.	Connecticut Avenue Securities Trust, 6.971%-14.821%, due 1/25/40–7/25/42
4.	UMBS Pool, 30 Year, 5.50%-6.50%, due 7/1/53–11/1/53
5.	UMBS, 30 Year, 4.00%-6.00%, due 6/1/52–9/1/53
6.	U.S. Treasury Notes, 5.00%, due 10/31/25
7.	Flagship Credit Auto Trust, 1.59%-4.98%, due 3/16/26–3/15/28
8.	FHLMC, (zero coupon)-3.50%, due 1/15/33–8/15/56
9.	BX Trust, 3.605%-9.032%, due 2/15/28–12/9/41
10.	FNMA, (zero coupon)-9.535%, due 3/25/31–3/25/60

8	MainStay MacKay Strategic Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Neil Moriarty III, Michael DePalma, Tom Musmanno, Matt Jacob, Lesya Paisley, CFA, and Shu-Yang Tan, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay Strategic Bond Fund returned 5.64%, outperforming the 0.36% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index, and the 4.81% return of the Fund’s secondary benchmark, the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares also outperformed the 3.58% return of the Morningstar Nontraditional Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective May 9, 2023, Michael DePalma and Tom Musmanno were added as portfolio managers of the Fund, and Stephen R. Cianci was removed. Please see the supplement dated May 9, 2023, for more information.
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Bloomberg U.S. Aggregate Bond Index, the Fund’s performance benefited from overweight exposure to securitized products, high-yield corporates and emerging-markets credit, as well as exposure to high-grade corporates. Performance varied across the ratings spectrum, term structure and asset type. Generally speaking, longer-duration2 assets underperformed shorter-duration assets, lower quality outperformed higher quality within the investment-grade segment of the market, and securitized assets outperformed unsecured credit. Conversely, the Fund’s underweight exposure to Treasury securities detracted from relative returns.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Although volatility was prevalent throughout the reporting period, there was no single event that materially adversely impacted the Fund’s performance or liquidity during the reporting period.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to hedge its duration. The Fund’s shorter duration profile versus the Bloomberg U.S. Aggregate Bond Index was beneficial to relative returns in a rising rate market.
What was the Fund’s duration strategy during the reporting period?
The Fund does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Fund will normally vary from 0 to 7 years. Duration positioning is based on what is most appropriate at a given point in the cycle. Throughout the reporting period, the Fund held a shorter duration than the Bloomberg U.S. Aggregate Index, a position that made a positive contribution to the Fund’s relative performance. (Contributions take weightings and total returns into account.) As of October 31, 2023, the overall duration of the Fund remained in the middle of its allowable range, with an effective duration of 3.59 years relative to 5.90 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund’s relative performance benefited from exposure to securitized products, high-grade and high-yield corporates, and emerging-markets credit. Within the Fund’s investment-grade exposure, the banking, consumer cyclical and energy sectors were among the most significant positive contributors to performance. Conversely, the Fund’s underweight exposure to Treasury securities detracted from relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. We favor utilities exposure due to the defensive and predictable credit nature of these issuers and their ability to perform well, particularly in a recessionary scenario. The Fund also added a position in Charter Communications, based on attractive valuation. As one of the largest cable and telecommunications providers in the United States, we consider Charter a core high-yield holding, with solid fundamentals and relatively non-cyclical operations.
We sold the Fund’s position in Howmet Aerospace for relative value reasons as valuations became full. Although Howmet is a

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

strong high-yield credit rated BB+3 on an improving trajectory, in our opinion, the valuation already fully reflected any potential future improvement. At the time of sale, Howmet traded in line with, or better than, many low-BBB-rated4 investment-grade corporates. We also sold the Fund’s QVC holdings following a periodic credit review of the issuer. We concluded that in light of worsening earnings trends, coupled with our cautious outlook on cyclical consumer spending, a stress event may materialize for the issuer in 2024, and likely in 2025.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to residential mortgages securities. During the same period, the Fund reduced its exposure to agency mortgages, commercial mortgage-backed securities, high yield corporates and emerging-markets credit.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the Fund held overweight exposure to high-yield corporate bonds and securitized assets. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
3.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
4.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Strategic Bond Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 95.7%
Asset-Backed Securities 15.5%
Automobile Asset-Backed Securities 10.5%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 1,715,000	$ 1,654,020
Series 2021-4, Class D
1.82%, due 2/14/28	1,520,000	1,442,146
Series 2022-1, Class D
2.46%, due 3/13/28	3,050,000	2,893,570
Series 2021-2, Class E
2.54%, due 7/13/27	2,400,000	2,281,799
Series 2020-2, Class C
3.88%, due 4/13/26	239,500	239,299
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	1,135,000	1,001,379
Series 2023-3A, Class A
5.44%, due 2/22/28	1,415,000	1,377,959
CPS Auto Receivables Trust (a)
Series 2021-A, Class E
2.53%, due 3/15/28	3,000,000	2,823,262
Series 2021-C, Class E
3.21%, due 9/15/28	2,820,000	2,611,111
Series 2020-C, Class E
4.22%, due 5/17/27	2,215,000	2,148,222
Series 2019-C, Class E
4.30%, due 7/15/25	728,648	725,180
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,890,000	1,770,101
Series 2021-1, Class D
1.45%, due 1/16/29	3,065,000	2,910,051
DT Auto Owner Trust (a)
Series 2021-4A, Class D
1.99%, due 9/15/27	1,385,000	1,265,175
Series 2021-3A, Class E
2.65%, due 9/15/28	920,000	838,279
Series 2020-3A, Class E
3.62%, due 10/15/27	2,295,000	2,191,229
Exeter Automobile Receivables Trust
Series 2021-2A, Class D
1.40%, due 4/15/27	1,605,000	1,492,965
Series 2021-3A, Class D
1.55%, due 6/15/27	2,710,000	2,483,640
Series 2021-1A, Class E
2.21%, due 2/15/28 (a)	1,565,000	1,427,671
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	3,790,000	3,395,704
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Flagship Credit Auto Trust (a)
Series 2021-2, Class D
1.59%, due 6/15/27	$ 1,190,000	$ 1,065,096
Series 2021-3, Class D
1.65%, due 9/15/27	1,537,000	1,362,476
Series 2021-4, Class C
1.96%, due 12/15/27	1,240,000	1,154,772
Series 2021-4, Class D
2.26%, due 12/15/27	3,507,000	3,139,553
Series 2020-1, Class D
2.48%, due 3/16/26	1,000,000	965,255
Series 2020-1, Class E
3.52%, due 6/15/27	2,590,000	2,385,729
Series 2022-1, Class D
3.64%, due 3/15/28	720,000	656,724
Series 2019-2, Class E
4.52%, due 12/15/26	1,315,000	1,270,224
Series 2020-3, Class E
4.98%, due 12/15/27	1,090,000	1,006,569
Ford Credit Auto Owner Trust
Series 2023-2, Class B
5.92%, due 2/15/36 (a)	1,618,000	1,569,928
GLS Auto Receivables Issuer Trust (a)
Series 2021-3A, Class D
1.48%, due 7/15/27	2,635,000	2,409,631
Series 2021-4A, Class D
2.48%, due 10/15/27	1,650,000	1,520,316
Series 2021-2A, Class E
2.87%, due 5/15/28	2,340,000	2,136,295
Series 2021-1A, Class E
3.14%, due 1/18/28	1,080,000	1,016,548
Series 2021-3A, Class E
3.20%, due 10/16/28	2,485,000	2,259,121
Series 2020-1A, Class D
3.68%, due 11/16/26	1,070,000	1,041,336
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class C
2.52%, due 12/27/27	3,285,000	2,847,565
Series 2021-2A, Class D
4.34%, due 12/27/27	2,450,000	2,122,338
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	870,000	827,711
Santander Drive Auto Receivables Trust
Series 2021-3, Class D
1.33%, due 9/15/27	550,000	518,053
Series 2021-4, Class D
1.67%, due 10/15/27	2,385,000	2,212,434

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Automobile Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2022-2, Class C
3.76%, due 7/16/29	$ 1,635,000	$ 1,549,195
		72,009,631
Credit Card Asset-Backed Security 0.1%
Golden Credit Card Trust
Series 2021-1A, Class C
1.74%, due 8/15/28 (a)	510,000	447,122
Home Equity Asset-Backed Securities 0.1%
First NLC Trust
Series 2007-1, Class A1
5.509% (1 Month SOFR + 0.184%), due 8/25/37 (a)(b)	232,305	112,649
GSAA Home Equity Trust
Series 2007-8, Class A3
6.339% (1 Month SOFR + 1.014%), due 8/25/37 (b)	29,657	28,620
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
4.285% (1 Month SOFR + 0.214%), due 3/25/47 (b)	80,329	47,207
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
5.539% (1 Month SOFR + 0.214%), due 11/25/36 (b)	66,619	20,524
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
5.549% (1 Month SOFR + 0.224%), due 2/25/37	71,271	21,966
Series 2007-HE7, Class M1
7.439% (1 Month SOFR + 2.114%), due 7/25/37	635,000	446,572
		677,538
Other Asset-Backed Securities 4.8%
American Airlines Pass-Through Trust
Series 2019-1, Class B
3.85%, due 2/15/28	716,624	623,139
Series 2021-1, Class B
3.95%, due 7/11/30	1,110,200	952,738
Series 2016-1, Class A
4.10%, due 1/15/28	850,237	755,102
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	527,771	462,062
	Principal Amount	Value

Other Asset-Backed Securities (continued)
CF Hippolyta Issuer LLC (a) (continued)
Series 2020-1, Class A1
1.69%, due 7/15/60	$ 1,029,872	$ 934,059
Series 2021-1A, Class B1
1.98%, due 3/15/61	3,977,129	3,417,327
Series 2020-1, Class A2
1.99%, due 7/15/60	1,530,495	1,275,386
Series 2020-1, Class B1
2.28%, due 7/15/60	2,122,707	1,873,787
Series 2020-1, Class B2
2.60%, due 7/15/60	2,401,537	1,882,478
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	17,364	17,102
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	1,218,300	920,041
DLLAA LLC
Series 2023-1A, Class A3
5.64%, due 2/22/28 (a)	975,000	965,436
FirstKey Homes Trust
Series 2020-SFR2, Class E
2.668%, due 10/19/37 (a)	1,650,000	1,506,813
Hilton Grand Vacations Trust
Series 2019-AA, Class B
2.54%, due 7/25/33 (a)	853,559	797,487
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	1,699,077	1,493,426
Mosaic Solar Loan Trust
Series 2021-2A, Class B
2.09%, due 4/22/47 (a)	1,582,485	1,137,581
MVW LLC
Series 2021-1WA, Class B
1.44%, due 1/22/41 (a)	978,231	882,601
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	664,462	564,215
Series 2020-GA, Class B
2.50%, due 9/16/69	1,145,000	820,056
Series 2020-HA, Class B
2.78%, due 1/15/69	1,820,000	1,402,114
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,260,000	1,077,479
Series 2021-1, Class B1
2.41%, due 10/20/61	1,350,000	1,124,877

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
PFS Financing Corp.
Series 2022-D, Class B
4.90%, due 8/15/27 (a)	$ 2,360,000	$ 2,277,396
Progress Residential Trust
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	1,340,000	1,184,923
Sierra Timeshare Receivables Funding LLC
Series 2023-2A, Class C
7.30%, due 4/20/40 (a)	780,397	780,829
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,066,012	800,789
Tricon American Homes
Series 2020-SFR1, Class C
2.249%, due 7/17/38 (a)	1,500,000	1,347,117
United Airlines Pass-Through Trust
Series 2023-1, Class A
5.80%, due 1/15/36	865,000	810,599
Series 2020-1, Class A
5.875%, due 10/15/27	986,650	971,396
		33,058,355
Total Asset-Backed Securities (Cost $112,712,846)		106,192,646
Corporate Bonds 31.0%
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40	1,095,000	694,396
BAT International Finance plc
4.448%, due 3/16/28	755,000	695,639
		1,390,035
Airlines 1.1%
American Airlines, Inc. (a)
5.50%, due 4/20/26	916,667	891,411
5.75%, due 4/20/29	2,450,000	2,210,034
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	561,006	545,284
4.75%, due 10/20/28	2,665,000	2,505,051
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,140,000	1,126,181
		7,277,961
Auto Manufacturers 2.0%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	1,005,000	949,031
	Principal Amount	Value

Auto Manufacturers (continued)
Ford Motor Credit Co. LLC (continued)
4.125%, due 8/17/27	$ 1,295,000	$ 1,175,741
6.80%, due 5/12/28 (c)	2,105,000	2,098,985
6.95%, due 3/6/26	1,195,000	1,197,063
7.20%, due 6/10/30	960,000	959,347
General Motors Co.
5.60%, due 10/15/32	625,000	570,710
General Motors Financial Co., Inc.
2.35%, due 1/8/31	1,178,000	877,134
2.70%, due 6/10/31	1,525,000	1,146,838
4.30%, due 4/6/29	1,090,000	968,523
Nissan Motor Acceptance Co. LLC (a)
1.85%, due 9/16/26	3,610,000	3,124,977
7.05%, due 9/15/28	975,000	962,942
		14,031,291
Banks 10.4%
Banco Santander SA
4.175% (1 Year Treasury Constant Maturity Rate + 2.00%), due 3/24/28 (b)	2,400,000	2,197,618
6.921%, due 8/8/33	1,000,000	928,779
Bank of America Corp.
2.087%, due 6/14/29 (d)	1,275,000	1,052,698
3.384%, due 4/2/26 (d)	1,700,000	1,628,858
Series MM
4.30%, due 1/28/25 (d)(e)	1,516,000	1,362,162
8.57%, due 11/15/24	1,645,000	1,677,754
Barclays plc (b)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,380,000	1,626,656
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	1,315,000	1,163,117
BNP Paribas SA (a)
3.052%, due 1/13/31 (d)	1,605,000	1,292,891
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(e)	1,315,000	1,036,949
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)	1,610,000	1,116,492
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(e)	960,000	890,086
BPCE SA (a)
2.045%, due 10/19/27 (d)	2,240,000	1,954,876
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
BPCE SA (a) (continued)
5.125%, due 1/18/28	$ 570,000	$ 543,252
6.714%, due 10/19/29 (d)	665,000	655,625
Citigroup, Inc.
2.52%, due 11/3/32 (d)	2,115,000	1,573,439
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(e)	1,395,000	1,086,167
Series M
6.30%, due 5/15/24 (d)(e)	3,260,000	3,161,268
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(e)	2,370,000	1,754,290
Deutsche Bank AG
3.035%, due 5/28/32 (d)	460,000	342,657
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	3,390,000	2,854,472
Fifth Third Bank NA
3.85%, due 3/15/26	1,400,000	1,289,831
First Horizon Bank
5.75%, due 5/1/30	1,673,000	1,415,954
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (d)	3,260,000	2,859,071
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(e)	980,000	776,469
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)	3,430,000	2,438,021
JPMorgan Chase & Co.
Series HH
4.60%, due 2/1/25 (d)(e)	389,000	362,417
KeyBank NA
4.15%, due 8/8/25	1,585,000	1,474,065
Lloyds Banking Group plc
4.582%, due 12/10/25	1,365,000	1,298,206
4.65%, due 3/24/26	1,985,000	1,879,895
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	995,000	863,720
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(d)	1,490,000	1,101,148
	Principal Amount	Value

Banks (continued)
Morgan Stanley (d)
2.484%, due 9/16/36	$ 2,170,000	$ 1,535,090
2.511%, due 10/20/32	3,225,000	2,412,184
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,145,000	1,897,357
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (e)	2,650,000	1,709,457
5.847% (1 Year Treasury Constant Maturity Rate + 1.35%), due 3/2/27	1,595,000	1,568,298
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (d)	1,315,000	1,271,834
Societe Generale SA (a)(b)(e)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	1,240,000	994,184
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	1,920,000	1,377,036
Synchrony Bank
5.40%, due 8/22/25	1,805,000	1,723,767
UBS Group AG (a)
3.091%, due 5/14/32 (d)	885,000	680,702
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (b)(e)	2,555,000	1,773,818
6.442%, due 8/11/28 (d)	1,325,000	1,311,200
Wells Fargo & Co.
3.35%, due 3/2/33 (d)	2,330,000	1,834,564
3.584%, due 5/22/28 (d)	380,000	345,891
5.557%, due 7/25/34 (d)	275,000	251,733
Series S
5.90% (3 Month LIBOR + 3.11%), due 6/15/24 (b)(e)	3,295,000	3,239,991
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	1,692,000	1,217,051
		70,803,060
Building Materials 0.4%
CEMEX Materials LLC
7.70%, due 7/21/25 (a)	2,490,000	2,512,111

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.8%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	$ 1,255,000	$ 958,035
Braskem Netherlands Finance BV (a)
4.50%, due 1/10/28	1,650,000	1,392,178
8.50%, due 1/12/31	940,000	880,028
Sasol Financing USA LLC
5.875%, due 3/27/24	2,075,000	2,055,018
		5,285,259
Commercial Services 0.3%
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	1,640,000	1,429,536
California Institute of Technology
3.65%, due 9/1/2119	1,118,000	646,573
		2,076,109
Computers 0.4%
Dell International LLC
8.10%, due 7/15/36	879,000	953,316
NCR Voyix Corp.
5.00%, due 10/1/28 (a)	2,339,000	2,019,493
		2,972,809
Diversified Financial Services 3.3%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	1,650,000	1,389,704
Air Lease Corp.
2.30%, due 2/1/25	3,275,000	3,108,933
3.25%, due 3/1/25	4,000,000	3,830,531
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	1,770,000	1,387,941
Ally Financial, Inc.
5.75%, due 11/20/25	3,820,000	3,649,121
8.00%, due 11/1/31	1,890,000	1,844,721
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,125,000	1,871,006
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	1,585,000	1,458,210
Capital One Financial Corp.
6.312%, due 6/8/29 (d)	1,860,000	1,780,900
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,660,000	1,628,096
OneMain Finance Corp.
3.50%, due 1/15/27	1,100,000	929,500
		22,878,663
	Principal Amount	Value

Electric 2.7%
AEP Texas, Inc.
4.70%, due 5/15/32 (c)	$ 1,175,000	$ 1,042,915
American Electric Power Co., Inc.
5.625%, due 3/1/33	1,765,000	1,656,672
Calpine Corp.
5.125%, due 3/15/28 (a)	1,185,000	1,060,494
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(e)	780,000	634,647
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(e)	2,690,000	2,393,997
Ohio Power Co.
Series R
2.90%, due 10/1/51	955,000	533,354
Pacific Gas and Electric Co.
3.50%, due 8/1/50	1,855,000	1,032,329
Sempra
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	2,150,000	1,656,090
Southern California Edison Co.
5.30%, due 3/1/28	905,000	884,786
Virginia Electric and Power Co.
5.70%, due 8/15/53	1,580,000	1,398,403
WEC Energy Group, Inc.
7.739% (3 Month SOFR + 2.374%), due 5/15/67 (b)	5,495,000	4,777,350
Xcel Energy, Inc.
5.45%, due 8/15/33	1,330,000	1,239,241
		18,310,278
Electronics 0.3%
Arrow Electronics, Inc.
6.125%, due 3/1/26	1,760,000	1,746,978
Environmental Control 0.1%
Covanta Holding Corp.
4.875%, due 12/1/29 (a)	950,000	741,000
Food 0.6%
JBS USA LUX SA
5.75%, due 4/1/33	2,140,000	1,890,088
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Minerva Luxembourg SA
8.875%, due 9/13/33 (a)(c)	$ 1,085,000	$ 1,064,873
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	1,520,000	1,149,937
		4,104,898
Gas 0.8%
Brooklyn Union Gas Co. (The)
6.388%, due 9/15/33 (a)	1,325,000	1,265,100
National Fuel Gas Co.
2.95%, due 3/1/31	1,695,000	1,288,477
5.50%, due 10/1/26	1,395,000	1,364,028
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	1,070,000	834,741
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,500,000	844,237
		5,596,583
Household Products & Wares 0.4%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,770,000	2,505,608
Insurance 0.8%
Lincoln National Corp.
7.996% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	3,537,000	2,290,207
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	685,000	685,709
Protective Life Corp.
8.45%, due 10/15/39	2,476,000	2,774,974
		5,750,890
Media 0.2%
CCO Holdings LLC
4.75%, due 3/1/30 (a)	825,000	680,561
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,250,000	907,813
		1,588,374
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
7.361% (3 Month SOFR + 1.997%), due 2/15/42 (a)(b)	2,905,000	2,265,988
	Principal Amount	Value

Oil & Gas 0.1%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)(f)	$ 850,000	$ 658,750
Packaging & Containers 0.3%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	1,240,000	1,183,196
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	840,000	798,000
		1,981,196
Pharmaceuticals 0.3%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	221,000	194,574
4.75%, due 5/9/27	2,345,000	2,129,116
7.875%, due 9/15/29	10,000	9,861
		2,333,551
Pipelines 3.4%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,710,000	1,232,806
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	2,570,000	2,117,365
DCP Midstream Operating LP
3.25%, due 2/15/32	3,090,000	2,429,855
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,715,000	1,444,682
Enbridge, Inc.
5.70%, due 3/8/33	1,250,000	1,168,792
5.969%, due 3/8/26	2,355,000	2,338,593
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(e)	2,520,000	2,282,313
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	750,000	707,194
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	1,540,000	1,160,638
Hess Midstream Operations LP
5.625%, due 2/15/26 (a)	367,000	355,417
Kinder Morgan, Inc.
7.75%, due 1/15/32	2,035,000	2,159,847
MPLX LP
4.00%, due 3/15/28	560,000	513,023
Plains All American Pipeline LP
3.80%, due 9/15/30	1,040,000	876,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	$ 346,000	$ 345,447
Targa Resources Corp.
4.20%, due 2/1/33	725,000	600,925
Venture Global LNG, Inc.
9.875%, due 2/1/32 (a)	1,015,000	1,029,198
Western Midstream Operating LP
5.25%, due 2/1/50 (g)	1,800,000	1,330,128
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,425,000	861,247
		22,953,870
Real Estate Investment Trusts 0.8%
GLP Capital LP
3.35%, due 9/1/24	1,535,000	1,490,812
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	1,686,000	1,468,609
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	3,172,000	2,801,098
		5,760,519
Retail 0.3%
AutoNation, Inc.
4.75%, due 6/1/30	1,116,000	977,477
Nordstrom, Inc.
4.25%, due 8/1/31	1,635,000	1,197,768
		2,175,245
Semiconductors 0.3%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,040,000	1,554,357
3.75%, due 2/15/51	620,000	395,329
		1,949,686
Telecommunications 0.4%
Altice France SA
5.125%, due 7/15/29 (a)	2,405,000	1,646,611
AT&T, Inc.
3.50%, due 9/15/53	1,485,000	874,441
		2,521,052
Total Corporate Bonds (Cost $246,300,376)		212,171,764
Foreign Government Bonds 1.6%
Brazil 0.1%
Brazil Government Bond
3.75%, due 9/12/31	525,000	435,223
	Principal Amount	Value

Chile 0.3%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	$ 2,540,000	$ 1,970,418
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	2,335,000	1,670,520
4.50%, due 1/28/26 (c)	500,000	478,079
		2,148,599
Mexico 0.9%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	2,385,000	1,728,771
4.677%, due 2/9/51	1,855,000	1,102,193
Petroleos Mexicanos
6.50%, due 3/13/27	2,535,000	2,236,125
6.75%, due 9/21/47	1,980,000	1,121,478
		6,188,567
Total Foreign Government Bonds (Cost $14,480,518)		10,742,807
Loan Assignments 0.2%
Diversified/Conglomerate Service 0.2%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
9.424% (1 Month SOFR + 4.00%), due 11/2/27	760,212	711,558
Second Lien Initial Term Loan
14.145% (3 Month SOFR + 8.50%), due 11/2/28	450,000	286,500
		998,058
Total Loan Assignments (Cost $1,199,105)		998,058
Mortgage-Backed Securities 34.5%
Agency (Collateralized Mortgage Obligations) 7.7%
FHLMC
REMIC, Series 4660
(zero coupon), due 1/15/33	1,921,345	1,396,016
REMIC, Series 5326, Class QO
(zero coupon), due 9/25/50	2,495,068	1,630,443
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	3,217,642	32,363
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	$ 2,611,742	$ 23,844
REMIC, Series 5326
(zero coupon), due 8/25/53	778,552	542,021
REMIC, Series 5351, Class EO
(zero coupon), due 10/25/53	3,055,000	2,023,598
REMIC, Series 4839, Class WO
(zero coupon), due 8/15/56	1,037,183	639,899
REMIC, Series 4993, Class KS
0.615% (SOFR 30A + 5.936%), due 7/25/50 (b)(h)	4,724,683	456,812
REMIC, Series 5031, Class IQ
2.50%, due 10/25/50 (h)	1,578,848	212,345
REMIC, Series 5038, Class IB
2.50%, due 10/25/50 (h)	1,032,695	147,502
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (h)	3,922,197	485,537
REMIC, Series 5205, Class KI
3.00%, due 12/25/48 (h)	1,759,874	198,584
REMIC, Series 5152, Class BI
3.00%, due 7/25/50 (h)	3,537,865	593,413
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,319,235	209,768
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,722,168	268,032
REMIC, Series 5155, Class KI
3.00%, due 10/25/51 (h)	4,389,313	610,635
REMIC, Series 5160
3.00%, due 10/25/51 (h)	2,181,285	267,906
REMIC, Series 5167, Class GI
3.00%, due 11/25/51 (h)	4,112,853	637,475
REMIC, Series 5191
3.50%, due 9/25/50 (h)	2,203,434	409,433
REMIC, Series 5036
3.50%, due 11/25/50 (h)	2,591,932	507,131
REMIC, Series 5040
3.50%, due 11/25/50 (h)	1,392,871	223,811
FHLMC, Strips
Series 311
(zero coupon), due 8/15/43	708,164	495,759
Series 311, Class S1
0.515% (SOFR 30A + 5.836%), due 8/15/43 (b)(h)	2,173,019	169,097
Series 389, Class C35
2.00%, due 6/15/52 (h)	3,548,702	430,280
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	$ 8,043,156	$ 14,955
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	1,500,149	624
REMIC, Series 2023-41
(zero coupon), due 9/25/53	1,225,336	856,288
REMIC, Series 2023-45
(zero coupon), due 10/25/53	1,522,585	1,055,413
REMIC, Series 2022-10, Class SA
0.429% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	2,341,046	211,716
REMIC, Series 2021-40, Class SI
0.515% (SOFR 30A + 5.836%), due 9/25/47 (b)(h)	2,825,592	201,892
REMIC, Series 2016-57, Class SN
0.615% (SOFR 30A + 5.936%), due 6/25/46 (b)(h)	2,153,513	158,783
REMIC, Series 2019-32, Class SB
0.615% (SOFR 30A + 5.936%), due 6/25/49 (b)(h)	1,673,477	123,043
REMIC, Series 2020-23, Class PS
0.615% (SOFR 30A + 5.936%), due 2/25/50 (b)(h)	2,617,861	222,656
REMIC, Series 2016-19, Class SD
0.665% (SOFR 30A + 5.986%), due 4/25/46 (b)(h)	4,776,929	267,020
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	1,558,438	220,124
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,900,389	300,352
REMIC, Series 2021-95, Class KI
2.50%, due 4/25/51 (h)	5,488,108	758,698
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	738,588	96,001
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	3,908,911	642,362
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,468,498	490,285
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,504,762	1,227,422
REMIC, Series 2021-81, Class SA
9.365% (SOFR 30A + 2.60%), due 12/25/51 (b)(h)	13,879,561	31,852

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	$ 6,855,198	$ 639,363
REMIC, Series 427, Class C77
2.50%, due 9/25/51	4,455,243	646,588
GNMA
Series 2020-1, Class YS
(zero coupon) (1 Month SOFR + 2.716%), due 1/20/50 (b)(h)	3,634,578	12,369
Series 2020-129, Class SB
(zero coupon) (1 Month SOFR + 3.086%), due 9/20/50 (b)(h)	5,080,111	24,216
Series 2021-97, Class SD
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	11,710,745	37,622
Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	3,888,818	52,065
Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (b)(h)	8,985,960	44,566
Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	12,139,361	4,342
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	6,955,111	13,147
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	47,050,574	68,110
Series 2022-121, Class SG
(zero coupon) (SOFR 30A + 3.97%), due 7/20/52 (b)(h)	9,160,904	98,255
Series 2023-56
(zero coupon), due 7/20/52	2,023,273	1,794,830
Series 2023-66, Class OQ
(zero coupon), due 7/20/52	1,938,459	1,418,939
Series 2023-53
(zero coupon), due 4/20/53	914,486	624,906
Series 2023-80, Class SA
(zero coupon) (SOFR 30A + 5.25%), due 6/20/53 (b)(h)	9,351,782	272,235
Series 2023-101, Class EO
(zero coupon), due 7/20/53	1,334,638	1,055,572
Series 2023-60, Class ES
0.557% (SOFR 30A + 11.20%), due 4/20/53 (b)	2,240,787	1,939,005
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2020-34, Class SC
0.596% (1 Month SOFR + 5.936%), due 3/20/50 (b)(h)	$ 2,188,236	$ 193,650
Series 2020-146, Class SA
0.846% (1 Month SOFR + 6.186%), due 10/20/50 (b)(h)	2,678,346	264,732
Series 2020-167, Class SN
0.846% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	1,399,369	130,039
Series 2021-179, Class SA
0.846% (1 Month SOFR + 6.186%), due 11/20/50 (b)(h)	4,135,421	392,176
Series 2020-189, Class NS
0.846% (1 Month SOFR + 6.186%), due 12/20/50 (b)(h)	4,393,263	447,481
Series 2020-189, Class SU
0.846% (1 Month SOFR + 6.186%), due 12/20/50 (b)(h)	871,055	84,241
Series 2021-46, Class TS
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	2,018,025	198,669
Series 2021-57, Class SA
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	3,187,643	310,500
Series 2021-57, Class SD
0.846% (1 Month SOFR + 6.186%), due 3/20/51 (b)(h)	4,193,944	404,939
Series 2021-96, Class NS
0.846% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	6,018,955	578,828
Series 2021-96, Class SN
0.846% (1 Month SOFR + 6.186%), due 6/20/51 (b)(h)	3,574,304	332,060
Series 2021-122, Class HS
0.846% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	3,337,805	350,802
Series 2022-137, Class S
0.846% (1 Month SOFR + 6.186%), due 7/20/51 (b)(h)	3,586,209	343,604
Series 2021-135, Class GS
0.846% (1 Month SOFR + 6.186%), due 8/20/51 (b)(h)	6,948,402	674,210
Series 2021-96, Class JS
0.896% (1 Month SOFR + 6.236%), due 6/20/51 (b)(h)	3,424,011	282,025
Series 2020-166, Class CA
1.00%, due 11/20/50	2,553,902	1,752,826
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2023-86, Class SE
1.329% (SOFR 30A + 6.65%), due 9/20/50 (b)(h)	$ 2,664,941	$ 283,956
Series 2023-66, Class MP
1.657% (SOFR 30A + 12.30%), due 5/20/53 (b)	2,163,327	1,853,416
Series 2020-146, Class LI
2.00%, due 10/20/50 (h)	6,869,347	744,708
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,280,305	466,575
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,393,037	139,089
Series 2020-176, Class AI
2.00%, due 11/20/50 (h)	8,142,515	793,303
Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	2,120,276	231,274
Series 2020-188
2.00%, due 12/20/50 (h)	3,225,482	325,547
Series 2021-30, Class HI
2.00%, due 2/20/51 (h)	6,262,721	637,875
Series 2021-57, Class AI
2.00%, due 2/20/51 (h)	4,388,360	434,833
Series 2021-49, Class YI
2.00%, due 3/20/51 (h)	643,189	68,086
Series 2021-205, Class GA
2.00%, due 11/20/51	566,044	437,673
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	8,244,938	876,937
Series 2019-159, Class P
2.50%, due 9/20/49	1,085,704	881,698
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	747,072	100,883
Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	2,620,610	337,546
Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	2,428,903	314,240
Series 2021-56, Class FE
2.50% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,188,269	518,302
Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	2,744,192	370,544
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	1,293,555	164,407
Series 2021-137, Class HI
2.50%, due 8/20/51 (h)	2,997,849	409,960
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-149, Class CI
2.50%, due 8/20/51 (h)	$ 3,783,886	$ 488,112
Series 2021-188
2.50%, due 10/20/51 (h)	4,426,106	634,357
Series 2022-83
2.50%, due 11/20/51 (h)	3,368,243	440,325
Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	4,218,943	629,803
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	519,108	76,850
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	911,038	734,590
Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,642,857	291,350
Series 2022-207
3.00%, due 8/20/51 (h)	3,110,482	491,749
Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	4,540,855	689,576
Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	2,947,353	405,260
Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	3,760,617	580,380
Series 2023-63, Class MA
3.50%, due 5/20/50	1,547,901	1,318,669
Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	3,024,010	548,427
Series 2019-136, Class YS
9.674% (1 Month SOFR + 2.716%), due 11/20/49 (b)(h)	638,918	2,005
		52,700,407
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 9.1%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class E
9.462% (1 Month SOFR + 4.127%), due 1/15/39	1,095,000	1,050,602
Series 2022-DKLX, Class F
10.292% (1 Month SOFR + 4.957%), due 1/15/39	1,650,000	1,573,607
Bayview Commercial Asset Trust (a)(b)
Series 2005-3A, Class A1
5.759% (1 Month SOFR + 0.594%), due 11/25/35	620,223	554,970

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bayview Commercial Asset Trust (a)(b) (continued)
Series 2006-4A, Class A1
5.784% (1 Month SOFR + 0.459%), due 12/25/36	$ 7,839	$ 7,147
Series 2007-2A, Class M1
5.809% (1 Month SOFR + 0.484%), due 7/25/37	1,010,574	860,284
BBCMS Mortgage Trust (a)(b)
Series 2018-TALL, Class B
6.503% (1 Month SOFR + 1.168%), due 3/15/37	345,000	299,287
Series 2018-TALL, Class C
6.653% (1 Month SOFR + 1.318%), due 3/15/37	2,455,000	1,970,139
Series 2018-TALL, Class D
6.981% (1 Month SOFR + 1.646%), due 3/15/37	1,150,000	873,410
BX Commercial Mortgage Trust (a)(i)
Series 2020-VIV3, Class B
3.544%, due 3/9/44	1,270,000	1,028,819
Series 2020-VIVA, Class D
3.549%, due 3/11/44	960,000	741,779
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	205,000	170,127
Series 2019-OC11, Class C
3.856%, due 12/9/41	1,145,000	939,708
Series 2019-OC11, Class D
3.944%, due 12/9/41 (i)	865,000	694,285
Series 2019-OC11, Class E
3.944%, due 12/9/41 (i)	1,745,000	1,354,871
Series 2023-LIFE, Class C
5.884%, due 2/15/28	500,000	462,366
Series 2018-GW, Class C
6.852% (1 Month SOFR + 1.517%), due 5/15/35 (b)	940,000	920,515
Series 2021-LBA, Class DV
7.049% (1 Month SOFR + 1.714%), due 2/15/36 (b)	1,004,328	960,307
Series 2021-RISE, Class D
7.198% (1 Month SOFR + 1.864%), due 11/15/36 (b)	2,375,117	2,312,622
Series 2021-ARIA, Class E
7.693% (1 Month SOFR + 2.359%), due 10/15/36 (b)	3,015,000	2,818,576
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2022-PSB, Class C
9.032% (1 Month SOFR + 3.697%), due 8/15/39 (b)	$ 819,336	$ 819,243
BXHPP Trust (a)(b)
Series 2021-FILM, Class B
6.348% (1 Month SOFR + 1.014%), due 8/15/36	140,000	127,755
Series 2021-FILM, Class C
6.548% (1 Month SOFR + 1.214%), due 8/15/36	1,745,000	1,566,475
Series 2021-FILM, Class D
6.948% (1 Month SOFR + 1.614%), due 8/15/36	1,355,000	1,177,417
BXSC Commercial Mortgage Trust
Series 2022-WSS, Class D
8.523% (1 Month SOFR + 3.188%), due 3/15/35 (a)(b)	1,570,000	1,538,534
Citigroup Commercial Mortgage Trust
Series 2015-GC35, Class AS
4.072%, due 11/10/48 (j)	1,165,000	1,057,839
Commercial Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,050,000	886,459
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	1,925,000	1,344,460
DROP Mortgage Trust
Series 2021-FILE, Class A
6.598% (1 Month SOFR + 1.264%), due 10/15/43 (a)(b)	1,700,000	1,579,498
Extended Stay America Trust
Series 2021-ESH, Class D
7.698% (1 Month SOFR + 2.364%), due 7/15/38 (a)(b)	3,585,719	3,522,958
GNMA (h)(i)
Series 2020-177
0.817%, due 6/16/62	5,514,330	315,990
Series 2021-164
0.948%, due 10/16/63	6,035,223	410,542
Series 2021-108
0.967%, due 6/16/61	8,803,271	590,795
Series 2020-168, Class IA
0.978%, due 12/16/62	4,683,972	322,001
Series 2021-47
0.992%, due 3/16/61	10,569,211	722,191
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	$ 2,775,000	$ 2,304,596
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	2,301,000	1,951,621
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2017-C34, Class A4
3.536%, due 11/15/52	995,000	897,365
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
8.685% (SOFR 30A + 3.364%), due 10/25/49	3,227,884	3,108,176
Series 2020-01, Class M10
9.185% (SOFR 30A + 3.864%), due 3/25/50	3,317,025	3,167,980
Series 2019-01, Class B10
10.935% (SOFR 30A + 5.614%), due 10/25/49	1,680,000	1,570,851
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	3,425,000	2,682,020
One Market Plaza Trust
Series 2017-1MKT, Class A
3.614%, due 2/10/32 (a)	2,005,000	1,824,550
ORL Trust (a)(b)
Series 2023-GLKS, Class C
8.985% (1 Month SOFR + 3.651%), due 10/15/28	565,000	562,758
Series 2023-GLKS, Class D
9.636% (1 Month SOFR + 4.301%), due 10/15/28	675,000	672,164
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	895,000	678,867
Series 2021-OVA, Class F
2.851%, due 7/15/41	1,510,000	981,444
SMRT
Series 2022-MINI, Class D
7.285% (1 Month SOFR + 1.95%), due 1/15/39 (a)(b)	2,760,000	2,611,326
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(i)	1,985,000	1,751,980
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	$ 2,175,000	$ 2,060,601
		62,401,877
Whole Loan (Collateralized Mortgage Obligations) 17.7%
Alternative Loan Trust
Series 2005-31, Class 1A1
5.999% (1 Month SOFR + 0.674%), due 8/25/35 (b)	1,620,287	1,374,481
American Home Mortgage Investment Trust
Series 2005-4, Class 3A1
6.039% (1 Month SOFR + 0.714%), due 11/25/45 (b)	1,172,882	790,336
Bayview Commercial Asset Trust
Series 2007-4A, Class A1
6.114% (1 Month SOFR + 0.789%), due 9/25/37 (a)(b)	848,597	759,532
CIM Trust
Series 2021-J2, Class AS
0.21%, due 4/25/51 (a)(h)(j)	47,016,806	499,996
Connecticut Avenue Securities Trust (a)(b)
Series 2021-R03, Class 1M2
6.971% (SOFR 30A + 1.65%), due 12/25/41	2,025,924	1,991,524
Series 2022-R01, Class 1M2
7.221% (SOFR 30A + 1.90%), due 12/25/41	675,000	664,884
Series 2020-R02, Class 2M2
7.435% (SOFR 30A + 2.114%), due 1/25/40	1,116,072	1,117,463
Series 2021-R03, Class 1B1
8.071% (SOFR 30A + 2.75%), due 12/25/41	2,385,000	2,358,693
Series 2021-R01, Class 1B1
8.421% (SOFR 30A + 3.10%), due 10/25/41	4,480,000	4,466,051
Series 2022-R01, Class 1B1
8.471% (SOFR 30A + 3.15%), due 12/25/41	1,875,000	1,869,152
Series 2022-R02, Class 2B1
9.821% (SOFR 30A + 4.50%), due 1/25/42	3,725,000	3,798,842
Series 2021-R03, Class 1B2
10.821% (SOFR 30A + 5.50%), due 12/25/41	1,425,000	1,395,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (a)(b) (continued)
Series 2022-R08, Class 1B1
10.921% (SOFR 30A + 5.60%), due 7/25/42	$ 600,000	$ 643,335
Series 2021-R01, Class 1B2
11.321% (SOFR 30A + 6.00%), due 10/25/41	3,210,000	3,189,937
Series 2022-R01, Class 1B2
11.321% (SOFR 30A + 6.00%), due 12/25/41	1,285,000	1,278,119
Series 2020-SBT1, Class 1B1
12.185% (SOFR 30A + 6.864%), due 2/25/40	2,300,000	2,353,170
Series 2022-R04, Class 1B2
14.821% (SOFR 30A + 9.50%), due 3/25/42	975,000	1,055,382
FHLMC STACR REMIC Trust (a)(b)
Series 2021-DNA6, Class M2
6.821% (SOFR 30A + 1.50%), due 10/25/41	1,041,000	1,025,192
Series 2021-HQA2, Class M2
7.371% (SOFR 30A + 2.05%), due 12/25/33	3,665,000	3,614,455
Series 2021-HQA3, Class M2
7.421% (SOFR 30A + 2.10%), due 9/25/41	2,615,000	2,539,819
Series 2021-HQA4, Class M2
7.671% (SOFR 30A + 2.35%), due 12/25/41	2,275,000	2,203,906
Series 2020-HQA1, Class B1
7.785% (SOFR 30A + 2.464%), due 1/25/50	1,815,000	1,791,728
Series 2022-DNA1, Class M2
7.821% (SOFR 30A + 2.50%), due 1/25/42	1,435,000	1,402,712
Series 2020-DNA2, Class B1
7.935% (SOFR 30A + 2.614%), due 2/25/50	3,015,000	3,030,035
Series 2021-DNA1, Class B1
7.971% (SOFR 30A + 2.65%), due 1/25/51	2,760,000	2,694,481
Series 2021-HQA1, Class B1
8.321% (SOFR 30A + 3.00%), due 8/25/33	4,061,290	4,002,929
Series 2020-DNA6, Class B1
8.321% (SOFR 30A + 3.00%), due 12/25/50	1,805,000	1,811,749
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2021-DNA5, Class B1
8.371% (SOFR 30A + 3.05%), due 1/25/34	$ 3,395,000	$ 3,395,000
Series 2021-HQA2, Class B1
8.471% (SOFR 30A + 3.15%), due 12/25/33	2,955,000	2,918,062
Series 2021-HQA3, Class B1
8.671% (SOFR 30A + 3.35%), due 9/25/41	2,870,000	2,848,475
Series 2021-DNA6, Class B1
8.721% (SOFR 30A + 3.40%), due 10/25/41	4,020,000	4,040,100
Series 2022-DNA1, Class B1
8.721% (SOFR 30A + 3.40%), due 1/25/42	4,470,295	4,425,592
Series 2021-DNA3, Class B1
8.821% (SOFR 30A + 3.50%), due 10/25/33	2,860,000	2,918,975
Series 2021-DNA7, Class B1
8.971% (SOFR 30A + 3.65%), due 11/25/41	3,905,000	3,954,307
Series 2021-HQA4, Class B1
9.071% (SOFR 30A + 3.75%), due 12/25/41	3,435,000	3,415,741
Series 2022-DNA2, Class M2
9.071% (SOFR 30A + 3.75%), due 2/25/42	2,745,000	2,782,744
Series 2022-DNA3, Class M2
9.671% (SOFR 30A + 4.35%), due 4/25/42	675,000	699,995
Series 2020-HQA1, Class B2
10.535% (SOFR 30A + 5.214%), due 1/25/50	2,035,000	2,018,744
Series 2022-HQA3, Class M2
10.671% (SOFR 30A + 5.35%), due 8/25/42	1,590,000	1,679,381
Series 2020-DNA1, Class B2
10.685% (SOFR 30A + 5.364%), due 1/25/50	750,000	757,500
Series 2022-DNA6, Class M2
11.071% (SOFR 30A + 5.75%), due 9/25/42	2,115,000	2,296,721
Series 2021-DNA3, Class B2
11.571% (SOFR 30A + 6.25%), due 10/25/33	1,895,000	1,982,567
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR Trust
Series 2018-HQA2, Class B2
16.435% (SOFR 30A + 11.114%), due 10/25/48 (a)(b)	$ 2,380,000	$ 2,878,951
FHLMC Structured Agency Credit Risk Debt Notes (a)(b)
Series 2021-DNA2, Class B1
8.721% (SOFR 30A + 3.40%), due 8/25/33	1,565,000	1,594,744
Series 2022-HQA2, Class M2
11.321% (SOFR 30A + 6.00%), due 7/25/42	2,755,000	2,979,529
FNMA (b)
Series 2021-R02, Class 2M2
7.321% (SOFR 30A + 2.00%), due 11/25/41 (a)	505,000	495,582
Series 2021-R02, Class 2B1
8.621% (SOFR 30A + 3.30%), due 11/25/41 (a)	1,450,000	1,439,125
Series 2018-C06, Class 2B1
9.535% (SOFR 30A + 4.214%), due 3/25/31	2,015,000	2,185,950
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(j)	348,522	312,504
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
5.879% (1 Month SOFR + 0.554%), due 6/25/37 (b)	350,463	296,849
HarborView Mortgage Loan Trust
Series 2007-3, Class 2A1A
5.848% (1 Month SOFR + 0.514%), due 5/19/47 (b)	1,278,324	1,157,511
MASTR Alternative Loan Trust
Series 2005-6, Class 1A2
5.50%, due 12/25/35	1,176,256	748,151
Series 2005-5, Class 3A1
5.75%, due 8/25/35	1,444,441	712,134
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.325%, due 8/25/59 (i)	2,310,857	1,262,947
Series 2019-4A, Class B6
4.621%, due 12/25/58 (j)	2,355,945	1,290,205
Series 2019-2A, Class B6
4.832%, due 12/25/57 (j)	1,071,429	632,023
OBX Trust
Series 2022-NQM1, Class A1
2.305%, due 11/25/61 (a)(j)	901,694	733,406
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Onslow Bay Mortgage Loan Trust
Series 2021-NQM4, Class A1
1.957%, due 10/25/61 (a)(j)	$ 4,161,185	$ 3,211,518
Sequoia Mortgage Trust (a)
Series 2021-4, Class A1
0.167%, due 6/25/51 (h)(i)	34,526,137	276,599
Series 2018-7, Class B3
4.25%, due 9/25/48 (j)	1,336,226	1,053,570
STACR Trust
Series 2018-HRP2, Class B1
9.635% (SOFR 30A + 4.314%), due 2/25/47 (a)(b)	2,995,000	3,203,601
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
5.848% (12 Month Monthly Treasury Average Index + 1.048%), due 8/25/46 (b)	526,424	411,323
		120,733,929
Total Mortgage-Backed Securities (Cost $246,608,618)		235,836,213
Municipal Bond 0.2%
California 0.2%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	2,760,000	1,642,107
Total Municipal Bond (Cost $2,760,000)		1,642,107
U.S. Government & Federal Agencies 12.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.2%
UMBS Pool, 20 Year
5.00%, due 7/1/43	2,805,768	2,629,638
UMBS Pool, 30 Year
5.50%, due 7/1/53	2,663,954	2,527,618
6.00%, due 9/1/53	4,087,466	3,981,497
6.50%, due 7/1/53	1,306,048	1,298,473
6.50%, due 10/1/53	7,697,868	7,657,685
6.50%, due 11/1/53	10,360,000	10,302,699
		28,397,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.6%
UMBS, 30 Year
4.00%, due 6/1/52	$ 4,172,225	$ 3,608,436
4.00%, due 7/1/52	3,122,002	2,696,046
5.00%, due 11/1/52	8,645,956	7,977,224
5.00%, due 3/1/53	114,426	105,538
5.00%, due 3/1/53	663,445	611,887
5.50%, due 6/1/53	430,630	408,591
5.50%, due 8/1/53	1,253,203	1,190,399
6.00%, due 3/1/53	300,346	293,447
6.00%, due 8/1/53	1,320,960	1,286,557
6.00%, due 9/1/53	554,319	539,850
6.00%, due 9/1/53	6,084,319	5,925,014
		24,642,989
United States Treasury Bonds 0.4%
U.S. Treasury Bonds
4.375%, due 8/15/43 (c)	2,955,000	2,635,491
United States Treasury Inflation - Indexed Notes 1.5%
U.S. Treasury Inflation Linked Notes
1.375%, due 7/15/33 (k)	11,226,267	10,155,057
United States Treasury Notes 3.0%
U.S. Treasury Notes
5.00%, due 10/31/25	20,875,000	20,849,722
Total U.S. Government & Federal Agencies (Cost $89,348,928)		86,680,869
Total Long-Term Bonds (Cost $713,410,391)		654,264,464

	Shares

Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (l)	14	69
Tobacco 0.0% ‡
Turning Point Brands, Inc.	6,802	136,380
Total Common Stocks (Cost $0)		136,449
	Shares	Value
Short-Term Investments 4.1%
Affiliated Investment Company 0.9%
MainStay U.S. Government Liquidity Fund, 5.275% (m)	6,230,614	$ 6,230,614
Unaffiliated Investment Company 0.3%
Invesco Government & Agency Portfolio, 5.357% (m)(n)	2,116,256	2,116,256

	Principal Amount

U.S. Treasury Debt 2.9%
U.S. Treasury Bills (o)
5.347%, due 12/12/23	$ 13,100,000	13,021,076
5.401%, due 1/25/24	6,800,000	6,714,799
		19,735,875
Total Short-Term Investments (Cost $28,082,353)		28,082,745
Total Investments (Cost $741,492,744)	99.8%	682,483,658
Other Assets, Less Liabilities	0.2	1,253,749
Net Assets	100.0%	$ 683,737,407

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2023.
(c)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $4,673,039; the total market value of collateral held by the Fund was $4,842,954. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,726,698. The Fund received cash collateral with a value of $2,116,256. (See Note 2(K))
(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2023.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $658,750, which represented 0.1% of the Fund’s net assets. (Unaudited)
(g)	Step coupon—Rate shown was the rate in effect as of October 31, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2023†^ (continued)
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2023.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of October 31, 2023.
(n)	Represents a security purchased with cash collateral received for securities on loan.
(o)	Interest rate shown represents yield to maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 10,062	$ 247,829	$ (251,660)	$ —	$ —	$ 6,231	$ 298	$ —	6,231
Futures Contracts
As of October 31, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Ultra Bonds	737	December 2023	$ 83,769,976	$ 80,206,328	$ (3,563,648)
U.S. Treasury Long Bonds	47	December 2023	5,642,316	5,143,563	(498,753)
U.S. Treasury Ultra Bonds	65	December 2023	7,932,379	7,316,562	(615,817)
Total Long Contracts					(4,678,218)
Short Contracts
U.S. Treasury 2 Year Notes	(687)	December 2023	(139,631,225)	(139,063,829)	567,396
U.S. Treasury 5 Year Notes	(664)	December 2023	(70,132,888)	(69,372,438)	760,450
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Strategic Bond Fund

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Notes	(112)	December 2023	$ (12,143,350)	$ (11,891,250)	$ 252,100
Total Short Contracts					1,579,946
Net Unrealized Depreciation					$ (3,098,272)

1.	As of October 31, 2023, cash in the amount of $1,970,955 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2023.
Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
STACR—Structured Agency Credit Risk
UMBS—Uniform Mortgage Backed Securities
USISDA—U.S. International Swaps and Derivatives Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 106,192,646	$ —	$ 106,192,646
Corporate Bonds	—	212,171,764	—	212,171,764
Foreign Government Bonds	—	10,742,807	—	10,742,807
Loan Assignments	—	998,058	—	998,058
Mortgage-Backed Securities	—	235,836,213	—	235,836,213
Municipal Bond	—	1,642,107	—	1,642,107
U.S. Government & Federal Agencies	—	86,680,869	—	86,680,869
Total Long-Term Bonds	—	654,264,464	—	654,264,464
Common Stocks	136,449	—	—	136,449
Short-Term Investments
Affiliated Investment Company	6,230,614	—	—	6,230,614
Unaffiliated Investment Company	2,116,256	—	—	2,116,256
U.S. Treasury Debt	—	19,735,875	—	19,735,875
Total Short-Term Investments	8,346,870	19,735,875	—	28,082,745
Total Investments in Securities	8,483,319	674,000,339	—	682,483,658
Other Financial Instruments
Futures Contracts (b)	1,579,946	—	—	1,579,946
Total Investments in Securities and Other Financial Instruments	$ 10,063,265	$ 674,000,339	$ —	$ 684,063,604
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (4,678,218)	$ —	$ —	$ (4,678,218)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Strategic Bond Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $735,262,130) including securities on loan of $4,673,039	$ 676,253,044
Investment in affiliated investment companies, at value (identified cost $6,230,614)	6,230,614
Cash	54,790
Cash denominated in foreign currencies (identified cost $932)	917
Cash collateral on deposit at broker for futures contracts	1,970,955
Receivables:
Dividends and interest	4,377,893
Fund shares sold	1,736,778
Investment securities sold	426,313
Variation margin on futures contracts	378,617
Securities lending	1,321
Other assets	47,538
Total assets	691,478,780
Liabilities
Cash collateral received for securities on loan	2,116,256
Payables:
Investment securities purchased	3,634,761
Fund shares redeemed	1,102,050
Manager (See Note 3)	305,675
Transfer agent (See Note 3)	175,571
NYLIFE Distributors (See Note 3)	52,657
Custodian	21,630
Professional fees	18,881
Shareholder communication	7,395
Accrued expenses	931
Distributions payable	305,566
Total liabilities	7,741,373
Net assets	$ 683,737,407
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 854,184
Additional paid-in-capital	941,252,826
942,107,010
Total distributable earnings (loss)	(258,369,603)
Net assets	$ 683,737,407
Class A
Net assets applicable to outstanding shares	$182,026,837
Shares of beneficial interest outstanding	22,760,144
Net asset value per share outstanding	$ 8.00
Maximum sales charge (4.50% of offering price)	0.38
Maximum offering price per share outstanding	$ 8.38
Investor Class
Net assets applicable to outstanding shares	$ 12,923,364
Shares of beneficial interest outstanding	1,600,579
Net asset value per share outstanding	$ 8.07
Maximum sales charge (4.00% of offering price)	0.34
Maximum offering price per share outstanding	$ 8.41
Class B
Net assets applicable to outstanding shares	$ 537,062
Shares of beneficial interest outstanding	67,496
Net asset value and offering price per share outstanding	$ 7.96
Class C
Net assets applicable to outstanding shares	$ 12,333,752
Shares of beneficial interest outstanding	1,551,356
Net asset value and offering price per share outstanding	$ 7.95
Class I
Net assets applicable to outstanding shares	$470,565,955
Shares of beneficial interest outstanding	58,771,959
Net asset value and offering price per share outstanding	$ 8.01
Class R2
Net assets applicable to outstanding shares	$ 1,055,651
Shares of beneficial interest outstanding	131,942
Net asset value and offering price per share outstanding	$ 8.00
Class R3
Net assets applicable to outstanding shares	$ 369,498
Shares of beneficial interest outstanding	46,174
Net asset value and offering price per share outstanding	$ 8.00
Class R6
Net assets applicable to outstanding shares	$ 3,925,288
Shares of beneficial interest outstanding	488,728
Net asset value and offering price per share outstanding	$ 8.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 36,609,158
Dividends-affiliated	298,432
Securities lending, net	52,782
Dividends-unaffiliated	1,735
Total income	36,962,107
Expenses
Manager (See Note 3)	4,073,232
Transfer agent (See Note 3)	1,029,413
Distribution/Service—Class A (See Note 3)	452,921
Distribution/Service—Investor Class (See Note 3)	34,632
Distribution/Service—Class B (See Note 3)	9,254
Distribution/Service—Class C (See Note 3)	164,194
Distribution/Service—Class R2 (See Note 3)	2,646
Distribution/Service—Class R3 (See Note 3)	2,466
Registration	135,709
Professional fees	128,389
Custodian	65,386
Trustees	18,012
Shareholder communication	14,785
Shareholder service (See Note 3)	1,551
Miscellaneous	22,800
Total expenses before waiver/reimbursement	6,155,390
Expense waiver/reimbursement from Manager (See Note 3)	(411,848)
Reimbursement from prior custodian(a)	(1,338)
Net expenses	5,742,204
Net investment income (loss)	31,219,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(28,120,679)
Futures transactions	2,542,758
Swap transactions	492,299
Foreign currency transactions	(10)
Net realized gain (loss)	(25,085,632)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	34,350,920
Futures contracts	(3,984,032)
Swap contracts	(564,729)
Translation of other assets and liabilities in foreign currencies	43
Net change in unrealized appreciation (depreciation)	29,802,202
Net realized and unrealized gain (loss)	4,716,570
Net increase (decrease) in net assets resulting from operations	$ 35,936,473

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Strategic Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 31,219,903	$ 20,275,770
Net realized gain (loss)	(25,085,632)	13,644,876
Net change in unrealized appreciation (depreciation)	29,802,202	(111,167,582)
Net increase (decrease) in net assets resulting from operations	35,936,473	(77,246,936)
Distributions to shareholders:
Class A	(7,998,314)	(4,730,207)
Investor Class	(573,435)	(353,497)
Class B	(30,984)	(31,662)
Class C	(558,210)	(480,971)
Class I	(22,468,698)	(12,885,438)
Class R2	(45,621)	(24,679)
Class R3	(19,860)	(12,448)
Class R6	(99,707)	(39,398)
Total distributions to shareholders	(31,794,829)	(18,558,300)
Capital share transactions:
Net proceeds from sales of shares	242,538,209	301,260,901
Net asset value of shares issued to shareholders in reinvestment of distributions	27,732,279	16,426,709
Cost of shares redeemed	(241,754,978)	(281,548,790)
Increase (decrease) in net assets derived from capital share transactions	28,515,510	36,138,820
Net increase (decrease) in net assets	32,657,154	(59,666,416)
Net Assets
Beginning of year	651,080,253	710,746,669
End of year	$ 683,737,407	$ 651,080,253
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.94	$ 9.10	$ 8.80	$ 8.74	$ 8.65
Net investment income (loss) (a)	0.35	0.24	0.22	0.22	0.23
Net realized and unrealized gain (loss)	0.07	(1.19)	0.27	0.06	0.11
Total from investment operations	0.42	(0.95)	0.49	0.28	0.34
Less distributions:
From net investment income	(0.36)	(0.21)	(0.18)	(0.21)	(0.25)
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions	(0.36)	(0.21)	(0.19)	(0.22)	(0.25)
Net asset value at end of year	$ 8.00	$ 7.94	$ 9.10	$ 8.80	$ 8.74
Total investment return (b)	5.30%	(10.51)%	5.61%	3.27%	3.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.32%	2.75%	2.43%	2.60%	2.66%
Net expenses (c)	1.04%	1.04%	1.07%(d)	1.18%(d)	1.27%(d)
Portfolio turnover rate	92%	86%	53%	56%(e)	50%(e)
Net assets at end of year (in 000’s)	$ 182,027	$ 178,508	$ 192,190	$ 175,682	$ 197,686

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.04%	0.03%
October 31, 2020	1.07%	0.11%
October 31, 2019	1.07%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.01	$ 9.18	$ 8.88	$ 8.81	$ 8.72
Net investment income (loss) (a)	0.34	0.22	0.21	0.22	0.23
Net realized and unrealized gain (loss)	0.06	(1.19)	0.27	0.06	0.11
Total from investment operations	0.40	(0.97)	0.48	0.28	0.34
Less distributions:
From net investment income	(0.34)	(0.20)	(0.17)	(0.20)	(0.25)
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions	(0.34)	(0.20)	(0.18)	(0.21)	(0.25)
Net asset value at end of year	$ 8.07	$ 8.01	$ 9.18	$ 8.88	$ 8.81
Total investment return (b)	5.03%	(10.65)%	5.41%	3.29%	3.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%	2.59%	2.30%	2.54%	2.63%
Net expenses (c)	1.25%	1.18%	1.20%(d)	1.24%(d)	1.29%(d)
Expenses (before waiver/reimbursement) (c)	1.26%	1.18%	1.20%	1.24%	1.29%
Portfolio turnover rate	92%	86%	53%	56%(e)	50%(e)
Net assets at end of year (in 000's)	$ 12,923	$ 13,795	$ 16,874	$ 18,139	$ 19,748

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.17%	0.03%
October 31, 2020	1.13%	0.11%
October 31, 2019	1.09%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.90	$ 9.06	$ 8.76	$ 8.70	$ 8.61
Net investment income (loss) (a)	0.27	0.15	0.14	0.15	0.16
Net realized and unrealized gain (loss)	0.07	(1.17)	0.27	0.06	0.11
Total from investment operations	0.34	(1.02)	0.41	0.21	0.27
Less distributions:
From net investment income	(0.28)	(0.14)	(0.10)	(0.15)	(0.18)
Return of capital	—	—	(0.01)	(0.00)‡	—
Total distributions	(0.28)	(0.14)	(0.11)	(0.15)	(0.18)
Net asset value at end of year	$ 7.96	$ 7.90	$ 9.06	$ 8.76	$ 8.70
Total investment return (b)	4.32%	(11.27)%	4.57%	2.44%	3.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32%	1.74%	1.55%	1.77%	1.90%
Net expenses (c)	2.00%	1.93%	1.95%(d)	2.00%(d)	2.04%(d)
Expenses (before waiver/reimbursement) (c)	2.01%	1.93%	1.95%	2.00%	2.04%
Portfolio turnover rate	92%	86%	53%	56%(e)	50%(e)
Net assets at end of year (in 000’s)	$ 537	$ 1,327	$ 3,191	$ 4,872	$ 7,970

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.89	$ 9.05	$ 8.75	$ 8.69	$ 8.60
Net investment income (loss) (a)	0.27	0.15	0.14	0.15	0.16
Net realized and unrealized gain (loss)	0.07	(1.17)	0.27	0.06	0.11
Total from investment operations	0.34	(1.02)	0.41	0.21	0.27
Less distributions:
From net investment income	(0.28)	(0.14)	(0.10)	(0.15)	(0.18)
Return of capital	—	—	(0.01)	(0.00)‡	—
Total distributions	(0.28)	(0.14)	(0.11)	(0.15)	(0.18)
Net asset value at end of year	$ 7.95	$ 7.89	$ 9.05	$ 8.75	$ 8.69
Total investment return (b)	4.33%	(11.38)%	4.69%	2.45%	3.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.34%	1.75%	1.55%	1.78%	1.90%
Net expenses (c)	2.00%	1.93%	1.95%(d)	2.00%(d)	2.04%(d)
Expenses (before waiver/reimbursement) (c)	2.01%	1.93%	1.95%	2.00%	2.04%
Portfolio turnover rate	92%	86%	53%	56%(e)	50%(e)
Net assets at end of year (in 000’s)	$ 12,334	$ 20,804	$ 46,537	$ 65,158	$ 91,598

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.95	$ 9.11	$ 8.81	$ 8.75	$ 8.66
Net investment income (loss) (a)	0.38	0.27	0.25	0.24	0.25
Net realized and unrealized gain (loss)	0.07	(1.19)	0.27	0.06	0.11
Total from investment operations	0.45	(0.92)	0.52	0.30	0.36
Less distributions:
From net investment income	(0.39)	(0.24)	(0.21)	(0.23)	(0.27)
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions	(0.39)	(0.24)	(0.22)	(0.24)	(0.27)
Net asset value at end of year	$ 8.01	$ 7.95	$ 9.11	$ 8.81	$ 8.75
Total investment return (b)	5.64%	(10.19)%	5.88%	3.53%	4.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.66%	3.09%	2.70%	2.83%	2.91%
Net expenses (c)	0.70%	0.70%	0.79%(d)	0.94%(d)	1.02%(d)
Expenses (before waiver/reimbursement) (c)	0.79%	0.79%	0.82%	0.94%	1.02%
Portfolio turnover rate	92%	86%	53%	56%(e)	50%(e)
Net assets at end of year (in 000’s)	$ 470,566	$ 433,814	$ 448,881	$ 404,964	$ 604,981

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.76%	0.03%
October 31, 2020	0.83%	0.11%
October 31, 2019	0.82%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.94	$ 9.11	$ 8.81	$ 8.74	$ 8.65
Net investment income (loss) (a)	0.35	0.23	0.21	0.21	0.22
Net realized and unrealized gain (loss)	0.06	(1.19)	0.27	0.07	0.11
Total from investment operations	0.41	(0.96)	0.48	0.28	0.33
Less distributions:
From net investment income	(0.35)	(0.21)	(0.17)	(0.20)	(0.24)
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions	(0.35)	(0.21)	(0.18)	(0.21)	(0.24)
Net asset value at end of year	$ 8.00	$ 7.94	$ 9.11	$ 8.81	$ 8.74
Total investment return (b)	5.19%	(10.69)%	5.49%	3.27%	3.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.23%	2.64%	2.33%	2.49%	2.54%
Net expenses (c)	1.14%	1.14%	1.17%(d)	1.29%(d)	1.37%(d)
Portfolio turnover rate	92%	86%	53%	56%(e)	50%(e)
Net assets at end of year (in 000’s)	$ 1,056	$ 983	$ 1,047	$ 934	$ 7,232

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.14%	0.03%
October 31, 2020	1.18%	0.11%
October 31, 2019	1.17%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.94	$ 9.10	$ 8.80	$ 8.74	$ 8.65
Net investment income (loss) (a)	0.33	0.20	0.19	0.20	0.20
Net realized and unrealized gain (loss)	0.06	(1.18)	0.27	0.05	0.11
Total from investment operations	0.39	(0.98)	0.46	0.25	0.31
Less distributions:
From net investment income	(0.33)	(0.18)	(0.15)	(0.18)	(0.22)
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions	(0.33)	(0.18)	(0.16)	(0.19)	(0.22)
Net asset value at end of year	$ 8.00	$ 7.94	$ 9.10	$ 8.80	$ 8.74
Total investment return (b)	4.92%	(10.83)%	5.21%	2.90%	3.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.96%	2.38%	2.05%	2.27%	2.29%
Net expenses (c)	1.39%	1.39%	1.42%(d)	1.52%(d)	1.62%(d)
Portfolio turnover rate	92%	86%	53%	56%(e)	50%(e)
Net assets at end of year (in 000’s)	$ 369	$ 501	$ 619	$ 276	$ 218

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.39%	0.03%
October 31, 2020	1.41%	0.11%
October 31, 2019	1.42%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.97	$ 9.14	$ 8.84	$ 8.75	$ 8.66
Net investment income (loss) (a)	0.39	0.27	0.26	0.25	0.27
Net realized and unrealized gain (loss)	0.06	(1.19)	0.26	0.09	0.11
Total from investment operations	0.45	(0.92)	0.52	0.34	0.38
Less distributions:
From net investment income	(0.39)	(0.25)	(0.21)	(0.24)	(0.29)
Return of capital	—	—	(0.01)	(0.01)	—
Total distributions	(0.39)	(0.25)	(0.22)	(0.25)	(0.29)
Net asset value at end of year	$ 8.03	$ 7.97	$ 9.14	$ 8.84	$ 8.75
Total investment return (b)	5.68%	(10.23)%	5.97%	4.04%	4.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.76%	3.14%	2.83%	2.88%	3.13%
Net expenses (c)	0.65%	0.66%	0.69%(d)	0.82%(d)	0.84%(d)
Portfolio turnover rate	92%	86%	53%	56%(e)	50%(e)
Net assets at end of year (in 000’s)	$ 3,925	$ 1,349	$ 1,407	$ 465	$ 22,632

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.67%	0.02%
October 31, 2020	0.66%	0.16%
October 31, 2019	0.64%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Strategic Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 1997
Investor Class	February 28, 2008
Class B^	February 28, 1997
Class C	September 1, 1998
Class I	January 2, 2004
Class R2*	February 28, 2014
Class R3*	February 29, 2016
Class R6	February 28, 2018

^	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
*	As of October 31, 2023, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund's investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
In addition, the Board approved a proposal to accelerate the conversion of the Fund’s Class B shares into Class A shares, or Investor Class shares, based on shareholder eligibility.  Class B shareholders of the Fund will receive Class A shares of the Fund if they hold at least $15,000 of Class B shares of the Fund on or around February 28, 2024; otherwise, Class B shareholders of the Fund will receive Investor Class shares of the Fund.
The Fund's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

40	MainStay MacKay Strategic Bond Fund

Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a
41

Notes to Financial Statements (continued)
market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related

42	MainStay MacKay Strategic Bond Fund

procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2023, and can change at any time. Illiquid investments as of October 31, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk,
43

Notes to Financial Statements (continued)
operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S.
bank, the Secured Overnight Financing Rate ("SOFR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2023, the Fund did not hold any unfunded commitments.
(I) Swap Contracts. The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters

44	MainStay MacKay Strategic Bond Fund

into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2023, the Fund did not hold any swap positions.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
(J) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(K) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(L) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the
45

Notes to Financial Statements (continued)
securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the year ended October 31, 2023, the Fund did not invest in Dollar Rolls.
(M) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(N) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

46	MainStay MacKay Strategic Bond Fund

(O) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(P) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(Q) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
47

Notes to Financial Statements (continued)
Fair value of derivative instruments as of October 31, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,579,946	$1,579,946
Total Fair Value	$1,579,946	$1,579,946

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(4,678,218)	$(4,678,218)
Total Fair Value	$(4,678,218)	$(4,678,218)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$2,542,758	$2,542,758
Swap Transactions	492,299	492,299
Total Net Realized Gain (Loss)	$3,035,057	$3,035,057

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(3,984,032)	$(3,984,032)
Swap Contracts	(564,729)	(564,729)
Total Net Change in Unrealized Appreciation (Depreciation)	$(4,548,761)	$(4,548,761)

Average Notional Amount	Total
Futures Contracts Long	$ 82,407,953
Futures Contracts Short	$(189,622,758)
Swap Contracts Long (a)	$ 81,000,000

(a)	Positions were open for four months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2023, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net
48	MainStay MacKay Strategic Bond Fund

assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion.
Prior to February 28, 2023, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2023, the effective management fee rate was 0.59%, inclusive of a fee for fund accounting services of less than one-tenth percent of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets, and, for Class R6, do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $4,073,232 and waived and/or reimbursed in the amount of $411,848 and paid the Subadvisor in the amount of $1,815,285.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life
Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$1,058
Class R3	493
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $13,178 and $725, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $9,174, $15 and $417, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc.
49

Notes to Financial Statements (continued)
("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$252,964	$ —
Investor Class	49,829	(1,564)
Class B	3,353	(124)
Class C	59,288	(2,028)
Class I	661,732	—
Class R2	1,479	—
Class R3	687	—
Class R6	81	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$967,605	0.2%
Class R3	29,909	8.1
Class R6	27,344	0.7
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$742,152,053	$4,040,892	$(63,709,287)	$(59,668,395)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$845,933	$(199,241,977)	$(305,566)	$(59,667,993)	$(258,369,603)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and cumulative bond amortization adjustment.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $199,241,555, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$26,022	$173,220
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$31,794,829	$18,558,300
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

50	MainStay MacKay Strategic Bond Fund

Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of U.S. government securities were $283,357 and $280,393, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $351,389 and $339,115, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	4,144,382	$ 33,821,811
Shares issued to shareholders in reinvestment of distributions	900,510	7,387,865
Shares redeemed	(4,890,143)	(40,075,857)
Net increase (decrease) in shares outstanding before conversion	154,749	1,133,819
Shares converted into Class A (See Note 1)	145,028	1,189,857
Shares converted from Class A (See Note 1)	(25,889)	(213,426)
Net increase (decrease)	273,888	$ 2,110,250
Year ended October 31, 2022:
Shares sold	5,239,194	$ 44,969,613
Shares issued to shareholders in reinvestment of distributions	516,644	4,347,022
Shares redeemed	(4,555,605)	(38,840,159)
Net increase (decrease) in shares outstanding before conversion	1,200,233	10,476,476
Shares converted into Class A (See Note 1)	194,631	1,666,342
Shares converted from Class A (See Note 1)	(22,766)	(195,017)
Net increase (decrease)	1,372,098	$ 11,947,801

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	41,924	$ 347,440
Shares issued to shareholders in reinvestment of distributions	68,195	564,774
Shares redeemed	(225,662)	(1,871,230)
Net increase (decrease) in shares outstanding before conversion	(115,543)	(959,016)
Shares converted into Investor Class (See Note 1)	65,242	541,003
Shares converted from Investor Class (See Note 1)	(71,152)	(589,109)
Net increase (decrease)	(121,453)	$ (1,007,122)
Year ended October 31, 2022:
Shares sold	72,504	$ 632,849
Shares issued to shareholders in reinvestment of distributions	40,927	347,822
Shares redeemed	(217,500)	(1,884,049)
Net increase (decrease) in shares outstanding before conversion	(104,069)	(903,378)
Shares converted into Investor Class (See Note 1)	88,587	767,005
Shares converted from Investor Class (See Note 1)	(100,049)	(872,203)
Net increase (decrease)	(115,531)	$ (1,008,576)

51

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	905	$ 7,420
Shares issued to shareholders in reinvestment of distributions	3,214	26,255
Shares redeemed	(60,188)	(490,718)
Net increase (decrease) in shares outstanding before conversion	(56,069)	(457,043)
Shares converted from Class B (See Note 1)	(44,394)	(362,382)
Net increase (decrease)	(100,463)	$ (819,425)
Year ended October 31, 2022:
Shares sold	11,822	$ 106,766
Shares issued to shareholders in reinvestment of distributions	3,034	25,484
Shares redeemed	(145,596)	(1,238,760)
Net increase (decrease) in shares outstanding before conversion	(130,740)	(1,106,510)
Shares converted from Class B (See Note 1)	(53,740)	(458,368)
Net increase (decrease)	(184,480)	$ (1,564,878)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	238,636	$ 1,942,371
Shares issued to shareholders in reinvestment of distributions	64,957	529,902
Shares redeemed	(1,293,692)	(10,548,035)
Net increase (decrease) in shares outstanding before conversion	(990,099)	(8,075,762)
Shares converted from Class C (See Note 1)	(94,324)	(770,651)
Net increase (decrease)	(1,084,423)	$ (8,846,413)
Year ended October 31, 2022:
Shares sold	192,791	$ 1,643,823
Shares issued to shareholders in reinvestment of distributions	55,328	463,896
Shares redeemed	(2,628,674)	(22,246,426)
Net increase (decrease) in shares outstanding before conversion	(2,380,555)	(20,138,707)
Shares converted from Class C (See Note 1)	(126,672)	(1,073,171)
Net increase (decrease)	(2,507,227)	$ (21,211,878)

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	24,753,093	$ 203,140,277
Shares issued to shareholders in reinvestment of distributions	2,321,193	19,064,568
Shares redeemed	(22,915,910)	(187,890,601)
Net increase (decrease) in shares outstanding before conversion	4,158,376	34,314,244
Shares converted into Class I (See Note 1)	31,439	260,010
Shares converted from Class I (See Note 1)	(6,780)	(55,302)
Net increase (decrease)	4,183,035	$ 34,518,952
Year ended October 31, 2022:
Shares sold	29,577,873	$ 253,024,297
Shares issued to shareholders in reinvestment of distributions	1,323,433	11,171,084
Shares redeemed	(25,595,708)	(216,538,337)
Net increase (decrease) in shares outstanding before conversion	5,305,598	47,657,044
Shares converted into Class I (See Note 1)	23,007	197,262
Shares converted from Class I (See Note 1)	(4,001)	(31,850)
Net increase (decrease)	5,324,604	$ 47,822,456

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	14,150	$ 116,117
Shares issued to shareholders in reinvestment of distributions	5,559	45,621
Shares redeemed	(11,519)	(94,722)
Net increase (decrease)	8,190	$ 67,016
Year ended October 31, 2022:
Shares sold	13,401	$ 116,403
Shares issued to shareholders in reinvestment of distributions	2,933	24,679
Shares redeemed	(7,531)	(65,679)
Net increase (decrease)	8,803	$ 75,403

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	12,072	$ 99,196
Shares issued to shareholders in reinvestment of distributions	1,671	13,710
Shares redeemed	(30,618)	(252,824)
Net increase (decrease)	(16,875)	$ (139,918)
Year ended October 31, 2022:
Shares sold	7,736	$ 66,560
Shares issued to shareholders in reinvestment of distributions	874	7,363
Shares redeemed	(13,572)	(114,643)
Net increase (decrease)	(4,962)	$ (40,720)

52	MainStay MacKay Strategic Bond Fund

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	371,977	$ 3,063,577
Shares issued to shareholders in reinvestment of distributions	12,123	99,584
Shares redeemed	(64,521)	(530,991)
Net increase (decrease)	319,579	$ 2,632,170
Year ended October 31, 2022:
Shares sold	82,311	$ 700,590
Shares issued to shareholders in reinvestment of distributions	4,657	39,359
Shares redeemed	(71,763)	(620,737)
Net increase (decrease)	15,205	$ 119,212
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
53

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Strategic Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians, the transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
54	MainStay MacKay Strategic Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2023, the Fund designated approximately $1,752 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 0.01% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
55

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
56	MainStay MacKay Strategic Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
57

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
58	MainStay MacKay Strategic Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
59

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013948MS139-23	MSSB11-12/23
(NYLIM) NL052

MainStay MacKay Tax Free Bond Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3.00% Initial Sales Charge	With sales charges	1/3/1995	-0.46%	-0.30%	2.05%	0.75%
		Excluding sales charges		2.62	0.62	2.52	0.75
Investor Class Shares[3,4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	0.00	-0.31	2.02	0.77
		Excluding sales charges		2.57	0.61	2.49	0.77
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	5/1/1986	-2.63	0.00	2.25	1.02
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		2.32	0.36	2.25	1.02
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	1.45	0.38	2.25	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.44	0.38	2.25	1.02
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	8/31/2020	1.18	N/A	-3.27	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.17	N/A	-3.27	1.17
Class I Shares	No Sales Charge		12/21/2009	2.99	0.90	2.77	0.50
Class R6 Shares	No Sales Charge		11/1/2019	2.93	N/A	-0.97	0.44

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[1]	2.64%	1.00%	2.12%
Morningstar Muni National Long Category Average[2]	2.12	0.38	1.95

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Bloomberg Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
2.	The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These funds have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$948.90	$3.64	$1,021.47	$3.77	0.74%
Investor Class Shares	$1,000.00	$949.00	$3.78	$1,021.32	$3.92	0.77%
Class B Shares	$1,000.00	$947.50	$5.06	$1,020.01	$5.24	1.03%
Class C Shares	$1,000.00	$948.60	$5.01	$1,020.06	$5.19	1.02%
Class C2 Shares	$1,000.00	$946.80	$5.74	$1,019.31	$5.96	1.17%
Class I Shares	$1,000.00	$951.20	$2.41	$1,022.73	$2.50	0.49%
Class R6 Shares	$1,000.00	$950.40	$2.11	$1,023.04	$2.19	0.43%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
New York	14.8%
California	12.3
Texas	11.1
Illinois	7.4
Florida	4.6
Pennsylvania	3.8
Georgia	3.4
New Jersey	3.2
Alabama	2.8
Utah	2.7
District of Columbia	2.6
Washington	2.6
Colorado	2.4
Massachusetts	2.4
Nevada	1.7
Ohio	1.7
Connecticut	1.6
Michigan	1.6
Nebraska	1.4
South Carolina	1.2
Tennessee	1.1
U.S. Virgin Islands	1.0
Minnesota	0.9
Indiana	0.9
Oklahoma	0.8
Arizona	0.7
Kentucky	0.7
Virginia	0.7
Missouri	0.7
Oregon	0.7%
Wisconsin	0.7
Hawaii	0.6
North Carolina	0.5
Montana	0.3
Iowa	0.3
Louisiana	0.3
Maryland	0.3
West Virginia	0.3
Puerto Rico	0.2
Alaska	0.2
New Mexico	0.2
Arkansas	0.2
Vermont	0.2
Guam	0.1
Kansas	0.1
South Dakota	0.1
New Hampshire	0.1
Wyoming	0.1
Mississippi	0.0‡
Rhode Island	0.0‡
Delaware	0.0‡
Maine	0.0‡
Idaho	0.0‡
Short–Term Investment	2.2
Other Assets, Less Liabilities	–0.5
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	New York City Transitional Finance Authority, 3.00%-5.50%, due 5/1/33–7/15/49
2.	State of California, 3.00%-5.00%, due 11/1/28–4/1/52
3.	Triborough Bridge & Tunnel Authority, 3.00%-5.50%, due 1/1/32–5/15/63
4.	New York State Dormitory Authority, 3.00%-5.75%, due 7/1/27–7/1/50
5.	City of Chicago, 4.00%-6.00%, due 1/1/28–11/1/62
6.	Port Authority of New York & New Jersey, 4.00%-5.50%, due 9/1/27–8/1/52
7.	Metropolitan Transportation Authority, 4.00%-5.25%, due 11/15/26–11/15/49
8.	Black Belt Energy Gas District, 4.00%-5.408%, due 6/1/49–12/1/53
9.	San Francisco City & County Airport Commission, 5.00%, due 5/1/33–5/1/50
10.	State of Connecticut, 3.00%-5.25%, due 9/15/28–7/1/42

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay Tax Free Bond Fund returned 2.99%, outperforming the 2.64% return of the Fund’s benchmark, the Bloomberg Municipal Bond Index (the "Index"). Over the same period, Class I shares also outperformed the 2.12% return of the Morningstar Muni National Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index partly due to overweight exposure to maturities of 15 years and longer. In addition, underweight exposure to 4+% coupons aided on a relative basis. From a credit-quality standpoint, overweight exposure to AA-rated2 bonds contributed positively to relative performance. (Contributions take weightings and total returns into account.) From a geographic perspective, overweight exposure to bonds from the states of New York, Illinois and Florida also contributed positively. Conversely, the Fund’s underweight positions in A-rated and BBB-rated credits,3 as well as underweight exposure to 0–1% coupon bonds detracted from relative performance. Also, the Fund engaged in significant tax-loss harvesting. This created losses that can be carried forward to offset future gains in the Fund. This activity also resulted in creating a higher book yield for the Fund.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund will employ U.S. Treasury futures hedges at times, typically as a paired strategy with longer maturity bonds, to dampen duration4 and interest-rate sensitivity. During the reporting period, the Fund’s allocation to hedges was minimal.
What was the Fund’s duration strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to adopt a duration-neutral posture in the Fund relative to the Index. As of October 31, 2023, the modified duration to worst5 for the Fund was 6.82 years relative to 6.90 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund held overweight exposure to the special tax and IDR/PCR (industry development revenue/pollution control revenue) sectors, which made positive contributions to returns relative to the Index. Conversely, security selection in the hospital and housing sectors detracted from relative performance.
What were some of the Fund’s significant purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There was an increase in the Fund’s exposure to the state and local general obligation and electric sectors. The Fund added exposure to traditional municipal bonds,

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
9

including bonds backed by the taxing power of general obligation issuers or secured by the revenues of essential service providers, due to their generally strong, resilient profiles. In addition, there was an increase in exposure to higher-credit-quality AAA-rated6 bonds. The Fund increased exposure to high quality credits as they are in relatively strong financial condition and were available at much higher yields. Conversely, there was a decrease in the Fund’s exposure to the leasing and special tax sectors. Across states, there was a decrease in exposure to Florida and New York bonds.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund maintained overweight exposure to the long end of the yield curve,7 where municipal yields were more attractive. In addition, the Fund held overweight exposure to the electric, special tax and local general obligation sectors. Across states, the Fund held overweight exposure to Illinois and Florida holdings. Furthermore, from a credit perspective, the Fund held overweight exposure to AA-rated bonds. As of the same date, the Fund held underweight exposure to the education and hospital sectors. In addition, the Fund held underweight exposure to A-rated credits, as well as holdings from the state of New York.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Municipal Bonds 98.3%
Long-Term Municipal Bonds 96.2%
Alabama 2.7%
Black Belt Energy Gas District, Gas Project, Revenue Bonds
Series D-1
4.00%, due 7/1/52 (a)	$ 3,000,000	$ 2,894,146
Series B-1
4.00%, due 4/1/53 (a)	19,350,000	18,548,769
Series B
4.74%, due 4/1/53	36,990,000	36,308,189
Series B-2
5.25%, due 12/1/53 (a)	12,500,000	12,601,275
Series D-3
5.408%, due 6/1/49	9,250,000	9,232,607
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	31,755,000	30,595,193
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
4.44%, due 10/1/52	6,710,000	6,538,811
County of Jefferson, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	4,910,000	5,051,918
Energy Southeast, A Cooperative District, Revenue Bonds
Series B-1
5.75%, due 4/1/54 (a)	16,850,000	17,440,441
Series B-2
5.758%, due 4/1/54	20,000,000	19,974,600
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	20,795,000	19,370,534
Southeast Energy Authority, A Cooperative District, Project No. 2, Revenue Bonds
Series B
4.00%, due 12/1/51 (a)	14,815,000	13,517,974
Southeast Energy Authority, A Cooperative District, Project No. 4, Revenue Bonds
Series B-1
5.00%, due 5/1/53 (a)	12,230,000	12,116,447
	Principal Amount	Value

Alabama (continued)
Town of Pike Road, Limited General Obligation
5.00%, due 3/1/52	$ 7,750,000	$ 7,824,674
		212,015,578
Alaska 0.2%
Alaska Housing Finance Corp., General Mortgage, Revenue Bonds
Series C-II, Insured: GNMA / FNMA / FHLMC
5.75%, due 12/1/52	6,350,000	6,523,750
Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Revenue Bonds
5.00%, due 4/1/32	3,050,000	3,054,595
Municipality of Anchorage, Unlimited General Obligation
Series B
5.00%, due 9/1/26	5,340,000	5,448,844
		15,027,189
Arizona 0.7%
Arizona Board of Regents, Arizona State University, Revenue Bonds
Series A
5.50%, due 7/1/48	8,500,000	9,002,402
City of Phoenix Civic Improvement Corp., Airport, Revenue Bonds, Junior Lien
Series D
5.00%, due 7/1/37	5,000,000	5,023,894
City of Phoenix Civic Improvement Corp., Water System, Revenue Bonds, Junior Lien
Series A
5.00%, due 7/1/44	10,180,000	10,418,156
Coconino County Unified School District No. 1, Flagstaff, Unlimited General Obligation
Series B
1.75%, due 7/1/35	2,375,000	1,602,317
Series B
1.75%, due 7/1/36	2,760,000	1,788,484

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Maricopa County Industrial Development Authority, Banner Health, Revenue Bonds
Series D
4.00%, due 1/1/48	$ 6,000,000	$ 4,958,977
Salt River Project Agricultural Improvement & Power District, Revenue Bonds
Series A
5.00%, due 12/1/45	5,000,000	5,074,669
Series A
5.00%, due 1/1/50	14,250,000	14,530,444
		52,399,343
Arkansas 0.2%
Little Rock School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/46	15,230,000	10,404,216
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/50	6,180,000	4,048,731
State of Arkansas, Unlimited General Obligation
3.00%, due 10/1/24	2,000,000	1,977,380
		16,430,327
California 12.3%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 10/1/36	23,000,000	12,301,019
Series C, Insured: AGM
5.00%, due 10/1/52	4,750,000	4,750,316
Allan Hancock Joint Community College District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/44	8,500,000	5,278,456
Anaheim City School District, Election of 2010, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/51	4,670,000	4,730,861
	Principal Amount	Value

California (continued)
Antelope Valley Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/50	$ 3,750,000	$ 2,501,202
Cabrillo Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: AGM-CR
5.00%, due 8/1/50	4,105,000	4,135,602
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series A-1
4.00%, due 5/1/53 (a)	4,555,000	4,334,469
Series E-1
5.00%, due 2/1/54 (a)	4,160,000	4,146,740
Series E-2
5.228%, due 2/1/54	27,500,000	27,298,516
Series C
5.25%, due 1/1/54 (a)	22,825,000	22,345,184
Series A-2
5.508%, due 12/1/53	14,250,000	14,383,205
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A, Insured: BAM
3.00%, due 4/1/44	2,075,000	1,428,697
Series A
4.00%, due 4/1/49	5,000,000	3,963,353
California Infrastructure & Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
3.65%, due 1/1/50 (a)(b)(c)	8,600,000	8,552,116
California Infrastructure & Economic Development Bank, Clean Water and Drinking Water, Revenue Bonds
4.00%, due 10/1/40	5,100,000	4,728,867
4.00%, due 10/1/42	1,500,000	1,374,224
4.00%, due 10/1/45	7,400,000	6,675,924
California Municipal Finance Authority, Community Health System, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/41	2,500,000	2,200,828

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	$ 1,570,000	$ 1,612,824
Insured: BAM
5.00%, due 5/15/36	3,400,000	3,481,483
Insured: BAM
5.00%, due 5/15/39	8,215,000	8,281,183
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/51	15,000,000	13,058,909
California State University, Systemwide, Revenue Bonds
Series C
3.00%, due 11/1/40	6,000,000	4,575,510
Series A
5.00%, due 11/1/42	9,725,000	9,826,649
Carlsbad Unified School District, Election of 2018, Unlimited General Obligation
Series B
3.00%, due 8/1/46	2,725,000	1,877,669
Center Joint Unified School District, Election of 2008, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 8/1/51	4,750,000	3,140,934
Chabot-Las Positas Community College District, Unlimited General Obligation
Series C
5.25%, due 8/1/48	5,000,000	5,248,282
City of Escondido, Unlimited General Obligation
5.00%, due 9/1/36	4,000,000	4,069,396
City of Long Beach, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/44	6,070,000	6,250,954
City of Los Angeles, Department of Airports, Revenue Bonds (c)
Series D
3.00%, due 5/15/39	170,000	155,248
	Principal Amount	Value

California (continued)
City of Los Angeles, Department of Airports, Revenue Bonds (c) (continued)
Series D
4.00%, due 5/15/40	$ 2,200,000	$ 1,902,207
Series A
5.00%, due 5/15/44	3,535,000	3,411,745
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien
Series C
4.00%, due 5/15/50 (c)	11,000,000	8,942,228
Series A
4.75%, due 5/15/40 (c)	6,000,000	5,726,471
Series A
5.00%, due 5/15/33 (c)	3,330,000	3,323,518
Series G
5.00%, due 5/15/47 (c)	3,250,000	3,138,193
Series I
5.00%, due 5/15/48	5,800,000	5,915,238
Series G
5.50%, due 5/15/36 (c)	15,175,000	16,111,900
Series G
5.50%, due 5/15/39 (c)	3,250,000	3,374,361
Series G
5.50%, due 5/15/40 (c)	6,700,000	6,944,856
Series H
5.50%, due 5/15/47 (c)	8,150,000	8,289,320
City of Los Angeles, Wastewater System, Revenue Bonds
Series A
5.00%, due 6/1/43	3,000,000	2,999,951
Coalinga-Huron Joint Unified School District, Election of 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/48	4,985,000	5,010,965
El Camino Community College District Foundation (The), Election of 2002, Unlimited General Obligation
Series C
(zero coupon), due 8/1/38	11,750,000	5,749,975
Fontana Public Facilities Financing Authority, City of Fontana, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/32	1,320,000	1,329,263
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Fresno Unified School District, Unlimited General Obligation
Series B
3.00%, due 8/1/43	$ 7,500,000	$ 5,388,982
Irvine Facilities Financing Authority, Community Facilities District No. 2013-3, Special Tax
Series A, Insured: BAM
5.00%, due 9/1/48	8,500,000	8,684,937
Irvine Facilities Financing Authority, Gateway Preserve Land Acquisition Project, Revenue Bonds
Series A
5.25%, due 5/1/43	3,800,000	3,853,854
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
5.25%, due 8/1/43	4,450,000	4,592,116
Live Oak Elementary School District, Certificate of Participation
Insured: AGM
5.00%, due 8/1/39	2,455,000	2,493,813
Long Beach Unified School District, Unlimited General Obligation
Series D-1
(zero coupon), due 8/1/30	4,450,000	3,291,773
Los Angeles Unified School District, Unlimited General Obligation
Series C
4.00%, due 7/1/33	2,750,000	2,760,463
Series C
4.00%, due 7/1/38	5,750,000	5,416,487
Series A
5.00%, due 7/1/32	7,080,000	7,674,275
Series A
5.00%, due 7/1/33	7,620,000	8,233,997
Los Angeles Unified School District, Election of 2008, Unlimited General Obligation
Series B-1, Insured: AGM-CR
5.25%, due 7/1/42	41,155,000	42,510,942
	Principal Amount	Value

California (continued)
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series C
4.23%, due 7/1/47	$ 12,850,000	$ 12,823,745
Modesto Irrigation District, Domestic Water Project, Revenue Bonds
Series F, Insured: NATL-RE
4.38%, due 9/1/27	5,805,000	5,731,511
Moreno Valley Unified School District, Election 2014, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/46	4,750,000	3,273,000
Murrieta Valley Unified School District, Election of 2014, Unlimited General Obligation
5.25%, due 9/1/51	9,700,000	9,922,329
Napa Valley Community College District, Unlimited General Obligation
4.00%, due 8/1/29	5,250,000	5,268,081
4.00%, due 8/1/32	5,250,000	5,233,660
North Lake Tahoe Public Financing Authority, Health & Human Services Center, Revenue Bonds
4.50%, due 12/1/52	4,350,000	4,126,556
Oak Grove School District, Unlimited General Obligation
Series A-2, Insured: BAM
5.00%, due 8/1/52	4,330,000	4,416,965
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/27	1,160,000	1,181,525
Insured: AGM
5.00%, due 8/1/28	1,755,000	1,784,307
Insured: AGM
5.00%, due 8/1/29	2,285,000	2,318,371
Ocean View School District of Orange County, Unlimited General Obligation
Series C, Insured: AGM
3.00%, due 8/1/47	4,250,000	2,845,090

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Ontario Montclair School District, Election of 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/46	$ 3,250,000	$ 3,291,534
Orange County Sanitation District, Revenue Bonds
Series A
5.00%, due 2/1/30	8,500,000	8,585,560
Palomar Community College District, Election of 2006, Unlimited General Obligation
Series D
5.25%, due 8/1/45	10,000,000	10,220,895
Panama-Buena Vista Union School District, Election of 2022, Unlimited General Obligation
0.05%, due 8/1/24	4,170,000	4,028,382
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/47	3,000,000	3,063,250
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/36	2,750,000	2,858,079
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	15,950,000	15,517,032
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2, Special Assessment
Series A
5.00%, due 10/1/36	3,195,000	3,262,755
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.50%, due 8/1/47	8,840,000	9,207,797
Series A, Insured: BAM
5.50%, due 8/1/52	14,920,000	15,508,988
	Principal Amount	Value

California (continued)
Sacramento Municipal Utility District, Revenue Bonds
Series H
4.00%, due 8/15/45	$ 5,200,000	$ 4,627,188
San Bernardino City Unified School District, Election of 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/44	5,650,000	3,897,009
San Diego County Regional Airport Authority, Revenue Bonds
Series B
5.00%, due 7/1/33 (c)	4,990,000	5,124,836
San Diego Public Facilities Financing Authority, Water Utility, Revenue Bonds
Series A
5.25%, due 8/1/48	5,250,000	5,523,689
San Diego Unified School District, Election of 2012, Unlimited General Obligation
Series R-2
(zero coupon), due 7/1/41	11,000,000	9,021,702
Series M-2
3.00%, due 7/1/50	10,000,000	6,674,914
Series B-4
5.00%, due 7/1/40	4,570,000	4,864,021
Series I
5.00%, due 7/1/41	3,750,000	3,826,521
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series (c)
Series C
5.00%, due 5/1/33 (d)	35,000,000	35,887,320
Series A
5.00%, due 5/1/34	7,350,000	7,509,762
Series E
5.00%, due 5/1/50	46,725,000	44,649,644
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds (c)
Series A
5.00%, due 5/1/44	10,740,000	10,353,116
Series A
5.00%, due 5/1/49	5,330,000	5,115,391
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/49	$ 3,220,000	$ 3,226,075
San Jose Evergreen Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 9/1/41	1,065,000	796,917
San Leandro Unified School District, Election of 2020, Unlimited General Obligation
Series B
5.25%, due 8/1/48	10,900,000	11,345,643
San Marcos Schools Financing Authority, San Marcos Unified School District, Revenue Bonds
Insured: AGM
5.00%, due 8/15/34	1,000,000	1,033,181
San Mateo Union High School District, Capital Appreciation, Election of 2010, Unlimited General Obligation
Series A
(zero coupon), due 9/1/41	6,750,000	6,073,990
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/33	14,955,000	9,198,107
Silicon Valley Clean Water, Revenue Bonds
Series A
0.25%, due 3/1/24	7,300,000	7,143,416
Southern California Public Power Authority, Southern Transmissional System Renewal Project, Revenue Bonds
Series A-1
5.25%, due 7/1/53	41,725,000	43,747,995
State of California, Various Purpose, Unlimited General Obligation
3.00%, due 10/1/36	5,810,000	4,867,810
3.00%, due 10/1/37	8,565,000	7,025,998
3.00%, due 4/1/52	5,590,000	3,913,556
	Principal Amount	Value

California (continued)
State of California, Various Purpose, Unlimited General Obligation (continued)
4.00%, due 3/1/36	$ 30,200,000	$ 29,757,742
4.00%, due 10/1/36	3,150,000	3,030,300
4.00%, due 10/1/37	10,800,000	10,329,503
4.00%, due 10/1/39	5,775,000	5,458,631
5.00%, due 11/1/28	3,845,000	3,849,641
5.00%, due 11/1/28	3,655,000	3,658,256
Series B
5.00%, due 11/1/32	30,350,000	33,297,753
5.00%, due 9/1/41	6,150,000	6,413,742
5.00%, due 10/1/41	16,065,000	16,712,813
5.00%, due 9/1/42	10,000,000	10,432,688
5.00%, due 4/1/47	10,500,000	10,814,782
Stockton Unified School District, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/42	4,400,000	4,414,886
Sunnyvale School District, Election of 2013, Unlimited General Obligation
Series C
3.00%, due 9/1/44	6,750,000	4,856,489
Tahoe-Truckee Unified School District, Election 2014, Unlimited General Obligation
Series B
5.00%, due 8/1/41	1,950,000	1,976,120
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series D
3.00%, due 8/1/47	5,000,000	3,526,353
Twin Rivers Unified School District, Election 2006, Unlimited General Obligation
Series 2008, Insured: AGM
(zero coupon), due 8/1/32	4,370,000	2,943,146
University of California, Revenue Bonds
Series AO
3.25%, due 5/15/29	6,750,000	6,436,725
Series AR
5.00%, due 5/15/41	12,260,000	12,340,215
Series BN
5.50%, due 5/15/40	10,000,000	11,034,962

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Val Verde Unified School District, Election of 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/47	$ 8,910,000	$ 5,876,576
Vista Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 8/1/48	6,000,000	6,184,451
Yosemite Community College District, Unlimited General Obligation
Series D
(zero coupon), due 8/1/42	17,500,000	12,100,669
		959,144,106
Colorado 2.4%
Arapahoe County School District No. 5, Cherry Creek, Unlimited General Obligation
Series B, Insured: State Aid Withholding
2.30%, due 12/15/28	5,790,000	5,062,598
City & County of Denver, Airport System, Revenue Bonds (c)
Series A
5.00%, due 12/1/25	4,370,000	4,410,364
Series A
5.00%, due 12/1/34	6,000,000	6,115,847
Series A
5.00%, due 12/1/36	12,115,000	11,883,979
Series A
5.00%, due 12/1/37	11,000,000	10,774,205
Series A
5.00%, due 12/1/43	10,940,000	10,534,160
Series A
5.00%, due 12/1/48	3,790,000	3,553,223
Series A
5.50%, due 11/15/27	6,000,000	6,001,106
Series A
5.50%, due 11/15/35	5,250,000	5,580,260
Series A
5.50%, due 11/15/40	17,760,000	18,460,337
Series D
5.75%, due 11/15/38	3,000,000	3,214,185
	Principal Amount	Value

Colorado (continued)
City & County of Denver, Airport System, Revenue Bonds (c) (continued)
Series D
5.75%, due 11/15/45	$ 7,100,000	$ 7,448,641
City & County of Denver, Convention Center Expansion Project, Certificate of Participation
Series A
5.375%, due 6/1/43	4,250,000	4,313,630
City of Colorado Springs, Utilities System, Revenue Bonds
Series A-2
5.00%, due 11/15/44	2,750,000	2,762,742
Series B
5.25%, due 11/15/52	11,150,000	11,464,820
Colorado Health Facilities Authority, AdventHealth, Revenue Bonds
Series A
3.00%, due 11/15/51	4,500,000	2,906,743
Series A
4.00%, due 11/15/48	28,000,000	23,151,512
Denver City & County School District No. 1, Unlimited General Obligation
Insured: State Aid Withholding
4.00%, due 12/1/31	6,000,000	5,926,192
Denver Convention Center Hotel Authority, Revenue Bonds, Senior Lien
5.00%, due 12/1/36	1,000,000	949,074
Regional Transportation District Sales Tax, Fastracks Project, Revenue Bonds
Series A
5.00%, due 11/1/31	6,500,000	7,048,603
State of Colorado, Certificate of Participation
6.00%, due 12/15/40	5,025,000	5,606,095
6.00%, due 12/15/41	4,560,000	5,071,421
Vista Ridge Metropolitan District, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/31	1,250,000	1,281,459
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Weld County School District No. RE-4, Unlimited General Obligation
Insured: State Aid Withholding
5.25%, due 12/1/41	$ 8,250,000	$ 8,399,574
Insured: State Aid Withholding
5.25%, due 12/1/47	14,150,000	14,636,462
		186,557,232
Connecticut 1.6%
City of Bridgeport, Unlimited General Obligation
Series D, Insured: AGM
5.00%, due 8/15/35	2,590,000	2,613,062
Series D, Insured: AGM
5.00%, due 8/15/36	2,590,000	2,604,666
City of Hartford, Unlimited General Obligation
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/32	6,370,000	6,446,920
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/34	2,250,000	2,276,203
State of Connecticut, Unlimited General Obligation
Series A
3.00%, due 1/15/37	6,420,000	5,145,772
Series F
5.00%, due 9/15/28	6,610,000	6,994,579
Series A
5.00%, due 3/15/29	5,300,000	5,359,908
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
Series A
5.00%, due 9/1/33	10,950,000	11,187,082
Series A
5.25%, due 7/1/40	20,420,000	21,806,326
Series A
5.25%, due 7/1/41	21,480,000	22,822,500
Series A
5.25%, due 7/1/42	25,220,000	26,637,112
	Principal Amount	Value

Connecticut (continued)
State of Connecticut Clean Water Fund, State Revolving Fund, Revenue Bonds
Series A
5.00%, due 5/1/33	$ 2,250,000	$ 2,335,756
Town of North Branford, Unlimited General Obligation
5.00%, due 8/2/24	9,500,000	9,563,675
		125,793,561
Delaware 0.0% ‡
Delaware State Health Facilities Authority, Christiana Care Health System, Revenue Bonds
Series A
5.00%, due 10/1/36	3,185,000	3,282,305
District of Columbia 2.6%
District of Columbia, Water & Sewer Authority, Revenue Bonds, Sub. Lien
Series C
4.00%, due 10/1/32	6,975,000	6,787,808
District of Columbia, Unlimited General Obligation
Series D
5.00%, due 6/1/32	3,500,000	3,510,407
Series A
5.00%, due 10/15/44	11,255,000	11,448,791
Series A
5.25%, due 1/1/48	13,850,000	14,368,871
District of Columbia, Revenue Bonds
Series A
5.00%, due 7/1/36	7,675,000	8,230,985
Series A
5.50%, due 7/1/47	28,705,000	30,367,878
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 10/1/52	20,435,000	16,959,456
Series B
6.50%, due 10/1/44	6,040,000	6,373,628
Series B
6.50%, due 10/1/44	2,600,000	2,743,615

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Second Lien
Series C, Insured: AGC
6.50%, due 10/1/41	$ 6,730,000	$ 7,222,857
Metropolitan Washington Airports Authority, Revenue Bonds (c)
Series A
5.00%, due 10/1/28	2,700,000	2,696,221
Series A
5.00%, due 10/1/29	25,250,000	25,206,542
Series A
5.00%, due 10/1/35	3,955,000	3,963,668
Series A
5.00%, due 10/1/36	3,750,000	3,757,515
Series A
5.00%, due 10/1/43	6,000,000	5,814,312
Series A
5.25%, due 10/1/48	5,000,000	4,965,413
Washington Metropolitan Area Transit Authority, Green bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/15/36	5,175,000	4,252,595
Series A
4.00%, due 7/15/39	5,600,000	5,081,910
Series A
5.50%, due 7/15/51	13,275,000	13,937,594
Washington Metropolitan Area Transit Authority, Green bond, Revenue Bonds, Second Lien
Series A
5.00%, due 7/15/44	4,500,000	4,593,353
Series A
5.00%, due 7/15/48	6,105,000	6,174,778
Series A
5.25%, due 7/15/53	16,225,000	16,618,567
		205,076,764
Florida 4.6%
City of Cape Coral, Water & Sewer, Revenue Bonds
Insured: BAM
4.00%, due 10/1/42	7,000,000	6,088,345
	Principal Amount	Value

Florida (continued)
City of Fort Lauderdale, Parks and Recreation Project, Unlimited General Obligation
Series A
5.00%, due 7/1/48	$ 4,255,000	$ 4,337,997
City of Gainesville, Utilities System, Revenue Bonds
Series A
5.00%, due 10/1/44	14,645,000	14,742,870
City of Miami, Beach Parking, Revenue Bonds
Insured: BAM
5.00%, due 9/1/40	510,000	510,023
City of South Miami, Miami Health Facilities Authority, Inc., Revenue Bonds
5.00%, due 8/15/42	17,115,000	16,577,118
City of Tampa, Revenue Bonds
Series C, Insured: BAM
3.00%, due 10/1/36	4,440,000	3,641,141
City of Tampa, BayCare, Revenue Bonds
Series A
5.00%, due 11/15/46	6,000,000	5,737,061
County of Brevard, Solid Waste Management System, Revenue Bonds
5.50%, due 9/1/53	8,720,000	8,965,040
County of Broward, Tourist Development Tax, Revenue Bonds
4.00%, due 9/1/40	5,000,000	4,319,407
County of Broward, Airport System, Revenue Bonds
5.00%, due 10/1/42 (c)	5,045,000	4,893,229
County of Lee, Airport, Revenue Bonds (c)
Series A
5.00%, due 10/1/24	3,785,000	3,801,614
Series A
5.00%, due 10/1/24	815,000	818,577
Series A
5.00%, due 10/1/29	11,000,000	11,246,191
Series A
5.00%, due 10/1/30	8,030,000	8,189,583
Series B
5.00%, due 10/1/37	3,750,000	3,676,534
Series B
5.00%, due 10/1/46	4,750,000	4,512,847
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade, Water & Sewer System, Revenue Bonds
Insured: BAM
3.00%, due 10/1/36	$ 2,100,000	$ 1,672,572
Series B
4.00%, due 10/1/38	5,000,000	4,565,636
Series B, Insured: BAM
4.00%, due 10/1/49	39,630,000	32,702,724
Series B
5.00%, due 10/1/33	4,250,000	4,299,719
County of Miami-Dade, Transit System, Revenue Bonds
3.00%, due 7/1/37	4,000,000	3,143,155
County of Miami-Dade, Aviation, Revenue Bonds
Series A
5.00%, due 10/1/38 (c)	4,650,000	4,545,648
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.75%, due 9/1/54	17,500,000	18,293,289
County of Sarasota, Utility System, Revenue Bonds
5.25%, due 10/1/52	12,795,000	13,237,631
Florida Municipal Power Agency, All-Requirements Power Supply Project, Revenue Bonds
Series A
5.00%, due 10/1/26	3,500,000	3,601,184
Greater Orlando Aviation Authority, Revenue Bonds
Series A
5.00%, due 10/1/33 (c)	1,205,000	1,222,824
Hillsborough County Aviation Authority, Tampa International Airport, Revenue Bonds
Series A
5.00%, due 10/1/47 (c)	7,000,000	6,701,966
Miami-Dade County Health Facilities Authority, Nicklaus Children's Hospital Project, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 8/1/46	5,000,000	4,123,516
	Principal Amount	Value

Florida (continued)
North Broward Hospital District, Revenue Bonds
Series B
5.00%, due 1/1/42	$ 6,500,000	$ 6,144,775
Orange County Health Facilities Authority, Orlando Health, Revenue Bonds
Series A
4.00%, due 10/1/49	3,530,000	2,875,310
4.00%, due 10/1/52	7,000,000	5,636,053
Series A
5.00%, due 10/1/39	2,875,000	2,788,365
School Board of Miami-Dade County (The), Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 3/15/35	6,060,000	6,541,498
Series A, Insured: BAM
5.00%, due 3/15/47	8,240,000	8,374,317
Series A, Insured: BAM
5.00%, due 3/15/52	5,755,000	5,781,123
School District of Broward County, Certificate of Participation
Series A, Insured: AGM
5.00%, due 7/1/27	3,750,000	3,814,326
South Broward Hospital District, Revenue Bonds
Series A
3.00%, due 5/1/51	8,000,000	5,025,525
Series A, Insured: BAM
3.00%, due 5/1/51	21,200,000	13,929,362
4.00%, due 5/1/48	4,750,000	3,813,033
South Florida Water Management District, Certificate of Participation
5.00%, due 10/1/34	12,955,000	13,217,818
State of Florida, Department of Transportation Turnpike System, Revenue Bonds
Series B
3.00%, due 7/1/49	3,750,000	2,557,459
Series C
3.00%, due 7/1/51	8,150,000	5,509,072
Series A
3.50%, due 7/1/29	7,250,000	6,918,745
Series A
4.00%, due 7/1/32	4,250,000	4,219,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
State of Florida, Capital Outlay, Unlimited General Obligation
Series C
3.15%, due 6/1/29	$ 4,750,000	$ 4,442,350
Series C
4.00%, due 6/1/32	3,400,000	3,408,641
Tampa Bay Water, Revenue Bonds
Series A
5.00%, due 10/1/26	5,780,000	5,896,590
Village Community Development District No. 8, Special Assessment
Insured: AGM
3.50%, due 5/1/40	4,945,000	4,055,949
Volusia County Educational Facility Authority, Embry-Riddle Aeronautical University, Revenue Bonds
Series A
5.00%, due 10/15/49	3,650,000	3,527,077
West Palm Beach Community Redevelopment Agency, City center community redevelopment, Tax Allocation
Insured: AGM-CR
5.00%, due 3/1/34	8,450,000	8,981,196
Insured: AGM-CR
5.00%, due 3/1/35	9,020,000	9,556,003
Wildwood Utility Dependent District, Revenue Bonds
Insured: AGM
5.25%, due 10/1/43	10,250,000	10,531,459
Insured: AGM
5.50%, due 10/1/53	14,000,000	14,338,762
		362,051,587
Georgia 2.6%
Augusta Development Authority, WellStar Health System Project, Revenue Bonds
Series A, Insured: AGM
5.125%, due 4/1/53	5,400,000	5,343,548
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series A
4.00%, due 7/1/44	10,935,000	9,445,752
	Principal Amount	Value

Georgia (continued)
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds (continued)
Series A
4.00%, due 7/1/49	$ 15,325,000	$ 12,920,604
City of Atlanta, Airport Passenger Facility Charge, Revenue Bonds, Sub. Lien
Series D
4.00%, due 7/1/35 (c)	13,820,000	12,917,959
City of Atlanta, Water & Wastewater, Revenue Bonds
Series C
4.00%, due 11/1/37	4,750,000	4,363,603
5.00%, due 11/1/29	4,250,000	4,311,457
City of Atlanta, Department of Aviation, Revenue Bonds (c)
Series C
5.00%, due 1/1/27	2,750,000	2,753,640
Series C
5.00%, due 1/1/28	2,250,000	2,252,978
Series C
5.00%, due 1/1/29	2,000,000	2,002,647
City of Atlanta, Public Improvement, Unlimited General Obligation
Series A-1
5.00%, due 12/1/42	11,750,000	12,172,499
City of Dalton (The), Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/30	2,055,000	2,079,548
Dalton Whitfield County Joint Development Authority, Hamilton Health Care System, Revenue Bonds
4.00%, due 8/15/48	4,375,000	3,622,891
Development Authority of Appling County, Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/38 (a)	2,500,000	2,366,667
Development Authority of Burke County (The), Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/40 (a)	6,315,000	5,978,200
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Development Authority of Monroe County (The), Oglethorpe Power Corp. Scherer Project, Revenue Bonds
Series A
1.50%, due 1/1/39 (a)	$ 3,250,000	$ 3,076,667
Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Revenue Bonds
Series A
2.50%, due 2/15/51	8,500,000	4,658,146
Georgia Ports Authority, Revenue Bonds
4.00%, due 7/1/47	3,000,000	2,545,472
5.25%, due 7/1/39	2,500,000	2,642,795
5.25%, due 7/1/43	4,695,000	4,896,398
5.25%, due 7/1/52	4,750,000	4,879,612
Griffin-Spalding County Hospital Authority, WellStar Health System, Revenue Bonds
4.00%, due 4/1/42	3,500,000	3,017,126
Main Street Natural Gas, Inc., Revenue Bonds
Series C
4.00%, due 3/1/50 (a)	2,500,000	2,429,224
Series C
4.00%, due 5/1/52 (a)	6,960,000	6,529,042
Series A
4.00%, due 7/1/52 (a)	21,645,000	20,832,464
Series A
4.00%, due 9/1/52 (a)	21,190,000	19,711,175
Series A
5.00%, due 5/15/34	2,750,000	2,713,417
Series A
5.00%, due 5/15/37	2,265,000	2,187,939
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 1/1/41	2,545,000	2,250,256
Series A
4.00%, due 1/1/49	4,850,000	3,920,410
Series A
5.00%, due 1/1/45	2,185,000	2,130,346
Series A, Insured: BAM
5.00%, due 1/1/45	3,050,000	3,016,158
	Principal Amount	Value

Georgia (continued)
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project, Revenue Bonds
Series B
4.00%, due 1/1/49	$ 5,500,000	$ 4,293,489
Series A
5.00%, due 1/1/39	10,000,000	9,752,894
Municipal Electric Authority of Georgia, Power, Revenue Bonds
Series HH
5.00%, due 1/1/36	3,515,000	3,551,862
Series GG
5.00%, due 1/1/43	3,000,000	2,933,924
Series HH
5.00%, due 1/1/44	2,700,000	2,642,747
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A
5.25%, due 7/1/64	6,500,000	6,265,742
		203,409,298
Guam 0.1%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 1/1/46	6,000,000	5,501,979
Series A
5.00%, due 1/1/50	1,660,000	1,491,581
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/44	655,000	631,111
		7,624,671
Hawaii 0.6%
City & County of Honolulu, Wastewater System, Revenue Bonds, Senior Lien
Series B
4.00%, due 7/1/29	8,450,000	8,419,981
City & County of Honolulu, Unlimited General Obligation
Series C
4.00%, due 10/1/31	5,500,000	5,454,204
Series B
5.00%, due 10/1/25	3,725,000	3,805,495
Series D
5.00%, due 3/1/26	2,500,000	2,568,024

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hawaii (continued)
State of Hawaii, Unlimited General Obligation
Series FH
4.00%, due 10/1/30	$ 12,250,000	$ 12,165,667
Series FB
4.00%, due 4/1/31	6,300,000	6,247,913
Series FK
4.00%, due 5/1/32	4,300,000	4,234,870
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
Insured: AGM-CR
3.50%, due 10/1/49 (c)	5,675,000	3,983,363
		46,879,517
Idaho 0.0% ‡
Boise State University, Revenue Bonds
Series A
5.25%, due 4/1/53	3,600,000	3,636,744
Illinois 7.4%
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/26	17,245,000	14,821,867
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/27	7,000,000	7,087,276
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.75%, due 4/1/48	17,500,000	17,599,071
6.00%, due 4/1/46	16,560,000	16,659,637
Chicago Midway International Airport, Revenue Bonds, Second Lien
Series B
5.00%, due 1/1/26	2,880,000	2,887,733
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 1/1/36	8,100,000	7,732,224
	Principal Amount	Value

Illinois (continued)
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien (continued)
Series A
4.00%, due 1/1/36	$ 12,500,000	$ 11,932,444
Series A, Insured: BAM
4.00%, due 1/1/43 (c)	7,250,000	6,106,784
Series D, Insured: AGM
5.00%, due 1/1/38	4,750,000	4,868,722
Series D
5.00%, due 1/1/52 (c)	3,250,000	3,001,221
Series F
5.25%, due 1/1/29	3,060,000	3,166,627
Series A, Insured: AGM
5.50%, due 1/1/53 (c)	23,525,000	23,645,500
Chicago O'Hare International Airport, General, Revenue Bonds
Series A
5.00%, due 1/1/31 (c)	8,500,000	8,428,106
Series B
5.00%, due 1/1/33	3,600,000	3,575,826
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series A
5.00%, due 1/1/30	2,665,000	2,656,982
Chicago Park District, Limited Tax, Limited General Obligation
Series C
4.00%, due 1/1/35	4,000,000	3,695,004
Series B
5.00%, due 1/1/25	2,140,000	2,142,535
Series A
5.00%, due 1/1/28	1,000,000	1,006,919
Series A
5.00%, due 1/1/31	1,000,000	1,005,806
Series A
5.00%, due 1/1/35	2,000,000	2,008,389
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds, Second Lien
5.00%, due 12/1/46	4,530,000	4,359,662
City of Chicago, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	265,000	232,910
5.00%, due 11/1/29	1,700,000	1,708,766
Series 2, Insured: AGM
5.00%, due 11/1/32	4,000,000	4,084,160
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago, Waterworks, Revenue Bonds, Second Lien (continued)
Series 2, Insured: AGM
5.00%, due 11/1/33	$ 8,550,000	$ 8,739,073
Series 2, Insured: AGM
5.00%, due 11/1/38	2,750,000	2,719,091
Insured: AGM
5.25%, due 11/1/33	4,000,000	4,145,516
Insured: AGM
5.25%, due 11/1/34	1,860,000	1,924,545
Insured: AGM
5.25%, due 11/1/35	2,275,000	2,344,885
Series A, Insured: AGM
5.25%, due 11/1/48	5,000,000	5,048,406
Series A, Insured: AGM
5.50%, due 11/1/62	7,000,000	7,266,659
City of Chicago, Unlimited General Obligation
Series B
4.00%, due 1/1/38	4,750,000	4,058,364
Series A
5.00%, due 1/1/32	1,400,000	1,423,560
Series A
5.00%, due 1/1/33	1,425,000	1,448,728
Series A
5.50%, due 1/1/40	4,650,000	4,689,646
Series A
5.50%, due 1/1/49	8,550,000	8,355,703
Series A
6.00%, due 1/1/38	39,050,000	40,007,690
Series A, Insured: BAM
6.00%, due 1/1/38	5,000,000	5,163,942
City of Chicago, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/28	1,000,000	1,000,679
Series B, Insured: AGM-CR
5.00%, due 1/1/30	6,435,000	6,475,474
Insured: BAM
5.00%, due 1/1/44	11,240,000	10,770,815
Series A, Insured: AGM
5.25%, due 1/1/42	3,750,000	3,788,887
City of Chicago, Motor Fuel Tax, Revenue Bonds
Insured: AGM
5.00%, due 1/1/33	3,770,000	3,775,614
	Principal Amount	Value

Illinois (continued)
City of Chicago Heights, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 12/1/34	$ 1,865,000	$ 1,956,821
Cook County High School District No. 209, Proviso Township, Limited General Obligation
Series B, Insured: AGM
4.00%, due 12/1/38	3,000,000	2,651,495
County of Cook, Unlimited General Obligation
Series A
5.00%, due 11/15/24	3,750,000	3,784,443
Illinois Finance Authority, Northwestern Memorial Healthcare, Revenue Bonds
Series A
4.00%, due 7/15/47	16,660,000	13,835,730
Illinois Municipal Electric Agency, Revenue Bonds
Series A
4.00%, due 2/1/34	5,650,000	5,224,647
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.25%, due 6/15/31	4,000,000	4,017,509
Illinois State Toll Highway Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/34	3,250,000	3,249,619
Series B
5.00%, due 1/1/41	6,000,000	6,020,026
Illinois State Toll Highway Authority, Revenue Bonds
Series A
5.00%, due 1/1/37	5,000,000	5,000,133
Lake County Community High School District No. 115, Lake Forest, Unlimited General Obligation
4.25%, due 11/1/41	7,260,000	6,735,006
4.50%, due 11/1/42	7,585,000	7,210,357
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 6/15/35	20,150,000	11,415,733

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds (continued)
Series A, Insured: NATL-RE
(zero coupon), due 6/15/36	$ 30,550,000	$ 16,230,063
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	13,720,000	4,730,161
Rock Island County Public Building Commission, County of Rock Island, Revenue Bonds
Insured: AGM
5.00%, due 12/1/36	2,145,000	2,193,375
Sales Tax Securitization Corp., Revenue Bonds
Series A
4.00%, due 1/1/48	10,000,000	8,084,490
Series A, Insured: BAM
4.00%, due 1/1/48	9,500,000	7,765,611
Series C
5.00%, due 1/1/25	4,000,000	4,044,765
Series A
5.00%, due 1/1/28	3,685,000	3,815,269
Series C
5.25%, due 1/1/34	7,500,000	7,749,797
Series C, Insured: BAM
5.25%, due 1/1/48	32,200,000	32,298,635
Sangamon County School District No. 186, Springfield, Unlimited General Obligation
Insured: AGM
5.50%, due 6/1/58	9,475,000	9,628,699
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
5.00%, due 4/1/26	1,175,000	1,186,458
Series B, Insured: BAM
5.00%, due 4/1/29	1,620,000	1,630,933
Series B, Insured: BAM
5.00%, due 4/1/30	1,000,000	1,005,932
State of Illinois, Unlimited General Obligation
Insured: BAM
4.00%, due 6/1/41	6,450,000	5,561,256
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series D
5.00%, due 11/1/26	$ 7,375,000	$ 7,514,747
5.00%, due 2/1/27	3,980,000	4,062,368
Series D
5.00%, due 11/1/27	10,000,000	10,249,154
5.00%, due 1/1/28	5,155,000	5,221,428
Series D
5.00%, due 11/1/28	6,280,000	6,422,293
5.00%, due 5/1/29	2,660,000	2,641,895
Series A
5.00%, due 12/1/34	4,500,000	4,531,839
5.25%, due 2/1/32	8,550,000	8,490,464
Series A
5.50%, due 3/1/47	4,750,000	4,778,180
5.75%, due 5/1/45	4,250,000	4,337,014
Series A
6.00%, due 5/1/27	8,190,000	8,624,882
State of Illinois, Sales Tax, Revenue Bonds, Junior Lien
Series C
5.00%, due 6/15/30	3,000,000	3,093,561
State of Illinois, Build America Bonds, Unlimited General Obligation
Series 4, Insured: AGM-CR
6.875%, due 7/1/25	6,335,000	6,405,913
United City of Yorkville, Special Tax
Insured: AGM
5.00%, due 3/1/32	3,017,000	3,054,458
Village of Bellwood, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/29	1,500,000	1,530,172
Village of Rosemont, Corporate Purpose, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/40	6,790,000	6,866,827
Village of Schaumburg, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/41	32,050,000	28,656,142
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Will County School District No. 114, Manhattan, Unlimited General Obligation
Insured: BAM
5.50%, due 1/1/49	$ 6,210,000	$ 6,415,621
		577,485,369
Indiana 0.9%
Greater Clark Building Corp., Revenue Bonds
Insured: State Intercept
6.00%, due 7/15/38	5,700,000	6,297,556
Indiana Finance Authority, Indiana University Health, Revenue Bonds
Series L
0.70%, due 12/1/46 (a)	5,000,000	4,528,777
Series A
5.00%, due 10/1/41	7,750,000	7,927,895
Series A
5.00%, due 10/1/42	12,220,000	12,408,124
Series A
5.00%, due 10/1/46	4,000,000	3,950,716
Indiana Finance Authority, CWA Authority, Inc., Revenue Bonds, First Lien
Series B
5.25%, due 10/1/47	13,695,000	13,881,026
Indiana Housing & Community Development Authority, Revenue Bonds
Series A-1, Insured: GNMA / FNMA / FHLMC
5.75%, due 7/1/53	2,745,000	2,816,684
Indiana Municipal Power Agency, Revenue Bonds
Series A
5.00%, due 1/1/42	15,425,000	15,372,637
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds
Series C
5.00%, due 1/1/52	6,350,000	6,379,182
		73,562,597
	Principal Amount	Value

Iowa 0.3%
Ames Community School District, Unlimited General Obligation
1.875%, due 6/1/36	$ 4,000,000	$ 2,779,372
1.875%, due 6/1/37	4,000,000	2,643,909
City of Des Moines, Unlimited General Obligation
Series F
2.00%, due 6/1/37	4,450,000	3,066,722
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49 (a)	8,175,000	8,121,417
Waukee Community School District, Unlimited General Obligation
Series B
2.00%, due 6/1/37	4,265,000	2,843,582
		19,455,002
Kansas 0.1%
City of Hutchinson, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	545,973
5.00%, due 12/1/28	410,000	387,773
5.00%, due 12/1/30	500,000	464,088
City of Topeka, Combined Utility, Revenue Bonds
Series A
4.00%, due 8/1/48	6,000,000	4,874,376
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,516,092
5.00%, due 9/1/35	2,550,000	2,558,356
		11,346,658
Kentucky 0.7%
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series C
4.00%, due 2/1/50 (a)	8,640,000	8,200,112
Series A-1
4.00%, due 8/1/52 (a)	9,125,000	8,434,649
Series A-2
4.758%, due 8/1/52	18,960,000	18,172,586
Series C-2
4.938%, due 12/1/49	5,750,000	5,750,815

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds
Insured: AGM-CR
4.00%, due 6/1/29	$ 3,320,000	$ 3,251,483
Louisville/Jefferson County Metropolitan Government, UofL Health Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 5/15/47	8,250,000	7,913,916
		51,723,561
Louisiana 0.3%
City of Shreveport, Unlimited General Obligation
Insured: BAM
5.00%, due 8/1/30	4,355,000	4,425,415
Ernest N Morial New Orleans Exhibition Hall Authority, Special Tax
5.50%, due 7/15/53	15,135,000	15,451,497
		19,876,912
Maine 0.0% ‡
Maine Municipal Bond Bank, Revenue Bonds
Series B
3.50%, due 11/1/29	3,700,000	3,542,626
Maryland 0.3%
County of Baltimore, Unlimited General Obligation
3.50%, due 8/1/29	8,200,000	7,849,395
County of Frederick, Public Facilities Project, Unlimited General Obligation
Series A
1.75%, due 10/1/36	5,630,000	3,868,815
State of Maryland, Department of Transportation, Revenue Bonds
Series A
3.00%, due 10/1/33	1,550,000	1,358,286
State of Maryland, State and Local Facilities Loan, Unlimited General Obligation
Series A
5.00%, due 6/1/33	4,250,000	4,667,280
	Principal Amount	Value

Maryland (continued)
State of Maryland, Unlimited General Obligation
Series A
5.00%, due 3/15/36	$ 4,010,000	$ 4,370,196
		22,113,972
Massachusetts 2.4%
City of Boston, Unlimited General Obligation
Series A
5.00%, due 11/1/38	5,750,000	6,171,955
City of Cambridge, Limited General Obligation
5.00%, due 2/15/26	2,000,000	2,063,462
City of Worcester, Limited General Obligation
Insured: AGM
3.00%, due 2/1/37	2,750,000	2,227,118
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation
Series B
3.00%, due 4/1/47	6,725,000	4,571,218
Series B
3.00%, due 2/1/48	31,045,000	20,886,887
Series B
3.00%, due 4/1/48	5,000,000	3,359,963
Series C
3.00%, due 3/1/49	13,250,000	8,816,318
Series B
3.00%, due 4/1/49	7,465,000	4,964,315
Series D
5.00%, due 7/1/25	9,500,000	9,699,889
Series A
5.00%, due 4/1/37	2,950,000	3,008,330
Series D
5.00%, due 7/1/45	20,280,000	20,581,991
Series E
5.00%, due 11/1/50	4,050,000	4,087,029
Series A
5.00%, due 5/1/53	17,010,000	17,174,698
Commonwealth of Massachusetts Transportation Fund, Rail Enhancement Program, Revenue Bonds
Series A
5.00%, due 6/1/50	14,200,000	14,320,334
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Bay Transportation Authority, Sales Tax, Revenue Bonds
Series A
(zero coupon), due 7/1/31	$ 11,500,000	$ 7,890,925
Massachusetts Development Finance Agency, Partners Healthcare System Issue, Revenue Bonds
Series O-2
5.00%, due 7/1/27	4,700,000	4,788,405
Massachusetts Development Finance Agency, Harvard University Issue, Revenue Bonds
Series B
5.00%, due 11/15/32	11,735,000	13,097,728
Massachusetts Development Finance Agency, Dana-Farber Cancer Institute, Revenue Bonds
Series N
5.00%, due 12/1/41	15,500,000	15,367,012
Massachusetts Development Finance Agency, Trustees of Boston University, Revenue Bonds
Series P
5.45%, due 5/15/59	5,305,000	5,519,998
Massachusetts School Building Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 11/15/33	8,500,000	8,732,643
Town of Middleton, Limited General Obligation
2.00%, due 12/15/39	2,675,000	1,687,973
Town of Natick, Qualified Municipal Purpose Loan, Limited General Obligation
4.00%, due 7/15/36	3,280,000	3,274,173
Town of Stoneham, Limited General Obligation
2.25%, due 1/15/39	4,430,000	2,982,388
		185,274,752
	Principal Amount	Value

Michigan 1.6%
Downriver Utility Wastewater Authority, Revenue Bonds
Insured: AGM
5.00%, due 4/1/31	$ 1,600,000	$ 1,661,634
Flat Rock Community School District, Unlimited General Obligation
Insured: Q-SBLF
5.25%, due 5/1/52	2,365,000	2,367,610
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Senior Lien
Series C
5.25%, due 7/1/34	15,350,000	15,616,720
Holly Area School District, Unlimited General Obligation
Series I, Insured: Q-SBLF
5.25%, due 5/1/48	3,415,000	3,429,348
Lapeer Community Schools, Unlimited General Obligation
Insured: AGM
5.25%, due 5/1/46	9,000,000	9,019,079
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/30	1,455,000	1,481,166
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/40	1,300,000	1,293,437
Michigan Finance Authority, McLaren Health Care Corp., Revenue Bonds
Series A
4.00%, due 2/15/44	8,500,000	7,179,844
Michigan Finance Authority, BHSH System Obligated Group, Revenue Bonds
Series A
5.00%, due 4/15/28	6,600,000	6,845,610
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Second Lien
Series C-7, Insured: NATL-RE
5.00%, due 7/1/32	2,000,000	2,010,458

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Senior Lien
Series C-3, Insured: AGM
5.00%, due 7/1/33	$ 2,500,000	$ 2,513,398
Michigan Finance Authority, Great Lakes Water Authority Water Supply System, Revenue Bonds
Series D-1, Insured: AGM
5.00%, due 7/1/35	1,750,000	1,757,667
Series D-6, Insured: NATL-RE
5.00%, due 7/1/36	6,350,000	6,362,546
Michigan Finance Authority, Beaumont Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/1/44	4,860,000	4,617,548
Michigan Finance Authority, Bronson Health Care Group, Revenue Bonds
Series A
5.00%, due 5/15/54	11,870,000	11,331,420
Michigan State Housing Development Authority, Revenue Bonds
Series A
3.75%, due 4/1/27	8,500,000	8,193,444
Southgate Community School District, Unlimited General Obligation
Series II, Insured: Q-SBLF
5.25%, due 5/1/49	9,440,000	9,588,561
State of Michigan, Trunk Line, Revenue Bonds
Series A
4.00%, due 11/15/44	31,625,000	27,669,759
		122,939,249
Minnesota 0.9%
City of Rochester, Mayo Clinic, Revenue Bonds
4.00%, due 11/15/39	16,425,000	14,782,204
	Principal Amount	Value

Minnesota (continued)
Elk River Independent School District No. 728, Unlimited General Obligation
Series A, Insured: SD CRED PROG
2.25%, due 2/1/36	$ 5,250,000	$ 3,900,852
Series A, Insured: SD CRED PROG
2.50%, due 2/1/38	9,000,000	6,497,705
Metropolitan Council, Minneapolis-St.Paul Metropolitan Area, Unlimited General Obligation
Series A
3.00%, due 3/1/29	5,500,000	5,170,421
Minneapolis-St Paul Metropolitan Airports Commission, Revenue Bonds
Series B
5.00%, due 1/1/28 (c)	5,000,000	5,073,361
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA / FNMA / FHLMC
4.25%, due 1/1/49	30,000	29,378
Moorhead Independent School District No. 152, Unlimited General Obligation
Series A, Insured: SD CRED PROG
2.50%, due 2/1/38	8,000,000	5,811,776
State of Minnesota, Unlimited General Obligation
Series B
1.625%, due 8/1/37	4,000,000	2,563,277
Series B
5.00%, due 8/1/26	11,000,000	11,377,629
White Bear Lake Independent School District No. 624, Unlimited General Obligation
Series A, Insured: SD CRED PROG
2.50%, due 2/1/39	8,300,000	5,873,195
Series A, Insured: SD CRED PROG
2.50%, due 2/1/40	8,105,000	5,620,664
Series A, Insured: SD CRED PROG
3.00%, due 2/1/43	4,060,000	2,933,603
		69,634,065
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Mississippi 0.0% ‡
Mississippi Home Corp., Single Family Mortgage Housing, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 12/1/44	$ 950,000	$ 929,016
Missouri 0.7%
Health & Educational Facilities Authority of the State of Missouri, Mercy Health, Revenue Bonds
3.00%, due 6/1/53	4,500,000	2,810,806
4.00%, due 6/1/53	9,750,000	7,724,663
5.50%, due 12/1/48	11,300,000	11,561,354
Health & Educational Facilities Authority of the State of Missouri, St Luke's Health System, Revenue Bonds
Series A
4.00%, due 11/15/48	8,500,000	6,946,306
Health & Educational Facilities Authority of the State of Missouri, CoxHealth, Revenue Bonds
Series A
4.00%, due 11/15/49	6,750,000	5,493,665
Health & Educational Facilities Authority of the State of Missouri, BJC Healthcare, Revenue Bonds
Series D
4.00%, due 1/1/58 (a)	13,000,000	10,724,665
Missouri Housing Development Commission, First Place Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/47	210,000	205,791
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Revenue Bonds
Series A
5.00%, due 12/1/31	3,000,000	3,033,098
	Principal Amount	Value

Missouri (continued)
St. Charles County School District No. R-IV, Wentzville, Unlimited General Obligation
Insured: State Aid Direct Deposit
1.875%, due 3/1/40	$ 11,145,000	$ 6,626,658
		55,127,006
Montana 0.3%
Montana Board of Housing, Single Family Mortgage, Revenue Bonds
Series B
3.40%, due 12/1/33	685,000	615,688
Series B
3.60%, due 6/1/37	890,000	758,872
Montana Facility Finance Authority, Benefis Health System Obligated Group, Revenue Bonds
5.00%, due 2/15/31	1,500,000	1,504,647
5.00%, due 2/15/33	1,320,000	1,323,111
5.00%, due 2/15/34	1,200,000	1,203,262
Montana State Board of Regents, University of Montana/Missoula, Revenue Bonds
Insured: AGM
5.25%, due 11/15/52	7,370,000	7,497,182
Silver Bow County School District No. 1, School Building, Unlimited General Obligation
4.00%, due 7/1/32	1,945,000	1,864,830
4.00%, due 7/1/33	2,020,000	1,928,028
Yellowstone County K-12, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,010,000	2,108,307
5.00%, due 7/1/30	2,000,000	2,092,135
5.00%, due 7/1/31	2,265,000	2,363,774
5.00%, due 7/1/32	2,550,000	2,654,897
		25,914,733
Nebraska 1.4%
Central Plains Energy, Nebraska Gas Project No. 4, Revenue Bonds
Series A
5.00%, due 3/1/50 (a)	42,065,000	42,194,165
County of Sarpy, Highway Allocation Fund, Limited General Obligation
1.875%, due 6/1/39	2,890,000	1,757,093

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nebraska (continued)
Metropolitan Utilities District of Omaha, Revenue Bonds
3.30%, due 12/1/29	$ 2,845,000	$ 2,634,067
3.40%, due 12/1/30	7,000,000	6,423,767
Nebraska Investment Finance Authority, Single Family Housing, Revenue Bonds
Series C
4.00%, due 9/1/48	100,000	97,768
Omaha Public Power District, Revenue Bonds
Series C
5.00%, due 2/1/43	4,500,000	4,511,659
Series A
5.25%, due 2/1/52	21,430,000	22,165,988
Omaha Public Power District, Electric System, Revenue Bonds
Series A
5.00%, due 2/1/47	19,000,000	19,361,612
Omaha School District, Unlimited General Obligation
1.75%, due 12/15/36	7,635,000	5,104,385
1.75%, due 12/15/37	6,755,000	4,310,282
		108,560,786
Nevada 1.7%
City of Reno, Capital Improvement, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 6/1/46	1,600,000	1,281,270
Clark County School District, Limited General Obligation
Series B, Insured: BAM
3.00%, due 6/15/36	5,500,000	4,425,646
County of Clark, Regional Transportation Commission of Southern Nevada Motor Fuel Tax, Revenue Bonds
Insured: AGM
4.00%, due 7/1/40	16,500,000	14,682,924
County of Clark, Limited General Obligation
4.00%, due 7/1/44	4,900,000	4,220,259
	Principal Amount	Value

Nevada (continued)
County of Clark, Stadium Improvements, Limited General Obligation
Series A
5.00%, due 6/1/43	$ 12,500,000	$ 12,624,768
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	28,845,000	23,799,346
Series B
5.00%, due 7/1/34	2,500,000	2,668,674
Series B
5.00%, due 7/1/43	25,635,000	25,754,300
Series A
5.00%, due 7/1/49	8,150,000	8,068,707
Series B
5.25%, due 7/1/49	8,000,000	8,092,111
Las Vegas Valley Water District, Limited General Obligation
5.00%, due 6/1/33	7,600,000	7,675,675
Las Vegas Valley Water District, Water Improvement, Limited General Obligation
Series A
5.00%, due 6/1/41	6,500,000	6,546,632
Series A
5.00%, due 6/1/46	14,265,000	14,312,344
		134,152,656
New Hampshire 0.1%
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire, Revenue Bonds
5.00%, due 7/1/40	7,250,000	7,268,814
New Jersey 3.2%
City of Atlantic City, Unlimited General Obligation
Series B, Insured: AGM State Aid Withholding
5.00%, due 3/1/32	2,650,000	2,705,583
New Jersey Building Authority, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/28	1,805,000	1,849,322
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds (a)(c)
Series D
1.10%, due 11/1/29	$ 6,500,000	$ 5,329,824
Series A
2.20%, due 10/1/39	12,000,000	9,771,042
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (c)
5.00%, due 1/1/28	1,000,000	1,000,431
5.50%, due 1/1/26	1,000,000	1,001,074
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	2,000,000	2,050,410
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health, Revenue Bonds
Series A
4.00%, due 7/1/36	6,500,000	6,089,842
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds
Series A
5.00%, due 7/1/38	8,400,000	8,492,109
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: NATL-RE
(zero coupon), due 12/15/27	7,960,000	6,680,749
Series C, Insured: NATL-RE
(zero coupon), due 12/15/30	17,075,000	12,385,618
Series C, Insured: AGM
(zero coupon), due 12/15/34	25,900,000	15,574,652
Series A
(zero coupon), due 12/15/37	25,000,000	11,960,840
Series A
5.00%, due 12/15/26	3,500,000	3,596,775
	Principal Amount	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
5.00%, due 6/15/46	$ 6,115,000	$ 6,029,035
Series AA
5.25%, due 6/15/43	8,655,000	8,737,012
New Jersey Transportation Trust Fund Authority, Build America Bonds, Revenue Bonds
Series C
5.754%, due 12/15/28	2,500,000	2,499,059
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
4.50%, due 1/1/24	22,000,000	21,996,388
Series E
5.00%, due 1/1/25	2,720,000	2,755,704
Series B
5.25%, due 1/1/52	40,755,000	41,584,156
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
5.00%, due 6/1/24	10,165,000	10,228,891
State of New Jersey, Various Purpose, Unlimited General Obligation
5.00%, due 6/1/38	3,685,000	3,776,498
5.00%, due 6/1/40	5,585,000	5,697,389
5.00%, due 6/1/41	11,100,000	11,302,956
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/30	1,815,000	1,872,637
Series A
5.00%, due 6/1/33	5,400,000	5,553,196
Series A
5.00%, due 6/1/34	2,000,000	2,054,922
Series A
5.00%, due 6/1/36	4,950,000	5,041,403
Series A
5.25%, due 6/1/46	4,000,000	3,932,304
Township of Bridgewater, Unlimited General Obligation
4.50%, due 7/31/24	10,000,000	10,025,585

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Township of East Hanover, Unlimited General Obligation
Series A
4.75%, due 8/8/24	$ 10,685,000	$ 10,743,698
Township of Edison, Unlimited General Obligation
2.00%, due 3/15/36	4,545,000	3,189,827
		245,508,931
New Mexico 0.2%
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds
Series A
4.00%, due 8/1/37	3,650,000	3,189,582
Series A
5.00%, due 8/1/44	6,835,000	6,676,515
State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds
Series A
5.00%, due 7/1/24	9,400,000	9,473,122
		19,339,219
New York 14.5%
Battery Park City Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 11/1/53	12,500,000	12,665,514
City of New York, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 8/1/36	12,320,000	10,147,750
Series A-1
4.00%, due 8/1/37	2,000,000	1,858,693
Series E-1
4.00%, due 4/1/42	17,770,000	15,621,916
Series D-1
4.00%, due 3/1/50	7,000,000	5,859,559
Series A-1
5.00%, due 9/1/37	4,250,000	4,451,335
Series C
5.00%, due 8/1/42	2,160,000	2,189,154
Series F-1
5.00%, due 3/1/43	4,315,000	4,364,307
Series B-1
5.25%, due 10/1/33	6,260,000	6,526,915
	Principal Amount	Value

New York (continued)
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A
4.00%, due 2/15/37	$ 2,175,000	$ 2,027,093
Series A
5.00%, due 2/15/39	4,700,000	4,728,282
Long Island Power Authority, Electric System, Revenue Bonds
5.00%, due 9/1/37	2,000,000	2,051,816
Series A, Insured: BAM
5.00%, due 9/1/39	8,500,000	8,508,673
Series A
5.00%, due 9/1/44	5,875,000	5,811,789
Metropolitan Transportation Authority, Revenue Bonds
Series B
4.00%, due 11/15/36	3,500,000	3,200,510
Series D-2B, Insured: AGM
4.108%, due 11/1/32	24,100,000	24,094,418
Series D-1
5.00%, due 11/15/26	2,285,000	2,303,290
Series C-1
5.00%, due 11/15/35	4,250,000	4,256,106
Series A-1
5.00%, due 11/15/37	1,300,000	1,290,723
Series C
5.00%, due 11/15/38	6,300,000	6,311,699
Series A-1
5.00%, due 11/15/40	4,140,000	4,079,066
Series C
5.00%, due 11/15/42	8,525,000	8,540,831
Series E
5.00%, due 11/15/43	2,250,000	2,200,276
Series C-1
5.25%, due 11/15/29	2,230,000	2,245,214
Series B
5.25%, due 11/15/35	2,370,000	2,372,300
Series D-1
5.25%, due 11/15/44	6,355,000	6,306,889
Metropolitan Transportation Authority, Metropolitan Transportation Authority Dedicated Tax Fund, Revenue Bonds
Series A
4.00%, due 11/15/40	4,120,000	3,628,018
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Metropolitan Transportation Authority Dedicated Tax Fund, Revenue Bonds (continued)
Series A
5.00%, due 11/15/42	$ 13,250,000	$ 13,262,472
Series A
5.00%, due 11/15/45	6,725,000	6,748,042
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series B-1
5.00%, due 11/15/36	4,675,000	4,730,072
Series A
5.00%, due 11/15/44	4,250,000	4,276,349
Series A
5.00%, due 11/15/49	5,250,000	5,205,043
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1
5.00%, due 11/15/41	2,815,000	2,767,637
Series C, Insured: BAM
5.00%, due 11/15/42	7,700,000	7,697,438
Series D
5.00%, due 11/15/44	10,450,000	10,189,731
New York City Housing Development Corp., Revenue Bonds
Series A-1
4.15%, due 11/1/38	15,130,000	13,802,035
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series BB-1, Insured: BAM
3.00%, due 6/15/44	18,700,000	13,209,452
Series DD-1
3.00%, due 6/15/50	4,515,000	2,978,480
Series FF-2
4.00%, due 6/15/41	6,975,000	6,209,935
Series AA-2
4.00%, due 6/15/43	6,200,000	5,409,451
Series AA-2
5.00%, due 6/15/28	1,000,000	1,033,465
Series AA-2
5.00%, due 6/15/29	1,100,000	1,149,193
	Principal Amount	Value

New York (continued)
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds (continued)
Series AA-2
5.00%, due 6/15/32	$ 1,000,000	$ 1,081,384
Series AA
5.00%, due 6/15/37	3,750,000	3,820,798
Series AA
5.00%, due 6/15/38	3,750,000	3,807,047
Series FF
5.00%, due 6/15/38	4,565,000	4,659,410
Series EE
5.00%, due 6/15/40	6,905,000	7,003,841
Series BB-1
5.00%, due 6/15/44	3,250,000	3,306,229
Series GG-1
5.00%, due 6/15/48	4,350,000	4,374,105
Series AA-1
5.00%, due 6/15/50	5,570,000	5,594,740
Series CC-1
5.00%, due 6/15/51	5,385,000	5,409,082
Series DD-2
5.25%, due 6/15/47	6,915,000	7,154,112
Series AA-1
5.25%, due 6/15/52	11,190,000	11,500,011
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1A, Insured: State Aid Withholding
3.00%, due 7/15/39	5,000,000	3,827,186
Series S-1B, Insured: State Aid Withholding
3.00%, due 7/15/49	10,000,000	6,688,808
Series S-1A, Insured: State Aid Withholding
4.00%, due 7/15/36	5,750,000	5,439,094
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/36	8,450,000	8,390,863
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series B-1
3.00%, due 11/1/47	8,410,000	5,682,108

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (continued)
Series A-1
4.00%, due 11/1/35	$ 8,750,000	$ 8,415,836
Series C-1
4.00%, due 11/1/36	3,520,000	3,318,167
Series C-1
4.00%, due 11/1/42	8,540,000	7,545,918
Series E-1
4.00%, due 2/1/46	16,085,000	13,794,712
Series A-1
5.00%, due 5/1/33	8,475,000	8,648,570
Series B-1
5.00%, due 11/1/36	17,000,000	17,586,284
Series A-1
5.00%, due 8/1/40	4,400,000	4,437,925
Series C-3
5.00%, due 5/1/41	5,400,000	5,433,006
Series F-1
5.00%, due 2/1/42	5,000,000	5,100,371
Series E-1
5.00%, due 2/1/43	2,545,000	2,525,515
Series A-1
5.25%, due 8/1/42	6,350,000	6,601,137
Series C
5.50%, due 5/1/42	10,000,000	10,696,190
Series C
5.50%, due 5/1/43	5,000,000	5,331,754
Series C
5.50%, due 5/1/44	22,000,000	23,373,095
Series D-1
5.50%, due 11/1/45	21,025,000	22,159,713
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	11,125,000	9,537,303
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: BAM
2.75%, due 2/15/44	18,000,000	12,059,545
Insured: AGM-CR
3.00%, due 2/15/42	10,000,000	7,152,600
Insured: BAM
4.00%, due 2/15/43	3,250,000	2,757,568
	Principal Amount	Value

New York (continued)
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds (continued)
Insured: AGM-CR
4.00%, due 2/15/43	$ 9,500,000	$ 8,060,583
New York Liberty Development Corp., 4 World Trade Center LLC, Revenue Bonds
Series A
2.875%, due 11/15/46	14,060,000	9,069,047
New York Power Authority, Revenue Bonds
Series A
4.00%, due 11/15/50	5,000,000	4,142,890
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
3.00%, due 3/15/39	11,585,000	8,940,709
Series A
3.00%, due 3/15/42	6,315,000	4,598,292
Series A
4.00%, due 3/15/36	6,750,000	6,408,567
Series D
4.00%, due 2/15/37	5,250,000	4,911,344
Series A
4.00%, due 3/15/37	4,000,000	3,735,522
Series A
4.00%, due 3/15/37	3,200,000	2,988,418
Series A
4.00%, due 3/15/39	17,200,000	15,487,836
Series A
4.00%, due 3/15/40	16,840,000	15,077,618
Series A
4.00%, due 3/15/41	3,180,000	2,835,075
Series E
4.00%, due 3/15/45	2,550,000	2,208,608
Series E
5.00%, due 2/15/35	2,905,000	3,067,926
Series A
5.00%, due 3/15/39	5,000,000	5,075,517
Series A
5.00%, due 3/15/46	4,750,000	4,788,060
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/48	9,000,000	5,970,691
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds (continued)
Series A
4.00%, due 7/1/50	$ 15,000,000	$ 12,068,641
New York State Dormitory Authority, School Districts Financing Program, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/34	5,000	5,298
Series A, Insured: BAM
5.00%, due 10/1/36	3,750,000	3,903,515
New York State Dormitory Authority, St John's University, Revenue Bonds
5.00%, due 7/1/39	7,450,000	7,615,021
5.00%, due 7/1/40	7,835,000	7,941,579
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/42	4,750,000	4,790,043
New York State Dormitory Authority, Northwell Health, Revenue Bonds
Series B-3
5.00%, due 5/1/48 (a)	5,000,000	5,058,207
New York State Dormitory Authority, New York University, Revenue Bonds
Series A, Insured: NATL-RE
5.75%, due 7/1/27	2,625,000	2,709,372
New York State Environmental Facilities Corp., Clean Water & Drinking Water, Revenue Bonds
Series B
3.00%, due 6/15/38	8,100,000	6,411,959
New York State Thruway Authority, Revenue Bonds
Series B
4.00%, due 1/1/38	4,250,000	3,787,340
Series N
5.00%, due 1/1/36	5,000,000	5,271,066
New York State Thruway Authority, Revenue Bonds, Junior Lien
Series A
5.00%, due 1/1/46	5,440,000	5,310,227
	Principal Amount	Value

New York (continued)
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series A-1
4.00%, due 3/15/43	$ 7,500,000	$ 6,580,935
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, Junior Lien
Series B, Insured: BAM
4.00%, due 1/1/45	4,650,000	3,941,314
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/40	6,750,000	5,107,110
Series A
4.00%, due 3/15/37	14,250,000	13,493,123
Series A
4.00%, due 3/15/38	5,550,000	5,145,423
Series A
5.00%, due 3/15/36	5,360,000	5,592,534
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series A
5.00%, due 3/15/42	15,250,000	15,497,683
Series C
5.00%, due 3/15/50	4,750,000	4,726,042
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (c)
Series A, Insured: AGM
4.00%, due 7/1/35	10,730,000	9,984,000
Series A, Insured: AGM
4.00%, due 7/1/37	11,770,000	10,577,311
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (c)
Insured: AGM-CR
5.00%, due 12/1/27	4,250,000	4,363,328
Insured: AGM-CR
5.00%, due 12/1/28	4,250,000	4,358,779
Insured: AGM-CR
5.00%, due 12/1/29	7,900,000	8,101,168
5.00%, due 12/1/30	1,700,000	1,722,092

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
5.00%, due 12/1/43	$ 10,210,000	$ 10,351,387
5.00%, due 12/1/45	8,140,000	8,220,912
Oswego City School District, Unlimited General Obligation
Insured: State Aid Withholding
4.75%, due 7/19/24	7,500,000	7,526,134
Port Authority of New York & New Jersey, Revenue Bonds (c)
Series 207
4.00%, due 3/15/30	16,000,000	15,361,818
4.00%, due 3/15/35	9,560,000	8,866,985
Series 223
4.00%, due 7/15/46	4,175,000	3,370,686
Series 185
5.00%, due 9/1/27	6,200,000	6,201,329
Series 178
5.00%, due 12/1/28	6,850,000	6,857,256
Series 242
5.00%, due 12/1/30	17,705,000	18,213,516
Series 185
5.00%, due 9/1/31	6,750,000	6,722,203
Series 242
5.00%, due 12/1/31	18,000,000	18,544,406
Series 185
5.00%, due 9/1/32	6,000,000	5,971,574
Series 218
5.00%, due 11/1/44	2,750,000	2,680,219
Series 231
5.50%, due 8/1/40	9,205,000	9,544,888
Series 231
5.50%, due 8/1/47	18,000,000	18,340,778
Series 231
5.50%, due 8/1/52	3,415,000	3,464,549
Series 234
5.50%, due 8/1/52	4,665,000	4,732,686
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
5.00%, due 6/1/30	1,880,000	1,915,899
Insured: AGM State Aid Withholding
5.00%, due 6/1/32	2,000,000	2,036,721
	Principal Amount	Value

New York (continued)
State of New York, Mortgage Agency, Revenue Bonds
Series 227
2.30%, due 10/1/40	$ 6,250,000	$ 4,033,069
State of New York, Unlimited General Obligation
Series A
3.00%, due 3/15/34	2,250,000	1,952,813
Suffolk County Water Authority, Revenue Bonds
Series B
3.00%, due 6/1/45	3,875,000	2,716,927
Suffolk County Water Authority, Waterworks, Revenue Bonds
Series A
3.75%, due 6/1/36	15,470,000	14,297,714
Town of Hempstead, Limited General Obligation
2.125%, due 6/15/38	6,720,000	4,595,490
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds, Senior Lien
Series C-3
3.00%, due 5/15/51	18,415,000	11,904,312
Series C-3, Insured: AGM-CR
3.00%, due 5/15/51	14,520,000	9,435,508
Series D-2
4.50%, due 5/15/47	10,000,000	9,411,571
Series C
5.25%, due 11/15/40	5,000,000	5,253,444
Series D-2
5.25%, due 5/15/47	22,750,000	23,281,406
Series D-2
5.50%, due 5/15/52	28,550,000	29,831,738
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series B-4A
3.938%, due 1/1/32	2,440,000	2,432,821
Series C
4.00%, due 11/15/41	10,250,000	9,043,002
Series A
4.00%, due 5/15/52	5,500,000	4,568,282
Series B
5.00%, due 11/15/37	2,850,000	2,905,026
Series C-2
5.00%, due 11/15/42	4,750,000	4,782,232
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds (continued)
Series A
5.00%, due 11/15/43	$ 4,000,000	$ 4,004,404
Series A
5.00%, due 5/15/53	5,250,000	5,261,178
Series A
5.25%, due 5/15/52	3,750,000	3,839,497
Series A
5.50%, due 5/15/63	4,340,000	4,512,448
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/33	5,890,000	5,993,968
Series A
5.00%, due 6/1/35	2,365,000	2,396,833
Utility Debt Securitization Authority, Revenue Bonds
Series E-1
5.00%, due 12/15/39	9,500,000	10,035,424
		1,127,367,824
North Carolina 0.5%
City of Fayetteville, Public Works Commission, Revenue Bonds
2.00%, due 3/1/35	3,330,000	2,475,597
2.00%, due 3/1/37	3,465,000	2,387,955
2.00%, due 3/1/38	3,535,000	2,319,926
2.125%, due 3/1/39	3,605,000	2,350,733
2.125%, due 3/1/40	3,680,000	2,340,657
County of Brunswick, School, Unlimited General Obligation
2.85%, due 8/1/29	2,475,000	2,257,962
2.95%, due 8/1/30	2,500,000	2,260,145
County of Durham, Unlimited General Obligation
3.00%, due 10/1/29	3,750,000	3,470,770
County of Union, Unlimited General Obligation
Series C
2.50%, due 9/1/36	4,000,000	3,061,226
North Carolina Housing Finance Agency, Revenue Bonds
Series 49, Insured: GNMA / FNMA / FHLMC
6.00%, due 7/1/53	8,470,000	8,778,132
	Principal Amount	Value

North Carolina (continued)
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
5.00%, due 1/1/27	$ 3,250,000	$ 3,335,747
		35,038,850
Ohio 1.0%
American Municipal Power, Inc., Prairie State Energy Campus Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 2/15/34	10,000,000	9,566,590
Series A, Insured: BAM
5.00%, due 2/15/33	3,450,000	3,606,322
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 6/1/48	9,915,000	6,535,359
Series A-2, Class 1
5.00%, due 6/1/36	4,250,000	4,347,986
Clermont County Port Authority, West Clermont Local School District Project, Revenue Bonds
Insured: BAM
5.00%, due 12/1/32	2,200,000	2,236,335
Insured: BAM
5.00%, due 12/1/33	1,335,000	1,357,315
Cleveland-Cuyahoga County Port Authority, Annual Appropriation Bonds, Revenue Bonds
6.00%, due 11/15/25	1,260,000	1,262,003
County of Franklin, Ohio Hospital, Revenue Bonds
Series A
4.00%, due 5/15/47	3,950,000	3,229,482
5.00%, due 5/15/40	5,750,000	5,631,046
Ohio Higher Educational Facility Commission, Ashtabula County Medical Center Obligated Group, Revenue Bonds
5.00%, due 1/1/30	210,000	210,913
5.00%, due 1/1/34	360,000	363,141
5.25%, due 1/1/36	495,000	503,246
5.25%, due 1/1/52	2,500,000	2,255,992

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Ohio Housing Finance Agency, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.50%, due 9/1/48	$ 2,380,000	$ 2,351,291
Pickerington Local School District, Unlimited General Obligation
5.00%, due 12/1/53	5,000,000	5,006,513
Worthington City School District, Unlimited General Obligation
5.50%, due 12/1/54	25,055,000	26,086,569
		74,550,103
Oklahoma 0.8%
Edmond Public Works Authority, Revenue Bonds
5.00%, due 7/1/42	9,405,000	9,434,244
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	2,450,000	2,492,649
5.00%, due 9/1/29	2,120,000	2,153,517
Oklahoma Turnpike Authority, Revenue Bonds
5.50%, due 1/1/53	41,000,000	43,082,361
Weatherford Industrial Trust, Custer County Independent School District No. 26 Weatherford, Revenue Bonds
5.00%, due 3/1/31	1,820,000	1,885,025
5.00%, due 3/1/33	2,000,000	2,067,854
		61,115,650
Oregon 0.7%
Multnomah County School District No. 1, Portland Bidding Group 1, Unlimited General Obligation
Insured: School Bond Guaranty
5.00%, due 6/15/25	17,500,000	17,833,702
Multnomah County School District No. 40, Unlimited General Obligation
Series B, Insured: School Bond Guaranty
5.50%, due 6/15/53	8,875,000	9,333,685
	Principal Amount	Value

Oregon (continued)
Oregon State Lottery, Revenue Bonds
Series C, Insured: Moral Obligation
5.00%, due 4/1/24	$ 4,500,000	$ 4,520,444
Port of Portland, Airport, Revenue Bonds (c)
Series A-27
5.00%, due 7/1/37	5,550,000	5,541,967
Series 29-A
5.00%, due 7/1/45	3,300,000	3,170,784
Series 29
5.50%, due 7/1/48	5,750,000	5,848,705
State of Oregon, Unlimited General Obligation
Series A
5.00%, due 5/1/42	2,795,000	2,831,420
Washington Clackamas & Yamhill Counties School District No. 88J, Sherwood, Unlimited General Obligation
Series B, Insured: School Bond Guaranty
5.00%, due 6/15/30	4,000,000	4,148,732
		53,229,439
Pennsylvania 3.8%
Allegheny County Airport Authority, Revenue Bonds
Series A
4.00%, due 1/1/38 (c)	4,665,000	4,109,369
Bethel Park School District, Limited General Obligation (d)
Insured: State Aid Withholding
5.00%, due 8/1/46	2,500,000	2,465,969
Insured: State Aid Withholding
5.50%, due 8/1/48	2,500,000	2,571,686
City of Philadelphia, Water & Wastewater, Revenue Bonds
Series C
5.50%, due 6/1/47	14,055,000	14,454,913
Series B, Insured: AGM
5.50%, due 9/1/53	8,865,000	9,101,697
Commonwealth Financing Authority, Revenue Bonds
Series C, Insured: AGM
5.197%, due 6/1/26	6,140,000	6,040,030
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Commonwealth of Pennsylvania, Unlimited General Obligation
Series 2
4.00%, due 10/15/28	$ 6,000,000	$ 5,949,330
Series 1
4.00%, due 4/1/31	9,500,000	9,365,847
Series 1
4.00%, due 4/1/32	20,600,000	20,197,350
Delaware Valley Regional Finance Authority, Revenue Bonds
Series E
4.517%, due 9/1/48	17,500,000	17,238,293
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Revenue Bonds
Series A-2
4.00%, due 5/15/48	6,090,000	4,889,272
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project, Revenue Bonds
Series A
4.49%, due 6/1/41 (c)	13,500,000	13,394,763
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds
Insured: AGM
5.75%, due 12/31/62 (c)	24,960,000	26,057,783
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
Series A
4.00%, due 8/15/42	4,000,000	3,442,870
4.00%, due 8/15/49	19,640,000	16,058,774
Series A
5.00%, due 8/15/42	5,370,000	5,245,051
5.00%, due 8/15/49	4,450,000	4,382,825
Pennsylvania Housing Finance Agency, Revenue Bonds
Series A-141
5.75%, due 10/1/53	6,510,000	6,682,663
	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
5.00%, due 12/1/30	$ 6,355,000	$ 6,384,964
Series B
5.25%, due 12/1/39	4,000,000	4,004,293
Series B
5.25%, due 12/1/44	4,085,000	4,218,178
Philadelphia Authority for Industrial Development, St. Joseph's University Project, Revenue Bonds
5.25%, due 11/1/52	3,250,000	3,137,735
Pittsburgh Water & Sewer Authority, Revenue Bonds
Series B, Insured: AGM
4.00%, due 9/1/34	2,400,000	2,251,133
School District of Philadelphia (The), Revenue Notes
Series A
5.00%, due 6/28/24	82,500,000	82,917,945
State Public School Building Authority, Philadelphia Community College, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/28	4,505,000	4,554,929
State Public School Building Authority, School District of Philadelphia (The), Revenue Bonds
Series A, Insured: AGM State Aid Withholding
5.00%, due 6/1/31	20,000,000	20,335,414
		299,453,076
Puerto Rico 0.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGC-ICC
6.125%, due 7/1/24	150,000	151,115
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC
4.25%, due 7/1/27	2,345,000	2,276,054
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	1,140,000	1,101,340
Series PP, Insured: NATL-RE
5.00%, due 7/1/24	2,415,000	2,415,331

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series UU, Insured: AGM
5.00%, due 7/1/24	$ 3,915,000	$ 3,910,072
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	500,000	496,667
Series SS, Insured: AGM
5.00%, due 7/1/30	550,000	543,285
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	1,575,000	1,556,666
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	1,470,000	1,456,145
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	1,225,000	1,208,662
Series VV, Insured: NATL-RE
5.25%, due 7/1/34	550,000	543,774
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	195,000	196,281
Series A, Insured: AGM
5.00%, due 8/1/30	1,440,000	1,449,457
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Insured: BHAC-CR
(zero coupon), due 8/1/54	98,098	17,732
		17,322,581
Rhode Island 0.0% ‡
Providence Public Building Authority, Various Capital Projects, Revenue Bonds
Series A, Insured: AGM
5.875%, due 6/15/26	990,000	991,575
South Carolina 1.2%
Beaufort County School District, Unlimited General Obligation
Series B, Insured: SCSDE
3.50%, due 3/1/30	5,330,000	5,045,967
Berkeley County School District, Unlimited General Obligation
Series C, Insured: SCSDE
2.50%, due 3/1/24	4,110,000	4,067,677
	Principal Amount	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, AnMed Health, Revenue Bonds
4.25%, due 2/1/48	$ 13,580,000	$ 11,625,148
5.25%, due 2/1/53	6,500,000	6,430,035
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B, Insured: AGM-CR
4.00%, due 12/1/29	4,167,000	4,074,371
Series A, Insured: BAM
4.00%, due 12/1/40	5,450,000	4,776,098
Series B, Insured: BAM
4.00%, due 12/1/55	3,000	2,363
Series A, Insured: AGM-CR
5.00%, due 12/1/31	2,250,000	2,349,660
Series A, Insured: AGM-CR
5.00%, due 12/1/32	8,500,000	8,628,884
Series A, Insured: AGM-CR
5.00%, due 12/1/36	12,750,000	13,169,532
Series E, Insured: AGM
5.00%, due 12/1/52	14,550,000	13,990,385
Series E, Insured: AGM
5.50%, due 12/1/42	9,125,000	9,472,919
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Series A
5.00%, due 10/1/36	12,950,000	13,250,210
		96,883,249
South Dakota 0.1%
South Dakota Conservancy District, State Revolving Fund Program, Revenue Bonds
5.00%, due 8/1/37	1,750,000	1,804,580
5.00%, due 8/1/38	2,250,000	2,314,034
South Dakota Housing Development Authority, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
6.00%, due 5/1/54	5,230,000	5,410,177
		9,528,791
Tennessee 1.1%
County of Knox, Unlimited General Obligation
Series B
3.00%, due 6/1/34	3,665,000	3,163,370
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tennessee (continued)
County of Rutherford, Unlimited General Obligation
1.625%, due 4/1/34	$ 5,375,000	$ 3,971,498
1.875%, due 4/1/39	4,120,000	2,630,647
Metropolitan Government of Nashville & Davidson County, Water & Sewer, Revenue Bonds
Series A
3.00%, due 7/1/40	4,000,000	2,993,720
Metropolitan Nashville Airport Authority (The), Revenue Bonds (c)
Series B
5.00%, due 7/1/44	10,225,000	9,792,334
Series B
5.50%, due 7/1/40	2,000,000	2,057,700
Series B
5.50%, due 7/1/41	3,000,000	3,075,141
Series B
5.50%, due 7/1/52	7,000,000	7,018,856
State of Tennessee, Unlimited General Obligation
Series A
5.00%, due 5/1/36	19,000,000	20,603,129
Series A
5.00%, due 5/1/40	14,500,000	15,142,994
Series A
5.00%, due 5/1/42	10,000,000	10,349,764
Series A
5.00%, due 5/1/43	3,630,000	3,748,586
Tennessee Energy Acquisition Corp., Revenue Bonds
4.00%, due 11/1/49 (a)	1,250,000	1,223,057
		85,770,796
Texas 11.0%
Aldine Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 2/15/31	11,000,000	10,823,721
Arlington Higher Education Finance Corp., Harmony Public Schools, Revenue Bonds
Series A, Insured: PSF-GTD
5.00%, due 2/15/35	3,450,000	3,466,295
	Principal Amount	Value

Texas (continued)
Bastrop Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/48	$ 6,785,000	$ 6,863,265
Bexar County Hospital District, Certificates of Obligation, Limited General Obligation
4.00%, due 2/15/37	3,450,000	3,228,654
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
Series F
5.00%, due 1/1/25	5,130,000	5,150,235
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/28	2,070,000	2,070,068
Series C
5.00%, due 8/15/42	2,135,000	2,019,745
City of Austin, Water & Wastewater System, Revenue Bonds
Series A
3.35%, due 5/15/29	4,250,000	3,899,447
City of Austin, Electric Utility, Revenue Bonds
Series A
5.00%, due 11/15/45	4,025,000	3,989,460
City of Austin, Airport System, Revenue Bonds
Series B
5.00%, due 11/15/48 (c)	4,250,000	4,006,910
City of Celina, Limited General Obligation
1.75%, due 9/1/36	3,395,000	2,216,131
1.875%, due 9/1/37	3,455,000	2,203,172
1.875%, due 9/1/39	3,585,000	2,131,579
City of Dallas, Hotel Occupancy Tax, Revenue Bonds
4.00%, due 8/15/36	1,150,000	994,611
City of El Paso, Limited General Obligation
Insured: BAM
4.00%, due 8/15/42	16,040,000	13,635,110
City of El Paso, Water & Sewer, Revenue Bonds
5.00%, due 3/1/52	20,000,000	19,783,900
5.25%, due 3/1/49	18,010,000	18,305,551

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of Fort Worth, General purpose, Limited General Obligation
2.00%, due 3/1/38	$ 5,000,000	$ 3,233,702
2.00%, due 3/1/41	5,470,000	3,230,300
City of Frisco, Limited General Obligation
2.00%, due 2/15/38	4,740,000	3,103,183
City of Georgetown, Utility System, Revenue Bonds
Insured: AGM
5.25%, due 8/15/52	4,700,000	4,751,377
City of Houston, Public Improvement, Limited General Obligation
Series A
5.00%, due 3/1/28	3,445,000	3,566,303
City of Houston, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/31	2,200,000	2,211,681
5.00%, due 9/1/34	1,550,000	1,556,092
City of Houston, Combined Utility System, Revenue Bonds, First Lien
Series A
5.00%, due 11/15/36	9,500,000	9,575,280
City of Houston, Airport System, Revenue Bonds, Sub. Lien
Series A, Insured: AGM
5.25%, due 7/1/48 (c)	6,980,000	6,884,497
City of Lubbock, Electric Light & Power System, Revenue Bonds
Insured: AGM-CR
4.00%, due 4/15/46	8,150,000	6,799,749
Insured: AGM-CR
4.00%, due 4/15/51	6,290,000	5,098,266
City of San Antonio, Electric & Gas Systems, Revenue Bonds
4.00%, due 2/1/28	2,750,000	2,704,361
4.00%, due 2/1/47	7,735,000	6,466,101
Series B
5.00%, due 2/1/34	6,900,000	7,439,325
Series A
5.50%, due 2/1/50	37,280,000	39,128,603
Cleburne Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/35	6,000,000	6,085,780
	Principal Amount	Value

Texas (continued)
Collin County Community College District, Limited General Obligation
3.50%, due 8/15/37	$ 4,250,000	$ 3,539,969
Comal Independent School District, School Building, Unlimited General Obligation
Insured: PSF-GTD
3.00%, due 2/1/39	7,670,000	5,879,448
Insured: PSF-GTD
3.00%, due 2/1/40	12,500,000	9,380,646
Conroe Independent School District, Unlimited General Obligation
Insured: PSF-GTD
2.50%, due 2/15/37	4,000,000	2,979,044
County of Collin, Limited General Obligation
2.25%, due 2/15/41	4,740,000	3,005,102
County of Harris, Unlimited General Obligation
Series A
5.00%, due 10/1/31	4,000,000	4,056,217
Crowley Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.25%, due 2/1/53	4,795,000	4,960,614
Cypress-Fairbanks Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
3.30%, due 2/15/30	3,500,000	3,247,736
Dallas Fort Worth International Airport, Revenue Bonds
Series A
4.00%, due 11/1/34	18,000,000	17,414,392
Dallas Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 2/15/27	3,485,000	3,530,159
Denton Independent School District, Unlimited General Obligation
Insured: PSF-GTD
1.80%, due 8/15/37	6,000,000	3,835,633
El Paso Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 8/15/45	4,750,000	4,052,392
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Frisco Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 8/15/44	$ 4,250,000	$ 3,670,546
Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, Revenue Bonds
Series A
3.00%, due 10/1/51	3,400,000	2,149,288
Highland Park Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/27	6,000,000	6,083,023
Irving Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/40	4,500,000	4,653,600
Klein Independent School District, Schoolhouse, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 8/1/27	3,500,000	3,566,737
Lamar Consolidated Independent School District, Unlimited General Obligation
Insured: AGM
5.50%, due 2/15/58	78,550,000	82,376,241
Leander Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 8/15/38	8,910,000	8,974,837
Series A, Insured: PSF-GTD
5.00%, due 8/15/39	6,325,000	6,363,478
Love Field Airport Modernization Corp., Revenue Bonds
Insured: AGM
4.00%, due 11/1/40 (c)	5,750,000	4,923,308
Lower Colorado River Authority, LCRA Transmission Services Corp., Revenue Bonds
Insured: AGM
5.50%, due 5/15/48	8,100,000	8,322,268
Insured: AGM
5.50%, due 5/15/53	26,875,000	27,469,247
	Principal Amount	Value

Texas (continued)
Lubbock-Cooper Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/46	$ 5,000,000	$ 5,094,019
Marshall Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 2/15/48	3,620,000	3,001,398
Matagorda County Navigation District No. 1, Central Power and Light Company Project, Revenue Bonds
Series A
2.60%, due 11/1/29	13,500,000	11,525,796
New Caney Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/48	6,000,000	6,087,728
North Texas Municipal Water District, Sabine Creek Regional Wastewater System, Revenue Bonds
Insured: AGM
4.375%, due 6/1/52	7,200,000	6,112,566
North Texas Tollway Authority, Revenue Bonds, First Tier
Series A
4.00%, due 1/1/43	7,250,000	6,084,550
Series A
4.125%, due 1/1/39	2,250,000	2,026,634
Series A
4.125%, due 1/1/40	4,750,000	4,234,947
Series A
5.00%, due 1/1/27	7,270,000	7,281,429
Series A
5.25%, due 1/1/38	6,700,000	7,037,292
North Texas Tollway Authority, Revenue Bonds
Series A
5.00%, due 1/1/33	4,500,000	4,513,059
Series A
5.00%, due 1/1/34	1,400,000	1,403,200
Series A
5.00%, due 1/1/35	2,450,000	2,454,212

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
North Texas Tollway Authority, Revenue Bonds (continued)
Series A, Insured: BAM
5.00%, due 1/1/38	$ 8,175,000	$ 8,097,946
North Texas Tollway Authority, Revenue Bonds, Second Tier
Series B
5.00%, due 1/1/39	4,500,000	4,528,494
Northwest Independent School District, Unlimited General Obligation
Series B, Insured: PSF-GTD
5.00%, due 2/15/25	4,500,000	4,568,094
Pearland Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.25%, due 2/15/32	5,000,000	5,127,969
Port Authority of Houston of Harris County Texas, Revenue Bonds, First Lien
5.00%, due 10/1/53	15,000,000	14,926,858
Royse City Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/53	19,570,000	19,679,852
San Antonio Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/15/52	8,715,000	8,839,990
San Antonio Water System, Revenue Bonds, Junior Lien
Series B
5.25%, due 5/15/52	42,750,000	43,860,136
San Marcos Consolidated Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.25%, due 8/15/47	9,000,000	9,386,736
Spring Independent School District, Unlimited General Obligation
5.00%, due 8/15/47	5,000,000	5,024,115
	Principal Amount	Value

Texas (continued)
State of Texas, Water Financial Assistance, Unlimited General Obligation
Series A
3.00%, due 8/1/27	$ 2,075,000	$ 1,948,046
Series D
3.40%, due 5/15/31	2,000,000	1,824,598
Series B
5.00%, due 8/1/39	10,490,000	10,545,384
State of Texas, College Student Loan, Unlimited General Obligation (c)
Series B
4.00%, due 8/1/26	10,595,000	10,350,764
Series B
4.00%, due 8/1/27	6,000,000	5,805,853
Series B
4.00%, due 8/1/28	3,105,000	2,976,302
5.00%, due 8/1/27	7,750,000	7,846,715
5.50%, due 8/1/32	3,500,000	3,612,049
State of Texas, Transportation Commission, Highway Improvement, Unlimited General Obligation
5.00%, due 4/1/33	5,500,000	5,611,906
Series A
5.00%, due 4/1/37	4,525,000	4,590,041
5.00%, due 4/1/43	7,390,000	7,444,014
State of Texas, Mobility Fund, Unlimited General Obligation
Series B
5.00%, due 10/1/36	23,250,000	23,457,532
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/46	2,745,000	2,364,423
Texas Department of Housing & Community Affairs, Revenue Bonds
Series A, Insured: GNMA / FNMA
3.95%, due 1/1/50	2,285,000	1,861,535
Series B, Insured: GNMA
6.00%, due 3/1/53	11,665,000	12,221,994
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Department of Housing & Community Affairs, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA
4.75%, due 1/1/49	$ 15,000	$ 14,900
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
4.433%, due 9/15/27	30,410,000	29,746,052
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply, Revenue Bonds
5.00%, due 12/15/25	1,525,000	1,521,143
5.00%, due 12/15/26	4,925,000	4,907,399
5.00%, due 12/15/27	5,180,000	5,145,787
5.00%, due 12/15/28	3,000,000	2,962,291
5.00%, due 12/15/32	10,075,000	9,779,271
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/30/35	2,300,000	2,142,075
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
5.50%, due 12/31/58 (c)	13,200,000	13,279,174
Texas State Technical College, Revenue Bonds
Series A, Insured: AGM
5.50%, due 8/1/42	3,750,000	3,913,262
Texas Transportation Commission, State Highway, Revenue Bonds, First Tier
5.00%, due 10/1/25	9,000,000	9,196,153
Texas Water Development Board, State Water Implementation Fund, Revenue Bonds
4.65%, due 10/15/40	3,505,000	3,472,137
5.00%, due 8/1/42	3,375,000	3,452,553
5.00%, due 10/15/47	4,385,000	4,440,053
Series A
5.25%, due 10/15/51	22,000,000	22,656,128
	Principal Amount	Value

Texas (continued)
Upper Brushy Creek Water Control and Improvement District, Unlimited General Obligation
3.00%, due 8/15/47	$ 2,885,000	$ 1,928,940
Waxahachie Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/48	3,035,000	3,079,376
		856,051,249
U.S. Virgin Islands 1.0%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/28	5,000,000	4,977,347
Series A
5.00%, due 10/1/30	11,805,000	11,685,171
Series A
5.00%, due 10/1/32	11,805,000	11,607,854
Series A
5.00%, due 10/1/39	35,670,000	33,829,275
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (b)	4,700,000	4,643,711
Series C, Insured: AGM-CR
5.00%, due 10/1/39	7,575,000	7,199,478
		73,942,836
Utah 2.7%
City of Salt Lake City, Airport, Revenue Bonds (c)
Series A
4.00%, due 7/1/41	5,750,000	4,900,846
Series A
5.00%, due 7/1/31	6,155,000	6,318,013
Series A
5.00%, due 7/1/32	3,750,000	3,841,065
Series A
5.00%, due 7/1/35	4,500,000	4,549,920
Series A
5.00%, due 7/1/36	4,250,000	4,260,021
Series A
5.00%, due 7/1/43	7,250,000	7,027,060
Series A
5.00%, due 7/1/46	8,250,000	7,840,202
Series A
5.00%, due 7/1/47	29,570,000	27,974,453

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
City of Salt Lake City, Airport, Revenue Bonds (c) (continued)
Series A
5.50%, due 7/1/53	$ 8,500,000	$ 8,549,044
Intermountain Power Agency, Revenue Bonds
Series A
4.00%, due 7/1/36	9,500,000	9,258,226
Series A
5.00%, due 7/1/33	5,950,000	6,408,105
Series A
5.00%, due 7/1/42	4,045,000	4,163,890
Series A
5.00%, due 7/1/45	15,550,000	15,779,140
Series A
5.25%, due 7/1/43	7,435,000	7,807,940
Series A
5.25%, due 7/1/44	8,155,000	8,513,461
Series A
5.25%, due 7/1/45	17,910,000	18,645,703
Jordan School District, School Building, Unlimited General Obligation
Insured: School Bond Guaranty
2.25%, due 6/15/36	1,225,000	875,201
State of Utah, Unlimited General Obligation
3.00%, due 7/1/33	5,450,000	4,961,582
University of Utah (The), Revenue Bonds
Series B
5.25%, due 8/1/53	7,830,000	8,063,372
Utah Board of Higher Education, Revenue Bonds
Series A, Insured: NATL-RE
5.50%, due 4/1/29	8,000,000	8,425,520
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: BAM UT CSCE
4.00%, due 4/15/45	1,750,000	1,426,351
Utah Housing Corp., Mortgage-Backed, Revenue Bonds
Series H-G2, Insured: GNMA
4.50%, due 10/21/48	517,713	495,572
	Principal Amount	Value

Utah (continued)
Utah Housing Corp., Mortgage-Backed, Revenue Bonds (continued)
Series J-G2, Insured: GNMA
4.50%, due 12/21/48	$ 494,926	$ 472,219
Series A, Insured: GNMA
4.50%, due 1/21/49	1,167,297	1,118,800
Series B-G2, Insured: GNMA
4.50%, due 2/21/49	1,147,246	1,068,708
Series G-2, Insured: GNMA
5.00%, due 7/21/52	13,892,065	12,643,347
Series H-G2, Insured: GNMA
5.00%, due 8/21/52	20,481,788	19,074,855
Series C-G2, Insured: GNMA
5.50%, due 4/21/53	4,970,305	4,759,333
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
5.00%, due 10/15/38	1,990,000	2,016,585
		211,238,534
Vermont 0.2%
University of Vermont and State Agricultural College, Revenue Bonds
5.00%, due 10/1/40	14,000,000	14,036,287
Virginia 0.7%
Arlington County Industrial Development Authority, Virginia Hospital Center, Revenue Bonds
4.00%, due 7/1/45	4,750,000	3,963,072
Series A
5.00%, due 7/1/53 (a)	10,000,000	10,349,399
City of Alexandria, Unlimited General Obligation
Series A, Insured: State Aid Withholding
2.00%, due 12/15/39	1,550,000	971,544
City of Harrisonburg, Unlimited General Obligation
Series A, Insured: State Aid Withholding
1.875%, due 7/15/37	3,200,000	2,095,593
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
County of Fairfax, Unlimited General Obligation
Series B, Insured: State Aid Withholding
3.00%, due 10/1/26	$ 7,750,000	$ 7,403,907
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/45	4,750,000	4,836,624
Roanoke Economic Development Authority, Carilion Clinic Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/45	9,000,000	6,156,342
Virginia College Building Authority, 21st Century College & Equipment Programs, Revenue Bonds
Series D, Insured: State Intercept
3.00%, due 2/1/26	6,000,000	5,822,271
Series D, Insured: State Intercept
3.15%, due 2/1/28	5,800,000	5,520,703
Virginia Public Building Authority, Revenue Bonds
Series A
3.30%, due 8/1/28	6,750,000	6,383,488
		53,502,943
Washington 2.6%
City of Seattle, Municipal Light & Power, Revenue Bonds
4.00%, due 9/1/31	5,285,000	5,289,736
County of King, Sewer, Limited General Obligation
5.00%, due 1/1/37	4,125,000	4,295,195
Douglas County Public Utility District No. 1, Wells Hydroelectric Project, Revenue Bonds
Series B
5.00%, due 9/1/47	10,030,000	10,088,928
Energy Northwest, Bonneville Power Administration, Revenue Bonds
Series C
5.00%, due 7/1/28	11,400,000	11,478,975
Series A
5.00%, due 7/1/35	4,250,000	4,501,133
	Principal Amount	Value

Washington (continued)
Energy Northwest, Bonneville Power Administration, Revenue Bonds (continued)
Series A
5.00%, due 7/1/36	$ 5,000,000	$ 5,221,277
Series A
5.00%, due 7/1/36	6,100,000	6,492,840
North Thurston Public Schools, Unlimited General Obligation
Insured: School Bond Guaranty
3.50%, due 12/1/29	4,360,000	4,120,045
Port of Seattle, Revenue Bonds (c)
5.00%, due 4/1/27	6,835,000	6,962,755
5.00%, due 7/1/28	8,500,000	8,501,600
5.00%, due 7/1/29	6,585,000	6,586,062
Series C
5.00%, due 4/1/30	2,000,000	2,002,480
Series C
5.00%, due 8/1/30	5,000,000	5,126,502
Series C
5.00%, due 4/1/32	3,000,000	2,996,395
Series C
5.00%, due 4/1/34	4,400,000	4,380,869
Port of Seattle, Intermediate Lien, Revenue Bonds
Series C
5.00%, due 8/1/38 (c)	8,965,000	8,949,200
Snohomish County Public Utility District No. 1, Generation System, Revenue Bonds
5.00%, due 12/1/45	6,200,000	6,225,083
Southwest Suburban Sewer District, Revenue Bonds
Series A
3.00%, due 5/1/29	2,050,000	1,882,840
State of Washington, Various Purpose, Unlimited General Obligation
Series R-2023A
5.00%, due 8/1/25	22,500,000	22,958,645
Series C
5.00%, due 2/1/29	5,900,000	6,281,129
Series D
5.00%, due 2/1/30	8,145,000	8,160,199
Series R-2015D
5.00%, due 7/1/32	5,000,000	5,054,724
Series A
5.00%, due 8/1/35	4,700,000	5,064,835

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
State of Washington, Various Purpose, Unlimited General Obligation (continued)
Series A
5.00%, due 8/1/38	$ 10,565,000	$ 11,124,066
Series C
5.00%, due 2/1/41	4,250,000	4,367,513
Series A
5.00%, due 8/1/41	11,700,000	12,159,453
State of Washington, Motor Vehicle Fuel Tax, Unlimited General Obligation
Series R-2022B
5.00%, due 2/1/29	4,750,000	5,056,841
Series E
5.00%, due 2/1/33	10,970,000	10,991,560
Series B
5.00%, due 6/1/37	5,540,000	5,889,856
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N
4.00%, due 6/1/49	170,000	166,387
		202,377,123
West Virginia 0.3%
West Virginia Hospital Finance Authority, United Health System, Revenue Bonds
Series A
5.00%, due 6/1/52	13,280,000	12,612,674
West Virginia Hospital Finance Authority, Vandalia Health, Inc., Revenue Bonds
Series B, Insured: AGM
5.50%, due 9/1/48	8,600,000	8,657,722
		21,270,396
Wisconsin 0.6%
County of Milwaukee, Unlimited General Obligation
Series A
3.00%, due 12/1/25	2,515,000	2,423,947
Howard-Suamico School District, Unlimited General Obligation
2.00%, due 3/1/36	4,825,000	3,518,171
2.00%, due 3/1/39	5,200,000	3,404,779
	Principal Amount	Value

Wisconsin (continued)
Howard-Suamico School District, Unlimited General Obligation (continued)
2.00%, due 3/1/40	$ 3,245,000	$ 2,072,828
2.00%, due 3/1/41	4,540,000	2,829,531
Sun Prairie Area School District, Unlimited General Obligation
2.00%, due 3/1/41	9,755,000	5,856,478
Waunakee Community School District, Unlimited General Obligation
3.25%, due 4/1/28	13,000,000	12,172,894
Wisconsin Health & Educational Facilities Authority, Children's Hospital of Wisconsin, Revenue Bonds
4.00%, due 8/15/42	6,350,000	5,417,718
4.00%, due 8/15/47	3,750,000	3,103,344
Wisconsin Health & Educational Facilities Authority, Aspirus, Inc. Obligated Group, Revenue Bonds
4.00%, due 8/15/48	4,015,000	3,201,778
		44,001,468
Wyoming 0.1%
Wyoming Community Development Authority, Revenue Bonds
Series 1
5.75%, due 6/1/53	5,200,000	5,337,108
Total Long-Term Municipal Bonds (Cost $7,816,423,341)		7,496,094,024
Short-Term Municipal Notes 2.1%
Alabama 0.1%
Walker County Economic & Industrial Development Authority, Alabama Power Co., Revenue Bonds, First Series
Series 1
4.25%, due 8/1/63 (c)(e)	10,000,000	10,000,000
Florida 0.0% ‡
City of Orlando, Tourist Development Tax, Revenue Bonds, Third Lien
Series C, Insured: AGC
5.50%, due 11/1/38 (e)	1,145,000	1,145,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Georgia 0.8%
Bartow County Development Authority, Georgia Power Company Plant Bowen Project, Revenue Bonds
Series 1
4.25%, due 11/1/62 (c)(e)	$ 24,000,000	$ 24,000,000
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds
Series 1
4.30%, due 11/1/48 (e)	38,935,000	38,935,000
		62,935,000
New York 0.3%
Long Island Power Authority, Electric System, Revenue Bonds
Series D
3.98%, due 5/1/33 (e)	25,500,000	25,500,000
Ohio 0.7%
Ohio State University (The), Revenue Bonds
Series A-1
3.95%, due 6/1/43 (e)	50,000,000	50,000,000
Texas 0.1%
Dallas Fort Worth International Airport, Revenue Bonds (e)
Series C
0.632%, due 11/1/23	1,705,000	1,705,000
Series E
5.25%, due 11/1/33 (c)	3,220,000	3,220,000
		4,925,000
Wisconsin 0.1%
Nuveen AMT-Free Quality Municipal Income Fund
Series D
4.54%, due 3/1/29 (e)	10,600,000	10,600,000
Total Short-Term Municipal Notes (Cost $165,105,000)		165,105,000
Total Municipal Bonds (Cost $7,981,528,341)		7,661,199,024

	Shares	Value
Short-Term Investment 2.2%
Unaffiliated Investment Company 2.2%
BlackRock Liquidity Funds MuniCash, 3.821% (f)	169,770,554	$ 169,770,484
Total Short-Term Investment (Cost $169,770,484)		169,770,484
Total Investments (Cost $8,151,298,825)	100.5%	7,830,969,508
Other Assets, Less Liabilities	(0.5)	(38,100,761)
Net Assets	100.0%	$ 7,792,868,747

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Interest on these securities was subject to alternative minimum tax.
(d)	Delayed delivery security.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(f)	Current yield as of October 31, 2023.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
BHAC—Berkshire Hathaway Assurance Corp.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
ICC—Insured Custody Certificates
MTA—Metropolitan Transportation Authority

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay Tax Free Bond Fund

NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SCSDE—South Carolina State Department of Education
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments October 31, 2023†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 7,496,094,024	$ —	$ 7,496,094,024
Short-Term Municipal Notes	—	165,105,000	—	165,105,000
Total Municipal Bonds	—	7,661,199,024	—	7,661,199,024
Short-Term Investment
Unaffiliated Investment Company	169,770,484	—	—	169,770,484
Total Investments in Securities	$ 169,770,484	$ 7,661,199,024	$ —	$ 7,830,969,508

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay Tax Free Bond Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (identified cost $8,151,298,825)	$ 7,830,969,508
Receivables:
Investment securities sold	120,356,122
Interest	98,105,992
Fund shares sold	43,284,069
Other assets	136,964
Total assets	8,092,852,655
Liabilities
Due to custodian	28,910
Payables:
Investment securities purchased	237,331,517
Fund shares redeemed	50,685,558
Manager (See Note 3)	2,738,409
Transfer agent (See Note 3)	742,668
NYLIFE Distributors (See Note 3)	310,772
Professional fees	94,247
Custodian	60,284
Shareholder communication	57,207
Trustees	1,747
Accrued expenses	14,305
Distributions payable	7,918,284
Total liabilities	299,983,908
Net assets	$ 7,792,868,747
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 8,879,633
Additional paid-in-capital	9,089,894,141
9,098,773,774
Total distributable earnings (loss)	(1,305,905,027)
Net assets	$ 7,792,868,747
Class A
Net assets applicable to outstanding shares	$1,200,332,891
Shares of beneficial interest outstanding	136,807,516
Net asset value per share outstanding	$ 8.77
Maximum sales charge (3.00% of offering price)	0.27
Maximum offering price per share outstanding	$ 9.04
Investor Class
Net assets applicable to outstanding shares	$ 6,247,619
Shares of beneficial interest outstanding	708,833
Net asset value per share outstanding	$ 8.81
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.04
Class B
Net assets applicable to outstanding shares	$ 1,919,502
Shares of beneficial interest outstanding	218,836
Net asset value and offering price per share outstanding	$ 8.77
Class C
Net assets applicable to outstanding shares	$ 103,571,203
Shares of beneficial interest outstanding	11,801,715
Net asset value and offering price per share outstanding	$ 8.78
Class C2
Net assets applicable to outstanding shares	$ 5,349,644
Shares of beneficial interest outstanding	609,995
Net asset value and offering price per share outstanding	$ 8.77
Class I
Net assets applicable to outstanding shares	$5,868,538,956
Shares of beneficial interest outstanding	668,688,394
Net asset value and offering price per share outstanding	$ 8.78
Class R6
Net assets applicable to outstanding shares	$ 606,908,932
Shares of beneficial interest outstanding	69,127,973
Net asset value and offering price per share outstanding	$ 8.78

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 297,873,326
Expenses
Manager (See Note 3)	31,862,362
Transfer agent (See Note 3)	4,362,308
Distribution/Service—Class A (See Note 3)	3,346,713
Distribution/Service—Investor Class (See Note 3)	17,054
Distribution/Service—Class B (See Note 3)	13,909
Distribution/Service—Class C (See Note 3)	609,859
Distribution/Service—Class C2 (See Note 3)	34,112
Professional fees	535,795
Registration	362,624
Trustees	200,754
Custodian	194,434
Shareholder communication	61,332
Miscellaneous	185,120
Total expenses before waiver/reimbursement	41,786,376
Reimbursement from prior custodian(a)	(14,394)
Net expenses	41,771,982
Net investment income (loss)	256,101,344
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(220,785,463)
In-kind Transactions	3,292,526
Futures transactions	13,344,679
Net realized gain (loss)	(204,148,258)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	117,408,010
Futures contracts	(31,453,455)
Net change in unrealized appreciation (depreciation)	85,954,555
Net realized and unrealized gain (loss)	(118,193,703)
Net increase (decrease) in net assets resulting from operations	$ 137,907,641

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay Tax Free Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 256,101,344	$ 179,472,941
Net realized gain (loss)	(204,148,258)	(568,250,184)
Net change in unrealized appreciation (depreciation)	85,954,555	(795,183,757)
Net increase (decrease) in net assets resulting from operations	137,907,641	(1,183,961,000)
Distributions to shareholders:
Class A	(46,644,991)	(63,381,043)
Investor Class	(234,139)	(229,133)
Class B	(88,640)	(153,810)
Class C	(3,895,641)	(4,398,849)
Class C2	(160,027)	(90,208)
Class I	(216,236,340)	(168,558,373)
Class R6	(18,378,828)	(15,713,711)
Total distributions to shareholders	(285,638,606)	(252,525,127)
Capital share transactions:
Net proceeds from sales of shares	5,473,281,465	6,084,451,250
Net asset value of shares issued to shareholders in reinvestment of distributions	203,066,915	183,548,070
Cost of shares redeemed	(3,880,913,107)	(6,715,327,651)
Redemptions in-kind	(373,829,325)	(930,537,398)
Increase (decrease) in net assets derived from capital share transactions	1,421,605,948	(1,377,865,729)
Net increase (decrease) in net assets	1,273,874,983	(2,814,351,856)
Net Assets
Beginning of year	6,518,993,764	9,333,345,620
End of year	$ 7,792,868,747	$ 6,518,993,764
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.85	$ 10.60	$ 10.43	$ 10.33	$ 9.80
Net investment income (loss)	0.29(a)	0.20(a)	0.17(a)	0.26	0.30
Net realized and unrealized gain (loss)	(0.05)	(1.66)	0.23	0.11	0.53
Total from investment operations	0.24	(1.46)	0.40	0.37	0.83
Less distributions:
From net investment income	(0.32)	(0.26)	(0.23)	(0.27)	(0.30)
From net realized gain on investments	—	(0.03)	—	—	—
Total distributions	(0.32)	(0.29)	(0.23)	(0.27)	(0.30)
Net asset value at end of year	$ 8.77	$ 8.85	$ 10.60	$ 10.43	$ 10.33
Total investment return (b)	2.62%	(13.96)%	3.84%	3.66%	8.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	2.03%	1.63%	2.04%	2.93%
Net expenses (c)	0.74%	0.75%	0.73%	0.75%	0.78%
Portfolio turnover rate (d)	75%(e)	127%(e)	39%	72%	38%
Net assets at end of year (in 000’s)	$ 1,200,333	$ 1,552,537	$ 3,134,090	$ 2,674,765	$ 1,728,643

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.89	$ 10.65	$ 10.48	$ 10.38	$ 9.84
Net investment income (loss)	0.28(a)	0.20(a)	0.17(a)	0.20	0.30
Net realized and unrealized gain (loss)	(0.04)	(1.67)	0.23	0.17	0.54
Total from investment operations	0.24	(1.47)	0.40	0.37	0.84
Less distributions:
From net investment income	(0.32)	(0.26)	(0.23)	(0.27)	(0.30)
From net realized gain on investments	—	(0.03)	—	—	—
Total distributions	(0.32)	(0.29)	(0.23)	(0.27)	(0.30)
Net asset value at end of year	$ 8.81	$ 8.89	$ 10.65	$ 10.48	$ 10.38
Total investment return (b)	2.57%	(14.01)%	3.80%	3.64%	8.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%	2.07%	1.61%	2.04%	2.95%
Net expenses (c)	0.78%	0.77%	0.76%	0.76%	0.77%
Portfolio turnover rate (d)	75%(e)	127%(e)	39%	72%	38%
Net assets at end of year (in 000's)	$ 6,248	$ 6,622	$ 9,027	$ 9,334	$ 9,815

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.85	$ 10.60	$ 10.43	$ 10.33	$ 9.80
Net investment income (loss)	0.26(a)	0.18(a)	0.15(a)	0.12	0.27
Net realized and unrealized gain (loss)	(0.04)	(1.66)	0.22	0.23	0.53
Total from investment operations	0.22	(1.48)	0.37	0.35	0.80
Less distributions:
From net investment income	(0.30)	(0.24)	(0.20)	(0.25)	(0.27)
From net realized gain on investments	—	(0.03)	—	—	—
Total distributions	(0.30)	(0.27)	(0.20)	(0.25)	(0.27)
Net asset value at end of year	$ 8.77	$ 8.85	$ 10.60	$ 10.43	$ 10.33
Total investment return (b)	2.32%	(14.19)%	3.56%	3.38%	8.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80%	1.80%	1.38%	1.80%	2.71%
Net expenses (c)	1.03%	1.02%	1.01%	1.01%	1.02%
Portfolio turnover rate (d)	75%(e)	127%(e)	39%	72%	38%
Net assets at end of year (in 000’s)	$ 1,920	$ 3,959	$ 7,006	$ 9,286	$ 12,354

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.85	$ 10.60	$ 10.44	$ 10.34	$ 9.80
Net investment income (loss)	0.26(a)	0.18(a)	0.15(a)	0.18	0.27
Net realized and unrealized gain (loss)	(0.03)	(1.66)	0.21	0.17	0.54
Total from investment operations	0.23	(1.48)	0.36	0.35	0.81
Less distributions:
From net investment income	(0.30)	(0.24)	(0.20)	(0.25)	(0.27)
From net realized gain on investments	—	(0.03)	—	—	—
Total distributions	(0.30)	(0.27)	(0.20)	(0.25)	(0.27)
Net asset value at end of year	$ 8.78	$ 8.85	$ 10.60	$ 10.44	$ 10.34
Total investment return (b)	2.44%	(14.19)%	3.46%	3.38%	8.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%	1.81%	1.37%	1.79%	2.69%
Net expenses (c)	1.03%	1.02%	1.01%	1.01%	1.02%
Portfolio turnover rate (d)	75%(e)	127%(e)	39%	72%	38%
Net assets at end of year (in 000’s)	$ 103,571	$ 125,521	$ 194,545	$ 220,146	$ 225,762

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Financial Highlights selected per share data and ratios
	Year Ended October 31,			August 31, 2020^ through October 31,
Class C2	2023	2022	2021	2020
Net asset value at beginning of period	$ 8.85	$ 10.60	$ 10.43	$ 10.52
Net investment income (loss)	0.25(a)	0.17(a)	0.12(a)	0.03
Net realized and unrealized gain (loss)	(0.05)	(1.67)	0.23	(0.09)
Total from investment operations	0.20	(1.50)	0.35	(0.06)
Less distributions:
From net investment income	(0.28)	(0.22)	(0.18)	(0.03)
From net realized gain on investments	—	(0.03)	—	—
Total distributions	(0.28)	(0.25)	(0.18)	(0.03)
Net asset value at end of period	$ 8.77	$ 8.85	$ 10.60	$ 10.43
Total investment return (b)	2.17%	(14.32)%	3.39%	(0.54)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	1.75%	1.12%	1.02%††
Net expenses (c)	1.18%	1.17%	1.15%	1.15%††
Portfolio turnover rate (d)	75%(e)	127%(e)	39%	72%
Net assets at end of period (in 000’s)	$ 5,350	$ 3,920	$ 2,990	$ 251

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.85	$ 10.60	$ 10.44	$ 10.34	$ 9.80
Net investment income (loss)	0.31(a)	0.23(a)	0.20(a)	0.29	0.32
Net realized and unrealized gain (loss)	(0.03)	(1.66)	0.22	0.11	0.54
Total from investment operations	0.28	(1.43)	0.42	0.40	0.86
Less distributions:
From net investment income	(0.35)	(0.29)	(0.26)	(0.30)	(0.32)
From net realized gain on investments	—	(0.03)	—	—	—
Total distributions	(0.35)	(0.32)	(0.26)	(0.30)	(0.32)
Net asset value at end of year	$ 8.78	$ 8.85	$ 10.60	$ 10.44	$ 10.34
Total investment return (b)	2.99%	(13.75)%	4.00%	3.91%	8.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.35%	2.33%	1.87%	2.28%	3.14%
Net expenses (c)	0.49%	0.50%	0.48%	0.50%	0.52%
Portfolio turnover rate (d)	75%(e)	127%(e)	39%	72%	38%
Net assets at end of year (in 000’s)	$ 5,868,539	$ 4,357,422	$ 5,709,408	$ 4,430,985	$ 2,866,903

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			November 1, 2019^ through October 31,
Class R6	2023	2022	2021	2020
Net asset value at beginning of period	$ 8.86	$ 10.61	$ 10.44	$ 10.34
Net investment income (loss)	0.32(a)	0.24(a)	0.21(a)	0.27
Net realized and unrealized gain (loss)	(0.05)	(1.66)	0.22	0.13
Total from investment operations	0.27	(1.42)	0.43	0.40
Less distributions:
From net investment income	(0.35)	(0.30)	(0.26)	(0.30)
From net realized gain on investments	—	(0.03)	—	—
Total distributions	(0.35)	(0.33)	(0.26)	(0.30)
Net asset value at end of period	$ 8.78	$ 8.86	$ 10.61	$ 10.44
Total investment return (b)	2.93%	(13.68)%	4.15%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.40%	2.51%	1.92%	2.27%
Net expenses (c)	0.43%	0.44%	0.43%	0.44%
Portfolio turnover rate (d)	75%(e)	127%(e)	39%	72%
Net assets at end of period (in 000’s)	$ 606,909	$ 469,013	$ 276,280	$ 197,746

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class C2	August 31, 2020
Class I	December 21, 2009
Class R6	November 1, 2019
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The

60	MainStay MacKay Tax Free Bond Fund

Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal
61

Notes to Financial Statements (continued)
conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro

62	MainStay MacKay Tax Free Bond Fund

rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. As of October 31, 2023, the Fund did not hold any open futures contracts.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal
63

Notes to Financial Statements (continued)
government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023 PREPA has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full pre-petition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is un-confirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled. Bankruptcy plan confirmation hearings are currently scheduled to begin in March of 2024.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2023, the Fund's total Puerto Rico investments is 1.3% of total investments, with 100.0% of that amount insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$13,344,679	$13,344,679
Total Net Realized Gain (Loss)	$13,344,679	$13,344,679

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(31,453,455)	$(31,453,455)
Total Net Change in Unrealized Appreciation (Depreciation)	$(31,453,455)	$(31,453,455)

64	MainStay MacKay Tax Free Bond Fund

Average Notional Amount	Total
Futures Contracts Short (a)	$(378,273,438)

(a)	Positions were open six months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% from $5 billion to $7 billion; 0.38% from $7 billion to $9 billion; and 0.37% in excess of $9 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2023, the effective management fee rate was 0.41%, inclusive of a fee for fund accounting services of 0.01% of the Fund's average daily net assets.
In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $31,862,362 and paid the Subadvisor in the amount of $15,530,172. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $19,141 and $324, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2023, of $128,945 and $11,953, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service
65

Notes to Financial Statements (continued)
Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 783,589	$—
Investor Class	6,496	—
Class B	2,651	—
Class C	116,193	—
Class C2	4,998	—
Class I	3,428,918	—
Class R6	19,463	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$22,439	0.4%
Class R6	23,963	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,187,698,346	$4,783,984	$(361,512,822)	$(356,728,838)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$7,177,506	$(948,435,411)	$(7,918,284)	$(356,728,838)	$(1,305,905,027)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization and wash sales adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(788,844)	$788,844
The reclassifications for the Fund are primarily due to redemption in-kind adjustments.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $948,435,411, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$565,664	$382,771

66	MainStay MacKay Tax Free Bond Fund

During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 6,696,558	$ 3,636,127
Long-Term Capital Gains	—	26,911,851
Exempt Interest Dividends	278,942,048	221,977,149
Total	$285,638,606	$252,525,127
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities and in-kind transactions, were $7,386,268 and $5,670,612, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	47,760,222	$ 442,488,108
Shares issued to shareholders in reinvestment of distributions	4,007,599	37,098,862
Shares redeemed	(50,435,605)	(465,236,589)
Shares redeemed in connection with in-kind transactions	(39,952,689)	(373,829,325)
Net increase (decrease) in shares outstanding before conversion	(38,620,473)	(359,478,944)
Shares converted into Class A (See Note 1)	321,509	3,003,490
Shares converted from Class A (See Note 1)	(311,175)	(2,883,763)
Net increase (decrease)	(38,610,139)	$ (359,359,217)
Year ended October 31, 2022:
Shares sold	130,380,923	$ 1,314,002,747
Shares issued to shareholders in reinvestment of distributions	5,421,368	53,611,172
Shares redeemed	(167,369,579)	(1,665,629,660)
Shares redeemed in connection with in-kind transactions	(88,883,335)	(930,537,398)
Net increase (decrease) in shares outstanding before conversion	(120,450,623)	(1,228,553,139)
Shares converted into Class A (See Note 1)	452,466	4,319,856
Shares converted from Class A (See Note 1)	(241,624)	(2,235,525)
Net increase (decrease)	(120,239,781)	$(1,226,468,808)

67

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	21,923	$ 205,436
Shares issued to shareholders in reinvestment of distributions	23,957	222,827
Shares redeemed	(85,065)	(791,986)
Net increase (decrease) in shares outstanding before conversion	(39,185)	(363,723)
Shares converted into Investor Class (See Note 1)	34,707	322,690
Shares converted from Investor Class (See Note 1)	(31,523)	(294,482)
Net increase (decrease)	(36,001)	$ (335,515)
Year ended October 31, 2022:
Shares sold	47,829	$ 477,956
Shares issued to shareholders in reinvestment of distributions	22,092	217,249
Shares redeemed	(131,140)	(1,340,625)
Net increase (decrease) in shares outstanding before conversion	(61,219)	(645,420)
Shares converted into Investor Class (See Note 1)	15,813	157,272
Shares converted from Investor Class (See Note 1)	(57,552)	(572,273)
Net increase (decrease)	(102,958)	$ (1,060,421)

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	10,162	$ 92,414
Shares issued to shareholders in reinvestment of distributions	9,094	84,378
Shares redeemed	(225,573)	(2,110,439)
Net increase (decrease) in shares outstanding before conversion	(206,317)	(1,933,647)
Shares converted from Class B (See Note 1)	(22,298)	(206,802)
Net increase (decrease)	(228,615)	$ (2,140,449)
Year ended October 31, 2022:
Shares sold	4,936	$ 47,640
Shares issued to shareholders in reinvestment of distributions	14,760	145,103
Shares redeemed	(209,782)	(2,027,969)
Net increase (decrease) in shares outstanding before conversion	(190,086)	(1,835,226)
Shares converted from Class B (See Note 1)	(23,583)	(229,631)
Net increase (decrease)	(213,669)	$ (2,064,857)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,263,361	$ 21,043,323
Shares issued to shareholders in reinvestment of distributions	335,827	3,111,757
Shares redeemed	(4,817,895)	(44,653,513)
Net increase (decrease) in shares outstanding before conversion	(2,218,707)	(20,498,433)
Shares converted from Class C (See Note 1)	(158,785)	(1,474,192)
Net increase (decrease)	(2,377,492)	$ (21,972,625)
Year ended October 31, 2022:
Shares sold	2,218,065	$ 21,391,995
Shares issued to shareholders in reinvestment of distributions	352,474	3,461,431
Shares redeemed	(6,602,650)	(64,058,583)
Net increase (decrease) in shares outstanding before conversion	(4,032,111)	(39,205,157)
Shares converted from Class C (See Note 1)	(136,858)	(1,334,457)
Net increase (decrease)	(4,168,969)	$ (40,539,614)

Class C2	Shares	Amount
Year ended October 31, 2023:
Shares sold	382,509	$ 3,563,900
Shares issued to shareholders in reinvestment of distributions	17,308	160,027
Shares redeemed	(232,963)	(2,161,230)
Net increase (decrease)	166,854	$ 1,562,697
Year ended October 31, 2022:
Shares sold	226,213	$ 2,213,594
Shares issued to shareholders in reinvestment of distributions	9,314	90,208
Shares redeemed	(74,555)	(706,592)
Net increase (decrease)	160,972	$ 1,597,210

68	MainStay MacKay Tax Free Bond Fund

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	463,833,414	$ 4,298,291,795
Shares issued to shareholders in reinvestment of distributions	17,389,207	160,931,629
Shares redeemed	(304,933,040)	(2,803,075,906)
Net increase (decrease) in shares outstanding before conversion	176,289,581	1,656,147,518
Shares converted into Class I (See Note 1)	328,304	3,044,015
Shares converted from Class I (See Note 1)	(136,968)	(1,281,488)
Net increase (decrease)	176,480,917	$ 1,657,910,045
Year ended October 31, 2022:
Shares sold	355,933,328	$ 3,455,802,105
Shares issued to shareholders in reinvestment of distributions	12,832,922	125,526,725
Shares redeemed	(385,037,502)	(3,678,587,460)
Net increase (decrease) in shares outstanding before conversion	(16,271,252)	(97,258,630)
Shares converted into Class I (See Note 1)	277,634	2,599,530
Shares converted from Class I (See Note 1)	(30,259,512)	(303,254,838)
Net increase (decrease)	(46,253,130)	$ (397,913,938)

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	77,829,474	$ 707,596,489
Shares issued to shareholders in reinvestment of distributions	157,438	1,457,435
Shares redeemed	(61,792,901)	(562,883,444)
Net increase (decrease) in shares outstanding before conversion	16,194,011	146,170,480
Shares converted into Class R6 (See Note 1)	116,991	1,096,842
Shares converted from Class R6 (See Note 1)	(140,796)	(1,326,310)
Net increase (decrease)	16,170,206	$ 145,941,012
Year ended October 31, 2022:
Shares sold	133,667,628	$ 1,290,515,213
Shares issued to shareholders in reinvestment of distributions	52,050	496,182
Shares redeemed	(136,777,292)	(1,302,976,762)
Net increase (decrease) in shares outstanding before conversion	(3,057,614)	(11,965,367)
Shares converted into Class R6 (See Note 1)	30,237,243	303,054,035
Shares converted from Class R6 (See Note 1)	(263,796)	(2,503,969)
Net increase (decrease)	26,915,833	$ 288,584,699
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
At a meeting held on December 6-7, 2023, the Board approved an additional breakpoint in the management fee of 0.01% at $11 billion. Effective February 28, 2024, the Fund will pay the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% from $5 billion to $7 billion; 0.38% from $7 billion to $9 billion; 0.37% from $9 billion to $11 billion; and 0.36% in excess of $11 billion.
69

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Tax Free Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
70	MainStay MacKay Tax Free Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 97.7% of the ordinary income dividends paid during its fiscal year ended October 31, 2023 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
71

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
72	MainStay MacKay Tax Free Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
73

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
74	MainStay MacKay Tax Free Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
75

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013754MS139-23	MST11-12/23
(NYLIM) NL215

MainStay MacKay U.S. Infrastructure Bond Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	1/3/1995	-0.81%	-0.35%	0.22%	0.98%
		Excluding sales charges		2.26	0.57	0.68	0.98
Investor Class Shares[4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	-0.74	-0.68	-0.08	1.25
		Excluding sales charges		1.80	0.24	0.38	1.25
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	5/1/1986	-3.72	-0.86	-0.36	2.00
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		1.19	-0.50	-0.36	2.00
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	0.21	-0.47	-0.35	2.00
	if Redeemed Within One Year of Purchase	Excluding sales charges		1.19	-0.47	-0.35	2.00
Class I Shares	No Sales Charge		1/2/2004	2.48	0.79	0.93	0.73
Class R6 Shares	No Sales Charge		11/1/2019	2.55	N/A	-1.72	0.57

1.	Effective February 28, 2019 and June 21, 2019, the Fund modified its principal investment strategies. The past performance in the bar chart and table prior to those dates reflects the Fund’s prior principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg 5-10 Year Taxable Municipal Bond Index[1]	3.08%	1.14%	2.32%
Morningstar Intermediate Core Bond Category Average[2]	0.55	-0.16	0.76

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Bloomberg 5-10 Year Taxable Municipal Bond Index as its primary benchmark. The Bloomberg 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Taxable Municipal Bond Index.
2.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay U.S. Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Infrastructure Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$953.60	$4.19	$1,020.92	$4.33	0.85%
Investor Class Shares	$1,000.00	$952.50	$5.56	$1,019.51	$5.75	1.13%
Class B Shares	$1,000.00	$948.70	$9.28	$1,015.68	$9.60	1.89%
Class C Shares	$1,000.00	$949.90	$9.29	$1,015.68	$9.60	1.89%
Class I Shares	$1,000.00	$955.30	$2.96	$1,022.18	$3.06	0.60%
Class R6 Shares	$1,000.00	$955.70	$2.61	$1,022.53	$2.70	0.53%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
‡ Less than one-tenth of percent
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	State of Illinois, 2.159%-7.35%, due 6/15/29–4/1/38
2.	Commonwealth of Massachusetts, 1.52%-5.50%, due 7/15/29–10/1/31
3.	State of Texas, 2.526%-4.98%, due 10/1/31–10/1/36
4.	City of New York, 1.623%-5.625%, due 8/1/28–4/1/34
5.	New York City Transitional Finance Authority, 1.55%-5.65%, due 5/1/28–11/1/35
6.	City of Oakland, 5.50%-5.85%, due 7/15/31–7/15/35
7.	Alabama Federal Aid Highway Finance Authority, 1.727%-2.256%, due 9/1/28–9/1/33
8.	Oregon State Lottery, 1.641%-4.303%, due 4/1/28–4/1/31
9.	State of Connecticut, 2.677%-5.459%, due 5/15/30–11/1/30
10.	State of Hawaii, 1.395%-2.642%, due 10/1/28–10/1/36

8	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke, CFA, John Lawlor, Sanjit Gill, CFA, and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay U.S. Infrastructure Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay MacKay U.S. Infrastructure Bond Fund returned 2.48%, underperforming the 3.08% return of the Fund’s benchmark, the Bloomberg 5–10 Year Taxable Municipal Bond Index (the “Index”). Over the same period, Class I shares outperformed the 0.55% return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund underperformed the Index due to underweight exposure to AA-rated bonds and overweight exposure to AAA-rated bonds.2 In addition, underweight exposure to holdings from Texas and Oregon, as well as an underweight exposure to bonds maturing between 5–9 years, detracted from relative returns. Conversely, the Fund’s security selection among 4% coupon bonds made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) From a credit perspective, underweight exposure to A-rated3 bonds aided relative performance. In addition, underweight allocations to the states of Illinois and New Jersey added on a relative basis, as did out-of-Index bonds maturing beyond 10 years. Also, the Fund engaged in significant tax-loss harvesting. This created losses that can be carried forward to offset future gains in the Fund. This activity also resulted in creating a higher book yield for the Fund.
What was the Fund’s duration4 strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to adopt a duration-neutral posture in the Fund relative to the Index. As of October 31, 2023, the modified duration to worst5 for the Fund was 5.84 years compared to 6.09 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund’s overweight exposure to the transportation and state general obligation sectors made positive contributions to returns relative to the Index. Conversely, the Fund’s underweight exposure to and security selection in the education and leasing sectors weakened relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There was an increase to the Fund’s electric and state general obligation weightings. We added to traditional municipal bonds, such as bonds backed by the taxing power of general obligation issuers or secured by the revenues of essential service providers, due to their generally strong, resilient profiles. In addition, we increased exposure to higher-quality AAA-rated credits. During the reporting period, the Fund increased exposure to high-quality credits since they are in relatively strong financial condition and were available at much higher yields. Conversely, the Fund decreased exposure to the transportation and hospital sectors, and to A-rated bonds. From a state

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”), is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity. This measure ignores future cash flow fluctuations due to embedded optionality.
9

perspective, the Fund decreased exposure to holdings from Illinois.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held overweight exposure to bonds maturing beyond 10 years, where municipal yields are more attractive. In addition, the Fund held overweight exposure to the electric and water & sewer sectors. Furthermore, the Fund held overweight exposure to AAA-rated bonds. As of the same date, the Fund held underweight exposure to the state general obligation and leasing sectors. In addition, the Fund held underweight exposure to A-rated credits, as well as the states of New York and Texas.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Long-Term Bonds 95.4%
Corporate Bonds 3.5%
Commercial Services 2.4%
Chapman University
Series 2021
2.067%, due 4/1/31	$ 2,680,000	$ 2,010,353
Emory University
Series 2020
2.143%, due 9/1/30	10,240,000	8,226,712
Johns Hopkins University
Series A
4.705%, due 7/1/32	12,391,000	11,734,605
		21,971,670
Healthcare-Services 1.1%
Advocate Health & Hospitals Corp.
3.829%, due 8/15/28	6,590,000	6,100,889
OhioHealth Corp.
2.297%, due 11/15/31	5,000,000	3,864,467
		9,965,356
Total Corporate Bonds (Cost $33,500,901)		31,937,026
Municipal Bonds 91.9%
Alabama 2.0%
Alabama Federal Aid Highway Finance Authority Revenue Bonds
Series B
1.727%, due 9/1/28	8,000,000	6,852,294
Series B
1.856%, due 9/1/29	2,160,000	1,800,906
Series B
2.156%, due 9/1/32	4,000,000	3,083,916
Series B
2.256%, due 9/1/33	5,725,000	4,328,262
City of Birmingham Unlimited General Obligation
2.128%, due 3/1/31	1,135,000	913,156
City of Huntsville, Water System Revenue Bonds
Series B
1.187%, due 11/1/27	1,000,000	855,771
		17,834,305
	Principal Amount	Value

Arizona 0.8%
Arizona Board of Regents, Arizona State University Revenue Bonds
Series C
4.531%, due 7/1/29	$ 1,525,000	$ 1,446,505
Arizona Industrial Development Authority, Voyager Foundation Inc., Project Revenue Bonds
Series 2020
3.65%, due 10/1/29	1,115,000	945,232
Series 2020
3.90%, due 10/1/34	1,900,000	1,374,670
City of Phoenix Unlimited General Obligation
Series A
5.269%, due 7/1/34	3,980,000	3,870,383
		7,636,790
Arkansas 1.2%
City of Springdale, Sales & Use Tax Revenue Bonds
Series A, Insured: BAM
5.025%, due 8/1/28	1,200,000	1,181,080
Series A, Insured: BAM
5.053%, due 8/1/29	3,345,000	3,275,113
Series A, Insured: BAM
5.103%, due 8/1/30	1,500,000	1,459,782
Series A, Insured: BAM
5.11%, due 8/1/31	2,100,000	2,025,966
Series A, Insured: BAM
5.16%, due 8/1/32	2,000,000	1,921,346
Series A, Insured: BAM
5.21%, due 8/1/33	1,150,000	1,101,049
		10,964,336
California 18.0%
Alameda Corridor Transportation Authority Revenue Bonds, Sub. Lien
Series B, Insured: BAM AMBAC
(zero coupon), due 10/1/32	5,000,000	2,925,250
Anaheim Public Financing Authority, Convention Center Expansion Revenue Bonds
Series A, Insured: AGM
2.971%, due 7/1/33	2,800,000	2,186,061

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Community Choice Financing Authority, Clean Energy Project (a) Revenue Bonds
Series A-1
4.00%, due 5/1/53	$ 5,405,000	$ 5,143,316
Series C
5.25%, due 1/1/54	5,725,000	5,604,652
California Health Facilities Financing Authority Revenue Bonds, Senior Lien
1.829%, due 6/1/29	2,500,000	2,073,058
California State University, Systemwide Revenue Bonds
Series B
1.674%, due 11/1/29	2,710,000	2,197,099
Series B
1.994%, due 11/1/32	1,000,000	741,991
Series B
4.90%, due 11/1/34	2,750,000	2,545,574
Series B
5.00%, due 11/1/35	4,750,000	4,392,192
Central Basin Municipal Water District Revenue Bonds
Series B, Insured: BAM
3.56%, due 8/1/33	1,345,000	1,098,711
City of Los Angeles, Department of Airports Revenue Bonds
Series C
1.613%, due 5/15/30	1,000,000	785,848
City of Los Angeles Unlimited General Obligation
Series A
2.15%, due 9/1/32	2,500,000	1,912,704
City of Los Angeles, Department of Airports Customer Facility Charge Revenue Bonds
Series A, Insured: AGM
3.258%, due 5/15/30	2,620,000	2,292,363
Series A, Insured: AGM
3.408%, due 5/15/32	2,410,000	2,035,390
City of Oakland Unlimited General Obligation
Series A-2
5.50%, due 7/15/31	3,000,000	2,980,509
Series A-2
5.60%, due 7/15/32	2,580,000	2,568,430
	Principal Amount	Value

California (continued)
City of Oakland Unlimited General Obligation (continued)
Series A-2
5.65%, due 7/15/33	$ 2,000,000	$ 1,990,359
Series A-2
5.75%, due 7/15/34	4,205,000	4,196,125
Series A-2
5.85%, due 7/15/35	4,430,000	4,433,836
Contra Costa Community College District Unlimited General Obligation
1.75%, due 8/1/28	1,500,000	1,284,622
Series B
6.504%, due 8/1/34	2,270,000	2,391,536
Contra Costa Transportation Authority, Sales Tax Revenue Bonds
Series B
2.25%, due 3/1/34	1,580,000	1,167,889
County of Alameda Unlimited General Obligation
Series B
3.599%, due 8/1/29	9,185,000	8,453,371
Series B
3.749%, due 8/1/32	2,000,000	1,760,058
Cupertino Union School District Unlimited General Obligation
2.65%, due 8/1/31	1,000,000	820,049
East Side Union High School District Unlimited General Obligation
Series B, Insured: BAM
2.027%, due 8/1/30	1,195,000	967,098
Foothill-De Anza Community College District, Election of 2006 Unlimited General Obligation
Series E
2.896%, due 8/1/31	1,025,000	859,140
Glendale Community College District Unlimited General Obligation
2.268%, due 8/1/30	1,500,000	1,234,113
2.568%, due 8/1/33	2,145,000	1,655,108
2.668%, due 8/1/34	2,545,000	1,929,665
Glendale Unified School District Unlimited General Obligation
Series B
1.83%, due 9/1/32	1,280,000	943,593

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Long Beach Community College District Unlimited General Obligation
Series H
2.387%, due 8/1/29	$ 1,695,000	$ 1,444,707
Los Angeles Community College District, Election of 2008 Unlimited General Obligation
Series B
7.53%, due 8/1/29	6,000,000	6,523,312
Los Angeles Unified School District Unlimited General Obligation
Series RY
6.758%, due 7/1/34	2,360,000	2,497,727
Marin Community College District Unlimited General Obligation
Series B
1.89%, due 8/1/32	2,400,000	1,770,479
Marin Community College District, Election of 2016 Unlimited General Obligation
Series A-1
3.272%, due 8/1/27	1,425,000	1,324,558
Oakland Unified School District, Alameda County Unlimited General Obligation
Insured: BAM
2.774%, due 8/1/34	1,000,000	749,867
Insured: BAM
2.874%, due 8/1/35	7,405,000	5,447,677
Oxnard Financing Authority Revenue Bonds
Series B
6.819%, due 6/1/30	4,910,000	5,097,625
Port of Oakland Revenue Bonds, Senior Lien
Series R
1.949%, due 5/1/28	4,000,000	3,464,213
Series R
2.099%, due 5/1/30	2,360,000	1,919,485
Series R
2.349%, due 5/1/33	1,205,000	905,775
Redondo Beach Unified School District Unlimited General Obligation
Series B
2.211%, due 8/1/36	2,100,000	1,416,396
	Principal Amount	Value

California (continued)
San Diego Community College District Unlimited General Obligation
2.113%, due 8/1/31	$ 3,470,000	$ 2,738,937
San Diego County Regional Transportation Commission Revenue Bonds
Series A
2.499%, due 4/1/30	1,570,000	1,321,019
San Francisco City & County Public Utilities Commission, Wastewater Revenue Bonds
Series B
5.60%, due 10/1/30	6,620,000	6,634,199
San Francisco City & County Redevelopment Agency Successor Agency Tax Allocation, Third Lien
Series A, Insured: AGM
2.543%, due 8/1/30	2,000,000	1,618,560
Series A, Insured: AGM
2.643%, due 8/1/31	1,780,000	1,406,609
San Joaquin Hills Transportation Corridor Agency Revenue Bonds, Senior Lien
Series B, Insured: AGM
2.571%, due 1/15/30	1,250,000	1,049,352
San Jose Evergreen Community College District Unlimited General Obligation
Series B
6.649%, due 7/1/43	5,000,000	4,930,352
San Jose Unified School District Unlimited General Obligation
1.847%, due 8/1/33	1,685,000	1,215,248
Santa Monica-Malibu Unified School District Unlimited General Obligation
1.51%, due 7/1/30	2,510,000	1,971,785
Silicon Valley Clean Water Revenue Bonds
Series A
1.962%, due 8/1/31	2,950,000	2,276,858
Southern California Public Power Authority, National Gas Project Revenue Bonds
Series A, Insured: AGM
5.93%, due 7/1/32	1,800,000	1,814,428
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Southern California Public Power Authority, National Gas Project Revenue Bonds (continued)
Series A, Insured: AGM
6.03%, due 7/1/32	$ 7,030,000	$ 7,116,875
State of California, Various Purpose Unlimited General Obligation
3.00%, due 11/1/30	3,225,000	2,741,495
5.20%, due 3/1/43	1,000,000	876,959
5.875%, due 10/1/41	4,000,000	3,836,844
7.50%, due 4/1/34	4,000,000	4,483,713
State of California Department of Water Resources, Central Valley Project Revenue Bonds
Series BC
1.16%, due 12/1/27	2,180,000	1,862,280
Series BE
2.132%, due 12/1/33	7,500,000	5,510,140
Vacaville Unified School District Unlimited General Obligation
1.639%, due 8/1/29	2,000,000	1,621,234
		163,158,418
Colorado 1.6%
City & County of Denver, Airport System Revenue Bonds
Series C
2.237%, due 11/15/30	6,645,000	5,388,847
Series C
2.617%, due 11/15/33	3,000,000	2,300,346
City & County of Denver, Pledged Excise Tax Revenue Bonds
Series B
3.696%, due 8/1/28	4,670,000	4,303,186
Colorado Housing and Finance Authority Revenue Bonds
Series K-1, Insured: GNMA
5.75%, due 11/1/53	3,000,000	2,798,129
		14,790,508
Connecticut 1.8%
State of Connecticut Unlimited General Obligation
Series A
2.677%, due 7/1/30	3,805,000	3,217,103
	Principal Amount	Value

Connecticut (continued)
State of Connecticut Unlimited General Obligation (continued)
Series A
4.06%, due 6/15/30	$ 4,600,000	$ 4,243,566
Series A
4.657%, due 5/15/30	7,000,000	6,694,004
State of Connecticut, Transportation Infrastructure, Special Tax Revenue Bonds
Series B
5.459%, due 11/1/30	1,860,000	1,831,552
		15,986,225
District of Columbia 0.2%
District of Columbia Revenue Bonds
Series B
3.759%, due 7/1/29	1,870,000	1,723,344
Florida 3.1%
Bay Laurel Center Community Development District, Water & Sewer Revenue Bonds
Series B, Insured: AGM
5.60%, due 9/1/42	1,000,000	949,088
City of Miami, Beach Parking Unlimited General Obligation
Series B
4.661%, due 5/1/31	1,310,000	1,239,725
Series B
4.674%, due 5/1/29	1,900,000	1,844,948
Series B
5.261%, due 5/1/38	2,010,000	1,879,438
County of Broward, Airport System Revenue Bonds
Series C
2.504%, due 10/1/28	2,360,000	2,070,148
County of Miami-Dade, Seaport Department Revenue Bonds
Series A-3, Insured: AGM
2.012%, due 10/1/31	6,940,000	5,256,057
Series A-3, Insured: AGM
2.162%, due 10/1/32	4,000,000	2,964,479

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade, Aviation Revenue Bonds
Series B
2.287%, due 10/1/29	$ 1,000,000	$ 833,586
Series B
3.406%, due 10/1/32	1,500,000	1,243,017
Florida Development Finance Corp., UF Health Jacksonville Project Revenue Bonds
Series B, Insured: AGM
3.223%, due 2/1/32	8,500,000	6,737,198
Tampa-Hillsborough County Expressway Authority Revenue Bonds
Series B, Insured: BAM
2.142%, due 7/1/31	4,375,000	3,405,166
		28,422,850
Georgia 1.1%
City of Atlanta, Water & Wastewater Revenue Bonds
1.637%, due 11/1/29	1,000,000	812,465
2.257%, due 11/1/35	5,560,000	4,114,491
Municipal Electric Authority of Georgia, Project One Subordinated Bonds Revenue Bonds
Series B
2.257%, due 1/1/29	1,425,000	1,201,311
Oglethorpe Power Corp. Revenue Bonds
Insured: NATL-RE
5.534%, due 1/1/35 (b)	2,300,000	2,178,222
State of Georgia Unlimited General Obligation
Series H
5.114%, due 11/1/29	1,500,000	1,491,770
		9,798,259
Guam 0.9%
Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds
Series B
2.75%, due 7/1/30	6,500,000	5,426,180
Series B
3.25%, due 7/1/34	2,000,000	1,565,992
	Principal Amount	Value

Guam (continued)
Port Authority of Guam Revenue Bonds
Series C
4.532%, due 7/1/27	$ 500,000	$ 470,352
Series C
4.582%, due 7/1/28	1,000,000	923,794
		8,386,318
Hawaii 2.2%
City & County of Honolulu, Wastewater System Revenue Bonds
Series A
1.623%, due 7/1/31	3,080,000	2,333,171
City & County of Honolulu Unlimited General Obligation
Series D
3.068%, due 10/1/30	1,980,000	1,721,443
State of Hawaii Unlimited General Obligation
Series FZ
1.395%, due 8/1/30	7,520,000	5,841,447
Series GD
1.71%, due 10/1/28	1,000,000	849,941
Series GC
1.868%, due 10/1/31	6,000,000	4,619,338
Series FZ
2.065%, due 8/1/35	1,100,000	761,755
Series GE
2.642%, due 10/1/36	4,725,000	3,398,041
		19,525,136
Illinois 6.0%
Chicago Board of Education Unlimited General Obligation
Series C, Insured: BAM
6.319%, due 11/1/29	2,000,000	1,991,863
Chicago Transit Authority Sales Tax Receipts Fund Revenue Bonds
Series B, Insured: BAM
3.102%, due 12/1/30	2,100,000	1,805,815
City of Chicago Unlimited General Obligation
Series B, Insured: AGM-CR
7.375%, due 1/1/33	1,200,000	1,269,087
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
County of Cook Unlimited General Obligation
Series C
5.79%, due 11/15/29	$ 1,290,000	$ 1,290,988
Illinois Finance Authority, Ann & Robert H Lurie Children's Hospital Revenue Bonds
3.548%, due 8/15/29	2,525,000	2,267,887
3.598%, due 8/15/30	1,000,000	881,028
Illinois Municipal Electric Agency Revenue Bonds
Series C
6.832%, due 2/1/35	5,000,000	5,143,156
Sales Tax Securitization Corp. Revenue Bonds, Second Lien
Series B, Insured: BAM
2.857%, due 1/1/31	6,000,000	5,031,225
Sales Tax Securitization Corp. Revenue Bonds
Series C
3.23%, due 1/1/28	2,160,000	1,990,885
State of Illinois, Sales Tax Revenue Bonds, Junior Lien
Series B
2.159%, due 6/15/29	2,500,000	2,038,217
Series B
2.509%, due 6/15/32	1,000,000	746,303
State of Illinois, Sales Tax Revenue Bonds
3.45%, due 6/15/29	3,170,000	2,775,339
State of Illinois Unlimited General Obligation
Series B
5.52%, due 4/1/38	11,950,000	10,835,257
Series 3
6.725%, due 4/1/35	10,153,846	10,061,178
State of Illinois, Build America Bonds Unlimited General Obligation
Series 5
7.35%, due 7/1/35	5,931,429	6,040,261
		54,168,489
	Principal Amount	Value

Indiana 0.7%
Indianapolis Local Public Improvement Bond Bank Revenue Bonds
Series G-3
5.04%, due 1/1/29	$ 1,115,000	$ 1,083,878
Series A-2
5.854%, due 1/15/30	5,325,000	5,329,701
		6,413,579
Iowa 0.5%
Iowa Finance Authority, State Revolving Fund Revenue Bonds
Series B
4.40%, due 8/1/29	3,250,000	3,132,975
Series B
4.45%, due 8/1/30	1,500,000	1,433,777
		4,566,752
Kansas 1.1%
County of Johnson Unlimited General Obligation
Series D
1.70%, due 9/1/32	5,025,000	3,697,777
Series D
2.00%, due 9/1/29	4,515,000	3,788,600
State of Kansas Department of Transportation Revenue Bonds
Series A
4.596%, due 9/1/35	2,500,000	2,297,934
		9,784,311
Louisiana 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, Utilities Restoration Corp. Project Revenue Bonds
5.197%, due 9/1/39	3,917,220	3,739,520
5.198%, due 12/1/39	4,830,000	4,520,183
State of Louisiana Unlimited General Obligation
Series C-1
1.804%, due 6/1/31	3,710,000	2,880,530
		11,140,233

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Maryland 1.0%
County of Baltimore Unlimited General Obligation
3.569%, due 8/1/32	$ 3,015,000	$ 2,691,608
County of Howard Unlimited General Obligation
Series E
1.55%, due 8/15/31	3,000,000	2,287,923
Maryland Stadium Authority, Baltimore City Public School Construction Financing Fund Revenue Bonds
Series C, Insured: State Intercept
2.207%, due 5/1/31	1,510,000	1,203,362
Maryland State Transportation Authority Revenue Bonds
Series B
5.604%, due 7/1/30	3,000,000	2,973,927
		9,156,820
Massachusetts 5.4%
Commonwealth of Massachusetts Limited General Obligation
Series E
1.52%, due 11/1/30	2,000,000	1,552,647
Series D
4.50%, due 8/1/31	1,320,000	1,231,205
Series E
5.50%, due 10/1/29	9,000,000	9,078,819
Series E
5.50%, due 10/1/31	5,050,000	5,052,284
Commonwealth of Massachusetts, COVID-19 Recovery Assessment Revenue Bonds
Series A
3.769%, due 7/15/29	7,250,000	6,734,431
Series A
3.881%, due 1/15/31	7,900,000	7,177,781
Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds
Series B
2.235%, due 7/1/31	7,795,000	6,130,219
Massachusetts Port Authority Revenue Bonds
Series C
1.679%, due 7/1/31	1,625,000	1,239,173
	Principal Amount	Value

Massachusetts (continued)
Massachusetts School Building Authority Revenue Bonds, Senior Lien
Series B
1.753%, due 8/15/30	$ 3,725,000	$ 3,016,790
Massachusetts Water Resources Authority Revenue Bonds
Series C
1.94%, due 8/1/30	1,500,000	1,209,426
Series C
2.09%, due 8/1/31	1,055,000	830,643
Series E
2.323%, due 8/1/29	2,015,000	1,721,047
University of Massachusetts, Building Authority Revenue Bonds, Senior Lien
Series 4
2.008%, due 11/1/31	2,730,000	2,104,873
Series 2
3.646%, due 11/1/34	2,495,000	2,077,819
		49,157,157
Michigan 1.3%
Great Lakes Water Authority, Sewage Disposal System Revenue Bonds, Senior Lien
Series A
2.365%, due 7/1/32	1,000,000	784,256
Michigan Finance Authority, Local Government Loan Program Revenue Bonds
Series E, Insured: State Aid Direct Deposit
8.369%, due 11/1/35	715,000	816,468
Michigan State Building Authority Revenue Bonds
Series II
1.812%, due 10/15/31	2,000,000	1,525,001
University of Michigan Revenue Bonds
Series B
1.672%, due 4/1/30	5,120,000	4,121,617
Series D
5.183%, due 4/1/35	5,000,000	4,798,729
		12,046,071
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Minnesota 0.9%
University of Minnesota Revenue Bonds
Series B
5.018%, due 8/1/35	$ 7,685,000	$ 7,272,786
Western Minnesota Municipal Power Agency Revenue Bonds
Series A
2.595%, due 1/1/29	1,000,000	884,170
		8,156,956
Mississippi 1.6%
State of Mississippi Unlimited General Obligation
Series B
1.699%, due 6/1/29	2,935,000	2,440,768
Series B
1.849%, due 6/1/30	2,135,000	1,735,780
Series E
1.987%, due 10/1/30	7,835,000	6,355,654
Series D
2.187%, due 10/1/32	4,000,000	3,077,152
Series D
3.729%, due 10/1/32	1,000,000	877,704
		14,487,058
Missouri 1.2%
Health & Educational Facilities Authority of the State of Missouri, Washington University (The) Revenue Bonds
Series A
3.471%, due 1/15/36	5,000,000	4,004,431
Series A
3.535%, due 2/15/33	1,300,000	1,102,196
Missouri Highway & Transportation Commission, Federal Reimbursement State Road Revenue Bonds
Series B
5.445%, due 5/1/33	6,120,000	6,009,818
		11,116,445
Nebraska 0.3%
City of Lincoln, Electric System Revenue Bonds
Series B
1.499%, due 9/1/30	3,000,000	2,325,120
	Principal Amount	Value

New Jersey 1.5%
New Jersey Turnpike Authority Revenue Bonds
Series B
1.483%, due 1/1/28	$ 2,000,000	$ 1,726,779
Series B
1.713%, due 1/1/29	3,235,000	2,725,914
Series B
2.213%, due 1/1/34	1,220,000	902,499
State of New Jersey Unlimited General Obligation
Series A
2.30%, due 6/1/27	1,000,000	904,987
Series A
2.75%, due 6/1/31	3,900,000	3,243,925
Series A, Insured: BAM
2.90%, due 6/1/33	5,180,000	4,184,525
		13,688,629
New Mexico 0.1%
City of Albuquerque, Gross Receipts Tax Revenue Bonds
Series C
2.205%, due 7/1/32	1,420,000	1,094,013
New York 10.0%
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation Revenue Bonds
Series B, Insured: AGM-CR
6.00%, due 10/1/30	1,855,000	1,842,116
City of New York Unlimited General Obligation
Series D
1.623%, due 8/1/28	6,500,000	5,471,133
Series D
1.723%, due 8/1/29	1,300,000	1,059,114
Series D-2
1.75%, due 3/1/30	2,450,000	1,954,287
Series D-3
1.97%, due 3/1/31	1,000,000	779,486
Series A-3
2.80%, due 8/1/30	2,820,000	2,376,422
Series E-2
4.90%, due 4/1/34	2,000,000	1,850,651
Series B-2
5.514%, due 10/1/30	3,880,000	3,838,574

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
City of New York Unlimited General Obligation (continued)
Series B-2
5.625%, due 10/1/31	$ 2,110,000	$ 2,087,657
Metropolitan Transportation Authority Revenue Bonds
Series B-1
6.548%, due 11/15/31	6,245,000	6,285,449
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds
Series C-2
1.55%, due 5/1/28	1,000,000	845,621
Series B-3
3.00%, due 11/1/33	1,000,000	782,766
Series C-3
3.35%, due 11/1/30	4,000,000	3,461,452
Series A-2
4.60%, due 5/1/30	6,000,000	5,659,322
Series D-3
5.65%, due 11/1/35	6,000,000	5,820,118
New York Power Authority Revenue Bonds
Series A, Insured: AGM
5.749%, due 11/15/33	6,530,000	6,592,214
New York State Dormitory Authority, State University of New York Dormitory Facilities Revenue Bonds
Series A
2.462%, due 7/1/32	4,750,000	3,686,715
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds
Series H
5.289%, due 3/15/33	6,935,000	6,716,690
New York State Urban Development Corp., Sales Tax Revenue Bonds
Series B
1.75%, due 3/15/28	3,580,000	3,083,649
New York State Urban Development Corp., Personal Income Tax Revenue Bonds
Series B
1.777%, due 3/15/28	3,500,000	3,006,032
	Principal Amount	Value

New York (continued)
New York State Urban Development Corp., Personal Income Tax Revenue Bonds (continued)
Series D
3.32%, due 3/15/29	$ 4,990,000	$ 4,488,346
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project Revenue Bonds
Series B, Insured: AGM-CR
3.473%, due 7/1/28	4,860,000	4,460,089
Port Authority of New York & New Jersey Revenue Bonds
Series 159
6.04%, due 12/1/29	5,000,000	5,124,495
State of New York Unlimited General Obligation
Series B
2.10%, due 3/15/33	2,490,000	1,854,016
Series B
2.95%, due 2/15/34	2,500,000	1,976,667
State of New York, Build America Bonds Unlimited General Obligation
Series C
5.54%, due 3/1/30	5,000,000	5,015,926
		90,119,007
North Carolina 0.9%
City of Charlotte Unlimited General Obligation
Series A
4.75%, due 6/1/29	3,630,000	3,545,514
North Carolina Turnpike Authority, Monroe Connector System Revenue Bonds
Series A
5.318%, due 1/1/31	3,000,000	2,959,120
University of North Carolina at Chapel Hill Revenue Bonds
3.847%, due 12/1/34	1,530,000	1,326,363
		7,830,997
Ohio 3.0%
American Municipal Power, Inc., Combined Hydroelectric Revenue Bonds
Series B
6.424%, due 2/15/32	1,455,000	1,498,394
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
County of Lucas Revenue Notes
6.25%, due 10/11/24	$ 8,330,000	$ 8,344,149
Franklin County Convention Facilities Authority Revenue Bonds
Series B
2.022%, due 12/1/30	4,795,000	3,762,661
JobsOhio Beverage System Revenue Bonds, Senior Lien
4.433%, due 1/1/33	7,000,000	6,671,528
Ohio Higher Educational Facility Commission, Ashtabula County Medical Center Obligated Group Revenue Bonds
5.25%, due 1/1/42	2,000,000	1,896,130
Ohio State University (The), General Receipts Revenue Bonds
Series B
3.673%, due 6/1/33	1,000,000	908,224
State of Ohio, Build America Bonds Unlimited General Obligation
Series B
5.462%, due 9/1/30	2,000,000	2,013,319
Summit County Development Finance Authority, Franciscan University of Steubenville Project Revenue Bonds
Series A
6.00%, due 11/1/48 (b)	1,750,000	1,621,746
		26,716,151
Oklahoma 0.1%
Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds
Series B, Insured: AGM
2.251%, due 1/1/32	1,300,000	1,002,717
Oregon 3.3%
City of Portland, Affordable Housing Project Unlimited General Obligation
Series A
4.37%, due 6/15/28	1,855,000	1,803,868
	Principal Amount	Value

Oregon (continued)
City of Portland, Affordable Housing Project Unlimited General Obligation (continued)
Series A
4.43%, due 6/15/29	$ 2,270,000	$ 2,194,327
Metro Unlimited General Obligation
3.10%, due 6/1/31	1,000,000	853,210
Oregon State Lottery Revenue Bonds
Series B
1.641%, due 4/1/28	9,500,000	8,186,902
Series B
1.875%, due 4/1/29	3,900,000	3,286,415
Series B
3.821%, due 4/1/31	3,000,000	2,705,437
Series B, Insured: Moral Obligation
4.303%, due 4/1/31	2,000,000	1,850,248
Port of Morrow, Bonneville Power Administration Revenue Bonds
Series 1
2.987%, due 9/1/36	5,810,000	4,449,518
State of Oregon, Department of Transportation Revenue Bonds, Senior Lien
Series B
1.53%, due 11/15/30	2,500,000	1,950,536
State of Oregon Unlimited General Obligation
Series C
1.975%, due 5/1/31	1,000,000	788,153
Tri-County Metropolitan Transportation, District of Oregon Revenue Bonds, Senior Lien
Series B
2.583%, due 9/1/36	2,100,000	1,516,677
		29,585,291
Pennsylvania 1.6%
Authority Improvement Municipalities, Carlow University Revenue Bonds
Series B
5.00%, due 11/1/53	750,000	483,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
City of Philadelphia Unlimited General Obligation
Series B, Insured: AGM
1.618%, due 7/15/29	$ 2,505,000	$ 2,026,215
Series B, Insured: AGM
1.738%, due 7/15/30	2,250,000	1,761,282
City of Philadelphia, Water & Wastewater Revenue Bonds
Series B
2.034%, due 11/1/31	1,000,000	804,254
City of Pittsburgh Unlimited General Obligation
Series B
1.619%, due 9/1/29	1,570,000	1,284,214
Commonwealth of Pennsylvania Unlimited General Obligation
Series 1
2.05%, due 8/1/31	4,020,000	3,133,312
County of Allegheny Unlimited General Obligation
Series C-79
1.786%, due 11/1/30	1,000,000	787,628
Erie City Water Authority Revenue Bonds
Series D, Insured: AGM
1.961%, due 12/1/30	2,945,000	2,333,227
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue Bonds
Series B
3.596%, due 9/15/30	2,000,000	1,783,833
		14,397,184
Rhode Island 1.4%
State of Rhode Island Unlimited General Obligation
Series B
4.79%, due 8/1/31	4,000,000	3,789,272
Series B
4.90%, due 8/1/32	6,000,000	5,673,728
Series B
5.00%, due 8/1/29	3,145,000	3,077,226
		12,540,226
	Principal Amount	Value

South Carolina 0.4%
South Carolina Public Service Authority, Santee Cooper Project Revenue Bonds
Series F, Insured: AGM-CR
5.74%, due 1/1/30	$ 3,690,000	$ 3,685,492
Tennessee 0.8%
City of Memphis Unlimited General Obligation
Series F
6.042%, due 7/1/34	2,000,000	2,036,703
Metropolitan Government Nashville & Davidson County Sports Authority, Stadium Project Revenue Bonds
Series D
4.98%, due 7/1/29	1,315,000	1,283,086
Series D
5.03%, due 7/1/30	1,000,000	969,409
Series D
5.068%, due 7/1/31	1,600,000	1,539,712
Series D
5.168%, due 7/1/33	1,550,000	1,479,045
		7,307,955
Texas 9.3%
Central Texas Regional Mobility Authority Revenue Bonds, Senior Lien
Series C
2.635%, due 1/1/32	1,500,000	1,185,585
City of Corpus Christi, Utility System Revenue Bonds, Junior Lien
Series B
2.166%, due 7/15/32	2,500,000	1,902,548
City of Dallas, Waterworks & Sewer System Revenue Bonds
Series B
3.648%, due 10/1/30	2,000,000	1,810,520
City of Frisco Limited General Obligation
Series B
5.25%, due 2/15/33	2,120,000	2,090,125
City of Houston, Combined Utility System Revenue Bonds, First Lien
Series D
1.972%, due 11/15/34	1,000,000	694,592
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
City of Houston, Combined Utility System Revenue Bonds, First Lien (continued)
Series D
2.022%, due 11/15/35	$ 2,000,000	$ 1,350,985
Series B
3.828%, due 5/15/28	2,575,000	2,464,504
City of Houston, Airport System Revenue Bonds, Sub. Lien
Series C
2.485%, due 7/1/32	1,470,000	1,149,234
City of Midland Limited General Obligation
Series A
3.601%, due 3/1/31	1,420,000	1,274,076
City of San Antonio, Electric & Gas Systems Limited General Obligation
1.763%, due 2/1/31	4,500,000	3,521,220
County of Bexar, Combined Venue Tax Revenue Bonds
Insured: AGM
2.434%, due 8/15/33	1,000,000	748,884
County of Williamson Limited General Obligation
1.486%, due 2/15/31	1,500,000	1,152,668
Dallas Area Rapid Transit Revenue Bonds, Senior Lien
Series D
1.828%, due 12/1/29	3,600,000	2,972,209
Dallas Area Rapid Transit Revenue Bonds
Series C
1.946%, due 12/1/31	1,730,000	1,342,497
Dallas Fort Worth International Airport Revenue Bonds
Series C
2.246%, due 11/1/31	2,585,000	2,039,495
Series A
2.454%, due 11/1/29	1,000,000	853,007
Series A
4.892%, due 11/1/34	1,750,000	1,636,329
Series A
4.942%, due 11/1/35	4,670,000	4,344,261
	Principal Amount	Value

Texas (continued)
Dallas Independent School District Unlimited General Obligation
Series A, Insured: PSF-GTD
2.533%, due 2/15/32	$ 7,500,000	$ 6,027,143
Metropolitan Transit Authority of Harris County Revenue Bonds
Series A
2.499%, due 11/1/34	4,000,000	2,938,793
North Texas Tollway Authority Revenue Bonds, First Tier
Series B
1.827%, due 1/1/29	3,300,000	2,777,440
Northwest Independent School District Unlimited General Obligation
Series A, Insured: PSF-GTD
1.776%, due 2/15/31	3,665,000	2,881,643
State of Texas, Public Finance Authority Unlimited General Obligation
2.526%, due 10/1/31	4,000,000	3,280,449
2.746%, due 10/1/33	1,000,000	795,284
4.68%, due 10/1/32	7,470,000	7,050,859
4.70%, due 10/1/33	1,000,000	937,609
4.90%, due 10/1/35	5,100,000	4,779,756
4.98%, due 10/1/36	4,250,000	3,975,832
State of Texas, Water Financial Assistance, Economically Distressed Areas Program Unlimited General Obligation
Series D
4.616%, due 8/1/34	1,000,000	914,956
State of Texas, Transportation Commission, Highway Improvement Unlimited General Obligation
Series A
4.631%, due 4/1/33	3,000,000	2,846,614
Texas Natural Gas Securitization Finance Corp. Revenue Bonds
Series A-1
5.102%, due 4/1/35	9,000,000	8,717,928
Texas Public Finance Authority, Texas Facilities Commission Revenue Bonds
1.62%, due 2/1/31	3,655,000	2,819,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Texas Tech University System Revenue Bonds
1.653%, due 2/15/29	$ 1,250,000	$ 1,043,181
		84,319,970
U.S. Virgin Islands 0.6%
Matching Fund Special Purpose Securitization Corp. Revenue Bonds
Series B
6.00%, due 10/1/25	5,875,000	5,809,363
Utah 0.9%
County of Salt Lake, Convention Hotel Revenue Bonds
5.25%, due 10/1/34 (b)	3,610,000	3,101,141
Intermountain Power Agency Revenue Bonds
Series B
4.978%, due 7/1/31	1,020,000	979,599
Series B
5.228%, due 7/1/35	2,520,000	2,391,793
Utah Board of Higher Education Revenue Bonds
Series B
1.656%, due 8/1/31	1,000,000	760,264
Utah Transit Authority Revenue Bonds
2.038%, due 12/15/31	1,050,000	811,222
		8,044,019
Virginia 0.6%
Farmville Industrial Development Authority, Longwood University Student Housing Project Revenue Bonds
Series B
5.00%, due 1/1/34	2,000,000	1,743,325
Virginia College Building Authority, 21st Century College & Equipment Programs Revenue Bonds
Series B
1.865%, due 2/1/31	3,000,000	2,364,086
	Principal Amount	Value

Virginia (continued)
Virginia Commonwealth Transportation Board, Build America Bonds Revenue Bonds
Series A-2, Insured: State Appropriations
5.35%, due 5/15/35	$ 1,255,000	$ 1,219,266
		5,326,677
Washington 2.2%
County of King, Sewer Revenue Bonds
Series B
1.30%, due 1/1/28	2,140,000	1,838,966
Series A
2.091%, due 7/1/34	1,880,000	1,361,872
Energy Northwest, Bonneville Power Administration Revenue Bonds
Series B
2.166%, due 7/1/32	2,740,000	2,114,955
Port of Seattle, Intermediate Lien Revenue Bonds
Series C
3.913%, due 8/1/30	2,200,000	1,997,855
Spokane Public Facilities District, Sales & Lodging tax Revenue Bonds
Series B
1.996%, due 12/1/30	1,950,000	1,551,845
State of Washington, Motor Vehicle Fuel Tax Unlimited General Obligation
Series F
5.09%, due 8/1/33	11,750,000	11,333,096
		20,198,589
West Virginia 0.3%
County of Ohio, Special District Excise Tax Revenue Bonds
Series A
4.00%, due 3/1/40	3,500,000	2,336,093
Wisconsin 0.8%
State of Wisconsin Unlimited General Obligation
Series 3
1.122%, due 5/1/28	4,100,000	3,446,168
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2023†^ (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
State of Wisconsin Unlimited General Obligation (continued)
Series 2
2.614%, due 5/1/32	$ 4,250,000	$ 3,407,614
Wisconsin Department of Transportation Revenue Bonds
Series 1
1.789%, due 7/1/33	1,000,000	719,602
		7,573,384
Total Municipal Bonds (Cost $863,898,234)		832,321,237
U.S. Government & Federal Agencies 0.0% ‡
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0% ‡
FHLMC Gold Pools, 30 Year
4.00%, due 10/1/48	112,624	99,368
6.50%, due 4/1/37	22,186	22,815
		122,183
Government National Mortgage Association (Mortgage Pass-Through Security) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/31	67,762	67,695
Total U.S. Government & Federal Agencies (Cost $204,171)		189,878
Total Long-Term Bonds (Cost $897,603,306)		864,448,141

	Shares

Short-Term Investments 1.6%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 5.275% (c)	825,933	825,933

	Principal Amount	Value

Short-Term Municipal Notes 1.5%
Mizuho Floater (b)(d)
5.73%, due 12/1/52	$ 4,750,000	$ 4,750,000
5.73%, due 12/1/62	8,750,000	8,750,000
Total Short-Term Municipal Notes (Cost $13,500,000)		13,500,000
Total Short-Term Investments (Cost $14,325,933)		14,325,933
Total Investments (Cost $911,929,239)	97.0%	878,774,074
Other Assets, Less Liabilities	3.0	27,590,875
Net Assets	100.0%	$ 906,364,949

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2023.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Current yield as of October 31, 2023.
(d)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay U.S. Infrastructure Bond Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 40,537	$ 741,248	$ (780,959)	$ —	$ —	$ 826	$ 1,099	$ —	826
Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 31,937,026	$ —	$ 31,937,026
Municipal Bonds	—	832,321,237	—	832,321,237
U.S. Government & Federal Agencies	—	189,878	—	189,878
Total Long-Term Bonds	—	864,448,141	—	864,448,141
Short-Term Investments
Affiliated Investment Company	825,933	—	—	825,933
Short-Term Municipal Notes	—	13,500,000	—	13,500,000
Total Short-Term Investments	825,933	13,500,000	—	14,325,933
Total Investments in Securities	$ 825,933	$ 877,948,141	$ —	$ 878,774,074

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $911,103,306)	$ 877,948,141
Investment in affiliated investment companies, at value (identified cost $825,933)	825,933
Receivables:
Investment securities sold	24,775,607
Dividends and interest	9,416,335
Fund shares sold	4,362,359
Other assets	87,433
Total assets	917,415,808
Liabilities
Payables:
Investment securities purchased	5,659,908
Fund shares redeemed	4,101,754
Manager (See Note 3)	266,335
Transfer agent (See Note 3)	197,578
NYLIFE Distributors (See Note 3)	24,210
Custodian	23,464
Professional fees	13,116
Shareholder communication	5,350
Accrued expenses	770
Distributions payable	758,374
Total liabilities	11,050,859
Net assets	$ 906,364,949
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 1,268,771
Additional paid-in-capital	1,030,238,024
1,031,506,795
Total distributable earnings (loss)	(125,141,846)
Net assets	$ 906,364,949
Class A
Net assets applicable to outstanding shares	$ 78,067,730
Shares of beneficial interest outstanding	11,040,143
Net asset value per share outstanding	$ 7.07
Maximum sales charge (3.00% of offering price)	0.22
Maximum offering price per share outstanding	$ 7.29
Investor Class
Net assets applicable to outstanding shares	$ 13,065,575
Shares of beneficial interest outstanding	1,839,223
Net asset value per share outstanding	$ 7.10
Maximum sales charge (2.50% of offering price)	0.18
Maximum offering price per share outstanding	$ 7.28
Class B
Net assets applicable to outstanding shares	$ 293,812
Shares of beneficial interest outstanding	41,541
Net asset value and offering price per share outstanding	$ 7.07
Class C
Net assets applicable to outstanding shares	$ 4,733,547
Shares of beneficial interest outstanding	669,821
Net asset value and offering price per share outstanding	$ 7.07
Class I
Net assets applicable to outstanding shares	$683,014,266
Shares of beneficial interest outstanding	95,513,190
Net asset value and offering price per share outstanding	$ 7.15
Class R6
Net assets applicable to outstanding shares	$127,190,019
Shares of beneficial interest outstanding	17,773,135
Net asset value and offering price per share outstanding	$ 7.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay U.S. Infrastructure Bond Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$ 32,495,276
Dividends-affiliated	1,099,146
Total income	33,594,422
Expenses
Manager (See Note 3)	3,416,982
Transfer agent (See Note 3)	1,129,656
Distribution/Service—Class A (See Note 3)	196,618
Distribution/Service—Investor Class (See Note 3)	34,940
Distribution/Service—Class B (See Note 3)	4,854
Distribution/Service—Class C (See Note 3)	57,298
Registration	131,055
Professional fees	115,349
Custodian	81,558
Shareholder communication	35,294
Trustees	17,157
Miscellaneous	25,240
Total expenses before waiver/reimbursement	5,246,001
Expense waiver/reimbursement from Manager (See Note 3)	(807,420)
Reimbursement from prior custodian(a)	(1,101)
Net expenses	4,437,480
Net investment income (loss)	29,156,942
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(28,130,346)
Futures transactions	1,339,322
Net realized gain (loss)	(26,791,024)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(940,190)
Futures contracts	(1,701,802)
Net change in unrealized appreciation (depreciation)	(2,641,992)
Net realized and unrealized gain (loss)	(29,433,016)
Net increase (decrease) in net assets resulting from operations	$ (276,074)

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 29,156,942	$ 13,838,405
Net realized gain (loss)	(26,791,024)	(64,129,820)
Net change in unrealized appreciation (depreciation)	(2,641,992)	(41,992,401)
Net increase (decrease) in net assets resulting from operations	(276,074)	(92,283,816)
Distributions to shareholders:
Class A	(3,190,609)	(2,991,990)
Investor Class	(522,064)	(464,952)
Class B	(14,468)	(21,454)
Class C	(171,500)	(166,814)
Class I	(20,530,573)	(10,840,872)
Class R6	(4,837,944)	(4,569,870)
Total distributions to shareholders	(29,267,158)	(19,055,952)
Capital share transactions:
Net proceeds from sales of shares	673,028,663	323,563,093
Net asset value of shares issued to shareholders in reinvestment of distributions	22,229,651	13,320,339
Cost of shares redeemed	(264,606,267)	(336,252,102)
Increase (decrease) in net assets derived from capital share transactions	430,652,047	631,330
Net increase (decrease) in net assets	401,108,815	(110,708,438)
Net Assets
Beginning of year	505,256,134	615,964,572
End of year	$ 906,364,949	$ 505,256,134
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.93
Net investment income (loss) (a)	0.30	0.18	0.13	0.16	0.21
Net realized and unrealized gain (loss)	(0.13)	(1.47)	0.07	0.14	0.71
Total from investment operations	0.17	(1.29)	0.20	0.30	0.92
Less distributions:
From net investment income	(0.30)	(0.18)	(0.13)	(0.17)	(0.21)
From net realized gain on investments	—	(0.07)	(0.10)	—	—
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.30)	(0.25)	(0.23)	(0.17)	(0.21)
Net asset value at end of year	$ 7.07	$ 7.20	$ 8.74	$ 8.77	$ 8.64
Total investment return (b)	2.26%	(14.98)%	2.36%	3.45%	11.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04%	2.20%	1.49%	1.84%	2.52%
Net expenses (c)	0.85%	0.85%	0.85%	0.85%	0.89%
Expenses (before waiver/reimbursement) (c)	0.99%	0.98%	0.96%	0.98%	1.02%
Portfolio turnover rate (d)	130%	170%	51%	89%	124%
Net assets at end of year (in 000’s)	$ 78,068	$ 75,780	$ 111,626	$ 103,475	$ 84,513

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.24	$ 8.78	$ 8.81	$ 8.68	$ 7.97
Net investment income (loss) (a)	0.28	0.16	0.10	0.14	0.19
Net realized and unrealized gain (loss)	(0.14)	(1.47)	0.07	0.13	0.71
Total from investment operations	0.14	(1.31)	0.17	0.27	0.90
Less distributions:
From net investment income	(0.28)	(0.16)	(0.10)	(0.14)	(0.19)
From net realized gain on investments	—	(0.07)	(0.10)	—	—
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.28)	(0.23)	(0.20)	(0.14)	(0.19)
Net asset value at end of year	$ 7.10	$ 7.24	$ 8.78	$ 8.81	$ 8.68
Total investment return (b)	1.80%	(15.14)%	2.02%	3.14%	11.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.72%	1.95%	1.16%	1.57%	2.21%
Net expenses (c)	1.15%	1.12%	1.17%	1.15%	1.21%
Expenses (before waiver/reimbursement) (c)	1.37%	1.25%	1.33%	1.28%	1.35%
Portfolio turnover rate (d)	130%	170%	51%	89%	124%
Net assets at end of year (in 000's)	$ 13,066	$ 13,974	$ 17,994	$ 19,459	$ 20,520

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.94
Net investment income (loss) (a)	0.22	0.09	0.04	0.07	0.12
Net realized and unrealized gain (loss)	(0.13)	(1.46)	0.07	0.14	0.70
Total from investment operations	0.09	(1.37)	0.11	0.21	0.82
Less distributions:
From net investment income	(0.22)	(0.10)	(0.04)	(0.08)	(0.12)
From net realized gain on investments	—	(0.07)	(0.10)	—	—
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.22)	(0.17)	(0.14)	(0.08)	(0.12)
Net asset value at end of year	$ 7.07	$ 7.20	$ 8.74	$ 8.77	$ 8.64
Total investment return (b)	1.19%	(15.84)%	1.28%	2.39%	10.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96%	1.11%	0.42%	0.85%	1.46%
Net expenses (c)	1.91%	1.87%	1.92%	1.90%	1.96%
Expenses (before waiver/reimbursement) (c)	2.13%	2.00%	2.08%	2.03%	2.10%
Portfolio turnover rate (d)	130%	170%	51%	89%	124%
Net assets at end of year (in 000’s)	$ 294	$ 623	$ 1,343	$ 1,902	$ 2,621

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.93
Net investment income (loss) (a)	0.22	0.11	0.04	0.08	0.12
Net realized and unrealized gain (loss)	(0.13)	(1.48)	0.07	0.13	0.71
Total from investment operations	0.09	(1.37)	0.11	0.21	0.83
Less distributions:
From net investment income	(0.22)	(0.10)	(0.04)	(0.08)	(0.12)
From net realized gain on investments	—	(0.07)	(0.10)	—	—
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.22)	(0.17)	(0.14)	(0.08)	(0.12)
Net asset value at end of year	$ 7.07	$ 7.20	$ 8.74	$ 8.77	$ 8.64
Total investment return (b)	1.19%	(15.84)%	1.27%	2.38%	10.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.98%	1.38%	0.42%	0.88%	1.47%
Net expenses (c)	1.91%	1.87%	1.92%	1.90%	1.96%
Expenses (before waiver/reimbursement) (c)	2.13%	2.00%	2.08%	2.02%	2.10%
Portfolio turnover rate (d)	130%	170%	51%	89%	124%
Net assets at end of year (in 000’s)	$ 4,734	$ 7,037	$ 6,481	$ 8,708	$ 14,152

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.28	$ 8.84	$ 8.87	$ 8.73	$ 8.02
Net investment income (loss) (a)	0.32	0.20	0.15	0.17	0.24
Net realized and unrealized gain (loss)	(0.13)	(1.49)	0.07	0.16	0.71
Total from investment operations	0.19	(1.29)	0.22	0.33	0.95
Less distributions:
From net investment income	(0.32)	(0.20)	(0.15)	(0.19)	(0.24)
From net realized gain on investments	—	(0.07)	(0.10)	—	—
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.32)	(0.27)	(0.25)	(0.19)	(0.24)
Net asset value at end of year	$ 7.15	$ 7.28	$ 8.84	$ 8.87	$ 8.73
Total investment return (b)	2.48%	(14.83)%	2.58%	3.78%	11.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.24%	2.47%	1.71%	1.97%	2.64%
Net expenses (c)	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.74%	0.73%	0.71%	0.72%	0.74%
Portfolio turnover rate (d)	130%	170%	51%	89%	124%
Net assets at end of year (in 000’s)	$ 683,014	$ 297,386	$ 329,021	$ 292,000	$ 177,305

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,			November 1, 2019^ through October 31,
Class R6	2023	2022	2021	2020
Net asset value at beginning of period	$ 7.29	$ 8.84	$ 8.87	$ 8.72
Net investment income (loss) (a)	0.32	0.20	0.16	0.19
Net realized and unrealized gain (loss)	(0.13)	(1.47)	0.07	0.15
Total from investment operations	0.19	(1.27)	0.23	0.34
Less distributions:
From net investment income	(0.32)	(0.21)	(0.16)	(0.19)
From net realized gain on investments	—	(0.07)	(0.10)	—
Total distributions	(0.32)	(0.28)	(0.26)	(0.19)
Net asset value at end of period	$ 7.16	$ 7.29	$ 8.84	$ 8.87
Total investment return (b)	2.55%	(14.66)%	2.65%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.30%	2.50%	1.77%	2.16%
Net expenses (c)	0.53%	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.56%	0.57%	0.56%	0.58%
Portfolio turnover rate (d)	130%	170%	51%	89%
Net assets at end of period (in 000’s)	$ 127,190	$ 110,457	$ 149,500	$ 83,204

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay U.S. Infrastructure Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay U.S. Infrastructure Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B^	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R6	November 1, 2019

^	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders and will be converted into Class A or Investor Class shares based on shareholder eligibility on or about February 28, 2024.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to accelerate the conversion of the Fund’s Class B shares into Class A shares, or Investor Class shares, based on shareholder eligibility.  Class B shareholders of the Fund will receive Class A shares of the Fund if they hold at least $15,000 of Class B shares of the Fund on or around February 28, 2024; otherwise, Class B shareholders of the Fund will receive Investor Class shares of the relevant Fund.
The Fund's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and

33

Notes to Financial Statements (continued)
managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price

34	MainStay MacKay U.S. Infrastructure Bond Fund

at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60
35

Notes to Financial Statements (continued)
days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. As of October 31, 2023, the Fund did not hold any open futures contracts.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities

36	MainStay MacKay U.S. Infrastructure Bond Fund

loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2023, the Fund did not have any portfolio securities on loan.
(I) Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.
Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.
Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$1,339,322	$1,339,322
Total Net Realized Gain (Loss)	$1,339,322	$1,339,322

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(1,701,802)	$(1,701,802)
Total Net Change in Unrealized Appreciation (Depreciation)	$(1,701,802)	$(1,701,802)

Average Notional Amount	Total
Futures Contracts Long (a)	$ 6,217,453
Futures Contracts Short (b)	$(13,768,333)

(a)	Position was open one month during the reporting period.
(b)	Positions were open seven months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement
37

Notes to Financial Statements (continued)
("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended October 31, 2023, the effective management fee rate was 0.49% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of basis points of the Class A shares waiver/ reimbursement to Investor Class, Class B, Class C and Class I shares. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $3,416,982 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $807,420 and paid the Subadvisor fees in the amount of $1,304,781.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $3,477 and $387, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2023, of $3,319, $4, $1 and $617, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$142,986	$ —
Investor Class	79,102	(11,856)
Class B	2,749	(376)
Class C	32,366	(4,589)
Class I	867,967	—
Class R6	4,486	—

38	MainStay MacKay U.S. Infrastructure Bond Fund

(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$23,260	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$913,563,254	$278,563	$(35,067,743)	$(34,789,180)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$831,960	$(90,426,252)	$(758,374)	$(34,789,180)	$(125,141,846)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $90,426,252, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$53,934	$36,492
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$29,267,158	$16,251,597
Long-Term Capital Gains	—	2,804,355
Total	$29,267,158	$19,055,952
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended
39

Notes to Financial Statements (continued)
October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $1,279,932 and $861,364, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	3,242,640	$ 24,038,951
Shares issued to shareholders in reinvestment of distributions	392,218	2,894,696
Shares redeemed	(3,218,969)	(23,728,902)
Net increase (decrease) in shares outstanding before conversion	415,889	3,204,745
Shares converted into Class A (See Note 1)	108,943	809,230
Shares converted from Class A (See Note 1)	(6,067)	(46,047)
Net increase (decrease)	518,765	$ 3,967,928
Year ended October 31, 2022:
Shares sold	1,339,045	$ 10,623,586
Shares issued to shareholders in reinvestment of distributions	338,782	2,751,730
Shares redeemed	(4,065,381)	(32,494,364)
Net increase (decrease) in shares outstanding before conversion	(2,387,554)	(19,119,048)
Shares converted into Class A (See Note 1)	136,281	1,091,052
Net increase (decrease)	(2,251,273)	$ (18,027,996)

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	58,734	$ 439,185
Shares issued to shareholders in reinvestment of distributions	68,232	506,179
Shares redeemed	(190,031)	(1,411,925)
Net increase (decrease) in shares outstanding before conversion	(63,065)	(466,561)
Shares converted into Investor Class (See Note 1)	31,293	231,512
Shares converted from Investor Class (See Note 1)	(60,321)	(451,493)
Net increase (decrease)	(92,093)	$ (686,542)
Year ended October 31, 2022:
Shares sold	49,196	$ 406,321
Shares issued to shareholders in reinvestment of distributions	55,770	453,075
Shares redeemed	(211,433)	(1,711,769)
Net increase (decrease) in shares outstanding before conversion	(106,467)	(852,373)
Shares converted into Investor Class (See Note 1)	24,384	197,255
Shares converted from Investor Class (See Note 1)	(36,410)	(294,644)
Net increase (decrease)	(118,493)	$ (949,762)

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	48	$ 459
Shares issued to shareholders in reinvestment of distributions	1,862	13,788
Shares redeemed	(7,935)	(58,774)
Net increase (decrease) in shares outstanding before conversion	(6,025)	(44,527)
Shares converted from Class B (See Note 1)	(38,870)	(286,065)
Net increase (decrease)	(44,895)	$ (330,592)
Year ended October 31, 2022:
Shares sold	908	$ 7,260
Shares issued to shareholders in reinvestment of distributions	2,398	19,643
Shares redeemed	(31,334)	(256,127)
Net increase (decrease) in shares outstanding before conversion	(28,028)	(229,224)
Shares converted from Class B (See Note 1)	(39,207)	(316,544)
Net increase (decrease)	(67,235)	$ (545,768)

40	MainStay MacKay U.S. Infrastructure Bond Fund

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	259,903	$ 1,923,254
Shares issued to shareholders in reinvestment of distributions	22,463	165,942
Shares redeemed	(568,869)	(4,205,610)
Net increase (decrease) in shares outstanding before conversion	(286,503)	(2,116,414)
Shares converted from Class C (See Note 1)	(21,091)	(155,454)
Net increase (decrease)	(307,594)	$ (2,271,868)
Year ended October 31, 2022:
Shares sold	1,674,506	$ 13,419,612
Shares issued to shareholders in reinvestment of distributions	19,536	155,146
Shares redeemed	(1,432,935)	(11,189,460)
Net increase (decrease) in shares outstanding before conversion	261,107	2,385,298
Shares converted from Class C (See Note 1)	(25,380)	(202,703)
Net increase (decrease)	235,727	$ 2,182,595

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	78,116,291	$ 585,268,003
Shares issued to shareholders in reinvestment of distributions	2,482,267	18,466,059
Shares redeemed	(25,920,656)	(193,052,091)
Net increase (decrease) in shares outstanding before conversion	54,677,902	410,681,971
Shares converted into Class I (See Note 1)	5,996	46,047
Net increase (decrease)	54,683,898	$ 410,728,018
Year ended October 31, 2022:
Shares sold	30,421,882	$ 247,802,802
Shares issued to shareholders in reinvestment of distributions	1,184,397	9,631,745
Shares redeemed	(27,984,055)	(225,779,233)
Net increase (decrease) in shares outstanding before conversion	3,622,224	31,655,314
Shares converted into Class I (See Note 1)	1,613	12,578
Shares converted from Class I (See Note 1)	(27,235)	(204,537)
Net increase (decrease)	3,596,602	$ 31,463,355

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	8,280,249	$ 61,358,811
Shares issued to shareholders in reinvestment of distributions	24,490	182,987
Shares redeemed	(5,666,639)	(42,148,965)
Net increase (decrease) in shares outstanding before conversion	2,638,100	19,392,833
Shares converted from Class R6 (See Note 1)	(19,584)	(147,730)
Net increase (decrease)	2,618,516	$ 19,245,103
Year ended October 31, 2022:
Shares sold	6,403,249	$ 51,303,512
Shares issued to shareholders in reinvestment of distributions	36,712	309,000
Shares redeemed	(8,157,515)	(64,821,149)
Net increase (decrease) in shares outstanding before conversion	(1,717,554)	(13,208,637)
Shares converted from Class R6 (See Note 1)	(33,326)	(282,457)
Net increase (decrease)	(1,750,880)	$ (13,491,094)
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay U.S. Infrastructure Bond Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
42	MainStay MacKay U.S. Infrastructure Bond Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
43

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
44	MainStay MacKay U.S. Infrastructure Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
46	MainStay MacKay U.S. Infrastructure Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
47

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013941MS139-23	MSINF11-12/23
(NYLIM) NL211

MainStay Money Market Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost.  The graph below depicts the historical performance of Class A2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge	Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	No Sales Charge	1/3/1995	4.42%	1.47%	0.89%	0.52%
Investor Class Shares[2]	No Sales Charge	2/28/2008	4.13	1.32	0.78	0.84
Class B Shares[2,3]	No Sales Charge	5/1/1986	4.13	1.32	0.78	0.84
Class C Shares[2]	No Sales Charge	9/1/1998	4.13	1.32	0.78	0.84
SIMPLE Class Shares[2]	No Sales Charge	8/31/2020	4.33	N/A	1.53	0.65

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	As of October 31, 2023, MainStay Money Market Fund had an effective 7-day yield of 5.06% for Class A, 4.77% for Investor Class, 4.77% for Class B, 4.77% for Class C and 5.13% for SIMPLE Class shares. The 7-day current yield was 4.94% for Class A, 4.66% for Investor Class, 4.66% for Class B, 4.66% for Class C and 5.00% for SIMPLE Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 5.06%, 4.95%, 4.95%, 4.95% and 5.13%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively, and the 7-day current yield would have been 4.94%, 4.83%, 4.83%, 4.83% and 5.00%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[1]	4.55%	1.56%	0.99%

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,024.20	$2.70	$1,022.53	$2.70	0.53%
Investor Class Shares	$1,000.00	$1,022.80	$4.08	$1,021.17	$4.08	0.80%
Class B Shares	$1,000.00	$1,022.80	$4.08	$1,021.17	$4.08	0.80%
Class C Shares	$1,000.00	$1,022.80	$4.08	$1,021.17	$4.08	0.80%
SIMPLE Class Shares	$1,000.00	$1,024.40	$2.70	$1,022.53	$2.70	0.53%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Money Market Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 5.06% and a 7-day current yield of 4.94%. For the 12 months ended October 31, 2023, Class A shares returned 4.42%, underperforming the 4.55% return of the Average Lipper Money Market Fund.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the U.S. Federal Reserve (the “Fed”) continued to tighten monetary policy, increasing the federal funds target rate from 3% to 5.25%. This continued to drive demand among investors, as money market yields were higher than longer-term interest rates. Industry wide, portfolio manager duration2 positioning remained short and focused on staying within the upcoming Fed meetings to benefit from the continued tightening cycle. A large increase in bill issuance was easily absorbed by the cash inflows into money market funds, keeping T-Bills and agency discount notes in line with the effective federal funds rate.3 Commercial paper interest rates remained higher than the effective federal funds rate, providing a yield pickup that was unavailable in T-Bills or agency discount notes.
What was the Fund’s duration strategy during the reporting period?
During the reporting period, the Fund generally maintained a duration shorter than that of the Bloomberg 1 Month T-Bill Index (the “Index”).4 Our strategy throughout the reporting period was to keep the duration of the Fund as short as possible to stay in front of each Fed monetary policy meeting. Our expectation was that the Fed would be tightening monetary policy by raising interest rates at each meeting. The shorter duration profile of the Fund allowed us to reinvest maturing securities at higher interest rates after each subsequent meeting. While it appears that the Fed may be done raising rates in this hiking cycle, still-elevated inflation combined with stronger-than-expected economic data should prevent the Fed from cutting rates anytime soon. Because of this, we remain hesitant to demonstrably extend the Fund’s duration until we have more clarity on the future of monetary policy. As of
October 31, 2023, the Fund’s duration was 0.04 years compared to a duration of 0.09 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund maintained overweight exposure compared to the Index in the Tier 15 commercial paper subcomponent, which was accretive to relative performance. Within the industrial subsector of the Fund’s commercial paper holdings, the best performers included Cummins and Toyota Motor. Within the utility subsector, Canadian National Railway was the most accretive to performance. The Fund also maintained an overweight position in tri-party repurchase positions. This allocation was accretive to relative performance.
During the same period, the Fund maintained underweight exposure to the Treasury sector, which detracted from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The top issuers purchased during the reporting period included Toronto-Dominion Bank, Cummins, Toyota Motor, Bank of America and Canadian National Railway. Sales during the reporting period were limited to U.S. Treasury bills.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s allocation to the Treasury sector increased from 11.8% to 29.9% during the reporting period, while the allocation to tri-party repo increased from 6.5% to 11.2%. Conversely, the Fund’s allocation to Tier 1 commercial paper decreased from 81.7% to 59% during the same period. The allocation changes were made to take advantage of the increased yield being offered on both Treasury bills and tri-party repurchase positions. In addition to the sector weighting changes, the Fund’s duration changed from 0.02 years to 0.04 years during the reporting period.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class A share returns, and for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The effective federal funds rate (EFFR) is calculated as the effective median interest rate of overnight federal funds transactions during the previous business day. It is published daily by the Federal Reserve Bank of New York.
4.	The Bloomberg 1 Month T-Bill Index represents a hypothetical one-month T-bill curve.
5.	Tier 1 commercial paper may carry A-1 or above ratings from Standard & Poor’s, P-1 from Moody’s and/or F1 or above from Fitch.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Principal Amount	Value
Short-Term Investments 103.7%
Commercial Paper 62.7%
Alabama Power Co.
5.382%, due 11/2/23	$ 20,000,000	$ 19,997,011
American Transmission Co. LLC
5.371%, due 11/8/23	20,000,000	19,979,195
Analog Devices, Inc.
5.423%, due 11/9/23	20,000,000	19,976,000
CDP Financial, Inc.
5.405%, due 11/6/23	20,000,000	19,985,056
Cummins, Inc.
5.474%, due 11/13/23	20,000,000	19,963,733
Emerson Electric Co.
5.405%, due 11/2/23	20,000,000	19,997,011
Estee Lauder Cos., Inc. (The)
5.438%, due 12/4/23	20,000,000	19,901,000
Henkel Corp.
5.401%, due 11/27/23	20,000,000	19,922,289
Hydro-Quebec
5.37%, due 11/6/23	20,000,000	19,985,139
John Deere Financial, Inc.
5.433%, due 12/4/23	20,000,000	19,901,000
Microsoft Corp.
5.364%, due 11/3/23	20,000,000	19,994,078
National Rural Utilities Cooperative Finance Corp.
5.464%, due 11/9/23	20,000,000	19,975,778
Natixis SA
5.465%, due 11/22/23	20,000,000	19,936,533
PACCAR Financial Corp.
5.403%, due 11/29/23	20,000,000	19,916,467
Protective Life Short Term Funding LLC
5.423%, due 11/14/23	20,000,000	19,961,000
Southern California Gas Co.
5.351%, due 11/8/23	20,000,000	19,979,233
TotalEnergies Capital SA
5.347%, due 11/16/23	20,000,000	19,955,583
Total Commercial Paper (Cost $339,326,106)		339,326,106
	Principal Amount	Value

Repurchase Agreements 11.2%
Bofa Securities, Inc.
5.29%, dated 10/31/23
due 11/1/23
Proceeds at Maturity $30,000,046
(Collateralized by United States Treasury security with a rate of 2.75% and with maturity date of 07/31/27, with a Principal Amount of $32,717,700 and a Market Value of $30,600,047)	$ 30,000,000	$ 30,000,000
RBC Capital Markets LLC 5.29%, dated 10/31/23 due 11/1/23 Proceeds at Maturity $15,479,354 (Collateralized by United States Treasury securities with rates between 0.00% and 5.419% and maturity dates between 07/31/24 and 05/15/32, with a Principal Amount of $16,547,031 and a Market Value of $15,788,942)	15,477,000	15,477,000
TD Securities, Inc. 5.30%, dated 10/31/23 due 11/1/23 Proceeds at Maturity $15,000,022 (Collateralized by United States Treasury securities with rates between 0.75% and 4.125% and maturity dates between 06/30/24 and 10/31/27, with a Principal Amount of $15,898,500 and a Market Value of $15,300,022)	15,000,000	15,000,000
Total Repurchase Agreements (Cost $60,477,000)		60,477,000
U.S. Treasury Debt 29.8%
U.S. Treasury Bills (a)
5.307%, due 11/28/23	45,000,000	44,821,640
5.31%, due 11/14/23	11,000,000	10,978,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Money Market Fund

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Treasury Debt (continued)
U.S. Treasury Bills (a) (continued)
5.317%, due 11/21/23	$ 28,000,000	$ 27,917,635
5.335%, due 11/7/23	78,000,000	77,930,937
Total U.S. Treasury Debt (Cost $161,649,202)		161,649,202
Total Short-Term Investments (Cost $561,452,308)	103.7%	561,452,308
Other Assets, Less Liabilities	(3.7)	(19,899,834)
Net Assets	100.0%	$ 541,552,474

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Interest rate shown represents yield to maturity.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Commercial Paper	$ —	$ 339,326,106	$ —	$ 339,326,106
Repurchase Agreements	—	60,477,000	—	60,477,000
U.S. Treasury Debt	—	161,649,202	—	161,649,202
Total Investments in Securities	$ —	$ 561,452,308	$ —	$ 561,452,308

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in securities, at value (amortized cost $500,975,308)	$500,975,308
Repurchase agreements, at value (amortized cost $60,477,000)	60,477,000
Cash	1,510
Receivables:
Fund shares sold	328,653
Interest	8,870
Other assets	51,232
Total assets	561,842,573
Liabilities
Payables:
Investment securities purchased	19,922,289
Manager (See Note 3)	184,042
Transfer agent (See Note 3)	102,718
Fund shares redeemed	35,172
Professional fees	13,856
Custodian	3,988
Shareholder communication	453
Accrued expenses	228
Dividends payable	27,353
Total liabilities	20,290,099
Net assets	$541,552,474
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 5,415,654
Additional paid-in-capital	536,109,303
541,524,957
Total distributable earnings (loss)	27,517
Net assets	$541,552,474
Class A
Net assets applicable to outstanding shares	$487,114,201
Shares of beneficial interest outstanding	487,114,210
Net asset value and offering price per share outstanding	$ 1.00
Investor Class
Net assets applicable to outstanding shares	$ 17,024,680
Shares of beneficial interest outstanding	17,034,338
Net asset value and offering price per share outstanding	$ 1.00
Class B
Net assets applicable to outstanding shares	$ 22,152,105
Shares of beneficial interest outstanding	22,155,435
Net asset value and offering price per share outstanding	$ 1.00
Class C
Net assets applicable to outstanding shares	$ 15,086,614
Shares of beneficial interest outstanding	15,086,524
Net asset value and offering price per share outstanding	$ 1.00
SIMPLE Class
Net assets applicable to outstanding shares	$ 174,874
Shares of beneficial interest outstanding	174,873
Net asset value and offering price per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Money Market Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Interest	$24,409,371
Expenses
Manager (See Note 3)	2,001,310
Transfer agent (See Note 3)	552,677
Registration	123,807
Professional fees	98,924
Custodian	24,610
Trustees	12,567
Shareholder communication	4,719
Miscellaneous	5,549
Total expenses before waiver/reimbursement	2,824,163
Expense waiver/reimbursement from Manager (See Note 3)	(41,368)
Reimbursement from prior custodian(a)	(934)
Net expenses	2,781,861
Net investment income (loss)	21,627,510
Realized Gain (Loss)
Net realized gain (loss) on investments	3,598
Net increase (decrease) in net assets resulting from operations	$21,631,108

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 21,627,510	$ 3,266,263
Net realized gain (loss)	3,598	(8,910)
Net increase (decrease) in net assets resulting from operations	21,631,108	3,257,353
Distributions to shareholders:
Class A	(19,296,985)	(2,920,592)
Investor Class	(738,241)	(109,797)
Class B	(920,152)	(132,408)
Class C	(664,134)	(103,073)
SIMPLE Class	(7,996)	(394)
Total distributions to shareholders	(21,627,508)	(3,266,264)
Capital share transactions:
Net proceeds from sales of shares	467,513,223	533,186,206
Net asset value of shares issued to shareholders in reinvestment of distributions	21,108,528	3,179,577
Cost of shares redeemed	(436,011,790)	(467,932,037)
Increase (decrease) in net assets derived from capital share transactions	52,609,961	68,433,746
Net increase (decrease) in net assets	52,613,561	68,424,835
Net Assets
Beginning of year	488,938,913	420,514,078
End of year	$ 541,552,474	$ 488,938,913
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.04	0.01	0.00‡	0.00‡	0.02
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.01	0.00‡	0.00‡	0.02
Less distributions:
From net investment income	(0.04)	(0.01)	(0.00)‡	(0.00)‡	(0.02)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	4.42%	0.70%	0.01%	0.45%	1.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.35%	0.75%	0.01%	0.37%	1.82%
Net expenses	0.52%	0.37%	0.12%	0.39%	0.56%
Expenses (before waiver/reimbursement)	0.52%	0.52%	0.54%	0.55%	0.56%
Net assets at end of year (in 000’s)	$ 487,114	$ 427,378	$ 354,743	$ 415,041	$ 290,421

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.04	0.01	0.00‡	0.00‡	0.02
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.01	0.00‡	0.00‡	0.02
Less distributions:
From net investment income	(0.04)	(0.01)	(0.00)‡	(0.00)‡	(0.02)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	4.13%	0.56%	0.01%	0.35%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04%	0.53%	0.01%	0.33%	1.58%
Net expenses	0.80%	0.49%	0.12%	0.51%	0.80%
Expenses (before waiver/reimbursement)	0.87%	0.84%	0.96%	0.91%	0.88%
Net assets at end of year (in 000's)	$ 17,025	$ 19,327	$ 22,096	$ 28,427	$ 28,133

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.04	0.01	0.00‡	0.00‡	0.02
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.01	0.00‡	0.00‡	0.02
Less distributions:
From net investment income	(0.04)	(0.01)	(0.00)‡	(0.00)‡	(0.02)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	4.13%	0.56%	0.01%	0.35%	1.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.05%	0.54%	0.01%	0.35%	1.59%
Net expenses	0.80%	0.49%	0.12%	0.52%	0.80%
Expenses (before waiver/reimbursement)	0.87%	0.84%	0.97%	0.90%	0.88%
Net assets at end of year (in 000’s)	$ 22,152	$ 23,696	$ 25,709	$ 30,215	$ 32,981

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.04	0.01	0.00‡	0.00‡	0.02
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.01	0.00‡	0.00‡	0.02
Less distributions:
From net investment income	(0.04)	(0.01)	(0.00)‡	(0.00)‡	(0.02)
Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	4.13%	0.56%	0.01%	0.35%	1.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.02%	0.55%	0.01%	0.27%	1.59%
Net expenses	0.80%	0.52%	0.12%	0.50%	0.80%
Expenses (before waiver/reimbursement)	0.87%	0.84%	0.96%	0.90%	0.88%
Net assets at end of year (in 000’s)	$ 15,087	$ 18,464	$ 17,941	$ 28,171	$ 20,308

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.04	0.01	0.00‡	(0.00)‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.01	0.00‡	0.00‡
Less distributions:
From net investment income	(0.04)	(0.01)	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	4.33%	0.56%	0.01%	0.00%‡‡
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.32%	0.58%	0.01%	(0.02)%††
Net expenses	0.59%	0.51%	0.12%	0.19%††
Expenses (before waiver/reimbursement)	0.59%	0.84%	0.97%	0.95%††
Net assets at end of period (in 000’s)	$ 175	$ 74	$ 25	$ 25

^	Inception date.
‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Money Market Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
SIMPLE Class	August 31, 2020
Class A, Class C, Investor Class and SIMPLE Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to

18	MainStay Money Market Fund

review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October
31, 2023, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
19

Notes to Financial Statements (continued)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.
Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or

20	MainStay Money Market Fund

assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Fund.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable
21

Notes to Financial Statements (continued)
to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended October 31, 2023, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; Class C, 0.80% and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $2,001,310 and paid the Subadvisor in the amount of $975,846. Additionally, New York Life Investments reimbursed expenses in the amount of $41,368, without which the Fund's total returns would have been lower.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that the Distributor received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C during the year ended October 31, 2023, of $114,852, $41, $14,201 and $12,113, respectively.
(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$311,578	$—
Investor Class	76,568	—
Class B	95,085	—
Class C	69,185	—
SIMPLE Class	261	—
(D) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

22	MainStay Money Market Fund

(E) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$26,123	14.9%
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$60,318	$(5,448)	$(27,353)	$—	$27,517
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $5,448, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5	$—
The Fund utilized $3,598 of capital loss carryforwards during the year ended October 31, 2023.
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$21,627,508	$3,266,264
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 7–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A (at $1 per share)	Shares
Year ended October 31, 2023:
Shares sold	448,938,701
Shares issued to shareholders in reinvestment of distributions	18,818,104
Shares redeemed	(414,117,186)
Net increase (decrease) in shares outstanding before conversion	53,639,619
Shares converted into Class A (See Note 1)	6,170,381
Shares converted from Class A (See Note 1)	(77,698)
Net increase (decrease)	59,732,302
Year ended October 31, 2022:
Shares sold	501,242,230
Shares issued to shareholders in reinvestment of distributions	2,840,624
Shares redeemed	(437,742,190)
Net increase (decrease) in shares outstanding before conversion	66,340,664
Shares converted into Class A (See Note 1)	6,333,245
Shares converted from Class A (See Note 1)	(31,127)
Net increase (decrease)	72,642,782

Investor Class (at $1 per share)	Shares
Year ended October 31, 2023:
Shares sold	11,047,443
Shares issued to shareholders in reinvestment of distributions	717,723
Shares redeemed	(8,087,178)
Net increase (decrease) in shares outstanding before conversion	3,677,988
Shares converted into Investor Class (See Note 1)	82,400
Shares converted from Investor Class (See Note 1)	(6,062,419)
Net increase (decrease)	(2,302,031)
Year ended October 31, 2022:
Shares sold	15,993,287
Shares issued to shareholders in reinvestment of distributions	106,552
Shares redeemed	(12,623,425)
Net increase (decrease) in shares outstanding before conversion	3,476,414
Shares converted into Investor Class (See Note 1)	54,453
Shares converted from Investor Class (See Note 1)	(6,299,663)
Net increase (decrease)	(2,768,796)

23

Notes to Financial Statements (continued)
Class B (at $1 per share)	Shares
Year ended October 31, 2023:
Shares sold	817,072
Shares issued to shareholders in reinvestment of distributions	909,328
Shares redeemed	(3,183,969)
Net increase (decrease) in shares outstanding before conversion	(1,457,569)
Shares converted into Class B (See Note 1)	20,761
Shares converted from Class B (See Note 1)	(107,393)
Net increase (decrease)	(1,544,201)
Year ended October 31, 2022:
Shares sold	1,717,725
Shares issued to shareholders in reinvestment of distributions	130,661
Shares redeemed	(3,810,689)
Net increase (decrease) in shares outstanding before conversion	(1,962,303)
Shares converted from Class B (See Note 1)	(50,239)
Net increase (decrease)	(2,012,542)

Class C (at $1 per share)	Shares
Year ended October 31, 2023:
Shares sold	6,312,161
Shares issued to shareholders in reinvestment of distributions	655,669
Shares redeemed	(10,319,185)
Net increase (decrease) in shares outstanding before conversion	(3,351,355)
Shares converted from Class C (See Note 1)	(26,031)
Net increase (decrease)	(3,377,386)
Year ended October 31, 2022:
Shares sold	14,098,553
Shares issued to shareholders in reinvestment of distributions	101,346
Shares redeemed	(13,669,897)
Net increase (decrease) in shares outstanding before conversion	530,002
Shares converted from Class C (See Note 1)	(6,668)
Net increase (decrease)	523,334

SIMPLE Class (at $1 per share)	Shares
Year ended October 31, 2023:
Shares sold	397,607
Shares issued to shareholders in reinvestment of distributions	7,704
Shares redeemed	(304,265)
Net increase (decrease)	101,046
Year ended October 31, 2022:
Shares sold	134,386
Shares issued to shareholders in reinvestment of distributions	393
Shares redeemed	(85,956)
Net increase (decrease)	48,823
Note 8–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
On July 12, 2023, the SEC adopted certain amendments to the regulatory requirements for money market funds, including the Fund. In particular, the SEC, among other things, amended Rule 2a-7 under the 1940 Act to remove the ability of a money market fund to impose a redemption gate (except as part of a liquidation), while preserving the discretion to impose liquidity fees for non-government money market funds, such as the Fund (without regard to weekly liquid asset levels). Prior to these amendments, the Fund was permitted to impose a liquidity fee and/or redemption gate if the Fund invested less than 30% of its total assets in weekly liquid assets. The Fund is no longer permitted to temporarily impose a redemption gate, except as part of its liquidation, and the Fund may subject redemptions to a liquidity fee of up to 2% without regard to the Fund’s level of weekly liquid assets if the Fund’s Board of Trustees believes such fee to be in the best interest of the Fund.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Money Market Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Money Market Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
25

Federal Income Tax Information
(Unaudited)
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
26

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
27

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
28	MainStay Money Market Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
29

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
30	MainStay Money Market Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013932MS139-23	MSMM11-12/23
(NYLIM) NL214

MainStay Winslow Large Cap Growth Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	7/1/1995	12.99%	10.69%	11.27%	0.96%
		Excluding sales charges		19.57	11.95	11.90	0.96
Investor Class Shares[2]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	13.30	10.54	11.15	1.11
		Excluding sales charges		19.26	11.80	11.78	1.11
Class B Shares[3]	Maximum 5.00% CDSC	With sales charges	4/1/2005	13.61	10.78	10.96	1.86
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		18.40	10.94	10.96	1.86
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/1/2005	17.29	10.92	10.93	1.86
	if Redeemed Within One Year of Purchase	Excluding sales charges		18.24	10.92	10.93	1.86
Class I Shares	No Sales Charge		4/1/2005	19.89	12.22	12.18	0.71
Class R1 Shares	No Sales Charge		4/1/2005	19.73	12.11	12.07	0.81
Class R2 Shares	No Sales Charge		4/1/2005	19.29	11.81	11.79	1.06
Class R3 Shares	No Sales Charge		4/28/2006	19.11	11.54	11.50	1.31
Class R6 Shares	No Sales Charge		6/17/2013	19.95	12.32	12.29	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	19.28	N/A	1.59	1.33

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	18.95%	14.22%	13.82%
S&P 500® Index[2]	10.14	11.01	11.18
Morningstar Large Growth Category Average[3]	14.19	10.68	10.98

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
2.	The S&P 500® Index is the Fund's secondary benchmark. “S&P 500® " is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Winslow Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Winslow Large Cap Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,063.40	$5.04	$1,020.32	$4.94	0.97%
Investor Class Shares	$1,000.00	$1,063.20	$6.03	$1,019.36	$5.90	1.16%
Class B Shares	$1,000.00	$1,058.70	$9.96	$1,015.53	$9.75	1.92%
Class C Shares	$1,000.00	$1,056.80	$9.90	$1,015.58	$9.70	1.91%
Class I Shares	$1,000.00	$1,064.90	$3.75	$1,021.58	$3.67	0.72%
Class R1 Shares	$1,000.00	$1,063.90	$4.27	$1,021.07	$4.18	0.82%
Class R2 Shares	$1,000.00	$1,063.10	$5.56	$1,019.81	$5.45	1.07%
Class R3 Shares	$1,000.00	$1,061.50	$6.86	$1,018.55	$6.72	1.32%
Class R6 Shares	$1,000.00	$1,065.00	$3.28	$1,022.03	$3.21	0.63%
SIMPLE Class Shares	$1,000.00	$1,062.40	$6.13	$1,019.26	$6.01	1.18%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Software	23.9%
Semiconductors & Semiconductor Equipment	13.6
Interactive Media & Services	10.5
Technology Hardware, Storage & Peripherals	6.3
Health Care Equipment & Supplies	5.9
Broadline Retail	5.6
Hotels, Restaurants & Leisure	5.4
Financial Services	4.3
Ground Transportation	2.7
IT Services	2.3
Capital Markets	2.1
Pharmaceuticals	2.0
Biotechnology	2.0
Entertainment	1.9%
Chemicals	1.8
Textiles, Apparel & Luxury Goods	1.7
Specialty Retail	1.7
Health Care Providers & Services	1.4
Machinery	1.4
Automobiles	1.4
Consumer Staples Distribution & Retail	1.2
Short–Term Investments	0.4
Other Assets, Less Liabilities	0.5
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Amazon.com, Inc.
4.	Alphabet, Inc.
5.	Meta Platforms, Inc., Class A
6.	NVIDIA Corp.
7.	ServiceNow, Inc.
8.	Uber Technologies, Inc.
9.	Workday, Inc., Class A
10.	Chipotle Mexican Grill, Inc.

8	MainStay Winslow Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Justin H. Kelly, CFA, Patrick M. Burton, CFA, Peter A. Dlugosch and Steve M. Hamill, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.
How did MainStay Winslow Large Cap Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay Winslow Large Cap Growth Fund returned 19.89%, outperforming the 18.95% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also outperformed the 10.14% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 14.19% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 2023, Steve M. Hamill, CFA, was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Russell 1000® Growth Index, largely due to favorable stock selection in the health care, consumer discretionary and financials sectors, partly offset by relatively weak stock selection in the information technology and real estate sectors. From an allocation perspective, relative returns were negatively affected by the Fund’s overweight exposure to the lagging health care sector, and underweight exposure to the strong performing communication services sector.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Throughout the reporting period, equity and bond markets vacillated on expectations of the magnitude of the economic slowdown required to lower inflation. Marginally better inflation data, weakening coincident U.S. economic indicators, and recent signals that the U.S. Federal Reserve is nearing the end of its tightening cycle all combined to drive equity markets higher.
Large cap growth equities, which were one of the worst performers during the previous reporting period, regained their leadership during the current reporting period, materially outperforming other asset classes.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors made the weakest contributions?
Relative to the Russell 1000® Growth Index, the consumer discretionary and health care sectors made the strongest positive contributions to the Fund’s performance. (Contributions take weightings and total returns into account.) Outperformance in both sectors was driven by strong stock selection. The information technology and communication services sectors detracted most. Relative weakness in information technology resulted from stock selection, while relative weakness in communication services resulted from underweight allocation to this strong-performing sector.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included semiconductor company NVIDIA and multinational software, services and solutions provider Microsoft. NVIDIA benefited from rising demand for graphic processing units (GPUs) needed for both datacenter and AI acceleration, as well as for gaming applications. GPUs are used for compute intensive workloads involved in machine learning and artificial intelligence applications. Advanced GPUs lower computational latency, thereby delivering faster processing of large language models. We believe NVIDIA has a sustainable competitive advantage in the design and production of such GPUs due to the company’s proprietary software, customer ecosystem and strong manufacturing relationship with major chip foundries. Microsoft, a core Fund holding in software, continued to deliver double-digit growth, driven by ongoing migration to the company’s Office 365 software subscription service and adoption of the Microsoft’s cloud computing platform, Azure.
The most significant detractors from the Fund’s absolute performance during the reporting period were electric vehicle, and energy generation and storage company Tesla, and health care and data services company UnitedHealth Group. Tesla detracted from performance amid concerns regarding demand, and the price cuts that the company would likely need to make to stimulate demand as production increases. We believe that, as the leading global manufacturer of electric vehicles, Tesla is best positioned to benefit from the acceleration in electric vehicle adoption over the coming years. We also see the company as well positioned to benefit from provisions in the Inflation Reduction Act relating to domestic battery pack and cell production, as well as tax credits for U.S. consumers who purchase electric vehicles. Fundamentals remained strong at UnitedHealth Group; however, the managed care subsector was negatively impacted by a shift in investor sentiment away from health care in favor of AI-centric information technology and communication services shares. We continue to appreciate UnitedHealth’s position as both the largest health insurer and the largest provider of healthcare services in the United States, with a business model that yields high

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

single-digit revenue growth and double-digit earnings-per-share growth–with little macroeconomic sensitivity. Both holdings remained in the fund as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included software company Microsoft and e-commerce leader Amazon.com. As mentioned above, Microsoft is a core holding in software, with sustainable, double-digit growth driven by continued Azure adoption and Office 365 migration. We also believe that generative AI will be a major driver for future growth, as the company is able to offer full-stack solutions to its enterprise customers. Microsoft’s Azure cloud business has stabilized at 25–27% growth, well above previous expectations, with growth appearing poised to reaccelerate sometime in the first half of 2024. In the long-run, we expect the company to continue benefiting from vendor consolidation with its best-in-class product portfolio. Amazon doubled the size of its fulfillment network during the pandemic, which reduced profitability in the company’s North American retail operations to approximately breakeven in 2022. As Amazon grows into the new capacity and implements cost saving initiatives, we believe North American retail profitability can revert to earlier levels.
The Fund’s largest sales during the reporting period included business and financial management solutions provider Intuit, and energy services and technology company Schlumberger. A market leader in tax preparation and small business accounting software, Intuit offers mission-critical solutions. Moreover, we believe the consumer tax business is recession resilient, given that consumers need to file taxes in the majority of cases. However, the company lost share in its tax business to H&R Block, and Intuit’s higher-priced Turbo Tax Live product fell short of expectations. We exited the Fund’s position after lowering our estimates. Schlumberger shares declined as the price of crude oil retreated, mainly due to concerns that a recession could curtail demand despite long-term supply constraints.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, several material changes occurred to the Fund’s positioning at the sector level. The largest decrease in exposure was in the health care sector, followed by consumer staples and financials. Conversely, the largest sector increases were in information technology, followed by communication services.
How was the Fund positioned at the end of the reporting period?
The portfolio structure changed materially during the reporting period, reflecting shifting absolute and relative growth, and valuation rates. Our flexible "No Preferred Habitat" investment style allows our team to diversify the Fund’s assets across three different, yet complementary, types of growth companies: dynamic growth, consistent growth and cyclical growth. During the reporting period, as dynamic growth valuations looked increasingly attractive, we increased the Fund’s allocation. As of October 31, 2023, dynamic growth represented the Fund’s largest area of investment. At the same time, we decreased the Fund’s consistent growth allocation due to slowing growth and high relative valuations. As of the end of the reporting period, consistent growth represented the second-largest area of allocation. The Fund’s cyclical growth allocation increased modestly during the reporting period, but remained an underweight position relative to the Russell 1000® Growth Index, reflecting our preference for secular growth stocks in a slowing growth environment.
At the sector level, information technology represented the Fund’s largest allocation on both an absolute and relative basis. We believe that generative AI is likely to expand the scope of business processes that can be automated, and the Fund holds overweight exposure to software and semiconductor companies in line to profit from these trends. The Fund also holds overweight exposure to other information technology stocks, as well as stocks in the communication services sector, that we believe are positioned to benefit from a recovering advertising cycle environment and renewed focus on cost efficiency. Conversely, the consumer staples sector represents the Fund’s most significantly underweight position relative to the Russell 1000® Growth Index. We have long viewed the sector as unattractively valued, and it now faces tough post-pandemic earnings comparisons and weak sentiment as the market processes the impact of new, more effective diabetes and weight-loss drugs.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Winslow Large Cap Growth Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.1%
Automobiles 1.4%
Tesla, Inc. (a)	806,200	$ 161,917,208
Biotechnology 2.0%
Vertex Pharmaceuticals, Inc. (a)	644,200	233,271,262
Broadline Retail 5.6%
Amazon.com, Inc. (a)	5,014,500	667,379,805
Capital Markets 2.1%
Moody's Corp.	413,150	127,250,200
MSCI, Inc.	266,300	125,573,765
		252,823,965
Chemicals 1.8%
Linde plc	569,030	217,460,505
Consumer Staples Distribution & Retail 1.2%
Costco Wholesale Corp.	253,200	139,877,808
Entertainment 1.9%
Netflix, Inc. (a)	547,500	225,400,275
Financial Services 4.3%
Mastercard, Inc., Class A	797,500	300,139,125
Visa, Inc., Class A (b)	910,600	214,082,060
		514,221,185
Ground Transportation 2.7%
Uber Technologies, Inc. (a)	7,543,600	326,487,008
Health Care Equipment & Supplies 5.9%
Boston Scientific Corp. (a)	3,056,700	156,472,473
DexCom, Inc. (a)	1,377,800	122,389,974
IDEXX Laboratories, Inc. (a)	467,200	186,632,384
Intuitive Surgical, Inc. (a)	933,390	244,753,526
		710,248,357
Health Care Providers & Services 1.4%
UnitedHealth Group, Inc.	322,800	172,878,768
Hotels, Restaurants & Leisure 5.4%
Chipotle Mexican Grill, Inc. (a)	155,870	302,730,714
Hilton Worldwide Holdings, Inc.	867,700	131,482,581
	Shares	Value

Hotels, Restaurants & Leisure (continued)
McDonald's Corp.	790,160	$ 207,156,247
		641,369,542
Interactive Media & Services 10.5%
Alphabet, Inc. (a)
Class A	2,798,620	347,252,769
Class C	2,464,320	308,779,296

Meta Platforms, Inc., Class A (a)	1,992,200	600,190,094
		1,256,222,159
IT Services 2.3%
Gartner, Inc. (a)	450,340	149,530,894
Snowflake, Inc., Class A (a)	823,400	119,500,042
		269,030,936
Machinery 1.4%
Parker-Hannifin Corp.	466,100	171,948,951
Pharmaceuticals 2.0%
Eli Lilly & Co.	427,000	236,528,110
Semiconductors & Semiconductor Equipment 13.6%
Analog Devices, Inc.	611,940	96,276,520
ASML Holding NV (Registered)	466,570	279,386,782
Broadcom, Inc.	348,900	293,553,993
Lam Research Corp. (b)	475,690	279,810,372
Monolithic Power Systems, Inc.	272,400	120,329,976
NVIDIA Corp.	1,354,950	552,548,610
		1,621,906,253
Software 23.9%
Atlassian Corp., Class A (a)	868,250	156,840,680
Microsoft Corp.	4,262,330	1,441,136,396
Salesforce, Inc. (a)	1,355,500	272,225,065
ServiceNow, Inc. (a)	787,210	458,038,139
Synopsys, Inc. (a)	448,600	210,590,784
Workday, Inc., Class A (a)	1,481,100	313,563,681
		2,852,394,745
Specialty Retail 1.7%
O'Reilly Automotive, Inc. (a)	215,120	200,156,253
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	4,396,780	750,838,120

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 1.7%
Lululemon Athletica, Inc. (a)	513,600	$ 202,091,328
Total Common Stocks (Cost $8,478,612,203)		11,824,452,543
Short-Term Investments 0.4%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 5.275% (c)	38,040,328	38,040,328
Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 5.357% (c)(d)	8,416,095	8,416,095
Total Short-Term Investments (Cost $46,456,423)		46,456,423
Total Investments (Cost $8,525,068,626)	99.5%	11,870,908,966
Other Assets, Less Liabilities	0.5	57,874,405
Net Assets	100.0%	$ 11,928,783,371

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $8,250,658. The Fund received cash collateral with a value of $8,416,095. (See Note 2(H))
(c)	Current yield as of October 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 209,899	$ 2,119,285	$ (2,291,144)	$ —	$ —	$ 38,040	$ 2,978	$ —	38,040
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Winslow Large Cap Growth Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 11,824,452,543	$ —	$ —	$ 11,824,452,543
Short-Term Investments
Affiliated Investment Company	38,040,328	—	—	38,040,328
Unaffiliated Investment Company	8,416,095	—	—	8,416,095
Total Short-Term Investments	46,456,423	—	—	46,456,423
Total Investments in Securities	$ 11,870,908,966	$ —	$ —	$ 11,870,908,966

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $8,487,028,298) including securities on loan of $8,250,658	$11,832,868,638
Investment in affiliated investment companies, at value (identified cost $38,040,328)	38,040,328
Receivables:
Investment securities sold	195,420,034
Fund shares sold	12,124,809
Dividends	1,500,290
Securities lending	126
Other assets	170,761
Total assets	12,080,124,986
Liabilities
Cash collateral received for securities on loan	8,416,095
Payables:
Investment securities purchased	125,728,254
Fund shares redeemed	8,794,292
Manager (See Note 3)	6,352,085
Transfer agent (See Note 3)	1,369,522
NYLIFE Distributors (See Note 3)	426,635
Professional fees	146,382
Shareholder communication	69,042
Custodian	37,385
Trustees	838
Accrued expenses	1,085
Total liabilities	151,341,615
Net assets	$11,928,783,371
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 12,404,203
Additional paid-in-capital	7,461,681,027
7,474,085,230
Total distributable earnings (loss)	4,454,698,141
Net assets	$11,928,783,371
Class A
Net assets applicable to outstanding shares	$1,153,265,396
Shares of beneficial interest outstanding	137,502,914
Net asset value per share outstanding	$ 8.39
Maximum sales charge (5.50% of offering price)	0.49
Maximum offering price per share outstanding	$ 8.88
Investor Class
Net assets applicable to outstanding shares	$ 61,360,460
Shares of beneficial interest outstanding	7,605,969
Net asset value per share outstanding	$ 8.07
Maximum sales charge (5.00% of offering price)	0.42
Maximum offering price per share outstanding	$ 8.49
Class B
Net assets applicable to outstanding shares	$ 6,235,347
Shares of beneficial interest outstanding	1,235,622
Net asset value and offering price per share outstanding	$ 5.05
Class C
Net assets applicable to outstanding shares	$ 38,923,323
Shares of beneficial interest outstanding	7,746,106
Net asset value and offering price per share outstanding	$ 5.02
Class I
Net assets applicable to outstanding shares	$6,217,494,308
Shares of beneficial interest outstanding	631,337,660
Net asset value and offering price per share outstanding	$ 9.85
Class R1
Net assets applicable to outstanding shares	$ 850,154,840
Shares of beneficial interest outstanding	91,190,710
Net asset value and offering price per share outstanding	$ 9.32
Class R2
Net assets applicable to outstanding shares	$ 111,520,078
Shares of beneficial interest outstanding	13,511,106
Net asset value and offering price per share outstanding	$ 8.25
Class R3
Net assets applicable to outstanding shares	$ 34,337,499
Shares of beneficial interest outstanding	4,733,244
Net asset value and offering price per share outstanding	$ 7.25
Class R6
Net assets applicable to outstanding shares	$3,455,133,732
Shares of beneficial interest outstanding	345,512,158
Net asset value and offering price per share outstanding	$ 10.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Winslow Large Cap Growth Fund

SIMPLE Class
Net assets applicable to outstanding shares	$358,388
Shares of beneficial interest outstanding	44,815
Net asset value and offering price per share outstanding	$ 8.00
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $477,803)	$ 67,057,581
Dividends-affiliated	2,978,487
Securities lending, net	1,425
Total income	70,037,493
Expenses
Manager (See Note 3)	74,084,253
Transfer agent (See Note 3)	8,291,610
Distribution/Service—Class A (See Note 3)	2,841,738
Distribution/Service—Investor Class (See Note 3)	163,658
Distribution/Service—Class B (See Note 3)	80,095
Distribution/Service—Class C (See Note 3)	435,721
Distribution/Service—Class R2 (See Note 3)	275,960
Distribution/Service—Class R3 (See Note 3)	186,976
Distribution/Service—SIMPLE Class (See Note 3)	1,511
Shareholder service (See Note 3)	958,081
Professional fees	773,703
Registration	484,402
Trustees	310,753
Shareholder communication	102,089
Custodian	99,089
Miscellaneous	261,978
Total expenses before waiver/reimbursement	89,351,617
Expense waiver/reimbursement from Manager (See Note 3)	(245,068)
Reimbursement from prior custodian(a)	(22,061)
Net expenses	89,084,488
Net investment income (loss)	(19,046,995)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,300,343,605
Foreign currency transactions	(2,655)
Net realized gain (loss)	1,300,340,950
Net change in unrealized appreciation (depreciation) on unaffiliated investments	841,465,661
Net realized and unrealized gain (loss)	2,141,806,611
Net increase (decrease) in net assets resulting from operations	$2,122,759,616

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Winslow Large Cap Growth Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (19,046,995)	$ (18,381,730)
Net realized gain (loss)	1,300,340,950	1,364,007,827
Net change in unrealized appreciation (depreciation)	841,465,661	(6,575,829,012)
Net increase (decrease) in net assets resulting from operations	2,122,759,616	(5,230,202,915)
Distributions to shareholders:
Class A	(137,076,160)	(364,397,755)
Investor Class	(8,619,202)	(22,722,175)
Class B	(1,794,965)	(5,810,514)
Class C	(8,883,388)	(25,393,609)
Class I	(674,639,763)	(1,557,071,002)
Class R1	(86,323,034)	(230,113,135)
Class R2	(13,562,024)	(37,915,929)
Class R3	(5,552,262)	(14,198,963)
Class R6	(369,612,028)	(894,224,087)
SIMPLE Class	(30,895)	(16,490)
Total distributions to shareholders	(1,306,093,721)	(3,151,863,659)
Capital share transactions:
Net proceeds from sales of shares	1,751,093,329	3,411,138,066
Net asset value of shares issued to shareholders in reinvestment of distributions	1,210,855,286	2,914,756,292
Cost of shares redeemed	(3,204,378,874)	(3,229,423,183)
Increase (decrease) in net assets derived from capital share transactions	(242,430,259)	3,096,471,175
Net increase (decrease) in net assets	574,235,636	(5,285,595,399)
Net Assets
Beginning of year	11,354,547,735	16,640,143,134
End of year	$11,928,783,371	$11,354,547,735
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.03	$ 14.92	$ 11.08	$ 9.59	$ 9.95
Net investment income (loss) (a)	(0.03)	(0.04)	(0.07)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	1.44	(3.74)	4.55	2.58	1.48
Total from investment operations	1.41	(3.78)	4.48	2.55	1.46
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Net asset value at end of year	$ 8.39	$ 8.03	$ 14.92	$ 11.08	$ 9.59
Total investment return (b)	19.57%	(31.71)%	42.16%	29.44%	17.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.39)%	(0.37)%	(0.53)%	(0.31)%	(0.20)%
Net expenses (c)	0.98%	0.96%	0.93%	0.97%	0.99%
Expenses (before waiver/reimbursement) (c)	0.98%(d)	0.96%(d)	0.94%	0.97%	0.99%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000’s)	$ 1,153,265	$ 1,065,870	$ 1,745,833	$ 1,341,381	$ 1,008,608

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.78	$ 14.56	$ 10.84	$ 9.42	$ 9.81
Net investment income (loss) (a)	(0.05)	(0.05)	(0.08)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.39	(3.62)	4.44	2.52	1.46
Total from investment operations	1.34	(3.67)	4.36	2.48	1.43
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Net asset value at end of year	$ 8.07	$ 7.78	$ 14.56	$ 10.84	$ 9.42
Total investment return (b)	19.26%	(31.75)%	41.98%	29.19%	16.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.59)%	(0.52)%	(0.67)%	(0.43)%	(0.31)%
Net expenses (c)	1.19%	1.11%	1.08%	1.10%	1.09%
Expenses (before waiver/reimbursement) (c)	1.19%(d)	1.11%(d)	1.09%	1.10%	1.10%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000's)	$ 61,360	$ 64,065	$ 106,354	$ 110,831	$ 109,236

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 5.28	$ 10.96	$ 8.37	$ 7.55	$ 8.26
Net investment income (loss) (a)	(0.06)	(0.08)	(0.13)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.88	(2.49)	3.36	1.97	1.19
Total from investment operations	0.82	(2.57)	3.23	1.88	1.11
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Net asset value at end of year	$ 5.05	$ 5.28	$ 10.96	$ 8.37	$ 7.55
Total investment return (b)	18.40%	(32.29)%	40.80%	28.37%	15.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.32)%	(1.27)%	(1.42)%	(1.17)%	(1.05)%
Net expenses (c)	1.94%	1.86%	1.83%	1.85%	1.84%
Expenses (before waiver/reimbursement) (c)	1.94%(d)	1.86%(d)	1.84%	1.85%	1.85%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000’s)	$ 6,235	$ 9,408	$ 20,533	$ 20,172	$ 21,015

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 5.26	$ 10.93	$ 8.35	$ 7.53	$ 8.25
Net investment income (loss) (a)	(0.07)	(0.08)	(0.13)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	0.88	(2.48)	3.35	1.97	1.17
Total from investment operations	0.81	(2.56)	3.22	1.88	1.10
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Net asset value at end of year	$ 5.02	$ 5.26	$ 10.93	$ 8.35	$ 7.53
Total investment return (b)	18.24%	(32.29)%	40.77%	28.46%	15.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.34)%	(1.27)%	(1.42)%	(1.17)%	(1.04)%
Net expenses (c)	1.94%	1.86%	1.83%	1.85%	1.84%
Expenses (before waiver/reimbursement) (c)	1.94%(d)	1.86%(d)	1.84%	1.85%	1.85%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000’s)	$ 38,923	$ 46,833	$ 90,377	$ 95,761	$ 131,945

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.24	$ 16.66	$ 12.28	$ 10.49	$ 10.69
Net investment income (loss) (a)	(0.01)	(0.01)	(0.04)	(0.01)	0.00‡
Net realized and unrealized gain (loss)	1.68	(4.30)	5.06	2.86	1.62
Total from investment operations	1.67	(4.31)	5.02	2.85	1.62
Less distributions:
From net investment income	(0.01)	—	—	—	—
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Total distributions	(1.06)	(3.11)	(0.64)	(1.06)	(1.82)
Net asset value at end of year	$ 9.85	$ 9.24	$ 16.66	$ 12.28	$ 10.49
Total investment return (b)	19.89%	(31.55)%	42.46%	29.80%	17.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.14)%	(0.11)%	(0.28)%	(0.06)%	0.05%
Net expenses (c)	0.73%	0.71%	0.68%	0.72%	0.74%
Expenses (before waiver/reimbursement) (c)	0.73%(d)	0.71%(d)	0.69%	0.72%	0.74%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000’s)	$ 6,217,494	$ 6,016,574	$ 8,434,291	$ 6,824,224	$ 6,080,320

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class R1	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 8.80	$ 16.03	$ 11.85	$ 10.17	$ 10.43
Net investment income (loss) (a)	(0.02)	(0.02)	(0.05)	(0.02)	(0.00)‡
Net realized and unrealized gain (loss)	1.59	(4.10)	4.87	2.76	1.56
Total from investment operations	1.57	(4.12)	4.82	2.74	1.56
Less distributions:
From net investment income	(0.00)‡	—	—	—	—
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Total distributions	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Net asset value at end of year	$ 9.32	$ 8.80	$ 16.03	$ 11.85	$ 10.17
Total investment return (b)	19.73%	(31.62)%	42.30%	29.64%	17.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25)%	(0.22)%	(0.38)%	(0.15)%	(0.04)%
Net expenses (c)	0.83%	0.81%	0.78%	0.82%	0.84%
Expenses (before waiver/reimbursement) (c)	0.83%(d)	0.81%(d)	0.79%	0.82%	0.84%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000’s)	$ 850,155	$ 721,142	$ 1,207,903	$ 914,359	$ 919,236

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.93	$ 14.78	$ 10.99	$ 9.53	$ 9.90
Net investment income (loss) (a)	(0.04)	(0.04)	(0.08)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.41	(3.70)	4.51	2.56	1.48
Total from investment operations	1.37	(3.74)	4.43	2.52	1.45
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Net asset value at end of year	$ 8.25	$ 7.93	$ 14.78	$ 10.99	$ 9.53
Total investment return (b)	19.29%	(31.74)%	42.04%	29.29%	16.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.49)%	(0.47)%	(0.63)%	(0.40)%	(0.29)%
Net expenses (c)	1.08%	1.06%	1.03%	1.07%	1.09%
Expenses (before waiver/reimbursement) (c)	1.08%(d)	1.06%(d)	1.04%	1.07%	1.09%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000’s)	$ 111,520	$ 106,414	$ 188,790	$ 159,297	$ 163,288

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 7.10	$ 13.60	$ 10.19	$ 8.93	$ 9.41
Net investment income (loss) (a)	(0.05)	(0.06)	(0.10)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.25	(3.33)	4.15	2.38	1.39
Total from investment operations	1.20	(3.39)	4.05	2.32	1.34
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Net asset value at end of year	$ 7.25	$ 7.10	$ 13.60	$ 10.19	$ 8.93
Total investment return (b)	19.11%	(31.98)%	41.60%	28.99%	16.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.73)%	(0.72)%	(0.88)%	(0.65)%	(0.55)%
Net expenses (c)	1.33%	1.31%	1.28%	1.32%	1.34%
Expenses (before waiver/reimbursement) (c)	1.33%(d)	1.31%(d)	1.29%	1.32%	1.34%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000’s)	$ 34,337	$ 38,027	$ 63,195	$ 56,657	$ 57,283

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 9.37	$ 16.84	$ 12.39	$ 10.58	$ 10.76
Net investment income (loss) (a)	(0.01)	(0.00)‡	(0.03)	0.00‡	0.01
Net realized and unrealized gain (loss)	1.71	(4.36)	5.12	2.88	1.63
Total from investment operations	1.70	(4.36)	5.09	2.88	1.64
Less distributions:
From net investment income	(0.02)	—	—	(0.01)	—
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)
Total distributions	(1.07)	(3.11)	(0.64)	(1.07)	(1.82)
Net asset value at end of year	$ 10.00	$ 9.37	$ 16.84	$ 12.39	$ 10.58
Total investment return (b)	19.95%	(31.50)%	42.65%	29.83%	17.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05)%	(0.04)%	(0.22)%	0.02%	0.13%
Net expenses (c)	0.64%	0.63%	0.62%	0.64%	0.64%
Expenses (before waiver/reimbursement) (c)	0.64%(d)	0.64%	0.63%	0.64%	0.64%
Portfolio turnover rate	81%	77%	66%	44%	54%
Net assets at end of year (in 000’s)	$ 3,455,134	$ 3,285,993	$ 4,782,798	$ 3,981,812	$ 3,148,459

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,			August 31, 2020^ through October 31,
SIMPLE Class	2023	2022	2021	2020
Net asset value at beginning of period	$ 7.72	$ 14.52	$ 10.84	$ 11.84*
Net investment income (loss) (a)	(0.05)	(0.07)	(0.12)	(0.02)
Net realized and unrealized gain (loss)	1.38	(3.62)	4.44	(0.98)
Total from investment operations	1.33	(3.69)	4.32	(1.00)
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	—
Net asset value at end of period	$ 8.00	$ 7.72	$ 14.52	$ 10.84
Total investment return (b)	19.28%	(32.02)%	41.59%	(8.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.68)%	(0.77)%	(0.96)%	(1.00)%††
Net expenses (c)	1.24%	1.37%	1.33%	1.32%††
Expenses (before waiver/reimbursement) (c)	1.24%(d)	1.38%	1.34%	1.33%††
Portfolio turnover rate	81%	77%	66%	44%
Net assets at end of period (in 000’s)	$ 358	$ 220	$ 71	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Winslow Large Cap Growth Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Winslow Large Cap Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	July 1, 1995
Investor Class	February 28, 2008
Class B	April 1, 2005
Class C	April 1, 2005
Class I	April 1, 2005
Class R1	April 1, 2005
Class R2	April 1, 2005
Class R3	April 28, 2006
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring

23

Notes to Financial Statements (continued)
appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or

24	MainStay Winslow Large Cap Growth Fund

otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
25

Notes to Financial Statements (continued)
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel

26	MainStay Winslow Large Cap Growth Fund

affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% on assets over $9 billion. During the year ended October 31, 2023, the effective management fee rate was 0.62% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of
Class R1 shares do not exceed 0.95%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $74,084,253 and waived fees and/or reimbursed expenses in the amount of $245,068 and paid the Subadvisor fees in the amount of $28,878,294.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and
27

Notes to Financial Statements (continued)
administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$810,302
Class R2	110,384
Class R3	37,395
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $125,551 and $19,482, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $8,131, $111 and $1,985, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,053,807	$—
Investor Class	197,284	—
Class B	24,326	—
Class C	131,468	—
Class I	5,859,551	—
Class R1	749,951	—
Class R2	102,406	—
Class R3	34,851	—
Class R6	137,647	—
SIMPLE Class	319	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$26,277	7.3%
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,574,572,721	$3,385,257,017	$(88,920,772)	$3,296,336,245
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$172,974,004	$985,387,892	$—	$3,296,336,245	$4,454,698,141

28	MainStay Winslow Large Cap Growth Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(108,617,957)	$108,617,957
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$ 13,433,752	$ 549,987,364
Long-Term Capital Gains	1,292,659,969	2,601,876,295
Total	$1,306,093,721	$3,151,863,659
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit
Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $9,662,992 and $11,192,716, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	15,983,106	$ 129,616,235
Shares issued to shareholders in reinvestment of distributions	17,289,578	125,347,772
Shares redeemed	(29,604,181)	(235,655,363)
Net increase (decrease) in shares outstanding before conversion	3,668,503	19,308,644
Shares converted into Class A (See Note 1)	1,268,493	10,288,730
Shares converted from Class A (See Note 1)	(174,362)	(1,381,429)
Net increase (decrease)	4,762,634	$ 28,215,945
Year ended October 31, 2022:
Shares sold	16,625,935	$ 171,252,843
Shares issued to shareholders in reinvestment of distributions	28,541,804	330,514,092
Shares redeemed	(30,234,090)	(288,975,973)
Net increase (decrease) in shares outstanding before conversion	14,933,649	212,790,962
Shares converted into Class A (See Note 1)	906,871	9,104,942
Shares converted from Class A (See Note 1)	(118,111)	(1,203,240)
Net increase (decrease)	15,722,409	$ 220,692,664

29

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	594,759	$ 4,639,901
Shares issued to shareholders in reinvestment of distributions	1,231,575	8,608,707
Shares redeemed	(2,052,819)	(15,881,811)
Net increase (decrease) in shares outstanding before conversion	(226,485)	(2,633,203)
Shares converted into Investor Class (See Note 1)	193,762	1,546,555
Shares converted from Investor Class (See Note 1)	(599,739)	(4,736,436)
Net increase (decrease)	(632,462)	$ (5,823,084)
Year ended October 31, 2022:
Shares sold	766,345	$ 7,074,265
Shares issued to shareholders in reinvestment of distributions	2,020,849	22,694,134
Shares redeemed	(1,515,150)	(12,951,150)
Net increase (decrease) in shares outstanding before conversion	1,272,044	16,817,249
Shares converted into Investor Class (See Note 1)	122,735	1,084,686
Shares converted from Investor Class (See Note 1)	(458,718)	(4,837,943)
Net increase (decrease)	936,061	$ 13,063,992

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	13,930	$ 64,994
Shares issued to shareholders in reinvestment of distributions	401,754	1,767,718
Shares redeemed	(298,158)	(1,460,234)
Net increase (decrease) in shares outstanding before conversion	117,526	372,478
Shares converted from Class B (See Note 1)	(665,391)	(3,230,081)
Net increase (decrease)	(547,865)	$ (2,857,603)
Year ended October 31, 2022:
Shares sold	32,973	$ 228,304
Shares issued to shareholders in reinvestment of distributions	739,284	5,677,697
Shares redeemed	(322,522)	(2,010,001)
Net increase (decrease) in shares outstanding before conversion	449,735	3,896,000
Shares converted from Class B (See Note 1)	(539,254)	(3,347,320)
Net increase (decrease)	(89,519)	$ 548,680

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	907,854	$ 4,372,020
Shares issued to shareholders in reinvestment of distributions	1,816,650	7,956,928
Shares redeemed	(3,484,405)	(16,834,402)
Net increase (decrease) in shares outstanding before conversion	(759,901)	(4,505,454)
Shares converted from Class C (See Note 1)	(399,925)	(1,981,428)
Net increase (decrease)	(1,159,826)	$ (6,486,882)
Year ended October 31, 2022:
Shares sold	1,531,291	$ 10,262,438
Shares issued to shareholders in reinvestment of distributions	2,934,389	22,448,071
Shares redeemed	(3,524,833)	(22,771,338)
Net increase (decrease) in shares outstanding before conversion	940,847	9,939,171
Shares converted from Class C (See Note 1)	(300,459)	(1,784,533)
Net increase (decrease)	640,388	$ 8,154,638

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	87,063,257	$ 813,021,273
Shares issued to shareholders in reinvestment of distributions	72,242,661	614,062,619
Shares redeemed	(178,838,638)	(1,685,015,501)
Net increase (decrease) in shares outstanding before conversion	(19,532,720)	(257,931,609)
Shares converted into Class I (See Note 1)	157,330	1,466,305
Shares converted from Class I (See Note 1)	(201,120)	(1,891,775)
Net increase (decrease)	(19,576,510)	$ (258,357,079)
Year ended October 31, 2022:
Shares sold	206,773,027	$ 2,304,009,295
Shares issued to shareholders in reinvestment of distributions	104,600,432	1,391,185,741
Shares redeemed	(166,738,192)	(1,848,655,608)
Net increase (decrease) in shares outstanding before conversion	144,635,267	1,846,539,428
Shares converted into Class I (See Note 1)	101,332	1,181,298
Shares converted from Class I (See Note 1)	(21,339)	(189,065)
Net increase (decrease)	144,715,260	$ 1,847,531,661

30	MainStay Winslow Large Cap Growth Fund

Class R1	Shares	Amount
Year ended October 31, 2023:
Shares sold	18,440,679	$ 167,960,802
Shares issued to shareholders in reinvestment of distributions	10,722,851	86,318,947
Shares redeemed	(19,868,278)	(178,889,345)
Net increase (decrease) in shares outstanding before conversion	9,295,252	75,390,404
Shares converted into Class R1 (See Note 1)	7,150	60,468
Shares converted from Class R1 (See Note 1)	(23,920)	(240,876)
Net increase (decrease)	9,278,482	$ 75,209,996
Year ended October 31, 2022:
Shares sold	12,545,711	$ 128,752,543
Shares issued to shareholders in reinvestment of distributions	18,146,768	230,101,018
Shares redeemed	(24,117,145)	(264,354,356)
Net increase (decrease) in shares outstanding before conversion	6,575,334	94,499,205
Shares converted from Class R1 (See Note 1)	(856)	(8,825)
Net increase (decrease)	6,574,478	$ 94,490,380

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,296,843	$ 17,881,375
Shares issued to shareholders in reinvestment of distributions	1,391,973	9,938,687
Shares redeemed	(3,601,858)	(28,456,267)
Net increase (decrease) in shares outstanding before conversion	86,958	(636,205)
Shares converted from Class R2 (See Note 1)	(2,389)	(17,227)
Net increase (decrease)	84,569	$ (653,432)
Year ended October 31, 2022:
Shares sold	2,804,293	$ 27,795,594
Shares issued to shareholders in reinvestment of distributions	2,370,271	27,115,902
Shares redeemed	(4,522,072)	(46,339,701)
Net increase (decrease)	652,492	$ 8,571,795

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	922,756	$ 6,449,354
Shares issued to shareholders in reinvestment of distributions	870,215	5,473,601
Shares redeemed	(2,412,610)	(16,649,602)
Net increase (decrease)	(619,639)	$ (4,726,647)
Year ended October 31, 2022:
Shares sold	904,543	$ 7,708,409
Shares issued to shareholders in reinvestment of distributions	1,354,080	13,919,943
Shares redeemed	(1,551,868)	(13,129,182)
Net increase (decrease)	706,755	$ 8,499,170

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	63,800,380	$ 606,984,764
Shares issued to shareholders in reinvestment of distributions	40,759,793	351,349,412
Shares redeemed	(109,697,203)	(1,025,523,675)
Net increase (decrease) in shares outstanding before conversion	(5,137,030)	(67,189,499)
Shares converted into Class R6 (See Note 1)	11,946	117,194
Net increase (decrease)	(5,125,084)	$ (67,072,305)
Year ended October 31, 2022:
Shares sold	68,050,104	$ 753,843,263
Shares issued to shareholders in reinvestment of distributions	64,620,416	871,083,204
Shares redeemed	(66,095,061)	(730,228,554)
Net increase (decrease)	66,575,459	$ 894,697,913

SIMPLE Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	13,600	$ 102,611
Shares issued to shareholders in reinvestment of distributions	4,458	30,895
Shares redeemed	(1,770)	(12,674)
Net increase (decrease)	16,288	$ 120,832
Year ended October 31, 2022:
Shares sold	22,996	$ 211,112
Shares issued to shareholders in reinvestment of distributions	1,475	16,490
Shares redeemed	(826)	(7,320)
Net increase (decrease)	23,645	$ 220,282
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or
31

Notes to Financial Statements (continued)
human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
32	MainStay Winslow Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Winslow Large Cap Growth Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
33

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,289,885,332 as long term capital gain distributions.
For the fiscal year ended October 31, 2023, the Fund designated approximately $13,433,752 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Winslow Large Cap Growth Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
36	MainStay Winslow Large Cap Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
38	MainStay Winslow Large Cap Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013907MS139-23	MSLG11-12/23
(NYLIM) NL221

MainStay WMC Enduring Capital Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	6/1/1998	-2.33%	7.98%	9.38%	0.94%
		Excluding sales charges		3.36	9.21	10.00	0.94
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	-2.02	7.71	9.11	1.11
		Excluding sales charges		3.13	8.94	9.73	1.11
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	6/1/1998	-2.57	7.83	8.91	1.86
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		2.34	8.12	8.91	1.86
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	1.40	8.13	8.91	1.86
	if Redeemed Within One Year of Purchase	Excluding sales charges		2.39	8.13	8.91	1.86
Class I Shares	No Sales Charge		12/28/2004	3.60	9.49	10.28	0.69
Class R3 Shares[5]	No Sales Charge		2/29/2016	2.99	8.82	10.83	1.30
Class R6 Shares	No Sales Charge		4/26/2021	3.69	N/A	1.53	0.63

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to March 5, 2021 reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	10.14%	11.01%	11.18%
Russell 3000® Index[2]	8.38	10.23	10.52
Morningstar Large Blend Category Average[3]	7.62	9.67	9.69

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
2.	The Russell 3000® Index is the Fund's secondary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Enduring Capital Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Enduring Capital Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$989.10	$4.81	$1,020.37	$4.89	0.96%
Investor Class Shares	$1,000.00	$987.70	$5.91	$1,019.26	$6.01	1.18%
Class B Shares	$1,000.00	$984.10	$9.65	$1,015.48	$9.80	1.93%
Class C Shares	$1,000.00	$984.40	$9.65	$1,015.48	$9.80	1.93%
Class I Shares	$1,000.00	$990.10	$3.56	$1,021.63	$3.62	0.71%
Class R3 Shares	$1,000.00	$987.30	$6.56	$1,018.60	$6.67	1.31%
Class R6 Shares	$1,000.00	$990.80	$3.06	$1,022.13	$3.11	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Machinery	11.8%
Insurance	10.6
Commercial Services & Supplies	10.6
Chemicals	7.5
Software	6.8
Ground Transportation	6.5
Capital Markets	4.9
Household Durables	4.7
Financial Services	4.6
Air Freight & Logistics	4.0
Trading Companies & Distributors	3.9
Consumer Staples Distribution & Retail	3.7
Specialized REITs	3.6%
Health Care Providers & Services	2.6
Banks	2.5
Consumer Finance	2.3
Containers & Packaging	2.3
Life Sciences Tools & Services	2.2
Electric Utilities	2.0
Media	2.0
Short–Term Investments	1.4
Other Assets, Less Liabilities	–0.5
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Constellation Software, Inc.
2.	Markel Group, Inc.
3.	Progressive Corp. (The)
4.	PACCAR, Inc.
5.	NVR, Inc.
6.	Berkshire Hathaway, Inc., Class B
7.	Copart, Inc.
8.	Linde plc
9.	Expeditors International of Washington, Inc.
10.	Watsco, Inc.

8	MainStay WMC Enduring Capital Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Mark A. Whitaker, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Enduring Capital Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay WMC Enduring Capital Fund returned 3.60%, underperforming the 10.14% return of the Fund’s primary benchmark, the S&P 500® Index, and the 8.38% return of the Fund’s secondary benchmark, the Russell 3000® Index. Over the same period, Class I shares also underperformed the 7.62% return of the Morningstar Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed its primary benchmark, the S&P 500® Index, amid volatile market conditions exacerbated by rising interest rates, increased inflation and geopolitical conflict. In addition, the market grappled with concerns regarding U.S. banking system liquidity, which broadly affected the financials sector.
From an attribution perspective, sector allocation, a result of our bottom-up stock selection process, primarily drove relative underperformance, largely due to the Fund’s underweight positioning in information technology, financials and communication services, and overweight exposure to financials. The positive impact of the Fund’s lack of exposure to energy and underweight exposure to health care and consumer staples partially offset negative allocation effects. Security selection made a modestly positive contribution to relative results. (Contributions take weightings and total returns into account.) Strong selection in industrials and materials more than compensated for weak selection in financials and communication services.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
During the reporting period, the industrials, health care and consumer staples provided the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index. Over the same period, the financials, information technology and communication services sectors detracted most from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that made the strongest contributions to the Fund’s absolute performance included Canadian diversified software company Constellation Software and global online vehicle auction company Copart. Shares of Constellation Software rose as the company executed on multiple acquisitions throughout the reporting period, including the acquisition of Black Knight’s Empower loan origination system business, in connection with a pending merger between Black Knight and Intercontinental Exchange. Copart shares advanced as the company continued to extend its competitive advantage over competitor IAAI.
The holdings that detracted most significantly from absolute performance included commercial bank First Republic Bank and financial services provider Charles Schwab. Shares of First Republic Bank plunged on concerns that a wave of banking failures could undermine the regional lender. We eliminated the Fund’s position during the reporting period. Similarly, shares of Charles Schwab fell sharply as investors feared that firms like Schwab, which have large bond holdings with long maturities, might be forced to sell these assets at a loss to cover a rush of deposit withdrawals. The Fund continued to hold shares in Charles Schwab at the end of the reporting period, but reduced the size of its position.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated a new position in Credit Acceptance, an auto finance company. The company is known for its industry-leading profitability, its consistent winning of “best places to work” awards and, importantly, its willingness to behave differently than peers, often taking a very opportunistic approach to capital allocation. In terms of notable sales, the Fund trimmed its position in Old Dominion Freight Line, a U.S.-based less-than-truckload shipping company, due to valuation.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, we increased the Fund’s active weights primarily in the consumer discretionary, materials and energy sectors, while decreasing exposure most significantly in communication services, real estate and financials.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight exposures relative to the S&P 500® Index in the industrials, financials and materials sectors. As of the same date, the Fund’s most significantly underweight exposures were to information technology, health care and communication services.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Enduring Capital Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.1%
Air Freight & Logistics 4.0%
Expeditors International of Washington, Inc.	172,133	$ 18,805,530
Banks 2.5%
M&T Bank Corp.	102,990	11,612,123
Capital Markets 4.9%
Brookfield Asset Management Ltd., Class A (a)	165,325	4,739,868
Brookfield Corp.	254,798	7,427,362
Charles Schwab Corp. (The)	205,784	10,708,999
		22,876,229
Chemicals 7.5%
Linde plc	54,813	20,947,336
Sherwin-Williams Co. (The)	59,167	14,094,171
		35,041,507
Commercial Services & Supplies 10.6%
Cintas Corp.	29,193	14,804,354
Copart, Inc. (b)	486,455	21,170,522
Waste Connections, Inc.	104,421	13,522,519
		49,497,395
Consumer Finance 2.3%
Credit Acceptance Corp. (a)(b)	27,368	11,013,704
Consumer Staples Distribution & Retail 3.7%
Costco Wholesale Corp.	31,172	17,220,660
Containers & Packaging 2.3%
Ball Corp.	221,532	10,666,766
Electric Utilities 2.0%
NextEra Energy, Inc.	164,402	9,584,637
Financial Services 4.6%
Berkshire Hathaway, Inc., Class B (b)	62,652	21,385,007
Ground Transportation 6.5%
Canadian National Railway Co.	126,339	13,367,746
Old Dominion Freight Line, Inc.	45,757	17,234,831
		30,602,577
Health Care Providers & Services 2.6%
UnitedHealth Group, Inc.	22,876	12,251,471
	Shares	Value

Household Durables 4.7%
NVR, Inc. (b)	4,068	$ 22,018,538
Insurance 10.6%
Brookfield Reinsurance Ltd.	3,730	108,953
Markel Group, Inc. (b)	17,633	25,929,679
Progressive Corp. (The)	151,164	23,897,517
		49,936,149
Life Sciences Tools & Services 2.2%
Danaher Corp.	54,460	10,457,409
Machinery 11.8%
Deere & Co.	27,675	10,111,338
Fortive Corp.	168,606	11,006,600
IDEX Corp.	63,067	12,071,654
PACCAR, Inc.	269,921	22,276,580
		55,466,172
Media 2.0%
Cable One, Inc.	17,186	9,450,066
Software 6.8%
Constellation Software, Inc.	15,501	31,074,768
Lumine Group, Inc. (b)	61,645	775,258
		31,850,026
Specialized REITs 3.6%
American Tower Corp.	50,390	8,978,994
Public Storage	33,839	8,077,708
		17,056,702
Trading Companies & Distributors 3.9%
Watsco, Inc.	52,159	18,197,754
Total Common Stocks (Cost $404,934,106)		464,990,422

	Number of Warrants

Warrants 0.0% ‡
Software 0.0% ‡
Constellation Software, Inc.
Expires 3/31/40 (b)(c)(d)	16,496	—
Total Warrants (Cost $0)		—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
	Shares	Value

Short-Term Investments 1.4%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 5.275% (e)	5,151,776	$ 5,151,776
Unaffiliated Investment Companies 0.3%
Fidelity Government Portfolio, 5.338% (e)(f)	1,000,000	1,000,000
Invesco Government & Agency Portfolio, 5.357% (e)(f)	447,829	447,829
		1,447,829
Total Short-Term Investments (Cost $6,599,605)		6,599,605
Total Investments (Cost $411,533,711)	100.5%	471,590,027
Other Assets, Less Liabilities	(0.5)	(2,282,945)
Net Assets	100.0%	$ 469,307,082

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $1,418,057. The Fund received cash collateral with a value of $1,447,829. (See Note 2(I))
(b)	Non-income producing security.
(c)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Current yield as of October 31, 2023.
(f)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 148	$ 144,808	$ (139,804)	$ —	$ —	$ 5,152	$ 207	$ —	5,152
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Enduring Capital Fund

Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 464,990,422	$ —	$ —	$ 464,990,422
Warrants	—	—	—	—
Short-Term Investments
Affiliated Investment Company	5,151,776	—	—	5,151,776
Unaffiliated Investment Companies	1,447,829	—	—	1,447,829
Total Short-Term Investments	6,599,605	—	—	6,599,605
Total Investments in Securities	$ 471,590,027	$ —	$ —	$ 471,590,027

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $406,381,935) including securities on loan of $1,418,057	$466,438,251
Investment in affiliated investment companies, at value (identified cost $5,151,776)	5,151,776
Cash	49,567
Receivables:
Fund shares sold	84,766
Dividends	57,876
Securities lending	1,608
Other assets	52,923
Total assets	471,836,767
Liabilities
Cash collateral received for securities on loan	1,447,829
Foreign currency due to custodian, at value	372
Payables:
Fund shares redeemed	295,959
Investment securities purchased	235,048
Manager (See Note 3)	227,279
Shareholder communication	114,225
Transfer agent (See Note 3)	66,038
NYLIFE Distributors (See Note 3)	64,218
Custodian	56,585
Professional fees	20,743
Trustees	439
Accrued expenses	950
Total liabilities	2,529,685
Net assets	$469,307,082
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 157,494
Additional paid-in-capital	414,071,041
414,228,535
Total distributable earnings (loss)	55,078,547
Net assets	$469,307,082
Class A
Net assets applicable to outstanding shares	$197,726,087
Shares of beneficial interest outstanding	6,621,727
Net asset value per share outstanding	$ 29.86
Maximum sales charge (5.50% of offering price)	1.74
Maximum offering price per share outstanding	$ 31.60
Investor Class
Net assets applicable to outstanding shares	$ 21,764,050
Shares of beneficial interest outstanding	730,270
Net asset value per share outstanding	$ 29.80
Maximum sales charge (5.00% of offering price)	1.57
Maximum offering price per share outstanding	$ 31.37
Class B
Net assets applicable to outstanding shares	$ 1,527,200
Shares of beneficial interest outstanding	58,826
Net asset value and offering price per share outstanding	$ 25.96
Class C
Net assets applicable to outstanding shares	$ 16,624,348
Shares of beneficial interest outstanding	640,960
Net asset value and offering price per share outstanding	$ 25.94
Class I
Net assets applicable to outstanding shares	$ 75,684,057
Shares of beneficial interest outstanding	2,514,965
Net asset value and offering price per share outstanding	$ 30.09
Class R3
Net assets applicable to outstanding shares	$ 847,758
Shares of beneficial interest outstanding	28,725
Net asset value and offering price per share outstanding	$ 29.51
Class R6
Net assets applicable to outstanding shares	$155,133,582
Shares of beneficial interest outstanding	5,153,911
Net asset value and offering price per share outstanding	$ 30.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Enduring Capital Fund

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $131,385)	$ 7,334,128
Dividends-affiliated	206,607
Securities lending, net	12,946
Total income	7,553,681
Expenses
Manager (See Note 3)	3,152,197
Distribution/Service—Class A (See Note 3)	514,527
Distribution/Service—Investor Class (See Note 3)	58,258
Distribution/Service—Class B (See Note 3)	22,341
Distribution/Service—Class C (See Note 3)	205,994
Distribution/Service—Class R3 (See Note 3)	3,786
Transfer agent (See Note 3)	405,566
Registration	112,948
Professional fees	107,559
Custodian	72,476
Shareholder communication	23,237
Trustees	14,660
Shareholder service (See Note 3)	757
Miscellaneous	12,648
Total expenses before waiver/reimbursement	4,706,954
Reimbursement from prior custodian(a)	(2,079)
Net expenses	4,704,875
Net investment income (loss)	2,848,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(6,909,949)
Foreign currency transactions	18,141
Net realized gain (loss)	(6,891,808)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	28,352,457
Translation of other assets and liabilities in foreign currencies	5
Net change in unrealized appreciation (depreciation)	28,352,462
Net realized and unrealized gain (loss)	21,460,654
Net increase (decrease) in net assets resulting from operations	$24,309,460

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,848,806	$ 1,692,280
Net realized gain (loss)	(6,891,808)	19,226,663
Net change in unrealized appreciation (depreciation)	28,352,462	(87,315,486)
Net increase (decrease) in net assets resulting from operations	24,309,460	(66,396,543)
Distributions to shareholders:
Class A	(7,743,520)	(19,185,374)
Investor Class	(859,939)	(2,404,448)
Class B	(113,221)	(453,565)
Class C	(929,434)	(3,325,977)
Class I	(3,690,395)	(10,230,592)
Class R3	(21,276)	(40,016)
Class R6	(8,289,276)	(22,407,486)
Total distributions to shareholders	(21,647,061)	(58,047,458)
Capital share transactions:
Net proceeds from sales of shares	125,928,585	86,455,226
Net asset value of shares issued to shareholders in reinvestment of distributions	21,396,272	57,355,353
Cost of shares redeemed	(197,554,301)	(201,267,040)
Increase (decrease) in net assets derived from capital share transactions	(50,229,444)	(57,456,461)
Net increase (decrease) in net assets	(47,567,045)	(181,900,462)
Net Assets
Beginning of year	516,874,127	698,774,589
End of year	$ 469,307,082	$ 516,874,127
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 30.01	$ 36.76	$ 24.95	$ 24.92	$ 26.31
Net investment income (loss) (a)	0.11	0.06	0.06	0.16	0.26
Net realized and unrealized gain (loss)	0.92	(3.74)	11.99	1.36	1.28
Total from investment operations	1.03	(3.68)	12.05	1.52	1.54
Less distributions:
From net investment income	(0.08)	(0.04)	(0.24)	(0.27)	(0.22)
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)
Total distributions	(1.18)	(3.07)	(0.24)	(1.49)	(2.93)
Net asset value at end of year	$ 29.86	$ 30.01	$ 36.76	$ 24.95	$ 24.92
Total investment return (b)	3.36%	(10.96)%	48.53%	6.42%	6.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	0.18%	0.19%	0.64%	1.08%
Net expenses (c)	0.94%	0.94%	0.91%	0.99%	0.97%
Portfolio turnover rate	17%	2%	24%	166%	164%
Net assets at end of year (in 000’s)	$ 197,726	$ 196,218	$ 228,700	$ 62,611	$ 63,814

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 29.97	$ 36.73	$ 24.92	$ 24.90	$ 26.29
Net investment income (loss) (a)	0.04	0.01	(0.01)	0.08	0.20
Net realized and unrealized gain (loss)	0.91	(3.74)	11.98	1.37	1.27
Total from investment operations	0.95	(3.73)	11.97	1.45	1.47
Less distributions:
From net investment income	(0.02)	—	(0.16)	(0.21)	(0.15)
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)
Total distributions	(1.12)	(3.03)	(0.16)	(1.43)	(2.86)
Net asset value at end of year	$ 29.80	$ 29.97	$ 36.73	$ 24.92	$ 24.90
Total investment return (b)	3.13%	(11.13)%	48.22%	6.05%	6.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.03%	(0.02)%	0.35%	0.82%
Net expenses (c)	1.17%	1.11%	1.19%	1.30%	1.23%
Expenses (before waiver/reimbursement) (c)	1.17%	1.11%	1.19%	1.31%	1.27%
Portfolio turnover rate	17%	2%	24%	166%	164%
Net assets at end of year (in 000's)	$ 21,764	$ 22,977	$ 29,293	$ 15,544	$ 17,203

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 26.41	$ 32.96	$ 22.40	$ 22.50	$ 24.04
Net investment income (loss) (a)	(0.15)	(0.21)	(0.22)	(0.08)	0.02
Net realized and unrealized gain (loss)	0.80	(3.31)	10.78	1.22	1.15
Total from investment operations	0.65	(3.52)	10.56	1.14	1.17
Less distributions:
From net investment income	—	—	—	(0.02)	—
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)
Total distributions	(1.10)	(3.03)	—	(1.24)	(2.71)
Net asset value at end of year	$ 25.96	$ 26.41	$ 32.96	$ 22.40	$ 22.50
Total investment return (b)	2.34%	(11.79)%	47.14%(c)	5.28%	5.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57)%	(0.72)%	(0.77)%	(0.39)%	0.10%
Net expenses (d)	1.92%	1.86%	1.95%	2.05%	1.98%
Expenses (before waiver/reimbursement) (d)	1.92%	1.86%	1.95%	2.06%	2.02%
Portfolio turnover rate	17%	2%	24%	166%	164%
Net assets at end of year (in 000’s)	$ 1,527	$ 2,824	$ 5,007	$ 3,666	$ 4,718

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 26.39	$ 32.93	$ 22.38	$ 22.48	$ 24.02
Net investment income (loss) (a)	(0.16)	(0.21)	(0.24)	(0.08)	0.02
Net realized and unrealized gain (loss)	0.81	(3.30)	10.79	1.22	1.15
Total from investment operations	0.65	(3.51)	10.55	1.14	1.17
Less distributions:
From net investment income	—	—	—	(0.02)	—
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)
Total distributions	(1.10)	(3.03)	—	(1.24)	(2.71)
Net asset value at end of year	$ 25.94	$ 26.39	$ 32.93	$ 22.38	$ 22.48
Total investment return (b)	2.39%	(11.80)%	47.14%(c)	5.29%	5.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.60)%	(0.72)%	(0.80)%	(0.38)%	0.10%
Net expenses (d)	1.92%	1.86%	1.89%	2.05%	1.98%
Expenses (before waiver/reimbursement) (d)	1.92%	1.86%	1.89%	2.06%	2.02%
Portfolio turnover rate	17%	2%	24%	166%	164%
Net assets at end of year (in 000’s)	$ 16,624	$ 23,500	$ 37,234	$ 6,641	$ 10,946

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 30.24	$ 36.99	$ 25.09	$ 25.05	$ 26.44
Net investment income (loss) (a)	0.19	0.15	0.16	0.23	0.32
Net realized and unrealized gain (loss)	0.92	(3.77)	12.03	1.37	1.28
Total from investment operations	1.11	(3.62)	12.19	1.60	1.60
Less distributions:
From net investment income	(0.16)	(0.10)	(0.29)	(0.34)	(0.28)
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)
Total distributions	(1.26)	(3.13)	(0.29)	(1.56)	(2.99)
Net asset value at end of year	$ 30.09	$ 30.24	$ 36.99	$ 25.09	$ 25.05
Total investment return (b)	3.60%	(10.72)%	48.97%	6.66%	7.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	0.45%	0.48%	0.96%	1.34%
Net expenses (c)	0.69%	0.69%	0.66%	0.74%	0.72%
Portfolio turnover rate	17%	2%	24%	166%	164%
Net assets at end of year (in 000’s)	$ 75,684	$ 73,935	$ 135,219	$ 37,491	$ 97,903

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 29.71	$ 36.51	$ 24.78	$ 24.77	$ 26.17
Net investment income (loss) (a)	(0.01)	(0.05)	(0.04)	0.07	0.17
Net realized and unrealized gain (loss)	0.92	(3.72)	11.91	1.36	1.28
Total from investment operations	0.91	(3.77)	11.87	1.43	1.45
Less distributions:
From net investment income	(0.01)	—	(0.14)	(0.20)	(0.14)
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)
Total distributions	(1.11)	(3.03)	(0.14)	(1.42)	(2.85)
Net asset value at end of year	$ 29.51	$ 29.71	$ 36.51	$ 24.78	$ 24.77
Total investment return (b)	2.99%	(11.29)%	48.07%	6.02%	6.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03)%	(0.17)%	(0.13)%	0.30%	0.70%
Net expenses (c)	1.29%	1.30%	1.28%	1.34%	1.32%
Portfolio turnover rate	17%	2%	24%	166%	164%
Net assets at end of year (in 000’s)	$ 848	$ 561	$ 479	$ 207	$ 227

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,		April 26, 2021^ through October 31,
Class R6	2023	2022	2021
Net asset value at beginning of period	$ 30.24	$ 37.00	$ 33.07
Net investment income (loss) (a)	0.22	0.16	0.14
Net realized and unrealized gain (loss)	0.92	(3.77)	3.79
Total from investment operations	1.14	(3.61)	3.93
Less distributions:
From net investment income	(0.18)	(0.12)	—
From net realized gain on investments	(1.10)	(3.03)	—
Total distributions	(1.28)	(3.15)	—
Net asset value at end of period	$ 30.10	$ 30.24	$ 37.00
Total investment return (b)	3.69%	(10.69)%	11.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	0.50%	0.44%††
Net expenses (c)	0.61%	0.63%	0.60%††
Portfolio turnover rate	17%	2%	24%
Net assets at end of period (in 000’s)	$ 155,134	$ 196,860	$ 262,843

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Enduring Capital Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Enduring Capital Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	December 28, 2004
Class R3*	February 29, 2016
Class R6	April 26, 2021

*	As of October 31, 2023, Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund's investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which

21

Notes to Financial Statements (continued)
market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily

22	MainStay WMC Enduring Capital Fund

available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or
23

Notes to Financial Statements (continued)
currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a

24	MainStay WMC Enduring Capital Fund

borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2023 are shown in the Portfolio of Investments.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2023, the effective management fee rate was 0.55%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $3,152,197 and paid the Subadvisor fees in the amount of $1,371,361.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
25

Notes to Financial Statements (continued)
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R3	$757
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $35,168 and $3,918, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $7,946, $3 and $239, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc.
("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$175,360	$—
Investor Class	73,030	—
Class B	7,007	—
Class C	64,586	—
Class I	75,538	—
Class R3	650	—
Class R6	9,395	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R3	$55,044	6.5%
Class R6	39,288	0.0‡

‡	Less than one-tenth of a percent.

26	MainStay WMC Enduring Capital Fund

Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$411,844,749	$98,058,826	$(38,313,548)	$59,745,278
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,572,169	$(7,238,905)	$—	$59,745,283	$55,078,547
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(40,917)	$40,917
The reclassifications for the Fund are primarily due to equalization.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $7,238,905, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,196	$6,043
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$13,213,407	$24,964,525
Long-Term Capital Gains	8,433,654	33,082,933
Total	$21,647,061	$58,047,458
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $94,990 and $167,029, respectively.
27

Notes to Financial Statements (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	777,331	$ 23,810,633
Shares issued to shareholders in reinvestment of distributions	247,479	7,533,253
Shares redeemed	(1,019,479)	(31,269,191)
Net increase (decrease) in shares outstanding before conversion	5,331	74,695
Shares converted into Class A (See Note 1)	78,147	2,366,476
Shares converted from Class A (See Note 1)	(151)	(4,661)
Net increase (decrease)	83,327	$ 2,436,510
Year ended October 31, 2022:
Shares sold	964,328	$ 31,211,920
Shares issued to shareholders in reinvestment of distributions	549,149	18,594,184
Shares redeemed	(1,313,198)	(41,861,145)
Net increase (decrease) in shares outstanding before conversion	200,279	7,944,959
Shares converted into Class A (See Note 1)	118,908	3,952,416
Shares converted from Class A (See Note 1)	(2,122)	(64,560)
Net increase (decrease)	317,065	$ 11,832,815

Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	29,849	$ 915,511
Shares issued to shareholders in reinvestment of distributions	28,225	859,163
Shares redeemed	(67,503)	(2,064,768)
Net increase (decrease) in shares outstanding before conversion	(9,429)	(290,094)
Shares converted into Investor Class (See Note 1)	18,857	587,855
Shares converted from Investor Class (See Note 1)	(45,909)	(1,390,486)
Net increase (decrease)	(36,481)	$ (1,092,725)
Year ended October 31, 2022:
Shares sold	35,401	$ 1,145,205
Shares issued to shareholders in reinvestment of distributions	70,920	2,401,347
Shares redeemed	(70,871)	(2,264,176)
Net increase (decrease) in shares outstanding before conversion	35,450	1,282,376
Shares converted into Investor Class (See Note 1)	21,377	677,516
Shares converted from Investor Class (See Note 1)	(87,635)	(2,969,099)
Net increase (decrease)	(30,808)	$ (1,009,207)

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	73	$ 2,000
Shares issued to shareholders in reinvestment of distributions	4,112	109,752
Shares redeemed	(16,415)	(431,503)
Net increase (decrease) in shares outstanding before conversion	(12,230)	(319,751)
Shares converted from Class B (See Note 1)	(35,872)	(966,410)
Net increase (decrease)	(48,102)	$ (1,286,161)
Year ended October 31, 2022:
Shares sold	1,841	$ 53,478
Shares issued to shareholders in reinvestment of distributions	14,748	443,192
Shares redeemed	(23,125)	(653,846)
Net increase (decrease) in shares outstanding before conversion	(6,536)	(157,176)
Shares converted from Class B (See Note 1)	(38,436)	(1,074,180)
Net increase (decrease)	(44,972)	$ (1,231,356)

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	32,846	$ 872,256
Shares issued to shareholders in reinvestment of distributions	34,072	908,718
Shares redeemed	(294,528)	(7,872,021)
Net increase (decrease) in shares outstanding before conversion	(227,610)	(6,091,047)
Shares converted from Class C (See Note 1)	(22,080)	(583,195)
Net increase (decrease)	(249,690)	$ (6,674,242)
Year ended October 31, 2022:
Shares sold	24,436	$ 690,062
Shares issued to shareholders in reinvestment of distributions	108,949	3,270,638
Shares redeemed	(352,310)	(10,083,915)
Net increase (decrease) in shares outstanding before conversion	(218,925)	(6,123,215)
Shares converted from Class C (See Note 1)	(21,155)	(586,653)
Net increase (decrease)	(240,080)	$ (6,709,868)

28	MainStay WMC Enduring Capital Fund

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,177,378	$ 35,968,422
Shares issued to shareholders in reinvestment of distributions	120,167	3,678,308
Shares redeemed	(1,227,165)	(37,749,795)
Net increase (decrease) in shares outstanding before conversion	70,380	1,896,935
Shares converted into Class I (See Note 1)	150	4,661
Shares converted from Class I (See Note 1)	(466)	(14,240)
Net increase (decrease)	70,064	$ 1,887,356
Year ended October 31, 2022:
Shares sold	981,052	$ 32,552,040
Shares issued to shareholders in reinvestment of distributions	299,886	10,205,117
Shares redeemed	(2,493,569)	(85,095,425)
Net increase (decrease) in shares outstanding before conversion	(1,212,631)	(42,338,268)
Shares converted into Class I (See Note 1)	2,107	64,560
Net increase (decrease)	(1,210,524)	$ (42,273,708)

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	10,803	$ 327,040
Shares issued to shareholders in reinvestment of distributions	590	17,802
Shares redeemed	(1,533)	(48,413)
Net increase (decrease)	9,860	$ 296,429
Year ended October 31, 2022:
Shares sold	8,459	$ 246,328
Shares issued to shareholders in reinvestment of distributions	993	33,389
Shares redeemed	(3,717)	(113,830)
Net increase (decrease)	5,735	$ 165,887

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,095,234	$ 64,032,723
Shares issued to shareholders in reinvestment of distributions	270,980	8,289,276
Shares redeemed	(3,722,309)	(118,118,610)
Net increase (decrease)	(1,356,095)	$ (45,796,611)
Year ended October 31, 2022:
Shares sold	628,462	$ 20,556,193
Shares issued to shareholders in reinvestment of distributions	658,656	22,407,486
Shares redeemed	(1,881,346)	(61,194,703)
Net increase (decrease)	(594,228)	$ (18,231,024)

Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Enduring Capital Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
30	MainStay WMC Enduring Capital Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $8,433,654 as long term capital gain distributions.
For the fiscal year ended October 31, 2023, the Fund designated approximately $6,314,488 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 39.56% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay WMC Enduring Capital Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay WMC Enduring Capital Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013911 MS139-23	MSWEC11-12/23
(NYLIM) NL528

MainStay WMC Value Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Volatile economic and geopolitical forces drove market behavior during the 12-month reporting period ended October 31, 2023. While equity markets generally gained ground, bond prices trended broadly lower.
Although the war in Ukraine, the outbreak of hostilities in the Middle East and several other notable events affected financial assets, inflation and interest rate trends stood at the forefront of market developments during most of the period. As the reporting period began, high levels of inflation already showed signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.1% in June 2022, the annualized U.S. inflation rate dropped to 7.1% in November 2022, and to 3.2% in October 2023. At the same time, the Fed increased the benchmark federal funds rate from 3.75%–4.00% at the beginning of the reporting period to 5.25%–5.50% as of October 31, 2023. As the pace of rate increases slowed during the period, investors hoped for an early shift to a looser monetary policy. However, comments from Fed members late in the period reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of elevated inflation and rising interest rates.
Despite the backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy. Developed international markets outperformed U.S. markets, with Europe benefiting during the first half of the period from unexpected economic resilience in the face of rising energy prices and the ongoing war in Ukraine. Emerging markets posted positive results but lagged developed markets, largely due to slow economic growth in China despite the relaxation of pandemic-era lockdowns.
Bond prices were driven lower by rising yields and increasing expectations of high interest rates for an extended period of time. The U.S. yield curve steepened, with the 30-year Treasury yield exceeding 5% for the first time in more than a decade. The yield curve remained inverted, with the 10-year Treasury yield ending the period at 4.88%, compared with 5.07% for the 2-year Treasury yield. Corporate bonds outperformed long-term Treasury bonds, but still trended lower under pressure from rising yields and an uptick in default rates. Among corporates, lower-credit-quality instruments performed slightly better than their higher-credit-quality counterparts, while floating rate securities performed better still.
In the face of today’s uncertain market environment, New York Life Investments remains dedicated to providing the guidance, resources and investment solutions you need to pursue your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	6/9/1999	-7.55%	8.55%	8.33%	1.02%
		Excluding sales charges		-2.17	9.79	8.95	1.02
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	-7.31	8.26	8.09	1.26
		Excluding sales charges		-2.43	9.50	8.70	1.26
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	6/9/1999	-7.69	8.53	7.89	2.01
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-3.18	8.67	7.89	2.01
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/9/1999	-4.08	8.67	7.89	2.01
	if Redeemed Within One Year of Purchase	Excluding sales charges		-3.18	8.67	7.89	2.01
Class I Shares	No Sales Charge		1/21/1971	-1.88	10.10	9.24	0.77
Class R1 Shares[5]	No Sales Charge		1/2/2004	-2.02	9.96	9.11	0.87
Class R2 Shares[5]	No Sales Charge		1/2/2004	-2.28	9.68	8.83	1.12
Class R3 Shares[5]	No Sales Charge		4/28/2006	-2.53	9.40	8.56	1.37
Class R6 Shares	No Sales Charge		4/26/2021	-1.88	N/A	0.86	0.70

1.	Effective April 26, 2021, the Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies. Therefore, the performance information shown in this report prior to April 26, 2021 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
5.	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	0.13%	6.60%	7.60%
Morningstar Large Value Category Average[2]	0.68	7.10	7.62

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark as a replacement for the Russell 3000® Index because it believes that the Russell 1000® Value Index is more reflective of its principal investment strategies. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
2.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Value Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Value Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$968.70	$ 5.16	$1,019.96	$ 5.30	1.04%
Investor Class Shares	$1,000.00	$967.60	$ 6.45	$1,018.65	$ 6.61	1.30%
Class B Shares	$1,000.00	$963.70	$10.15	$1,014.87	$10.41	2.05%
Class C Shares	$1,000.00	$963.70	$10.15	$1,014.87	$10.41	2.05%
Class I Shares	$1,000.00	$970.30	$ 3.48	$1,021.68	$ 3.57	0.70%
Class R1 Shares	$1,000.00	$969.60	$ 4.42	$1,020.72	$ 4.53	0.89%
Class R2 Shares	$1,000.00	$968.00	$ 5.65	$1,019.46	$ 5.80	1.14%
Class R3 Shares	$1,000.00	$966.90	$ 6.89	$1,018.20	$ 7.07	1.39%
Class R6 Shares	$1,000.00	$970.20	$ 3.48	$1,021.68	$ 3.57	0.70%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2023 (Unaudited)
Oil, Gas & Consumable Fuels	9.3%
Banks	8.4
Capital Markets	7.5
Pharmaceuticals	7.4
Health Care Providers & Services	6.2
Insurance	5.5
Communications Equipment	4.4
Semiconductors & Semiconductor Equipment	3.9
Health Care Equipment & Supplies	3.2
Aerospace & Defense	3.2
Beverages	2.5
Building Products	2.4
Health Care REITs	1.7
Biotechnology	1.6
Electrical Equipment	1.6
Specialized REITs	1.5
Multi–Utilities	1.5
Food Products	1.5
Automobile Components	1.5
Entertainment	1.5
Diversified Consumer Services	1.5
Gas Utilities	1.4
Electronic Equipment, Instruments & Components	1.4%
Electric Utilities	1.4
Personal Care Products	1.3
Distributors	1.3
Air Freight & Logistics	1.3
Interactive Media & Services	1.3
Media	1.3
Real Estate Management & Development	1.3
Hotel & Resort REITs	1.2
IT Services	1.2
Ground Transportation	1.2
Financial Services	1.1
Chemicals	1.1
Machinery	1.0
Household Durables	1.0
Containers & Packaging	0.8
Specialty Retail	0.6
Short–Term Investment	1.0
Other Assets, Less Liabilities	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	JPMorgan Chase & Co.
2.	Cisco Systems, Inc.
3.	Pfizer, Inc.
4.	Merck & Co., Inc.
5.	ConocoPhillips
6.	Elevance Health, Inc.
7.	UnitedHealth Group, Inc.
8.	Centene Corp.
9.	Phillips 66
10.	Chubb Ltd.

8	MainStay WMC Value Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Adam H. Illfelder, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Value Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2023?
For the 12 months ended October 31, 2023, Class I shares of MainStay WMC Value Fund returned −1.88%, underperforming the 0.13% return of the Fund’s benchmark, the Russell 1000® Value Index (the “Index”). Over the same period, Class I shares also underperformed the 0.68% return of the Morningstar Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index over the reporting period primarily due to security selection. Weak selection in industrials, communication services and information technology outweighed relatively strong selection in health care and real estate. Sector allocation, as a result of our bottom-up stock selection process, also detracted from relative returns, primarily due to the Fund’s underweight exposure to communication services and materials, as well as overweight exposure to real estate. The negative effects of these allocations were partially offset by the positive impact of the Fund’s overweight exposure to information technology and underweight exposure to consumer staples.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the health care, real estate and energy sectors provided the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Over the same period, industrials, communication services and materials detracted most notably from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The two top contributors to the Fund’s absolute performance included Google’s parent company, Alphabet, and pharmaceutical company Eli Lilly. Alphabet shares rose as recent quarterly results exceeded consensus expectations due to revenue growth in the company’s Search and Google Cloud divisions, along with a return to growth in YouTube. Additional factors contributing to positive market sentiment included stabilizing advertising demand, potential upside driven by artificial intelligence (“AI”) advances, and effective cost management. We trimmed the Fund’s position in Alphabet. Shares of Eli Lilly gained ground on better-than-expected revenues. The company raised full-year guidance twice in 2023, driven by positive results for Alzheimer's drug Donanemab, weight loss drug Retatrutide and diabetes drug Mounjaro. We sold the Fund’s position in Eli Lilly.
The holdings that detracted most significantly from absolute performance included pharmaceutical company Pfizer and power generation company AES. Pfizer shares declined as the company faced questions regarding the sustainability of revenue from its COVID-19 portfolio as the pandemic eased. The Fund continues to hold Pfizer. AES shares declined as quarterly earnings fell below consensus expectations. Concerns over rising interest rates further weighed on the share price. We exited the Fund’s position in AES.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included shares of multinational insurance company American International Group (AIG) and pharmaceutical firm Gilead Sciences. We believe AIG’s transformation over the past 5 years toward a pure-play property & casualty insurer has improved the quality of the underlying business. Improved pricing and risk controls are likely to drive higher earnings per share and return on equity, and the stock trades at an attractive valuation. We believe the recent patent life extensions for Gilead’s key HIV drugs through the early 2030s (versus the previous mid-2020s expiration dates) are positive developments for the business. Gilead’s HIV franchise drives the majority of the company’s revenue, supporting dividend sustainability. In addition, developments in the company’s oncology and cell therapy franchises could drive further growth.
During the same period, the Fund eliminated its positions in pharmaceutical company Eli Lilly and home improvement retailer Home Depot, as shares of both moved to premium levels. We redeployed the proceeds elsewhere.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s largest increases in sector exposure relative to the Index were in the financials, communication services and health care sectors, while the most significant decreases were in industrials, consumer staples and information technology.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight exposures relative to the Index in the health care, information technology and financials sectors. As of the same date, the Fund’s most significantly underweight exposures were in consumer staples, materials and industrials.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.0%
Aerospace & Defense 3.2%
General Dynamics Corp.	65,039	$ 15,694,561
L3Harris Technologies, Inc.	70,603	12,666,884
		28,361,445
Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	85,033	12,010,911
Automobile Components 1.5%
Gentex Corp.	464,998	13,336,143
Banks 8.4%
JPMorgan Chase & Co.	228,577	31,785,918
M&T Bank Corp.	139,400	15,717,350
New York Community Bancorp, Inc.	1,314,838	12,464,664
PNC Financial Services Group, Inc. (The)	137,468	15,735,962
		75,703,894
Beverages 2.5%
Keurig Dr Pepper, Inc.	408,627	12,393,657
Pernod Ricard SA, Sponsored ADR (a)	280,123	9,950,249
		22,343,906
Biotechnology 1.6%
Gilead Sciences, Inc.	188,136	14,776,201
Building Products 2.4%
Fortune Brands Innovations, Inc.	152,398	8,503,808
Johnson Controls International plc	262,602	12,872,750
		21,376,558
Capital Markets 7.5%
Ares Management Corp.	119,466	11,778,153
Blackstone, Inc.	85,039	7,853,351
Intercontinental Exchange, Inc.	118,493	12,730,888
LPL Financial Holdings, Inc.	40,229	9,032,215
Morgan Stanley	172,229	12,197,258
Raymond James Financial, Inc.	143,604	13,705,566
		67,297,431
Chemicals 1.1%
Axalta Coating Systems Ltd. (b)	378,001	9,914,966
Communications Equipment 4.4%
Cisco Systems, Inc.	505,088	26,330,237
F5, Inc. (b)	87,393	13,247,905
		39,578,142
	Shares	Value

Containers & Packaging 0.8%
Sealed Air Corp.	238,882	$ 7,355,177
Distributors 1.3%
LKQ Corp.	275,158	12,084,939
Diversified Consumer Services 1.5%
H&R Block, Inc.	318,312	13,066,708
Electric Utilities 1.4%
Exelon Corp.	312,961	12,186,701
Electrical Equipment 1.6%
Emerson Electric Co.	160,343	14,265,717
Electronic Equipment, Instruments & Components 1.4%
Corning, Inc.	462,762	12,383,511
Entertainment 1.5%
Electronic Arts, Inc.	106,407	13,172,123
Financial Services 1.1%
Global Payments, Inc.	97,411	10,346,996
Food Products 1.5%
Archer-Daniels-Midland Co.	187,256	13,401,912
Gas Utilities 1.4%
Atmos Energy Corp.	115,764	12,463,152
Ground Transportation 1.2%
Knight-Swift Transportation Holdings, Inc.	212,400	10,384,236
Health Care Equipment & Supplies 3.2%
Becton Dickinson & Co.	59,866	15,132,928
Boston Scientific Corp. (b)	262,200	13,422,018
		28,554,946
Health Care Providers & Services 6.2%
Centene Corp. (b)	253,704	17,500,502
Elevance Health, Inc.	42,905	19,311,111
UnitedHealth Group, Inc.	35,264	18,885,988
		55,697,601
Health Care REITs 1.7%
Welltower, Inc.	178,408	14,916,693

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay WMC Value Fund

	Shares	Value
Common Stocks (continued)
Hotel & Resort REITs 1.2%
Host Hotels & Resorts, Inc.	710,898	$ 11,004,701
Household Durables 1.0%
Lennar Corp., Class A	84,623	9,027,582
Insurance 5.5%
American International Group, Inc.	263,514	16,156,044
Chubb Ltd.	78,773	16,906,261
MetLife, Inc.	267,486	16,051,835
		49,114,140
Interactive Media & Services 1.3%
Alphabet, Inc., Class C (b)	93,973	11,774,817
IT Services 1.2%
Amdocs Ltd.	131,219	10,518,515
Machinery 1.0%
Middleby Corp. (The) (b)	82,548	9,317,193
Media 1.3%
Omnicom Group, Inc.	152,081	11,392,388
Multi-Utilities 1.5%
Sempra	193,555	13,554,657
Oil, Gas & Consumable Fuels 9.3%
ConocoPhillips	186,794	22,191,127
Coterra Energy, Inc.	521,965	14,354,038
Diamondback Energy, Inc.	92,140	14,771,885
EOG Resources, Inc.	115,540	14,586,925
Phillips 66	151,348	17,264,266
		83,168,241
Personal Care Products 1.3%
Unilever plc, Sponsored ADR	255,606	12,102,944
Pharmaceuticals 7.4%
AstraZeneca plc, Sponsored ADR	181,344	11,466,381
Merck & Co., Inc.	224,616	23,068,063
Pfizer, Inc.	756,491	23,118,365
Roche Holding AG	32,902	8,458,344
		66,111,153
	Shares	Value

Real Estate Management & Development 1.3%
CBRE Group, Inc., Class A (b)	162,774	$ 11,286,749
Semiconductors & Semiconductor Equipment 3.9%
Analog Devices, Inc.	73,465	11,558,249
NXP Semiconductors NV	62,896	10,845,157
QUALCOMM, Inc.	116,794	12,729,378
		35,132,784
Specialized REITs 1.5%
Gaming and Leisure Properties, Inc.	302,778	13,743,093
Specialty Retail 0.6%
GCI Liberty, Inc. (b)(c)(d)	15,319	—
Victoria's Secret & Co. (b)	299,467	5,354,470
		5,354,470
Total Common Stocks (Cost $871,899,743)		887,583,436
Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 5.275% (e)	9,392,880	9,392,880
Total Short-Term Investment (Cost $9,392,880)		9,392,880
Total Investments (Cost $881,292,623)	100.0%	896,976,316
Other Assets, Less Liabilities	(0.0)‡	(390,162)
Net Assets	100.0%	$ 896,586,154

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $4,649,699. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,730,691. (See Note 2(H))
(b)	Non-income producing security.
(c)	Illiquid security—As of October 31, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Current yield as of October 31, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 41,010	$ 151,284	$ (182,901)	$ —	$ —	$ 9,393	$ 658	$ —	9,393
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 887,583,436	$ —	$ —	$ 887,583,436
Short-Term Investment
Affiliated Investment Company	9,392,880	—	—	9,392,880
Total Investments in Securities	$ 896,976,316	$ —	$ —	$ 896,976,316

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Value Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $871,899,743) including securities on loan of $4,649,699	$887,583,436
Investment in affiliated investment companies, at value (identified cost $9,392,880)	9,392,880
Cash	61,714
Receivables:
Dividends	683,711
Fund shares sold	140,918
Securities lending	1,653
Other assets	69,993
Total assets	897,934,305
Liabilities
Payables:
Manager (See Note 3)	501,253
Fund shares redeemed	493,717
Transfer agent (See Note 3)	145,255
NYLIFE Distributors (See Note 3)	134,138
Shareholder communication	44,989
Professional fees	21,720
Custodian	6,049
Trustees	60
Accrued expenses	970
Total liabilities	1,348,151
Net assets	$896,586,154
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 338,617
Additional paid-in-capital	844,119,964
844,458,581
Total distributable earnings (loss)	52,127,573
Net assets	$896,586,154
Class A
Net assets applicable to outstanding shares	$485,176,900
Shares of beneficial interest outstanding	18,677,764
Net asset value per share outstanding	$ 25.98
Maximum sales charge (5.50% of offering price)	1.51
Maximum offering price per share outstanding	$ 27.49
Investor Class
Net assets applicable to outstanding shares	$ 50,023,902
Shares of beneficial interest outstanding	1,927,138
Net asset value per share outstanding	$ 25.96
Maximum sales charge (5.00% of offering price)	1.37
Maximum offering price per share outstanding	$ 27.33
Class B
Net assets applicable to outstanding shares	$ 4,502,535
Shares of beneficial interest outstanding	245,998
Net asset value and offering price per share outstanding	$ 18.30
Class C
Net assets applicable to outstanding shares	$ 14,603,180
Shares of beneficial interest outstanding	797,343
Net asset value and offering price per share outstanding	$ 18.31
Class I
Net assets applicable to outstanding shares	$141,185,174
Shares of beneficial interest outstanding	5,030,799
Net asset value and offering price per share outstanding	$ 28.06
Class R1
Net assets applicable to outstanding shares	$ 161,464
Shares of beneficial interest outstanding	6,094
Net asset value and offering price per share outstanding	$ 26.50
Class R2
Net assets applicable to outstanding shares	$ 1,006,449
Shares of beneficial interest outstanding	38,223
Net asset value and offering price per share outstanding	$ 26.33
Class R3
Net assets applicable to outstanding shares	$ 1,465,141
Shares of beneficial interest outstanding	56,389
Net asset value and offering price per share outstanding	$ 25.98
Class R6
Net assets applicable to outstanding shares	$198,461,409
Shares of beneficial interest outstanding	7,081,928
Net asset value and offering price per share outstanding	$ 28.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended October 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $96,280)	$ 24,173,023
Dividends-affiliated	657,762
Securities lending, net	12,106
Total income	24,842,891
Expenses
Manager (See Note 3)	6,667,683
Distribution/Service—Class A (See Note 3)	1,304,948
Distribution/Service—Investor Class (See Note 3)	136,759
Distribution/Service—Class B (See Note 3)	63,710
Distribution/Service—Class C (See Note 3)	151,119
Distribution/Service—Class R2 (See Note 3)	2,612
Distribution/Service—Class R3 (See Note 3)	7,415
Transfer agent (See Note 3)	849,206
Registration	187,885
Professional fees	144,554
Trustees	26,044
Shareholder communication	16,990
Custodian	16,749
Shareholder service (See Note 3)	2,699
Miscellaneous	30,968
Total expenses before waiver/reimbursement	9,609,341
Expense waiver/reimbursement from Manager (See Note 3)	(157,654)
Reimbursement from prior custodian(a)	(2,055)
Net expenses	9,449,632
Net investment income (loss)	15,393,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	27,324,222
Foreign currency transactions	757
Net realized gain (loss)	27,324,979
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(58,743,452)
Translation of other assets and liabilities in foreign currencies	7,357
Net change in unrealized appreciation (depreciation)	(58,736,095)
Net realized and unrealized gain (loss)	(31,411,116)
Net increase (decrease) in net assets resulting from operations	$(16,017,857)

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Value Fund

Statements of Changes in Net Assets
for the years ended October 31, 2023 and October 31, 2022
	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 15,393,259	$ 13,384,235
Net realized gain (loss)	27,324,979	43,070,782
Net change in unrealized appreciation (depreciation)	(58,736,095)	(83,059,547)
Net increase (decrease) in net assets resulting from operations	(16,017,857)	(26,604,530)
Distributions to shareholders:
Class A	(29,416,342)	(254,684,263)
Investor Class	(3,013,210)	(30,552,543)
Class B	(545,950)	(7,017,069)
Class C	(977,214)	(6,589,112)
Class I	(8,145,019)	(44,509,475)
Class R1	(9,920)	(21,242)
Class R2	(56,602)	(492,154)
Class R3	(81,173)	(528,702)
Class R6	(14,701,579)	(161,084,996)
Total distributions to shareholders	(56,947,009)	(505,479,556)
Capital share transactions:
Net proceeds from sales of shares	126,738,662	167,876,878
Net asset value of shares issued to shareholders in reinvestment of distributions	55,819,279	492,255,863
Cost of shares redeemed	(226,681,810)	(213,638,603)
Increase (decrease) in net assets derived from capital share transactions	(44,123,869)	446,494,138
Net increase (decrease) in net assets	(117,088,735)	(85,589,948)
Net Assets
Beginning of year	1,013,674,889	1,099,264,837
End of year	$ 896,586,154	$1,013,674,889
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.11	$ 55.21	$ 39.49	$ 42.24	$ 41.20
Net investment income (loss) (a)	0.39	0.36	0.30	0.21	0.26
Net realized and unrealized gain (loss)	(0.94)	(1.68)	17.09	0.55	4.88
Total from investment operations	(0.55)	(1.32)	17.39	0.76	5.14
Less distributions:
From net investment income	(0.42)	(0.38)	(0.25)	(0.31)	(0.28)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)
Total distributions	(1.58)	(25.78)	(1.67)	(3.51)	(4.10)
Net asset value at end of year	$ 25.98	$ 28.11	$ 55.21	$ 39.49	$ 42.24
Total investment return (b)	(2.17)%	(2.68)%	45.14%	1.66%	13.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.21%	0.60%	0.55%	0.67%
Net expenses (c)	1.03%(d)	1.02%(d)	1.06%	1.10%(e)	1.11%
Portfolio turnover rate	29%	37%	23%	16%	20%
Net assets at end of year (in 000’s)	$ 485,177	$ 522,937	$ 547,299	$ 389,530	$ 427,040

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Investor Class	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.09	$ 55.08	$ 39.40	$ 42.17	$ 41.15
Net investment income (loss) (a)	0.31	0.29	0.14	0.10	0.18
Net realized and unrealized gain (loss)	(0.93)	(1.69)	17.09	0.53	4.86
Total from investment operations	(0.62)	(1.40)	17.23	0.63	5.04
Less distributions:
From net investment income	(0.35)	(0.19)	(0.13)	(0.20)	(0.20)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)
Total distributions	(1.51)	(25.59)	(1.55)	(3.40)	(4.02)
Net asset value at end of year	$ 25.96	$ 28.09	$ 55.08	$ 39.40	$ 42.17
Total investment return (b)	(2.43)%	(2.91)%	44.73%	1.35%	13.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.97%	0.28%	0.25%	0.46%
Net expenses (c)	1.30%	1.26%	1.36%	1.40%(d)	1.33%
Expenses (before waiver/reimbursement) (c)	1.30%(e)	1.26%(e)	1.36%	1.41%	1.38%
Portfolio turnover rate	29%	37%	23%	16%	20%
Net assets at end of year (in 000's)	$ 50,024	$ 56,061	$ 66,193	$ 69,423	$ 80,733

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.
(e)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 20.29	$ 47.03	$ 33.97	$ 36.88	$ 36.53
Net investment income (loss) (a)	0.08	0.05	(0.20)	(0.16)	(0.09)
Net realized and unrealized gain (loss)	(0.66)	(1.39)	14.68	0.45	4.26
Total from investment operations	(0.58)	(1.34)	14.48	0.29	4.17
Less distributions:
From net investment income	(0.25)	—	—	—	—
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)
Total distributions	(1.41)	(25.40)	(1.42)	(3.20)	(3.82)
Net asset value at end of year	$ 18.30	$ 20.29	$ 47.03	$ 33.97	$ 36.88
Total investment return (b)	(3.18)%	(3.66)%	43.67%	0.57%	12.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	0.23%	(0.47)%	(0.48)%	(0.27)%
Net expenses (c)	2.05%	2.01%	2.11%	2.15%(d)	2.08%
Expenses (before waiver/reimbursement) (c)	2.05%(e)	2.01%(e)	2.11%	2.16%	2.13%
Portfolio turnover rate	29%	37%	23%	16%	20%
Net assets at end of year (in 000’s)	$ 4,503	$ 8,045	$ 13,100	$ 14,212	$ 21,088

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.
(e)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class C	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 20.30	$ 47.04	$ 33.98	$ 36.88	$ 36.53
Net investment income (loss) (a)	0.08	0.05	(0.21)	(0.16)	(0.07)
Net realized and unrealized gain (loss)	(0.66)	(1.39)	14.69	0.46	4.24
Total from investment operations	(0.58)	(1.34)	14.48	0.30	4.17
Less distributions:
From net investment income	(0.25)	—	—	—	—
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)
Total distributions	(1.41)	(25.40)	(1.42)	(3.20)	(3.82)
Net asset value at end of year	$ 18.31	$ 20.30	$ 47.04	$ 33.98	$ 36.88
Total investment return (b)	(3.18)%	(3.66)%	43.65%	0.60%	12.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	0.22%	(0.50)%	(0.48)%	(0.22)%
Net expenses (c)	2.05%	2.00%	2.11%	2.15%(d)	2.07%
Expenses (before waiver/reimbursement) (c)	2.05%(e)	2.01%	2.11%	2.16%	2.12%
Portfolio turnover rate	29%	37%	23%	16%	20%
Net assets at end of year (in 000’s)	$ 14,603	$ 14,564	$ 11,119	$ 14,315	$ 22,933

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.
(e)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 30.24	$ 57.43	$ 40.99	$ 43.71	$ 42.51
Net investment income (loss) (a)	0.51	0.48	0.30	0.32	0.38
Net realized and unrealized gain (loss)	(1.02)	(1.76)	17.91	0.57	5.02
Total from investment operations	(0.51)	(1.28)	18.21	0.89	5.40
Less distributions:
From net investment income	(0.51)	(0.51)	(0.35)	(0.41)	(0.38)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)
Total distributions	(1.67)	(25.91)	(1.77)	(3.61)	(4.20)
Net asset value at end of year	$ 28.06	$ 30.24	$ 57.43	$ 40.99	$ 43.71
Total investment return (b)	(1.88)%	(2.37)%	45.57%	1.92%	13.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	1.51%	0.61%	0.81%	0.93%
Net expenses (c)	0.70%	0.70%	0.82%	0.85%(d)	0.86%
Expenses (before waiver/reimbursement) (c)	0.79%	0.77%	0.83%	0.85%	0.86%
Portfolio turnover rate	29%	37%	23%	16%	20%
Net assets at end of year (in 000’s)	$ 141,185	$ 137,117	$ 102,714	$ 417,329	$ 488,730

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Class R1	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.67	$ 55.81	$ 39.90	$ 42.64	$ 41.53
Net investment income (loss) (a)	0.43	0.37	0.38	0.27	0.33
Net realized and unrealized gain (loss)	(0.95)	(1.67)	17.27	0.56	4.91
Total from investment operations	(0.52)	(1.30)	17.65	0.83	5.24
Less distributions:
From net investment income	(0.49)	(0.44)	(0.32)	(0.37)	(0.31)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)
Total distributions	(1.65)	(25.84)	(1.74)	(3.57)	(4.13)
Net asset value at end of year	$ 26.50	$ 28.67	$ 55.81	$ 39.90	$ 42.64
Total investment return (b)	(2.02)%	(2.54)%	45.37%	1.82%	13.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	1.24%	0.75%	0.69%	0.83%
Net expenses (c)	0.89%(d)	0.87%(d)	0.91%	0.95%(e)	0.96%
Portfolio turnover rate	29%	37%	23%	16%	20%
Net assets at end of year (in 000’s)	$ 161	$ 172	$ 57	$ 38	$ 35

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.47	$ 55.57	$ 39.74	$ 42.48	$ 41.38
Net investment income (loss) (a)	0.36	0.33	0.25	0.18	0.23
Net realized and unrealized gain (loss)	(0.95)	(1.70)	17.21	0.55	4.89
Total from investment operations	(0.59)	(1.37)	17.46	0.73	5.12
Less distributions:
From net investment income	(0.39)	(0.33)	(0.21)	(0.27)	(0.20)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)
Total distributions	(1.55)	(25.73)	(1.63)	(3.47)	(4.02)
Net asset value at end of year	$ 26.33	$ 28.47	$ 55.57	$ 39.74	$ 42.48
Total investment return (b)	(2.28)%	(2.79)%	45.01%	1.57%	13.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.10%	0.50%	0.45%	0.59%
Net expenses (c)	1.13%(d)	1.12%(d)	1.16%	1.20%(e)	1.21%
Portfolio turnover rate	29%	37%	23%	16%	20%
Net assets at end of year (in 000’s)	$ 1,006	$ 1,034	$ 1,066	$ 716	$ 780

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

	Year Ended October 31,
Class R3	2023	2022	2021	2020	2019
Net asset value at beginning of year	$ 28.14	$ 55.17	$ 39.48	$ 42.24	$ 41.15
Net investment income (loss) (a)	0.29	0.25	0.12	0.07	0.13
Net realized and unrealized gain (loss)	(0.94)	(1.69)	17.12	0.54	4.87
Total from investment operations	(0.65)	(1.44)	17.24	0.61	5.00
Less distributions:
From net investment income	(0.35)	(0.19)	(0.13)	(0.17)	(0.09)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)
Total distributions	(1.51)	(25.59)	(1.55)	(3.37)	(3.91)
Net asset value at end of year	$ 25.98	$ 28.14	$ 55.17	$ 39.48	$ 42.24
Total investment return (b)	(2.53)%	(3.03)%	44.66%	1.29%	13.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.85%	0.25%	0.19%	0.32%
Net expenses (c)	1.38%(d)	1.37%(d)	1.42%	1.45%(e)	1.46%
Portfolio turnover rate	29%	37%	23%	16%	20%
Net assets at end of year (in 000’s)	$ 1,465	$ 1,471	$ 1,137	$ 2,442	$ 2,314

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,		April 26, 2021^ through October 31,
Class R6	2023	2022	2021
Net asset value at beginning of period	$ 30.20	$ 57.42	$ 53.83*
Net investment income (loss) (a)	0.52	0.49	0.65
Net realized and unrealized gain (loss)	(1.03)	(1.77)	2.94
Total from investment operations	(0.51)	(1.28)	3.59
Less distributions:
From net investment income	(0.51)	(0.54)	—
From net realized gain on investments	(1.16)	(25.40)	—
Total distributions	(1.67)	(25.94)	—
Net asset value at end of period	$ 28.02	$ 30.20	$ 57.42
Total investment return (b)	(1.88)%	(2.37)%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.52%	1.25%††
Net expenses (c)	0.70%	0.70%	0.72%††
Expenses (before waiver/reimbursement) (c)	0.71%	0.71%	0.72%††
Portfolio turnover rate	29%	37%	23%
Net assets at end of period (in 000’s)	$ 198,461	$ 272,274	$ 356,580

*	Based on the net asset value of Class I as of April 26, 2021.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Value Fund

Notes to Financial Statements
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of eleven funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Value Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 9, 1999
Investor Class	February 28, 2008
Class B	June 9, 1999
Class C	June 9, 1999
Class I	January 21, 1971
Class R1*	January 2, 2004
Class R2*	January 2, 2004
Class R3*	April 28, 2006
Class R6	April 26, 2021

*	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders. Additionally, Class R1, Class R2 and Class R3 shares will be liquidated on or about February 28, 2024 (the "Liquidation Date"). It is expected that the Fund will distribute to remaining shareholders invested in Class R1, Class R2 or Class R3 shares, on or promptly after the Liquidation Date, a liquidating distribution in cash or cash equivalents equal to the net asset value of such shares.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of Trustees (the “Board”) of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R1, Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek long-term appreciation of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and

21

Notes to Financial Statements (continued)
overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2023, there were no material changes to the fair value methodologies.

22	MainStay WMC Value Fund

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. As of October 31, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying
23

Notes to Financial Statements (continued)
securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(I) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility

24	MainStay WMC Value Fund

of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion. During the year ended October 31, 2023, the effective management fee rate was 0.66% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $6,667,683 and waived fees and/or reimbursed expenses in the amount of $157,654 and paid the Subadvisor fees in the amount of $2,708,549.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 171
Class R2	1,045
Class R3	1,483
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2023, were $64,474 and $5,486, respectively.
25

Notes to Financial Statements (continued)
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2023, of $3,923, $19 and $2,463, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$438,907	$ —
Investor Class	192,141	(2,102)
Class B	22,458	(294)
Class C	53,058	(575)
Class I	130,162	—
Class R1	144	—
Class R2	880	—
Class R3	1,242	—
Class R6	10,214	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$25,547	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$886,014,895	$85,396,022	$(74,434,601)	$10,961,421
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$12,231,909	$28,931,082	$—	$10,964,582	$52,127,573
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$38,700	$(38,700)
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2023 and October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023	2022
Distributions paid from:
Ordinary Income	$17,709,162	$ 44,602,455
Long-Term Capital Gains	39,237,847	460,877,101
Total	$56,947,009	$505,479,556
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

26	MainStay WMC Value Fund

Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $289,206 and $349,595, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2023, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$1,455	$194
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2023 and October 31, 2022, were as follows:
Class A	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,590,537	$ 43,127,887
Shares issued to shareholders in reinvestment of distributions	1,052,417	28,541,623
Shares redeemed	(2,737,252)	(74,286,857)
Net increase (decrease) in shares outstanding before conversion	(94,298)	(2,617,347)
Shares converted into Class A (See Note 1)	179,908	4,832,388
Shares converted from Class A (See Note 1)	(11,768)	(323,015)
Net increase (decrease)	73,842	$ 1,892,026
Year ended October 31, 2022:
Shares sold	2,574,874	$ 75,162,709
Shares issued to shareholders in reinvestment of distributions	8,653,260	244,714,188
Shares redeemed	(2,898,457)	(85,207,197)
Net increase (decrease) in shares outstanding before conversion	8,329,677	234,669,700
Shares converted into Class A (See Note 1)	365,434	10,680,993
Shares converted from Class A (See Note 1)	(3,901)	(117,088)
Net increase (decrease)	8,691,210	$245,233,605

27

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2023:
Shares sold	51,736	$ 1,400,586
Shares issued to shareholders in reinvestment of distributions	110,738	3,007,651
Shares redeemed	(174,718)	(4,739,165)
Net increase (decrease) in shares outstanding before conversion	(12,244)	(330,928)
Shares converted into Investor Class (See Note 1)	31,998	887,420
Shares converted from Investor Class (See Note 1)	(88,401)	(2,373,861)
Net increase (decrease)	(68,647)	$ (1,817,369)
Year ended October 31, 2022:
Shares sold	99,246	$ 2,910,829
Shares issued to shareholders in reinvestment of distributions	1,076,017	30,472,806
Shares redeemed	(160,132)	(4,790,100)
Net increase (decrease) in shares outstanding before conversion	1,015,131	28,593,535
Shares converted into Investor Class (See Note 1)	38,738	1,108,283
Shares converted from Investor Class (See Note 1)	(259,839)	(7,693,164)
Net increase (decrease)	794,030	$ 22,008,654

Class B	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,127	$ 22,150
Shares issued to shareholders in reinvestment of distributions	28,265	544,951
Shares redeemed	(39,346)	(753,882)
Net increase (decrease) in shares outstanding before conversion	(9,954)	(186,781)
Shares converted from Class B (See Note 1)	(140,526)	(2,699,233)
Net increase (decrease)	(150,480)	$ (2,886,014)
Year ended October 31, 2022:
Shares sold	13,232	$ 270,904
Shares issued to shareholders in reinvestment of distributions	340,527	7,014,860
Shares redeemed	(71,258)	(1,533,977)
Net increase (decrease) in shares outstanding before conversion	282,501	5,751,787
Shares converted from Class B (See Note 1)	(164,591)	(3,396,152)
Net increase (decrease)	117,910	$ 2,355,635

Class C	Shares	Amount
Year ended October 31, 2023:
Shares sold	296,509	$ 5,705,628
Shares issued to shareholders in reinvestment of distributions	50,505	974,235
Shares redeemed	(234,517)	(4,556,446)
Net increase (decrease) in shares outstanding before conversion	112,497	2,123,417
Shares converted from Class C (See Note 1)	(32,491)	(625,729)
Net increase (decrease)	80,006	$ 1,497,688
Year ended October 31, 2022:
Shares sold	430,915	$ 9,751,926
Shares issued to shareholders in reinvestment of distributions	317,250	6,538,534
Shares redeemed	(233,253)	(4,957,547)
Net increase (decrease) in shares outstanding before conversion	514,912	11,332,913
Shares converted from Class C (See Note 1)	(33,962)	(698,007)
Net increase (decrease)	480,950	$ 10,634,906

Class I	Shares	Amount
Year ended October 31, 2023:
Shares sold	2,437,113	$ 71,634,987
Shares issued to shareholders in reinvestment of distributions	270,746	7,908,495
Shares redeemed	(2,222,127)	(64,985,391)
Net increase (decrease) in shares outstanding before conversion	485,732	14,558,091
Shares converted into Class I (See Note 1)	11,171	330,560
Shares converted from Class I (See Note 1)	(970)	(28,530)
Net increase (decrease)	495,933	$ 14,860,121
Year ended October 31, 2022:
Shares sold	2,456,778	$ 75,283,479
Shares issued to shareholders in reinvestment of distributions	1,366,048	41,432,227
Shares redeemed	(1,080,081)	(35,831,216)
Net increase (decrease) in shares outstanding before conversion	2,742,745	80,884,490
Shares converted into Class I (See Note 1)	3,574	115,135
Net increase (decrease)	2,746,319	$ 80,999,625

28	MainStay WMC Value Fund

Class R1	Shares	Amount
Year ended October 31, 2023:
Shares sold	197	$ 5,380
Shares issued to shareholders in reinvestment of distributions	359	9,920
Shares redeemed	(473)	(13,122)
Net increase (decrease)	83	$ 2,178
Year ended October 31, 2022:
Shares sold	4,530	$ 124,674
Shares issued to shareholders in reinvestment of distributions	738	21,242
Shares redeemed	(272)	(13,072)
Net increase (decrease)	4,996	$ 132,844

Class R2	Shares	Amount
Year ended October 31, 2023:
Shares sold	1,806	$ 49,580
Shares issued to shareholders in reinvestment of distributions	1,923	52,887
Shares redeemed	(1,834)	(50,187)
Net increase (decrease)	1,895	$ 52,280
Year ended October 31, 2022:
Shares sold	3,099	$ 92,709
Shares issued to shareholders in reinvestment of distributions	15,637	448,308
Shares redeemed	(1,597)	(49,958)
Net increase (decrease)	17,139	$ 491,059

Class R3	Shares	Amount
Year ended October 31, 2023:
Shares sold	18,812	$ 507,413
Shares issued to shareholders in reinvestment of distributions	2,864	77,938
Shares redeemed	(17,565)	(458,612)
Net increase (decrease)	4,111	$ 126,739
Year ended October 31, 2022:
Shares sold	14,878	$ 418,071
Shares issued to shareholders in reinvestment of distributions	18,616	528,702
Shares redeemed	(1,823)	(50,952)
Net increase (decrease)	31,671	$ 895,821

Class R6	Shares	Amount
Year ended October 31, 2023:
Shares sold	148,724	$ 4,285,051
Shares issued to shareholders in reinvestment of distributions	503,997	14,701,579
Shares redeemed	(2,587,712)	(76,838,148)
Net increase (decrease)	(1,934,991)	$ (57,851,518)
Year ended October 31, 2022:
Shares sold	125,655	$ 3,861,577
Shares issued to shareholders in reinvestment of distributions	5,318,092	161,084,996
Shares redeemed	(2,637,087)	(81,204,584)
Net increase (decrease)	2,806,660	$ 83,741,989
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
The MainStay Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Value Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 22, 2023
30	MainStay WMC Value Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $39,164,964 as long term capital gain distributions.
For the fiscal year ended October 31, 2023, the Fund designated approximately $17,709,162 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2023 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay WMC Value Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
34	MainStay WMC Value Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5013939MS139-23	MSWV11-12/23
(NYLIM) NL532

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2023 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $815,850.

The aggregate fees billed for the fiscal year ended October 31, 2022 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were

$874,450.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2023, and (ii) $0 for the fiscal year ended October 31, 2022.

(c) Tax	Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2023, and (ii) $0 during the fiscal year ended October 31, 2022. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)  All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2023, and (ii) $0 during the fiscal year ended October 31, 2022.

(e)  Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2023 and October 31, 2022 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $252,428 for the fiscal year ended October 31, 2023, and (ii) $193,405 for the fiscal year ended October 31, 2022.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2023 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Section 302 Certifications are attached.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 5, 2024

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 5, 2024